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[PIONEER INVESTMENTS LOGO]

PIONEER
VARIABLE
CONTRACTS
TRUST

PIONEER VARIABLE CONTRACTS TRUST -- CLASS I SHARES

PIONEER EMERGING MARKETS VCT PORTFOLIO
PIONEER GLOBAL FINANCIALS VCT PORTFOLIO
PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO
PIONEER GLOBAL TELECOMS VCT PORTFOLIO
PIONEER EUROPE VCT PORTFOLIO
PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
PIONEER SMALL CAP VALUE VCT PORTFOLIO
PIONEER SMALL COMPANY VCT PORTFOLIO
PIONEER MID CAP VALUE VCT PORTFOLIO
PIONEER GROWTH SHARES VCT PORTFOLIO
PIONEER REAL ESTATE SHARES VCT PORTFOLIO
PIONEER FUND VCT PORTFOLIO
PIONEER EQUITY INCOME VCT PORTFOLIO
PIONEER BALANCED VCT PORTFOLIO
PIONEER HIGH YIELD VCT PORTFOLIO
PIONEER STRATEGIC INCOME VCT PORTFOLIO
PIONEER AMERICA INCOME VCT PORTFOLIO
PIONEER MONEY MARKET VCT PORTFOLIO

SEMIANNUAL REPORT

JUNE 30, 2002

                                              PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Letter from the President                               1
Pioneer Emerging Markets VCT Portfolio
   Portfolio and Performance Update                     2
   Portfolio Management Discussion                      3
Pioneer Global Financials VCT Portfolio
   Portfolio and Performance Update                     4
   Portfolio Management Discussion                      5
Pioneer Global Health Care VCT Portfolio
   Portfolio and Performance Update                     6
   Portfolio Management Discussion                      7
Pioneer Global Telecoms VCT Portfolio
   Portfolio and Performance Update                     8
   Portfolio Management Discussion                      9
Pioneer Europe VCT Portfolio
   Portfolio and Performance Update                    10
   Portfolio Management Discussion                     11
Pioneer International Value VCT Portfolio
   Portfolio and Performance Update                    12
   Portfolio Management Discussion                     13
Pioneer Science & Technology VCT Portfolio
   Portfolio and Performance Update                    14
   Portfolio Management Discussion                     15
Pioneer Small Cap Value VCT Portfolio
   Portfolio and Performance Update                    16
   Portfolio Management Discussion                     17
Pioneer Small Company VCT Portfolio
   Portfolio and Performance Update                    18
   Portfolio Management Discussion                     19
Pioneer Mid Cap Value VCT Portfolio
   Portfolio and Performance Update                    20
   Portfolio Management Discussion                     21
Pioneer Growth Shares VCT Portfolio
   Portfolio and Performance Update                    22
   Portfolio Management Discussion                     23
Pioneer Real Estate Shares VCT Portfolio
   Portfolio and Performance Update                    24
   Portfolio Management Discussion                     25
Pioneer Fund VCT Portfolio
   Portfolio and Performance Update                    26
   Portfolio Management Discussion                     27
Pioneer Equity Income VCT Portfolio
   Portfolio and Performance Update                    28
   Portfolio Management Discussion                     29
Pioneer Balanced VCT Portfolio
   Portfolio and Performance Update                    30
   Portfolio Management Discussion                     31
Pioneer High Yield VCT Portfolio
   Portfolio and Performance Update                    32
   Portfolio Management Discussion                     33
Pioneer Strategic Income VCT Portfolio
   Portfolio and Performance Update                    34
   Portfolio Management Discussion                     35
Pioneer America Income VCT Portfolio
   Portfolio and Performance Update                    36
   Portfolio Management Discussion                     37
Pioneer Money Market VCT Portfolio
   Portfolio and Performance Update                    38
Schedules of Investments
   Pioneer Emerging Markets VCT Portfolio              39
   Pioneer Global Financials VCT Portfolio             44
   Pioneer Global Health Care VCT Portfolio            45
   Pioneer Global Telecoms VCT Portfolio               46
   Pioneer Europe VCT Portfolio                        47
   Pioneer International Value VCT Portfolio           49
   Pioneer Science & Technology VCT Portfolio          52
   Pioneer Small Cap Value VCT Portfolio               53
   Pioneer Small Company VCT Portfolio                 56
   Pioneer Mid Cap Value VCT Portfolio                 59
   Pioneer Growth Shares VCT Portfolio                 63
   Pioneer Real Estate Shares VCT Portfolio            65
   Pioneer Fund VCT Portfolio                          66
   Pioneer Equity Income VCT Portfolio                 70
   Pioneer Balanced VCT Portfolio                      73
   Pioneer High Yield VCT Portfolio                    86
   Pioneer Strategic Income VCT Portfolio              91
   Pioneer America Income VCT Portfolio                98
   Pioneer Money Market VCT Portfolio                  99
Financial Statements                                  101
Notes to Financial Statements                         130
Trustees, Officers and Service Providers              145

LETTER FROM THE PRESIDENT 6/30/02

DEAR FELLOW SHAREOWNERS,

All the negatives that have weighed on the market -- weak corporate earnings, high-profile business scandals, and an ambiguous economic outlook -- have one thing in common: None of them is likely to be permanent. It would also be a mistake to believe that the current run of bad news is somehow unique. In recent years, other headlines have rattled investors -- 1987's market meltdown, the Gulf War, currency crises in Asia and Russia, and, of course, September 11. On each occasion, frustrated investors cashed in their holdings, hoping to resume investing in better times. But only hindsight shows us the best times to be in or out of the market.

As successful professional investors with 74 years of experience caring for our clients' assets through declines and recoveries, we are sure of one thing: Like its predecessors, this downtrend began without the ringing of a bell and will end the same way. So rather than turn our backs when the news is bad, we search for attractive investments every day.

BE GUIDED BY YOUR NEEDS, NOT BY THE NEWS

Just like the events I mentioned earlier, today's unsettling headlines may be distant memories by the time you need to pay tuition bills or face the real costs of living in retirement. That's why, like us, you should keep your eyes on the future and not on the evening news.

Toward that end, your financial advisor can offer needed perspective and useful experience in times of market volatility. Your advisor can keep you focused on your goals and discuss adjustments to your investment program if you aren't comfortable with the choices you made earlier. And if tuition bills and retirement are in fact upon you, all the more reason for working more closely with your financial advisor.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

PIONEER EMERGING MARKETS VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

International Common Stocks                                        73%
Depositary Receipts for International Stocks                       25%
International Preferred Stocks                                      1%
U.S. Common Stocks                                                  1%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

South Korea                             16%
Taiwan                                  13%
South Africa                            10%
Brazil                                   9%
India                                    8%
Hong Kong                                6%
Mexico                                   5%
Malaysia                                 5%
Thailand                                 4%
China                                    4%
Russia                                   3%
Singapore                                3%
Indonesia                                2%
Turkey                                   2%
Chile                                    2%
Israel                                   2%
Philippines                              1%
Peru                                     1%
Hungary                                  1%
Poland                                   1%
Egypt                                    1%
Czech Republic                           1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1.  Anglogold Ltd.                    2.36%
2.  Samsung Electronics               2.23
3.  Telefonos de Mexico SA            1.89
4.  SK Telecom Co., Ltd.              1.80
5.  Petrobras Brasileiro              1.76

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                 6/30/02           12/31/01
Net Asset Value per Share        $11.89             $11.23

DISTRIBUTIONS PER SHARE              INCOME           SHORT-TERM           LONG-TERM
(12/31/01 - 6/30/02)                 DIVIDENDS        CAPITAL GAINS        CAPITAL GAINS
                                     $0.0703          $    -               $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER EMERGING MARKETS VCT PORTFOLIO at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                          PIONEER EMERGING       MSCI EMERGING
                        MARKETS VCT PORTFOLIO*   MARKETS FREE
10/31/1998                       $10,000           $10,000
     12/98                       $10,490           $10,675
                                 $18,750           $17,766
      6/00                       $12,337           $12,330
                                 $11,450           $12,037
      6/02                       $12,194           $12,287

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

[SIDENOTE]


AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

NET ASSET VALUE*

Life-of-Portfolio              5.55%
(10/30/98)
1 Year                         3.55%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PIONEER EMERGING MARKETS VCT PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

For the six months ended June 30, 2002, Pioneer Emerging Markets VCT Portfolio's Class I shares delivered total returns at net asset value of 6.50%. Over the same time period, the MSCI Emerging Markets Free Index had a total return of 2.08%.

In the following discussion, Mark Madden, portfolio manager of Pioneer Emerging Markets VCT Portfolio, addresses the factors impacting the Portfolio's performance and the outlook for emerging markets.

Q: WHAT FACTORS INFLUENCED THE PERFORMANCE OF EMERGING MARKETS IN THE SIX MONTHS ENDED JUNE 30, 2002?

    Emerging equity markets bottomed in late September 2001 marking the end of a twenty-month slide during which equity values more than halved. The bear market was the result of a slowing global economy, concerns relating to historically high valuations of stocks in major markets such as the United States, and political uncertainty in several emerging markets. The rally in emerging market stocks that began in early October initially was a "relief rally" as fears of a global recession following the events of September 11th proved unfounded. The rally gained strength as economic data showed the strong resilience of many emergent market economies during a difficult period for the global economy overall. In addition, earnings of companies in emerging markets were stronger than in many other regions of the world while valuations of emerging market stocks were cheap relative to those of U.S. and European equities. Global investors began to recognize the attractive investment opportunities in emerging markets and increased their exposure to the asset class.

Q:  WHAT IS YOUR INVESTMENT STRATEGY?

A: Our investment process is driven by rigorous research that focuses on companies with strong long-term growth prospects, proven management ability and stocks selling at a discount to our estimation of fair value. We look for companies that are well positioned in industries with favorable long-term trends and growth potential. We manage risk through diversification among various countries, sectors and companies while emphasizing stocks that are attractively valued.

Q.  WHERE ARE YOU FINDING ATTRACTIVE OPPORTUNITIES IN EMERGING MARKETS?

    As for countries, we continue to overweight (compared to its benchmark index) China, India and Thailand. We believe that these countries are poised to show healthy economic growth and are finding stocks in these countries that are attractively valued. The Portfolio is underweight in Mexico and Taiwan. We decided to limit investments in these countries given the heavy dependence of their economies on exports to the United States and other countries that are experiencing slowing growth. The Portfolio also has been underweight in Brazil and South Africa as domestic political turmoil continues to hinder the countries' efforts at economic reform. We have, however, maintained large positions in selected mining companies that have benefited from declining local currency costs and strong product (especially gold) prices.

    As for sectors, we prefer domestic-oriented sectors such as the consumer and financial sectors. The domestic economies of many emerging market countries are showing accelerating growth with strong consumer spending, characteristics that can bolster earnings in these sectors. The Portfolio is still underweight in technology, although less so than it was six months ago. We believe that demand will continue to be weak across many segments of the technology sector; however, we are finding attractive opportunities in some technology stocks that have relatively strong earnings potential despite the weak environment for technology spending.

Q:  WHAT IS YOUR OUTLOOK?

A: We are optimistic about the prospects for emerging markets. First, low interest rates and abundant liquidity in many emerging markets provide a very positive environment for equity investing. Second, valuations of emerging market stocks are attractive relative to other regions of the world. Finally, if the global economy is poised to recover in 2002, earnings growth should be strong for many emerging market companies.

[SIDENOTE]

Investing in emerging markets carries its own set of risks, including but not limited to currency fluctuations and social and economic instability. However, we feel confident that the long-term prospects invite serious consideration.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER GLOBAL FINANCIALS VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                                 48%
International Common Stocks                                        48%
Depositary Receipts for International Stocks                        4%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

United States                         46.7%
Germany                                8.7%
France                                 8.2%
Italy                                  6.8%
Japan                                  5.4%
Switzerland                            4.7%
United Kingdom                         4.5%
Ireland                                3.9%
Netherlands                            3.2%
Spain                                  3.0%
Australia                              1.8%
South Korea                            1.3%
Hong Kong                              1.0%
Singapore                              0.8%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. BNP Paribas SA                                  5.89%
2. Citigroup, Inc.                                 5.06
3. J.P. Morgan Chase & Co.                         4.96
4. UBS AG                                          4.68
5. Bank of America Corp.                           4.62

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                6/30/02           12/31/01
Net Asset Value per Share                        $9.84              $9.93

DISTRIBUTIONS PER SHARE        INCOME           SHORT-TERM           LONG-TERM
(12/31/01 - 6/30/02)           DIVIDENDS        CAPITAL GAINS        CAPITAL GAINS
                               $0.018           $0.0001              $0.0003

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER GLOBAL FINANCIALS VCT PORTFOLIO at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) World Financials Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                       PIONEER GLOBAL              MSCI WORLD
                  FINANCIALS VCT PORTFOLIO*     FINANCIALS INDEX
5/01                        $10,000                 $10,000
6/01                         $9,688                  $9,144
6/02                         $9,618                  $8,953

Index comparison begins 4/30/01. The MSCI World Financials Index is a global index that measures the performance of a group of related industries that comprise the financial sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

NET ASSET VALUE

Life-of-Portfolio                     -1.21%
(5/1/01)
1 Year                                -5.11%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PIONEER GLOBAL FINANCIALS VCT PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

A global economic recovery may be underway, but a crisis of confidence in corporate America is distracting investors from the improving fundamentals. Many financial companies, particularly those affiliated with Wall Street, are feeling investors' disdain, which was triggered by a series of high-profile accounting irregularities by U.S. companies. However, banks specializing in commercial and consumer lending, such as those comprising the majority of the Portfolio's assets, have performed relatively well in the current environment. As Marco Pirondini, a member of the Portfolio's management team, explains in the following discussion, weathering the stock market's uncertainty requires a discriminating, experienced eye to find undervalued, well-managed financial services companies that dominate their industries.

Q:  HOW DID GLOBAL FINANCIAL STOCKS PERFORM FOR THE SIX MONTHS ENDED JUNE 30,
    2002?

A: Relatively well, considering that the sectors comprising the global economy, as well as the myriad companies within those industries, posted a wide range of performance -- many negative for the six months. Financial stocks ranked among the better performers, however, led by the banks specializing in consumer lending. Investment banks, brokerages and financial companies, especially those exposed to the telecommunications and technology sectors, turned in the poorest performance.

    While we are cautious about banks and financial companies that were the providers of liquidity to corporations in recent years, particularly the failed dot-coms and telecoms, they've emerged in better shape from the recession than would have been the case in previous years. Where in the past, banks may have been the primary source of funding, companies have turned increasingly to the capital markets to issue corporate debt and stock to finance their growth or acquisitions.

    For the six months ended June 30, the Portfolio's Class I total return at net asset value was -0.72%. The MSCI World Financials Index, a comparative benchmark, posted a return of -2.08% for the same period.

Q:  ARE YOU STILL EMPHASIZING U.S. FINANCIAL STOCKS?

A: No. During the reporting period, we moved to a slightly underweighted position in U.S. financial stocks by trimming some of the asset planners and investment bank holdings. Weak corporate earnings, geopolitical conflict and implosion of several blue-chip companies following revelations of financial improprieties have contributed to great uncertainty in the U.S. financial markets. Our thinking was also supported by research, which suggested that a bona fide U.S. recovery may take longer than originally anticipated. As a result, the Portfolio ended the six months with a higher cash position than normally would be the case -- underscoring our concern for the markets' performance near term.

    Following one of the shortest U.S. recessions on record, many analysts thought that the U.S. stock market -- and foreign stock markets by extension -- would be well into a solid recovery by now. This belief was supported by the fact that the U.S. Federal Reserve Board reduced short-term interest rates 11 times in 2001 -- helping the U.S. economy grow 6.1% in the first quarter of 2002. However, the later three months of the Portfolio's reporting period saw stocks retreating sharply. By June 30, stock market benchmarks were testing new lows for 2002 -- close to levels not seen since the aftermath of September 11th.

Q:  HOW ARE LOW INTEREST RATES PLAYING INTO YOUR STRATEGY?

A: Low interest rates have been a dynamic force in keeping economic growth positive by encouraging consumers to spend. Furthermore, in the United States, where the federal funds rate sits at 1.75%, commercial banks are able to lend money to consumers at much higher rates -- thereby generating large profit margins.

    In Europe, interest rates are not as low as they are in the United States, because the European Central Bank (ECB) is attempting to control inflation. Thankfully, a strengthening euro is helping to restrain inflationary pressure --doing much of the ECB's work. We view this as a positive development, since it reduces the likelihood of an ECB-rate increase.

Q:  WILL THIS REPORT BE YOUR LAST COMMUNICATION TO THE PORTFOLIO'S SHAREOWNERS?

A: Yes. As we mentioned in our letter to you in early June, the Trustees of Pioneer Global Financials VCT Portfolio voted on May 4, 2002, to liquidate the Portfolio after the close of business on August 23, 2002. This decision was based on the fact that the Portfolio's assets had fallen below a level that was cost efficient to operate.

    Please contact your financial advisor if you have any questions regarding the closing of the Portfolio. Or you can reach as at 1-800-225-6292 from 8:00 a.m. through 9:00 p.m. Eastern time on any business day. Thank you for investing with Pioneer.

[SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                     68%
International Common Stocks            31%
Depositary Receipts                     1%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

United States                 66%
United Kingdom                11%
France                         8%
Germany                        5%
Switzerland                    5%
Canada                         3%
Japan                          1%
Belgium                        1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1.  Pfizer, Inc.                      9.79%
2.  Wyeth Co.                         9.50
3.  Aventis SA                        7.65
4.  AstraZeneca Plc                   5.03
5.  Pharmacia Corp.                   4.55

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                   6/30/02           12/31/01
Net Asset Value per Share           $8.12             $10.15

DISTRIBUTIONS PER SHARE    INCOME           SHORT-TERM           LONG-TERM
(12/31/01 - 6/30/02)       DIVIDENDS        CAPITAL GAINS        CAPITAL GAINS
                           $    -           $     -              $      -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) World Health Care Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                  PIONEER GLOBAL HEALTH        MSCI WORLD
                   CARE VCT PORTFOLIO*     HEALTH CARE INDEX
5/31/2001                  $10,000               $10,000
    12/01                  $10,000                $9,791
     6/02                   $8,000                $8,567

Index comparison begins 4/30/01. The MSCI World Health Care Index is a global index that measures the performance of a group of related industries that comprise the health care sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

NET ASSET VALUE*

Life-of-Portfolio               -16.31%
(5/1/01)
1 Year                          -23.18%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

In the following discussion, Marco Pirondini, a member of Pioneer Global Health Care VCT Portfolio's management team, reviews the factors that affected performance over the past six months.

Q:  HOW DID PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO PERFORM IN 2001?

A: For the six months ending June 30, 2002, the Portfolio had a total return of -20.00% at net asset value. This compares to a return of -12.49% for the MSCI World Health Care Index, the Portfolio's benchmark, during the same period.

Q: WHAT WERE CONDITIONS LIKE IN THE HEALTH CARE INDUSTRY DURING THE FIRST HALF OF THE YEAR?

A: The factors that weighed on health care stocks in 2001 persisted into this year. The U.S. Food and Drug Administration (FDA) remains slow to grant go-aheads on several drugs with high sales potential unless the new products show a clear advantage over existing therapies. That stance, plus competition from inexpensive generic versions of highly profitable drugs whose patents have expired, cut into earnings at several large pharmaceutical manufacturers. The result was lower prices for major drug stocks, a sector normally known for its long stream of earnings increases, as well as for a history of solid investment returns that traditionally justified premium valuations.

    Some health care companies were the focus of accounting concerns like those that plagued companies in other industries. Questions have also been raised about the competitive practices of large pharmaceutical companies, as they maneuvered against the introduction of generic versions of their products. Although not all companies are guilty of corporate misbehavior, investor skepticism increased dramatically over the first half of the year. And pharmaceutical companies have begun to rethink the high costs of licensing drugs created by biotech firms.

Q: WHAT WAS YOUR RESPONSE TO THESE CONDITIONS, AND HOW DID YOUR DECISIONS AFFECT PERFORMANCE?

A: Over the course of the period we pared back holdings of smaller companies and reduced the Portfolio's exposure to U.S. firms. We also held more cash than is usual, reflecting our cautious near-term view. The result was a slightly higher level of concentration than was the case at the beginning of the year.

    In an effort to defend against the twin problems faced by large drug makers -- a reluctant FDA and upcoming patent expirations -- we decided to focus on companies with less exposure to these risks. As much as possible, we studied the so-called pipeline risk, the need to replace big-selling "blockbuster" drugs that will soon go off patent and the related risk of sharpened competition from generics. In that connection, we reexamined research and development initiatives at several Portfolio companies, preferring those whose product ideas target the most promising areas. Examples are possible treatments for respiratory diseases and various cancers. We also looked for companies with profitable drugs that are moving -- or soon will move -- from prescription to over-the-counter, or drugstore, sales. Most importantly, our examination of growth prospects in the industry for the next several years led us to build up the Portfolio's weighting in medical equipment, health care services and hospitals.

Q:  PLEASE TELL US ABOUT SOME OF YOUR CHOICES IN THE AFOREMENTIONED AREAS.

A: Selections included for-profit hospital company HCA, which owns and operates over 200 facilities in the U.S. and abroad. We also favored managed care providers, including UnitedHealth Group, a large health care network based in Minnesota, and Wellpoint, which operates Blue Cross companies in several states. Other choices included Cardinal Health, a provider of specialized pharmaceutical technologies and services, and two makers of medical devices, Medtronics in the U.S. and U.K.-based Smith & Nephew, a leader in surgical devices, wound treatment and rehabilitation products.

    Overall, these stocks delivered good relative performance compared to pharmaceutical and biotech holdings. However, our decision to focus on health care providers and makers of medical devices came too late to overcome declines elsewhere and accounted in large part for the Portfolio's underperformance relative to its benchmark.

Q:  WHY IS THE PORTFOLIO CLOSING?

A: Assets in the Portfolio have fallen below the level where it can be operated in a cost-effective manner. Given the expenses involved, the Trustees decided that it was no longer in shareowners' best interests to continue operations. The Portfolio will be liquidated at the close of business on August 23, 2002.

[SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER GLOBAL TELECOMS VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

International Common Stocks                51%
U.S. Common Stocks                         40%
Depositary Receipts                         9%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

United States                   39.5%
Italy                           20.1%
United Kingdom                  16.8%
Japan                            7.4%
Germany                          3.3%
Other                            3.3%
Denmark                          2.6%
Canada                           2.1%
Australia                        1.9%
Austria                          1.6%
Greece                           1.4%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Vodafone Group Plc                            11.02%
2. BellSouth Corp.                               10.79
3. SBC Communications Inc.                        9.87
4. Telecom Italia S.p.A.                          6.82
5. Nippon Telegraph & Telephone (A.D.R.)          5.03

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                6/30/02           12/31/01
Net Asset Value per Share        $4.97              $6.98

DISTRIBUTIONS PER SHARE     INCOME           SHORT-TERM           LONG-TERM
(12/31/01 - 6/30/02)        DIVIDENDS        CAPITAL GAINS        CAPITAL GAINS
                            $    -           $     -              $      -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER GLOBAL TELECOMS VCT PORTFOLIO at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) World Telecommunication Services Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                       PIONEER GLOBAL MSCI WORLD
                        TELECOMS VCT PORTFOLIO*       TELECOMMUNICATION SERVICES INDEX
5/31/2001                       $10,000                          $10,000
    12/01                        $7,756                           $8,654
     6/02                        $5,522                           $5,984

Index comparison begins 4/30/01. The MSCI World Telecommunication Services Index is a global index that measures the performance of a group of related industries that comprise the telecommunications sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

NET ASSET VALUE*

Life-of-Portfolio            -44.99%
(5/1/01)
1 Year                       -41.67%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PIONEER GLOBAL TELECOMS VCT PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

Telecommunications companies have been struggling for some time to regain their footing, absorbing excess capacity and restructuring in an effort to improve their growth prospects. While debt issues still overshadow the sector, the possibility of a U.S.-led global recovery was helping investors to look to the future. However, the disclosure of WorldCom's accounting irregularities and its potential bankruptcy is likely to add more uncertainty. As Marco Pirondini, a member of the Portfolio's management team explains in the following discussion, WorldCom's demise will likely bring many changes to the beleaguered telecoms sector.

Q:  HOW DID THE PORTFOLIO PERFORM AMIDST SO MUCH UNCERTAINTY?

A: While the Portfolio held several telecommunications stocks that posted attractive gains, particularly the regional Bell operators, the tide was overwhelmingly negative. The telecommunications sector was one the worst performing sectors for the six months ended June 30, 2002, as illustrated by the (MSCI) World Telecommunication Services Index's return of -30.85%.

    Despite our best efforts to diversify holdings across regions and sub-sectors, we could not stem the sector's gravitation pull. The Portfolio's total return at net asset value for the six months ended June 30 was -28.80%. We believe the Portfolio's relative outperformance is a function of our efforts to invest in high-quality companies with limited debt exposure.

Q:  HOW HAVE YOU MANAGED THE PORTFOLIO AMIDST SO MUCH VOLATILITY?

A: We've avoided telecom companies with high debt levels, resulting in a lower exposure to U.S. telecoms and an increased weighting in European telecoms. We believe this decision helped the Portfolio avoid poorly managed U.S. companies, many of which have entered bankruptcy. (The Portfolio did not own WorldCom.) We still prefer wireless technology to more traditional telecom services. Wireless companies that are positioning themselves for the next generation of wireless products and services should help restore profitability to the industry. Finally, we've been maintaining a slightly higher cash balance than normally is the case in an effort to maintain net asset value.

Q: DO YOU THINK WORLDCOM'S MISMANAGEMENT WILL BE A CATALYST FOR CHANGE, BOTH FOR THE TELECOMS SECTOR AND U.S. FINANCIAL MARKETS IN GENERAL?

A: Most definitely. Besides the obvious ethical lapses in judgment that occurred when WorldCom reported nearly $4 billion of ordinary expenses as capital investments -- allowing it to appear profitable when it wasn't, it could surpass Enron as the largest corporate failure ever.

    Many reforms are being proposed today to prevent future fraud and help restore investor confidence in the financial markets. Proposals range from the creation of an accounting oversight board to criminal penalties for executives who corroborate incorrect financial statements. At the very least, we expect the quality of financial reporting to improve, which in conjunction with other reforms will be a positive development for investors.

    Accounting irregularities aside, the demise of WorldCom, the second biggest U.S. long-distance company, is certain to have sweeping implications for the telecom sector. In the short-term, WorldCom may be forced to sell assets in an effort to reinvent itself as a smaller company. Rivals like the regional Bell operators, Sprint Corp. and AT&T will be in an advantageous position to absorb WorldCom's customers and assets. Longer term, the U.S. telecom industry may be in for fundamental restructuring. Smaller upstarts may not be able to survive in an environment where financing is likely to dry up until the sector's outlook improves. With fewer telecom operators, the lack of competition becomes an issue.

Q: HAS THE SHRINKING NUMBER OF TELECOMS COMPANIES COMPLICATED YOUR SEARCH FOR ATTRACTIVE INVESTMENT OPPORTUNITIES?

A: Absolutely. In the current market, we're finding it very difficult to find high-quality investment-grade telecoms companies that meet our stringent investment criteria. The dearth of acceptable companies is one of the reasons the Trustees decided to close Pioneer Global Telecoms VCT Portfolio. We've tried to diversify as much as possible, favoring companies invested in next-generation technologies with limited debt levels. Vodafone (United Kingdom), Bell South (United States) and Telecom Italia (Italy) best exemplify our strategy.

Q:  WILL THIS REPORT BE YOUR LAST COMMUNICATION TO THE PORTFOLIO'S
    SHAREOWNERS?

A: Yes. Assets in the Portfolio have fallen below the level where it can be operated in a cost-effective manner. Given the expenses involved, the Trustees decided that it was no longer in shareowners' best interest to continue operations. The Portfolio will be liquidated at the close of business on August 23, 2002.

[SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's Investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER EUROPE VCT PORTFOLIO                   PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

International Common Stocks                              94%
Depositary Receipts for International Stocks              4%
International Preferred Stocks                            2%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

United Kingdom                  23.5%
France                          18.8%
Germany                         11.0%
Netherlands                      9.0%
Switzerland                      7.7%
Italy                            7.1%
Spain                            6.5%
Finland                          5.6%
Sweden                           4.4%
United States                    3.1%
Norway                           2.0%
Portugal                         0.9%
Poland                           0.4%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Nestle SA (Registered Shares)         3.99%
2. BNP Paribas SA                        3.92
3. ENI S.p.A.                            3.62
4. Aventis SA                            3.34
5. Nokia OYJ                             3.19

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                               6/30/02           12/31/01
Net Asset Value per Share                       $8.02              $8.42

DISTRIBUTIONS PER SHARE      INCOME           SHORT-TERM           LONG-TERM
(12/31/01 - 6/30/02)         DIVIDENDS        CAPITAL GAINS        CAPITAL GAINS
                             $    -           $    -               $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER EUROPE VCT PORTFOLIO at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                 PIONEER EUROPE VCT
                      PORTFOLIO*            MSCI EUROPE INDEX
10/98                  $10,000                   $10,000
12/98                  $10,600                   $10,992
                       $13,618                   $12,741
 6/00                  $11,104                   $11,671
                        $8,587                    $9,349
 6/02                   $8,179                    $8,918

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, capitalization-weighted index of the 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

NET ASSET VALUE*

Life-of-Portfolio                     -5.33%
(10/30/98)
1 Year                                -7.92%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PIONEER EUROPE VCT PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

European stocks fell sharply in the second quarter of 2002, after posting gains in the early months of the year. The announcement of several accounting irregularities in the United States and geopolitical tensions contributed to a significant drop in investor confidence. The stock market's retreat was widespread, but as Stan Pearson, a member of the Portfolio's management team, mentions in the following discussion, Pioneer Europe VCT Portfolio's defensive positioning helped to soften the impact of the reversal.

Q:  WHY DID EUROPEAN STOCKS RETREAT AFTER RALLYING IN THE FIRST QUARTER OF 2002?

A: European stocks reacted negatively to a series of announcements of accounting improprieties by several high-profile U.S. companies. The scandals are calling into question the financial health of corporate America and raising uncertainty about the timing of a U.S.-led global economic recovery. Given the heightened awareness of corporate financial reporting, companies lacking clear, transparent accounting practices are likely to encounter a chilly reception from investors.

Q:  HOW DID THE PORTFOLIO PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2002?

A: Given evidence that the European economy is in the early stages of an economic recovery, the Portfolio benefited from its positioning in both defensive and cyclical stocks. Food, beverage and tobacco stocks, which tend to perform well in a slower-growth environment, and bank stocks, which are profiting from the lower interest rate environment, were rewarding for the Portfolio. Utilities stocks, like consumer staple stocks, proved to be the most resilient to the market's downturn, thanks to their steady cash generation and high-quality balance sheets.

    For the six months ended June 30, the Portfolio's total return at net asset value was -4.75% for Class I shares, slightly lagging its benchmark index. The MSCI Europe Index returned -4.61% for the same period.

Q: COULD YOU DESCRIBE SOME OF THE COMPANIES THAT CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

A: The banking sector did relatively well. Our decision to invest heavily in BNP Paribas (France) proved worthwhile, as its performance ranked among the best of the larger-capitalized European banks. Other bank holdings that performed well were UBS (Switzerland) and Deutsche Bank (Germany). The Portfolio also benefited from its emphasis on media stocks. Publicis (France) and Reed Elsevier (France) generated strong earnings during the period and have delivered on their growth targets. In contrast, an underweight position in Vivendi Universal (France) moderated the impact of that company's share price decline.

    Among the Portfolio's consumer staple holdings, we believe British American Tobacco (United Kingdom) should continue to rally from current price levels, as we expect the threat of further litigation will likely dissipate. Food and beverage distributor Nestle (Switzerland) is expanding market share and increasing its profit margins through cost-cutting and improved efficiency. In the energy sector, high oil prices are benefiting our overweight position in petroleum producers, especially ENI (Italy).

Q:  DID YOU ADD ANY NEW HOLDINGS?

A: Yes. We purchased Gehe (Germany), a pharmaceutical company that holds a dominant position in the wholesale distribution of drugs. Gehe has cultivated a strong brand identity and is unlocking interesting synergies between its wholesaling and retailing operations. Additionally, we added flavor and fragrance manufacturer Givaudan (Switzerland) at very attractive prices. This conservatively financed company produces flavorings for foods, detergents and perfumes and operates in a sector that should achieve stable growth. We also purchased Wolesley (United Kingdom), which sells building materials, and Smiths Industries (United Kingdom), a manufacturer of defense and medical devices.

    We did execute some notable sales. We sold Banco Popular (Spain), which had reached our target sale price. We also reduced the position in Siemens (Germany) and purchased Unilever (United Kingdom) with the proceeds to reduce the Portfolio's exposure to growth stocks.

Q:  WHAT IS YOUR OUTLOOK?

A: We expect European markets to be choppy for the foreseeable future, especially as long as the accounting scandals continue to dominate investor concerns. We remain cautious about the strength and timing of a recovery; however, stock price valuations are looking less inflated in many sectors. We believe our focus on companies with clear accounting policies, financial strength, strong management, achievable objectives and reasonable valuations will prove to be successful in this challenging market.

[SIDENOTE]
International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO+

PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

SECTOR DISTRIBUTION
(As a percentage of total investment portfolio)

[CHART]

Finance                                        20.4%
Consumer Discretionary                         13.9%
Energy                                         11.9%
Consumer Staples                               11.4%
Basic Materials                                10.1%
Health Care                                     8.9%
Industrials                                     8.2%
Telecommunication Services                      7.9%
Information Technology                          5.4%
Utilities                                       1.9%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

United Kingdom                   22.4%
Japan                            17.2%
France                           10.9%
Germany                           7.7%
Switzerland                       7.3%
Italy                             6.1%
Netherlands                       4.8%
Australia                         4.4%
Spain                             3.8%
Finland                           2.6%
Hong Kong                         2.2%
South Korea                       2.1%
Sweden                            1.6%
China                             1.6%
Singapore                         1.5%
Ireland                           1.5%
Canada                            1.4%
Taiwan                            0.7%
Israel                            0.2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. ENI S.p.A.                             2.99%
2. British American Tobacco               2.64
3. Cadbury Schweppes Plc                  2.32
4. Total Fina Elf SA                      2.22
5. Nestle SA (Registered Shares)          2.16

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                           6/30/02           12/31/01
Net Asset Value per Share                   $9.05              $9.00

DISTRIBUTIONS PER SHARE        INCOME           SHORT-TERM           LONG-TERM
(12/31/01 - 6/30/02)           DIVIDENDS        CAPITAL GAINS        CAPITAL GAINS
                               $0.0133          $    -               $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER INTERNATIONAL VALUE VCT PORTFOLIO at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) All Country World Free
(ACWF) ex. U.S. Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                PIONEER INTERNATIONAL    MSCI ACWF
                VALUE VCT PORTFOLIO*   EX. U.S. INDEX
3/95                   $10,000             $10,000
                       $11,053             $10,960
6/96                   $11,998             $11,692
                       $12,581             $11,931
                       $12,163             $13,656
6/99                   $17,561             $17,876
                       $13,609             $15,179
                       $10,378             $12,220
6/02                   $10,452             $12,092

Index comparison begins on 2/28/95. The MSCI ACWF ex. U.S. Index is composed of 46 markets - 21 developed countries and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

NET ASSET VALUE*

Life-of-Portfolio                      0.59%
(3/1/95)
5 Years                               -5.53%
1 Year                                -7.80%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

+ Formerly Pioneer International Growth VCT Portfolio

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO+

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

International stock prices have begun to reflect an improving global economic outlook. Companies that cater to consumers delivered some of the best performance for the six months ended June 30, 2002. The recovery remains uneven, however, with a handful of industries still experiencing overcapacity, slow demand and weak profits. As Stefano Pregnolato, a member of the Portfolio's management team, explains in the following discussion, this recovery requires a cautious but opportunistic hand.

Q: WHAT FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE SIX MONTHS ENDED JUNE 30, 2002?

A: Japanese stocks made a strong contribution to the Portfolio's performance during the period. In addition, the Portfolio's investments in a myriad of international consumer products from staples, such as tobacco and household products, to discretionary items, such as automobiles and retailing, had a positive influence. As a result, the Portfolio's Class I shares returned 0.71% at net asset value for the first half of its fiscal year, outperforming its benchmark, the MSCI ACWF ex. U.S. Index excluding the United States, which returned -1.05% for the same period.

Q:  WHAT IS SPARKING THE REBOUND IN JAPANESE STOCK PRICES?

A: We think the current rally in Japanese stocks is the result of compelling stock valuations. Japanese stocks had performed quite poorly for some time, and prices are depressed as a result. During May, we saw a shift in capital flows away from the United States toward Japan, which appears to be emerging from a nine-month recession. However, the outlook is far from certain. We remain concerned about the high unemployment, weak consumer spending, national debt and lack of genuine reform by government and businesses alike.

    Given such a mixed picture, we're not making a wholesale shift back into Japanese stocks at this time. We've chosen to gradually increase the Portfolio's exposure in an effort to bring it up to a level commensurate with its benchmark. We're selectively adding stocks that derive most of their sales at home rather than from the export market. Up until this time, we've emphasized large companies with global operations that rely on revenues from abroad. However, since the yen is strengthening in response to Japan's improving outlook, export-oriented companies may begin to see their profits erode. So, our current efforts to increase Japanese assets are focused on large domestic companies, such as East Japan Railway, which the government is continuing to privatize (secondary offerings), and KAO Corp., which provides household products from cosmetics to cleaning products.

Q:  ARE YOU STILL EMPHASIZING CONSUMER-RELATED STOCKS?

A: Yes. The Portfolio's exposure to this area was very positive as a result of sound stock picking. In the relatively recession-resistant consumer staples arena, British American Tobacco did extremely well. Cadbury Schweppes (United Kingdom) and Nestle (Switzerland) also performed well given investor preference for large, established companies with relatively stable, transparent earnings flows. The Portfolio also benefited from its investment in the consumer discretionary sector -- particularly automobile manufacturers Honda Motor Co. (Japan) and Renault (France). Demand for discretionary products typically increases as economic growth and personal wealth rises.

Q:  WHICH STOCKS PROVED DISAPPOINTING?

A: The information technology sector is still struggling, as few companies are willing to make large new investments in information systems in the current environment. Much of the sector is still rife with overcapacity, which, in turn, is depressing pricing power and corporate profits. Despite this sector's sluggishness, our decision to limit the Portfolio's exposure to this sector proved advantageous, since the sector performed poorly during the period.

Q: WHERE DO YOU EXPECT TO FIND YOUR BEST INVESTMENT OPPORTUNITIES IN THE COMING MONTHS?

A: Our investment decisions underscore a cautious but opportunistic outlook for the rest of 2002. We're looking for stocks that have been unfairly tarnished in the downturn or cyclical stocks that offer tremendous value.

    One area that we are finding attractive growth opportunities is the basic materials industry, which struggled during the recession but is currently experiencing a turnaround. Since the fortunes of cyclical companies rise and fall with the level of economic growth, their stocks typically appreciate early on in a recovery. Aluminum producer Pechiney (France), paper producer UPM-Kymmene Corp. (Finland) and the mining company Rio Tinto (Australia) should do well in the current environment. We continue to limit investment in industrial stocks, another cyclical sector, but have invested considerably in capital goods manufacturers BAE Systems
    (UK) and Bombardier Inc. (Canada).

    Since we expect the global economic recovery to be gradual by historic standards, we think it still prudent to keep a considerable portion of the Portfolio's assets invested in defensive stocks, which tend to perform well in a slower-growth environment. However, given our increasingly positive outlook, we would expect to invest more heavily in undervalued or overlooked cyclical stocks as the global economic recovery takes hold.

[SIDENOTE]

+ Formerly Pioneer International Growth VCT Portfolio. Name change effective July 30, 2001.

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                                 94%
Depositary Receipts for International Stocks                        6%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Technology                    86%
Health Care                    8%
Industrials                    6%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1.  Dupont Photomasks Inc.                                                  4.71%
   2.  Synopsys, Inc.                                                          4.23
   3.  Micron Technology, Inc.                                                 3.43
   4.  Scios Inc.                                                              3.40
   5.  Veeco Instruments, Inc.                                                 3.28

Holdings will vary for other periods.


PRICES AND DISTRIBUTIONS

                                                                    6/30/02           12/31/01
Net Asset Value per Share                                            $3.08              $5.11


DISTRIBUTIONS PER SHARE                      INCOME           SHORT-TERM           LONG-TERM
(12/31/01 - 6/30/02)                         DIVIDENDS        CAPITAL GAINS        CAPITAL GAINS
                                             $    -           $    -               $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO at net asset value, compared to the growth of the Nasdaq Composite Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]


              PIONEER SCIENCE &
              TECHNOLOGY VCT PORTFOLIO*        NASDAQ COMPOSITE INDEX
 5/00               $10,000                          $10,000
12/00                $7,882                           $7,265
12/01                $5,385                           $5,736
 6/02                $3,246                           $4,304

Index comparison begins 4/30/00. The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 4,000 companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

NET ASSET VALUE*


Life-of-Portfolio                         -41.88%
(5/1/00)
1 Year                                    -48.15%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.



Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

After a year-end rally that began in October and extended into the first quarter of this year, technology stocks fell abruptly with many finishing the period around the low levels of last fall. In the pages that follow, Thomas Crowley, the Portfolio's day-to-day manager, describes what is behind the weakness in technology stocks and what it means for Pioneer Science & Technology VCT Portfolio.

Q:  HOW DID THE PORTFOLIO PERFORM OVER THE FIRST HALF OF THE YEAR?

A: Performance results reflected a rise in technology stocks early in the period and a period of exceptional volatility in the second quarter. Over the course of the six months ended June 30, 2002, the Portfolio had a total return of -39.73%. These results lagged the -24.97% return of the Nasdaq Composite Index, the Portfolio's benchmark, during the same period.

Q:  PLEASE DESCRIBE MARKET CONDITIONS DURING THE PERIOD.

A: As recently as March, investors were encouraged by signs that the U.S economy had shaken off the recession and was growing again. It even appeared that the expansion would accelerate in the second half of the year. Early strength in tech stocks reflected that view. But when earnings faltered mid-way in the period, investors feared that an increase in technology spending by corporations would be deferred. Also, a host of events -- accounting scandals, stories of corporate misgovernance and tensions in the Middle East -- further depressed investor confidence.

Q:  WHAT TRIGGERED THE TECH WEAKNESS?

A: Intel's surprise announcement that second quarter revenues would be at the low end of the expected range caused semiconductor stocks to drop quickly and sharply. Even more startling was Intel's report that, in the weak sales environment for personal computers, its own sales were tilting away from the profitable Pentium series chips to lower-cost Celeron chips. This reversed Intel's first quarter sales mix and had negative implications for profit margins, sparking fears that margins at all chip makers would be affected. As a result, the semiconductor sector, which had helped performance earlier, dragged down results.

Q:  WHICH STOCKS STOOD OUT, FOR BETTER OR WORSE?

A: Stocks of contract manufacturers, including Portfolio holdings Flextronics and Sanmina, were the period's biggest disappointments. New orders have been slow in coming, but the stocks have declined out of proportion to the business reality. In addition, contract manufacturers have grown by acquiring the manufacturing divisions that their client companies no longer wish to operate and accounting concerns are now attached to any company whose growth has been fueled by acquisition.

    Gemstar-TV Guide also fell. Gemstar, which provides digital interactive television programming services, lost the first round in a lawsuit claiming that other companies had infringed on its patents.

    There were also a few bright spots. Synopsys merged with Avanti, adding a powerful product line for designing advanced semiconductor chips. And Cymer, the world leader in lasers used to manufacture semiconductors, announced that its earnings would be on target.

Q:  DID YOUR STRATEGY SHIFT DURING THIS VOLATILE PERIOD?

A: We did not attempt to be more defensive or more aggressive as the market rose and fell. Our strategy is consistent; we look for companies in each tech sector with the greatest potential to grow their earnings over time. We also focus on companies that can benefit from transitions in technology.

    Our growth-oriented approach can produce exaggerated price movements like those we have seen. With the broad decline in tech stocks, the Nasdaq Composite is no longer dominated by growth-oriented technology issues, which may explain the Portfolio's underperformance compared to the benchmark, over this period.

Q:  WHAT WILL IT TAKE TO TURN TECH STOCKS AROUND?

A: The market is definitely in a "show-me" mood. Investors want to see earnings progress before they will commit funds to a stock.

    Companies have been rewarded over the last two years for underspending on technology, creating a huge pent-up demand. If corporate earnings and the economy continue to improve, tech will follow and businesses will have to upgrade in order to remain competitive. Corporations that have postponed investing may boost spending in the latter part of this year -- more money typically goes into technology in the second half of the year as managers try to justify their budgets. However, companies that couldn't spend fast enough a few years ago may choose to await improving profits before ramping up capital spending.

[SIDENOTE]
Companies in the rapidly changing fields of science and technology often face special risks. For example, products may not be commercially successful or may become obsolete quickly.

The Portfolio invests in small- and medium-capitalization stocks which may be more volatile and less liquid than large-cap issues. The Portfolio also invests in international securities, which are subject to special risks including fluctuations in currency, differing regulatory and accounting standards and periods of illiquidity.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER SMALL CAP VALUE VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                               99%
International Common Stocks                       1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Consumer Discretionary                         23.8%
Industrials                                    18.6%
Financials                                     17.9%
Information Technology                         11.7%
Energy                                          7.5%
Materials                                       6.1%
Health Care                                     5.4%
Consumer Staples                                4.0%
Utilities                                       4.0%
Telecommunication Services                      1.0%


FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1.  Nortek, Inc.                                       1.72%
2.  Swift Energy Co.                                   1.57
3.  Blyth, Inc.                                        1.53
4.  Pediatrix Medical Group, Inc.                      1.51
5.  Bedford Property Investors, Inc.                   1.40

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                                    6/30/02           12/31/01
Net Asset Value per Share                                           $11.37             $10.87

DISTRIBUTIONS PER SHARE                      INCOME           SHORT-TERM           LONG-TERM
(12/31/01 - 6/30/02)                         DIVIDENDS        CAPITAL GAINS        CAPITAL GAINS
                                             $0.0003          $0.0001              $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER SMALL CAP VALUE VCT PORTFOLIO at net asset value, compared to the growth of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]


                    PIONEER SMALL CAP          RUSSELL 2000
                    VALUE VCT PORTFOLIO*       VALUE INDEX
11/01                    $10,000                 $10,000
12/01                    $10,574                 $10,612
 6/02                    $11,061                 $11,382

Index comparison begins 11/30/01. The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

[SIDENOTE]

CUMULATIVE
TOTAL RETURNS
(As of June 30, 2002)

NET ASSET VALUE*

Life-of-Portfolio                         13.70%
(11/8/01)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PIONEER SMALL CAP VALUE VCT PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

David Adams, an eight-year Pioneer veteran, has assumed leadership of Pioneer's small company investment team, replacing Kenneth Fuller who left the firm in May. Mr. Adams has been an integral member of the team for nearly five years. His review of the factors behind Pioneer Small Cap Value VCT Portfolio's performance follows.

Q:  HOW DID THE PORTFOLIO PERFORM OVER THE LAST SIX MONTHS?

A: For the six months ending June 30, 2002, Pioneer Small Cap Value VCT Portfolio returned 4.60%, at net asset value. The Russell 2000 Value Index, the Portfolio's benchmark, returned 7.26% over the same period.

Q:  WHAT WAS THE BACKGROUND LIKE FOR SMALL-CAP VALUE COMPANIES OVER THIS PERIOD?

A: Late last year, investors were looking over their shoulders at the events of September 11th and showing little interest in equities. The resulting fall in stock prices produced attractive valuations in several small-cap sectors. Investor interest followed, and prices began to recover. Geopolitical concerns, corporate scandals and a fuzzy economic picture in the United States led to heightened volatility in May and June. Overall, results among small stocks were favorable, with value outperforming growth.

Q: WHY WERE SO MANY CONSUMER STOCKS SELLING AT LOW VALUATIONS, AND WHY HAVE THEY RECOVERED?

A: There were fears that September's abrupt drop in consumer spending would persist for some time. The retrenchment was short-lived, however, and by November, spending on non-essential goods and services was rebounding vigorously. Reasonable stock values and improving business conditions encouraged us to increase exposure to consumer sectors, including specialty retailing and restaurant companies, a decision that helped boost performance.

Q:  PLEASE GIVE US SOME EXAMPLES.

A: Guitar Center is a 33-city chain of stores that sells guitars and electronic equipment. This company, whose stock was a very strong performer over the period, has expanded sales nationwide through growing use of its web site. Guitar Center is also capturing market share from two troubled competitors.

    Charming Shoppes caters to the fast-growing market for women's plus-sized clothing. The recent acquisition of Lane Bryant is proving beneficial to results. Among restaurants, Rare Hospitality, operator of the LongHorn Steakhouse, The Capital Grille and Bugaboo Creek chains, did well. The company benefited from a recovery of consumer confidence and the trend to casual dining.

Q:  WHAT OPPORTUNITIES DID YOU FIND AMONG INDUSTRIAL STOCKS?

A: Our stock selection process uncovered a number of capital goods and commercial services companies with good prospects and strong fundamentals. One of our best performers was Nortek, a supplier to the residential and commercial building industry. Nortek benefited from a mild winter, lower material costs and internal efforts at cost control. Among business service providers, Right Management, an outplacement specialist, and FTI Consulting, a bankruptcy and litigation consultant, did well.

Q:  WHAT OTHER AREAS HAD AN IMPACT ON PERFORMANCE?

A: The Portfolio's exposure to health care was small but beneficial. AMERIGROUP, a multi-state managed health care company was a strong performer. AMERIGROUP taps into mandated state funding to administer preventive and therapeutic care for beneficiaries of Medicaid and other programs. Another standout was Rent-Way, the second largest operator of rent-to-purchase outlets for consumers with problematic credit histories. New management helped the company recover after a disappointing year.

Q:  WHERE DID YOU ENCOUNTER DISAPPOINTING RESULTS?

A: Massey Energy encountered bottlenecks in its coal-mining operations. In addition, the mild winter sapped demand for electricity, allowing utilities to reduce coal consumption.

    Shares of Medallion Financial, which finances medallions for taxi owners in New York and elsewhere, declined. In addition to the impact of September 11th, Medallion failed to restructure its debt successfully. We think the stock's current low price overstates the company's difficulties. And our decision to underemphasize banks caused us to lose ground when stocks of some regionals moved ahead.

Q:  WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND FOR SMALL COMPANY STOCKS?

A: Despite confusing crosscurrents, we believe that the recession may be over, at least in some areas of the economy. Increased interest in the small-cap sector has sharpened the challenge of finding outstanding values, but every day stocks fall from favor and attract our interest. We never seem to run out of ideas worth investigating, companies with good balance sheets, superior financial health and business models that can generate adequate cash and good quality earnings. Currently, we are identifying reasonably valued small companies in a number of sectors that hold good promise; this should continue if the economy stabilizes and begins to expand again.

[SIDENOTE]
Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER SMALL COMPANY VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Financials                                     26%
Consumer Discretionary                         19%
Industrials                                    11%
Health Care                                    13%
Information Technology                         12%
Energy                                          7%
Materials                                       5%
Consumer Staples                                4%
Utilities                                       2%
Telecommunication Services                      1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1.  iDine Rewards Network, Inc.                 3.33%
2.  Healthcare Realty Trust, Inc.               2.35
3.  Prentiss Properties Trust                   2.12
4.  Fair Isaac & Co., Inc.                      2.10
5.  Patterson-UTI Energy, Inc.                  1.94

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                           6/30/02           12/31/01
Net Asset Value per Share                  $11.05             $10.97


DISTRIBUTIONS PER SHARE                      INCOME           SHORT-TERM           LONG-TERM
(12/31/01 - 6/30/02)                         DIVIDENDS        CAPITAL GAINS        CAPITAL GAINS
                                             $0.003           $    -               $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER SMALL COMPANY VCT PORTFOLIO at net asset value, compared to the growth of Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                        PIONEER SMALL           RUSSELL 2000
                    COMPANY VCT PORTFOLIO*          INDEX
 1/31/2001                $10,000                  $10,000
12/31/2001                $10,498                   $9,741
 6/30/2002                $10,577                   $9,283

Index comparison begins January 31, 2001. The Russell 2000 Index is an unmanaged measure of the 2,000 smaller stocks, based on capitalization, in the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

 NET ASSET VALUE*

Life-of-Portfolio                         7.15%
(1/19/01)
1 Year                                   -5.69%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PIONEER SMALL COMPANY VCT PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

David Adams, an eight-year Pioneer veteran, has assumed leadership of Pioneer's small company investment team, replacing Kenneth Fuller who left the firm in May. Mr. Adams has been an integral member of the team for nearly five years. His review of the factors behind Pioneer Small Company VCT Portfolio's performance follows.

Q:  HOW DID THE PORTFOLIO PERFORM OVER THE PAST SIX MONTHS?

A: For the six months ending June 30, 2002, Pioneer Small Company VCT Portfolio returned 0.76% at net asset value. These results were comfortably ahead of the -4.70% return on the Russell 2000 Index, the Portfolio's benchmark, for the same period.

Q:  WHAT STRATEGIES DID YOU EMPLOY OVER THE PERIOD?

A: Coming into the period it was not clear when the economy might shake off the recession and whether any recovery would be vigorous or tentative. One of our concerns was that consumers would guard their wallets tightly following the terrorist attacks and months of bad employment news -- reduced spending by individuals would place considerable stress on sectors like travel and specialty retailing, among others.

    When it became apparent that the recession was not deepening, we decided to hold off on major portfolio adjustments, a choice that proved beneficial. In fact, continued high levels of consumer spending are the main reason that the recession was so mild. The modest amount of selling that we decided on was aimed primarily at risk management, as we tried to limit exposure to individual stocks to no more than 3% of the portfolio. And although our approach always emphasizes bottom-up stock selection, we were also cognizant of sector weightings, both in absolute terms and relative to our benchmark.

Q:  WHICH STOCKS HELPED OR HURT PERFORMANCE?

A: iDine Rewards, the Portfolio's largest holding at the end of the period, was our best performer. iDine is a financing and marketing company that aids restaurants by providing working capital and increases restaurant occupancy through a discounting program that reduces the costs of eating out for customers.

    Health care, one of our largest sectors, added modestly to returns. Trigon Healthcare, a Blue Cross company based in Virginia, rose when its shares were acquired by Anthem, Inc. Hooper Holmes, a nationwide provider of medical testing and physical examinations for the insurance industry, also aided results.

    Financial stocks were hit hard over the period. In particular, a relatively small position in Metris Co., which issues credit cards to people with tarnished credit histories, hurt Portfolio performance. The company's stock price fell after announcing that earnings wouldn't meet analyst expectations.

    Additionally, following the general trend of the poorly performing Nasdaq Composite Index, technology stocks detracted from performance. Photronics, a manufacturer of quartz-plates used in semiconductors, was down significantly. DuPont Photomasks, a semiconductor equipment company, was hurt by investor worries about a delay in the next semiconductor cycle.

Q:  WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND FOR SMALL COMPANY STOCKS?

A: Despite confusing crosscurrents, we believe that the recession is over and a recovery is underway, at least in some sectors. However, we do not manage the Portfolio according to an economic outlook. Rather, we look for companies with good balance sheets, superior financial health and sound business models that can generate adequate cash and good quality earnings. In that way we hope to build a portfolio of companies for which business potential, not financial risk, is the main variable.

[SIDENOTE]
Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER MID CAP VALUE VCT PORTFOLIO
PIONEER VARIABLE CONTRACTS TRUST
PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                               90%
Short-Term Cash Equivalents                       8%
International Common Stocks                       2%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                                     23.2%
Consumer Discretionary                         18.0%
Industrials                                    15.7%
Information Technology                          8.7%
Health Care                                     8.6%
Energy                                          8.4%
Materials                                       6.2%
Consumer Staples                                5.3%
Telecommunication Services                      3.1%
Utilities                                       2.8%


FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1.  Imation Corp.                               3.07%
   2.  Alltel Corp.                                2.21
   3.  Manor Care, Inc.                            1.98
   4.  NCR Corp.                                   1.82
   5.  ConAgra, Inc.                               1.55

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                6/30/02           12/31/01
Net Asset Value per Share       $16.54             $17.35

DISTRIBUTIONS PER SHARE      INCOME      SHORT-TERM      LONG-TERM
(12/31/01 - 6/30/02)         DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                             $0.053      $    -          $0.464

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER MID CAP VALUE VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Russell Midcap Value Index. The Russell Midcap Value Index is more representative of the Portfolio's holdings than the S&P 500 Index, and the Portfolio will compare its performance to the Russell Midcap Value Index in the future. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                                Pioneer Mid Cap           S&P 500        Russell Midcap
                              Value VCT Portfolio*         Index          Value Index+
              3/95                   $10,000              $10,000             $10,000
                                                          $12,943             $12,492
             12/96                   $13,473              $15,906             $15,023
                                                          $21,208             $20,187
                                                          $27,256             $21,213
             12/99                   $18,241              $32,978             $21,190
                                                          $29,976             $25,254
                                                          $26,427             $25,841
              6/02                   $22,532              $22,955             $26,579

+ Index comparison begins 2/28/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell Midcap Value Index is comprised of companies with market values ranging from $30 million to over $16 billion. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

[SIDENOTE]
AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

 NET ASSET VALUE*

Life-of-Portfolio             11.72%
(3/1/95)
5 Year                         7.71%
1 Year                        -3.26%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

The mid-cap value sector tended to outperform the overall stock market during the first half of 2002. However, virtually all stock classes felt the impact as investor suspicion deepened in May and June following the wave of disclosures of questionable corporate accounting practices and allegations of executive improprieties. In the following interview, Rod Wright discusses the market environment and portfolio strategies for the six months ended June 30, 2002. Mr. Wright is responsible for the day-to-day management of Pioneer Mid Cap Value VCT Portfolio.

Q:  HOW DID THE PORTFOLIO PERFORM DURING THE FIRST SIX MONTHS OF 2002?

A: Pioneer Mid Cap Value VCT Portfolio had a total return of -1.70% for the six months ended June 30, 2002, trailing its industry benchmark, but substantially outperforming the overall stock market. During the period, the Russell Midcap Value Index had a return of 2.85% while the Standard & Poor's 500 Index, a widely used benchmark for the stock market, was down -13.14%.

Q:  WHAT WERE THE MOST SIGNIFICANT FACTORS INFLUENCING PERFORMANCE?

A: Although the Portfolio outperformed the overall market, we lagged that of the Russell Midcap Value Index for two principal reasons.

First, our utility-related holdings were the biggest detractors, hurting performance relative to the Russell Midcap Value Index. Although we were underweight in utilities overall, we had a concentration in stocks of independent power generators and distributors. In the wake of disclosures of widespread problems at Enron, stocks of companies in similar lines of business declined precipitously, as the industry became subject to political controversies and observers began to worry about re-regulation. Our investments in Williams Companies, Reliant Resources and Aquila were affected. We no longer own either Williams or Reliant, but they hurt performance during the period.

Second, we had increased our emphasis on software and technology stocks because we found some excellent companies with strong cash flow and distinctive products. Unfortunately, many of these stocks fell in the general decline in technology-related areas. We continue to find value in these stocks because of their strong prospects. In hindsight, we may have invested too early, but we feel we will be vindicated in time.

Q: WHAT WAS THE OVERALL INVESTMENT ENVIRONMENT LIKE DURING THE FIRST SIX MONTHS OF 2002?

A: For the first five months of the period, the entire mid-cap value sector performed well. In those first five months, for example, the Russell Midcap Value Index rose 7.7%. Then, as investor confidence eroded, all stocks tended to fall, pulling mid-cap value stocks down in the process. The crisis in confidence grew from reports of misstated earnings and other accounting abuses as well as of misconduct by corporate executives. In addition to the growing skepticism of stocks in general, the market also reacted to pre-announcements by several high-profile companies that they would not meet their earnings goals.

Q: WHAT WERE SOME OF THE INDIVIDUAL INVESTMENTS THAT MOST INFLUENCED THE PORTFOLIO'S PERFORMANCE?

A: Imation Corp., a technology-related company that specializes in manufacturing tapes for data storage, was a strong contributor. Also, the Lonestar Steakhouse & Saloon restaurant chain and The Limited appreciated over the six months. Other contributors were: John Harland, the check-printing company that has branched into software products, Fortune Brands and Triad Hospitals.

On the downside, the biggest detractors were the independent power producers and distributors mentioned earlier. Williams was down significantly for the full six months, although we sold it before the period ended. Aquila's stock also lost value. The Portfolio was underweight in the home-building industry, which did well over the six months. However, these are cyclical stocks that are reliant on consumer discretionary spending and we chose not to buy them at higher prices.

Q:  WHAT IS YOUR OUTLOOK FOR MID-CAP VALUE STOCKS?

A: In our opinion, many mid-cap companies have good fundamentals, excellent prospects and attractive stock prices. I think large-cap stocks, as a general category, remain overvalued. In addition, all the ingredients needed for an economic recovery appear to be in place: low interest rates, low inflation and low unemployment. Although second-quarter economic growth probably will be less than the 6% annual rate for the first quarter, the economy is growing. During times when the economy is up and the overall stock market is down, we believe there should be opportunities to buy stocks at attractive prices.

While we would prefer to have an environment in which stocks consistently rise, we all understand that this is not possible. In recent months we have hit a rough spot in the history of the market. However, we believe stocks still have the potential to recover by the end of the year. We will be carefully watching the second quarter corporate earnings reports for evidence of the strength of the economy and the potential for improved performance.

[SIDENOTE]
Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

PIONEER GROWTH SHARES VCT PORTFOLIO
PIONEER VARIABLE CONTRACTS TRUST
PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                           98%
U.S.-Denominated Foreign Stocks                               1%
Depositary Receipts for International Stocks                  1%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Information Technology                      31%
Health Care                                 31%
Consumer Discretionary                      14%
Consumer Staples                            11%
Industrials                                 10%
Financial                                    2%
Energy                                       1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1.  Pfizer, Inc.                        7.36%
   2.  Microsoft Corp.                     6.58
   3.  Wal-Mart Stores, Inc.               5.67
   4.  Pharmacia Corp.                     4.37
   5.  Wyeth Co.                           4.29

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                        6/30/02           12/31/01
Net Asset Value per Share               $11.11             $14.95

DISTRIBUTIONS PER SHARE      INCOME           SHORT-TERM         LONG-TERM
(12/31/01 - 6/30/02)         DIVIDENDS        CAPITAL GAINS      CAPITAL GAINS
                             $0.0124          $    -             $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER GROWTH SHARES VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500/Barra Growth Index and the S&P 500. The S&P 500/Barra Growth Index is more representative of the Portfolio's holdings than the S&P 500 Index, and the Portfolio will compare its performance to the S&P 500/Barra Growth Index in the future. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                     Pioneer Growth       S&P 500/Barra      S&P 500
                 Shares VCT Portfolio*    Growth Index        Index
         10/97         $10,000              $10,000          $10,000
                       $10,227              $10,660          $10,654
                       $13,561              $15,154          $13,692
          6/99         $14,637              $19,434          $16,567
                       $13,484              $15,144          $15,059
                       $10,962              $13,215          $13,276
          6/02          $8,155              $10,979          $11,532

The S&P 500/Barra Growth Index is an unmanaged index consisting of stocks in the S&P 500 Index with higher price-to-book ratios. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.


[SIDENOTE]
AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

 NET ASSET VALUE*

Life-of-Portfolio                     -4.27%
(10/31/97)

1 Year                               -33.60%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.
                                       22

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

The first half of 2002 proved challenging for stock investing in the United States, especially for aggressive strategies emphasizing growth stocks. In the following interview, Eric Weigel discusses the factors that influenced the performance of Pioneer Growth Shares VCT Portfolio during the six-month period. Mr. Weigel co-manages the Portfolio.

Q:  HOW DID THE PORTFOLIO PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2002?

A: Pioneer Growth Shares VCT Portfolio had disappointing performance during the period. For the six-month period, the Portfolio's Class I shares had a total return of -25.60% at net asset value. During the same period, the Standard & Poor's 500 Index, a benchmark for large company stocks in general, returned -13.14% while the S&P 500/Barra Growth Index had a return of 16.92%.

Q:  WHAT FACTORS CONTRIBUTED TO THIS PERFORMANCE?

A: At the start of 2002, we anticipated that the market would favor aggressive growth companies. Accordingly, we increased our emphasis on growth companies, including many in cyclical industries that do well during times of economic expansion. However, the period proved difficult for large company stocks in general, but especially for growth stocks. These stocks underperformed value stocks in a volatile period during which investors tended to be more influenced by controversies about accounting methods and corporate misconduct than about economic fundamentals and company earnings. In addition, several of our individual holdings were battered. Tyco International, which once accounted for more than 4% of the Portfolio's assets, fell precipitously on concerns about accounting techniques, the success of its acquisition program, and the indictment of its former CEO. AOL Time-Warner performed poorly because of questions about its complicated financial structure, turnover in its management structure, and disappointing revenues in its online business. Cablevision and Clear Channel Communications, two other holdings, also turned in disappointing returns because of skepticism about their financially complex structures.

Q:  WHAT WAS THE INVESTMENT ENVIRONMENT LIKE IN EARLY 2002?

A: From an economic standpoint, the environment offered most of the conditions for a rebound in stock prices. Both interest rates and inflation remained low, while corporate earnings appeared to hit bottom in the first quarter of 2002. With these factors as a backdrop, we expected to see earnings-per-share growth among S&P 500 companies approach 12% for 2002, consistent with an economic rebound.

However, this scenario did not come to pass, at least in the first six months of 2002. Investor distrust of financial reports and stocks grew steadily, fed by accounting scandals, allegations of insider trading and controversies surrounding individual corporate executives. As a result, investors demanded higher risk premiums for their capital, which translated into lower stock prices. This was especially true for stocks of any company with a complicated financial structure.

The skepticism and distrust particularly impeded growth companies, which tend to have higher stock prices and where we had placed the greatest emphasis in the Portfolio. We invested in many companies because of their long-term growth prospects, but market sentiment tended not to favor these growth stocks in early 2002.

Typical of the companies in which we invested that we continue to favor are two high-tech companies: Flextronics and Applied Materials. Flextronics is a contract manufacturer for the technology industry. We believe that when demand for technology products starts to improve, Flextronics is poised to perform very well. Applied Materials manufactures semiconductors for the telecommunications sector, which currently is mired in a deep slump. We believe the company, with its leading-edge technology, should produce excellent earnings growth.

Q:  WHAT WERE SOME OF THE PERFORMANCE LEADERS IN AN OTHERWISE DIFFICULT
PERIOD?

A: Two health care-related companies were positive contributors during the six months. Scios, a biotechnology firm, and HCA, a hospital management company and both turned in strong performance, as did Northrop Grumman, a government contractor that benefited from increases in national defense spending.

Q:  WHAT IS YOUR INVESTMENT OUTLOOK?

A: We are guarded in our outlook. While we think stocks are fairly valued, especially in relation to other classes of assets, including bonds and money market securities, the strong negative investor sentiment remains an issue.

We believe the economy in the United States will continue to grow this year and corporate profits should rebound. However, this optimism about business fundamentals is tempered by the uncertainty of how long investors will remain skeptical. For the near term, we are encouraged by the recent Securities and Exchange Commission regulation requiring corporate chief executive officers and chief financial officers to attest personally to the accuracy of corporate financial reports. This regulation should force the disclosure of any questionable accounting before the August implementation date.

In the first six months of 2002, negative investor sentiment was the surprising factor, overwhelming positive economic and business trends. It remains to be seen how soon business fundamentals will return to being the primary factor that investors consider.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO
PIONEER VARIABLE CONTRACTS TRUST
PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                    88%
Short Term Cash Equivalents           12%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Real Estate Investment Trusts          97%
Real Estate Services                    3%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1.  Equity Office Properties Trust          7.11%
   2.  Simon DeBartolo Group                   4.82
   3.  Apartment Investment & Management Co.   4.24
   4.  General Growth Properties, Inc.         4.04
   5.  Archstone Communities Trust             3.94

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                      6/30/02           12/31/01
Net Asset Value per Share             $16.26             $14.77

DISTRIBUTIONS PER SHARE     INCOME           SHORT-TERM         LONG-TERM
(12/31/01 - 6/30/02)        DIVIDENDS        CAPITAL GAINS      CAPITAL GAINS
                            $0.34            $    -             $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER REAL ESTATE SHARES VCT PORTFOLIO at net asset value, compared to the growth of the Wilshire Real Estate Securities Index and the Standard & Poor's (S&P) 500 Index. The Wilshire Real Estate Securities Index is more representative of the Portfolio's holdings than the S&P 500 Index, and the Portfolio will compare its performance to only the Wilshire Real Estate Securities Index in the future. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[CHART]

                      Pioneer Real Estate           Wilshire Real           S&P 500
                     Growth VCT Portfolio*     Estate Securities Index       Index
              3/95          $10,000                   $10,000               $10,000
                            $11,696                   $11,322               $12,528
              6/96          $15,875                   $15,497               $15,396
                            $19,235                   $18,565               $20,527
                            $15,629                   $15,330               $26,381
              6/99          $14,977                   $14,841               $31,920
                            $19,397                   $19,403               $29,014
                            $20,911                   $21,431               $25,579
              6/02          $23,518                   $24,229               $22,218

Index comparison for Wilshire Real Estate Securities Index begins on 2/28/95. The Wilshire Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.


[SIDENOTE]
AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

 NET ASSET VALUE*

Life-of-Portfolio          12.37%
(3/1/95)
5 Years                    6.86%
1 Year                    14.50%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.
                                       24

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

Amidst low bond yields and falling stock prices, real estate stocks continued to sparkle, posting double-digit gains for the six months ended June 30, 2002. Of course, the economic slowdown dimmed their luster a bit, particularly in the office and lodging sector. Nevertheless, real estate stocks held their lure, paying relatively high dividends and offering attractive growth prospects. As portfolio manager Jeff Caira explains in the following discussion, real estate investments are holding up relatively well in an uncertain economy rocked by corporate accounting irregularities and geopolitical tensions.

Q:  WHAT FACTORS CONTRIBUTED TO THE REAL ESTATE SECTOR'S STRONG PERFORMANCE?

A: Real estate investments offer attractive income and diversification benefits, which are helping these securities gain a wider audience and pushing prices higher. Today, REITs are generating an average yield of more than 6.5% in addition to their long-term price appreciation potential. The spread differential between this average yield and that of 10-year Treasury notes remains well above the historical average.

REITs also provide a strategic, relatively low risk way to diversify away from more historically volatile investments. Even as the sector's fundamentals weakened in response to the recession, it still performed better than many other sectors of the U.S. economy and delivered positive growth. The sector's relative strength has much to do with its overall health going into the recession compared to past downturns. Furthermore, new supply has moderated quickly, setting the stage for strong rent growth when the economy improves and demand increases. This relatively rapid supply adjustment is the result of more efficient capital markets, which, with the timely release of corporate reporting, are better able to assess market conditions and react accordingly.

Q:  HOW DID THE PORTFOLIO RESPOND TO THESE FAVORABLE TRENDS?

A: Very positively. Total return at net asset value for Class I shares was 12.47% for the six months ended June 30, 2002. The best performing sectors during the first half of the Portfolio's fiscal year were the hotel, retail and storage sectors, which interestingly represent a combination of economically sensitive and strategically defensive property types.

The Portfolio slightly underperformed its benchmark, the Wilshire Real Estate Securities Index, which climbed 13.06% for the same period. Our decision to maintain a limited exposure to hotel REITs since September 11, while initially favorable, did limit the Portfolio's participation in the rally when prices rose in the first quarter of 2002. However, when it became clear that business travel was not increasing as quickly as initially anticipated, hotel REITs retreated in the second quarter. During this time, the Portfolio's underweighting proved beneficial.

Q:  HOW ARE RETAIL, HOUSING AND OFFICE REITS SURVIVING THE ECONOMIC
UNCERTAINTY?

A: Diversified across both strip malls and shopping malls, the Portfolio's investments in retail REITs continued to perform well in spite of the economic uncertainty. Portfolio holdings Simon DeBartolo Group, the largest regional-mall REIT, and General Growth Properties posted gains in excess of 25% for the six months. The slowing economy is forcing the closure of a number of chain store locations -- including Kmart, which has entered bankruptcy proceedings. However, occupancy rates for many retail REITs are still high, typically more than 90% for the REITs held by the Portfolio.

Office and housing REITs are encountering lower earnings as a result of slower growth. Vacancies in the office sector remain high, but office rents tend to be the second longest lease terms in the real estate market, generally five to ten years. The longer-term focus of these lease contracts helps add some stability to income flow for the sector. Even if rent contracts are coming due during the current market correction, the contracts are being renewed at rates generally higher than they were when the leases began.

Conversely, housing REITs have much shorter lease terms, typically one year or less. Therefore, while multi-family housing offers defensive qualities since families need shelter, the various levels of quality across the housing sector respond differently to a recession. Our decision to focus on the medium-price market proved advantageous, since the higher quality, more expensive apartments suffered the most in the downturn.

Q:  WHAT IS YOUR OUTLOOK?

A: Despite the weaker growth we're seeing across certain sectors of real estate industry, many REITs are still generating positive growth and relatively high dividend yields. In addition, we do not expect the supply growth in the REIT sector to significantly exacerbate the current weak fundamentals, suggesting earnings should accelerate quickly as economic growth improves. However, accounting irregularities by several high-profile companies and geopolitical tensions are creating great uncertainty -- delaying the arrival of a bona fide economic recovery. A delayed recovery could tip the industry's supply/demand balance. Our ability to locate properties that can respond to improvements in the economy or have attractive stock price valuations that are not yet reflected in current prices will be critical to the Portfolio's momentum into 2003.

[SIDENOTE]
Real estate investments may be subject to special risks, including risks related to general and local economic conditions and risks related to an individual property.

PIONEER FUND VCT PORTFOLIO
PIONEER VARIABLE CONTRACTS TRUST
PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                88%
Short Term Cash Equivalents                        5%
Depositary Receipts for International Stocks       5%
International Common Stocks                        2%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financial                         16%
Consumer Discretionary            15%
Industrials                       13%
Informational Services            13%
Consumer Staples                  10%
Health Care                        9%
Energy                             9%
Telecommunication Services         6%
Materials                          6%
Utilities                          3%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1.  ChevronTexaco Corp.                      3.16%
   2.  SBC Communications, Inc.                 2.15
   3.  Verizon Communication, Inc.              2.07
   4.  Exxon Mobil Corp.                        1.95
   5.  Schering Plough Corp.                    1.84

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                      6/30/02           12/31/01
Net Asset Value per Share             $17.33             $19.08

DISTRIBUTIONS PER SHARE    INCOME           SHORT-TERM         LONG-TERM
(12/31/01 - 6/30/02)       DIVIDENDS        CAPITAL GAINS      CAPITAL GAINS
                           $0.080           $    -             $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER FUND VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                        Pioneer Fund
                       VCT Portfolio*      S&P 500 Index
     10/31/1997            $10,000            $10,000
                           $10,543            $10,654
                           $13,296            $13,692
     12/31/1999            $15,411            $16,567
                           $15,600            $15,059
                           $13,908            $13,276
      6/30/2002            $12,688            $11,532

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[SIDENOTE]
AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

 NET ASSET VALUE*

Life-of-Portfolio                      5.23%
(10/31/97)
1 Year                               -14.04%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

In the following discussion, John Carey, portfolio manager of Pioneer Fund VCT Portfolio, reviews the six months ended June 30, 2002.

Q: PLEASE COMMENT ON THE LAST SIX MONTHS.

A: The mood of investors turned cautious again this spring. After a strong recovery in share prices through most of the fall and winter months, prices trended down in the latter part of this reporting period. For the six months ended June 30, 2002, Pioneer Fund VCT Portfolio declined in net asset value by 8.77%. By comparison, the S&P 500 Index fell 13.14% over the same period

At the beginning of the year, we were optimistic that the worst was behind us and that share prices might soon respond to the more positive economic data. We are even more confident today that the economy is on the upswing, but recent events have inclined us toward a much more cautious near-term outlook. The main reason for our caution is the low level of confidence we see right now on the part of many investors in "Corporate America," especially with respect to reported earnings. The loss of confidence has resulted, we think, in an unusually nervous stock market, characterized by wide daily swings in share prices, especially for companies believed to have accounting problems.

We believe that the economic improvement underway will contribute toward better earnings for many companies over the next year. The important thing will be for companies to convince skeptical investors that higher earnings are "for real." Since we do not know how quickly companies will be able to restore confidence, we have conservative expectations for stocks during the balance of the year. So far this year, Pioneer Fund VCT Portfolio has experienced lesser declines than the broader market as measured by the S&P
500. Our successful avoidance of some of the spectacular corporate "blow-ups" has played no small part in that. Nevertheless, we are redoubling our efforts during our research process to ferret out those accounting issues that could affect share-price valuation.

Q: CAN YOU COMMENT FURTHER ON PARTICULAR DECISIONS YOU HAVE MADE SINCE THE BEGINNING OF THE YEAR?

A: It is our general approach with Pioneer Fund VCT Portfolio to stay broadly diversified across the range of sectors and industries represented in the S&P
500. Within each area we look for companies that we think have better-than-average prospects for share-price performance over the next three to four years. While most of the stocks we choose tend to come from that list of blue-chip names compiled by the S&P in its famous index, we do not confine ourselves to that list. However, we always aim to buy shares of strong companies that are leaders in their industries.

Finally, we often make substitutions in the portfolio of "stocks we like more" for "stocks we like less." Every day we look at the stocks we own in the portfolio relative to the stocks we do not own. If we judge that the prospects are superior for the unowned stock, we will see if we can make the appropriate substitution.

New purchases in the portfolio during the first half of 2002 included Bank of America, SunTrust Banks, and American Express. Overall our weighting in financial-services stocks grew from 13.8% of portfolio assets at December 31, 2001, to 16.1% at June 30, 2002, as we become surer of the earnings prospects for companies in that sector. The three companies whose stocks we added all have strong domestic U.S. businesses. We remain cautious on the significant overseas exposures that some U.S. banks have. We are exercising great care when buying in the financial sector, but we ARE buying, since the sector should prosper as the economy recovers.

Deletions from the portfolio reflected the various aspects of our sell discipline. Best Buy, for instance, reached our target price, and we took profits. Gap, we felt, had fallen victim to management blunders that had detracted from earnings power. In the case of most of the rest of our sales, we thought simply that there were better opportunities elsewhere for the investment of portfolio assets. The other liquidations included AOL Time Warner, Dollar General, Oracle, PeopleSoft, Ericsson, Taiwan Semiconductor, and Qwest. That last stock, Qwest, we had received in exchange for our long-term holding in USWest.

Q: WHAT PLANS DO YOU HAVE FOR THE PORTFOLIO DURING THE NEXT SIX MONTHS, AND WHAT IS YOUR OUTLOOK ON THE STOCK MARKET GOING INTO NEXT YEAR?

A: Timing the market has never been a strategy of ours at Pioneer. The risks of market-timing strategies have always seemed to us to outweigh the chances of success. Longer term, there does appear to be a relationship or correlation between share prices and earnings and between overall stock-market returns and economic growth. Shorter term, however, the market can be roiled by all types of concerns, events and other anomalies. Predicting the near-term direction of the market is little more perhaps no more than guesswork. Given, then, that the chances of being wrong are equal to the chances of being right and further given the generally upward direction of share prices in the United States over the past two hundred years the probabilities of making more money through market timing appear very slight.

There are also, of course, potentially significant transaction costs and tax consequences with short-term trading or market-timing strategies. For those reasons, too, we continue to adhere to our policy of staying substantially fully invested in stocks at all times.

As the economy accelerates, we may expand holdings in companies and industries that stand to benefit. In addition to investing more in the financial-services sector, we may invest additional amounts in other cyclical or economically sensitive sectors. As always, though, we shall only introduce new holdings to the Portfolio after we have thoroughly researched and considered the underlying companies in the context of their histories, prospects and industry settings. In fact, one of our emphases over the years has been an independent, research-based approach to investing. That remains our commitment, and it also remains our commitment to do the best job we can for you in both the difficult times and the good times. Your financial goals are also ours. We are grateful for your support.

   PIONEER EQUITY INCOME VCT PORTFOLIO
   PIONEER VARIABLE CONTRACTS TRUST
   PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

   [CHART]

   PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                 89%
Short-Term Cash Equivalents         6%
U.S. Convertible Securities         5%

[CHART]

   SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Health Care                        21.2%
Information Technology             16.7%
Telecommunication Services         12.2%
Utilities                          11.8%
Financials                         10.8%
Basic Materials                     8.5%
Consumer Staples                    8.3%
Industrials                         6.0%
Consumer Discretionary              4.1%
Energy                              0.4%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1.  ChevronTexaco Corp.            4.84%
   2.  Exxon Mobil Corp.              3.66
   3.  SBC Communications, Inc.       2.88
   4.  Fifth Third Bancorp.           2.73
   5.  Paccar, Inc.                   2.73

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                      6/30/02           12/31/01
Net Asset Value per Share             $17.21             $18.40

DISTRIBUTIONS PER SHARE     INCOME           SHORT-TERM           LONG-TERM
(12/31/01 - 6/30/02)        DIVIDENDS        CAPITAL GAINS        CAPITAL GAINS
                            $0.190           $     -              $     -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER EQUITY INCOME VCT PORTFOLIO at net asset value, compared to the growth of the Russell 1000 Value Index and the Standard & Poor's (S&P) 500 Index. The Russell 1000 Value Index is more representative of the Portfolio's holdings than the S&P 500 Index and the Portfolio will compare its performance to the Russell 1000 Value Index in the future. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

   [CHART]

                      Pioneer Equity Income VCT                     Russell 1000
                             Portfolio*           S&P 500 Index     Value Index+
          3/1/1995              $10,000              $10,000         $10,000
                                $12,362              $12,943         $12,911
        12/31/1996              $14,240              $15,906         $15,706
                                $19,257              $21,208         $21,231
                                $23,455              $27,256         $24,550
        12/31/1999              $23,739              $32,978         $26,354
                                $27,264              $29,976         $28,202
                                $25,364              $26,427         $26,626
         6/30/2002              $23,977              $22,955         $25,354

+ Index comparison begins 2/28/95. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

[SIDENOTE]
AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

 NET ASSET VALUE*

Life-of-Portfolio          12.67%
(3/1/95)
5 Years                     7.29%
1 Year                     -8.40%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

In the following discussion, John Carey, the portfolio manager of Pioneer Equity Income VCT Portfolio discusses the factors that affected the Portfolio's performance over the past six months.

Q: JOHN, PLEASE COMMENT ON RECENT MARKET CONDITIONS.

A: Markets around the world have had a very difficult six months. The tech-heavy Nasdaq Composite and Nasdaq 100 Indexes were among the worst global performers, ending the six months down 24.97% and 33.33%, respectively. Within the S&P 500 industries, the best performers were homebuilders and managed health care providers, but the Index was down 13.14% for the six months. The worst performing industries were tech and telecom related. The broad U.S. markets performed poorly in March, remained relatively flat in April, and then experienced another bad month in May, ending the quarter down double digits. Pioneer Equity Income VCT Portfolio was down 5.47% for the six months. Over the same period, the Portfolio's benchmark index, the Russell 1000 Value Index, was down 4.80%.

Q:  WHAT SECTORS, AND WHICH STOCKS IN PARTICULAR, HELPED PORTFOLIO
PERFORMANCE?

A: Our stock selection in the industrials sector was one of the largest contributors to the Portfolio's performance. Gorman-Rupp, a global manufacturer of pumps used in many industries, was up significantly. The company reported profits in all of its divisions for the first quarter, despite a slowdown in global economic activity. General Dynamics, a defense-related company, also did very well. The company is prospering during a period of increased defense and security awareness and spending around the world. Additionally, the company completed its acquisition of Advanced Technical Products and closed several deals, including a Canadian deal worth $128 million.

Q:  WHAT HURT PERFORMANCE?

A: The largest detractor from performance was our stock picks in the pharmaceutical industry. The stock price of Abbott Labs suffered due to an FDA report that one of its manufacturing facilities didn't meet standards. Schering-Plough was also down. Many drug stocks suffered from general concerns that pharmaceutical profits will be affected by increased regulatory crackdowns as well as a shortage of drugs in the pipeline.

Q: HOW DO YOU ANALYZE THE QUALITY OF FINANCIAL DISCLOSURE WHEN YOU EVALUATE COMPANIES?

A: In the wake of the Enron debacle, accounting has become a hot topic. The reliability of a company's reported numbers and the consistency of the basis of reporting from one accounting period to the next are keys to investor confidence. The whole discipline of securities analysis hinges on the availability of accurate figures. With the figures, the analyst can compute the various financial ratios that bear on the valuation of the company's stock.

The risk now is that the investment community may go overboard in its quest for accounting purity. Accounting is something of an art rather than a strict science, and companies may quite legitimately choose different ways of accounting for their businesses. In fact, an inflexible management that did not use the range of financial strategies available to it might be faulted as much as a management playing fast and loose with every rule. Both types of managements can easily run their companies right into the ground. The question, then, is the appropriateness of financial policies for the company, in the context of its industry and its competition and within the framework of our local, state and federal laws and regulations.

Q:  WHAT IS YOUR OUTLOOK FOR THE REMAINING SIX MONTHS OF 2002?

A: We remain cautiously optimistic for the remainder of the year. Inflation and unemployment are still low by historical standards, and consumer confidence remains stable. We are hopeful that industry executives will also begin to feel more confident in the strength of the economy and place more emphasis on capital expenditures moving forward. This is one aspect of the stock market that has been missing so far this year and that we feel will help propel valuations higher.

PIONEER BALANCED VCT PORTFOLIO
PIONEER VARIABLE CONTRACTS TRUST
PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

[CHART]

PORTFOLIO DIVERSIFICATION

(As a percentage of total investment portfolio)

U.S. Common Stocks                           71.4%
U.S. Government Agency Obligations           13.6%
Corporate Bonds                              10.4%
Short-Term Investments                        1.0%
U.S. Treasury Obligations                     3.5%
International Stocks                          0.1%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of long-term holdings)

Financials                      20%
Government                      17%
Consumer Discretionary          12%
Health Care                     11%
Information Technology          10%
Industrials                      9%
Consumer Staples                 8%
Energy                           4%
Telecommunication Services       4%
Materials                        3%
Utilities                        2%

FIVE LARGEST HOLDINGS
(As a percentage of long-term holdings)

   1.  Federal National Mortgage Association, 6.00%, 11/1/14        1.80%
   2.  Exxon Mobil Corp.                                            1.77
   3.  General Electric Co.                                         1.69
   4.  Government National Mortgage Association, 6.50%, 2/15/29     1.67
   5.  Pfizer, Inc.                                                 1.62

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                  6/30/02    12/31/01
Net Asset Value per Share         $12.83      $13.91

DISTRIBUTIONS PER SHARE      INCOME      SHORT-TERM      LONG-TERM
(12/31/01 - 6/30/02)         DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                             $0.120      $     -         $     -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER BALANCED VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index, Lehman Brothers Aggregate Bond Index and the Russell 3000 Index. The Russell 3000 Index is more representative of the Portfolio's holdings than the S&P 500 Index, and the Portfolio will compare its performance to the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index in the future. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                     Pioneer Balanced VCT       Lehman Brothers                        Russell
                          Portfolio*         Aggregate Bond Index+   S&P 500 Index   3000 Index
          3/1/1995         $10,000                 $10,000             $10,000         $10,000
                           $12,084                 $11,348             $12,943         $12,862
        12/31/1996         $13,806                 $11,760             $15,906         $15,669
                           $16,239                 $12,895             $21,208         $20,649
                           $16,667                 $14,015             $27,256         $25,633
        12/31/1999         $17,089                 $13,900             $32,978         $30,991
                           $18,021                 $15,516             $29,976         $28,679
                           $17,614                 $16,826             $26,427         $25,393
         6/30/2002         $16,393                 $17,464             $22,955         $22,283

+ Index comparison begins 2/28/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Indices.

[SIDENOTE]
AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

 NET ASSET VALUE*

Life-of-Portfolio      6.98%
(3/1/95)
5 Years                1.55%
1 Year                -9.62%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

The following interview is with members of the Quantitative Management Group of Prudential Financial, an investment team with more than 25 years of investment management experience. Day-to-day management of the Portfolio is the responsibility of co-managers Michael Lenarcic and John Van Belle. In the following interview, Michael and John explain their management strategy for the Portfolio and discuss performance during the six months ended June 30, 2002.

Q:  HOW DID THE PORTFOLIO PERFORM DURING THE FIRST SIX MONTHS OF 2002?

A: Our large position in equity investments pulled down the Portfolio's performance. For the six months ended June 30, 2002, Pioneer Balanced VCT Portfolio had a total return of -6.93%.

Q:  WHAT WERE THE PRIMARY FACTORS THAT INFLUENCED PERFORMANCE?

A: In the early months of 2002, while returns in both the stock and bond markets were negligible, it appeared that the U.S. economy was gaining strength. The environment seemed to provide an excellent backdrop for a strong recovery in equity prices. When equity prices then started to falter early in the second quarter, we saw an opportunity to take advantage of lower stock prices and raised the equity allocation to about 72.5% of assets -- very close to the maximum of our range.

However, the quarter developed into a period in which investors disregarded economic fundamentals and fled from most classes of stocks and corporate bonds. They lost confidence because of controversies surrounding accounting methods, questions about financial reports from well-known corporations, allegations of executive misconduct and lapses in judgment by boards of directors. Our stock portfolio actually did better than the overall market, as measured by returns of the S&P 500 and the Russell 3000 indices, which fell by 13.14% and 12.24%, respectively, during the six months. However, the Portfolio's large equity weighting proved to be a detractor from performance, at least in the short term.

Q: WHAT WERE YOUR PRINCIPAL EQUITY STRATEGIES IN THIS PERIOD, AND HOW DID THEY AFFECT PERFORMANCE?

A: We tended not to make any major decisions emphasizing or deemphasizing sectors relative to the market indices, although we did modestly overweight health technology, electronic technology and retail stocks while slightly underweighting technology, finance and utilities. The underweight position in banks and finance turned out to be a detriment to performance, even though our banking investments performed well. Financial holdings that helped support performance included Astoria Financial, Federated National Mortgage, Washington Mutual and Webster Financial. At the same time, we avoided the worst effects in the slumps in health care and electronic technology stocks. Performance was only slightly influenced by investments in WorldCom and Tyco.

In general, while our stock picks tended to do better than the market, the equity portion of the Portfolio was hindered by the wave of investor skepticism that swept through the stock market. A number of our holdings, for example, fell in value even though they showed healthy earnings growth rates.

Q: WHAT WERE YOUR PRINCIPAL FIXED INCOME STRATEGIES DURING THE PERIOD, AND HOW DID THEY INFLUENCE PERFORMANCE?

A: The fixed income portfolio had positive performance, although it slightly trailed the Lehman Aggregate Bond Index, which returned 3.80% for the six months. The main factors were the Portfolio's relative overweight position in corporate securities and underweight in government agency bonds. Corporate bonds fell in value along with stocks in the closing weeks of the period amid widening controversies about corporate accounting and governance problems. In a general flight to quality, yields of higher-quality government and corporate bonds declined, helping lift their prices even as yields of lower-quality securities rose, eroding their prices. Our investments in mortgage-related securities, including commercial securities, supported performance positively, while our overweight position in media and telecommunications industry bonds detracted from returns. We generally do not invest in lower-rated, below-investment grade corporate bonds. During the period, these bonds were among the poorest performing in the fixed income market.

Throughout the six months, we kept the portfolio's duration -- or sensitivity to interest-rate changes -- about even with that of the Lehman Brothers Aggregate Bond Index.

Q:  WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET?

A: We think that eventually the difference between short-term and long-term yields will narrow -- the yield curve will flatten -- as short-term rates start to rise with recognition that the economy is on a path to recovery. We believe that as investors focus on news of a strengthening economy, corporate bonds should begin to outperform government securities. As a result, we expect to remain overweight in investment-grade, corporate securities in order to take advantage of potentially improving business conditions. At the same time, we intend to remain neutral to the Lehman Index in duration to mute the effects of fluctuations.

Q:  WHAT IS YOUR OUTLOOK FOR THE EQUITY MARKET?

A: We believe the economy is expanding. Gross domestic product projected to grow throughout 2002 and corporate earnings are improving gradually.

We believe that investor sentiment will be the primary factor that will influence the performance of stocks. The key unanswered question is when will good news about the economy and corporate profits overcome the investor anxieties stoked by accounting scandals and incidents of corporate misconduct. We think stock prices have fallen too far and that all the preconditions for an economic resurgence and market rebound are in place. We believe equity prices are very cheap and we expect to remain overweight in stocks, despite the near-term pessimism and uncertainty we have seen by investors.

PIONEER HIGH YIELD VCT PORTFOLIO
PIONEER VARIABLE CONTRACTS TRUST
PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

Convertible Corporate Bonds         58%
Corporate Bonds                     36%
Convertible Preferred Stock          6%

[CHART]

MATURITY DISTRIBUTION
(Effective life as a percentage of total investment portfolio)

1 - 3 years         20.2%
3 - 4 years         31.5%
4 - 6 years         34.0%
6 - 8 years          9.2%
8+ years             5.1%

FIVE LARGEST HOLDINGS
(As a percentage of total investment portfolio)

   1.  Aspen Technology, 5.25%, 6/15/05                             3.82%
   2.  IVAX Corp., 4.5%, 5/15/08                                    3.71
   3.  Freeport-McMoran Copper & Gold Inc., 8.25%, 1/31/06 (144A)   3.36
   4.  Weso Distributions Inc., 9.125%, 6/1/08                      3.35
   5.  Affymetrix Inc., 4.75%, 2/15/07                              3.30

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                             6/30/02      12/31/01
Net Asset Value per Share     $9.97        $10.33

DISTRIBUTIONS PER SHARE      INCOME        SHORT-TERM        LONG-TERM
(12/31/01 - 6/30/02)         DIVIDENDS     CAPITAL GAINS     CAPITAL GAINS
                             $0.462        $     -           $     -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER HIGH YIELD VCT PORTFOLIO at net asset value, compared to the growth of Merrill Lynch (ML) High Yield Master II Index and the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                     Pioneer High Yield VCT      ML High Yield        ML Index of Convertible
                           Portfolio*           Master II Index     Bonds (Speculative Quality)
              5/00          $10,000                $10,000                    $10,000
              6/00          $10,623                 $9,770                     $8,424
              6/01          $12,387                $10,207                     $7,882
              6/02          $12,499                 $9,658                     $7,377

Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The ML Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

[SIDENOTE]
AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

 NET ASSET VALUE*

Life-of-Portfolio       9.81%
(5/1/00)
1 year                  5.44%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

Manager Margaret Patel was able to steer the Portfolio into positive territory during a six-month period when much of the high-yield market was under water. Below, Ms. Patel explains how she was able to soften the blow of negative sentiment toward the high-yield market.

Q:  HOW DID THE PORTFOLIO PERFORM?

A: During a difficult period for the high-yield market, the Portfolio was able to offer positive returns. For the six-months ended June 30, 2002 the Portfolio had a total return of 0.90% for its Class I shares. To compare, the Merrill Lynch High Yield Master II returned -5.37% during the same period.

Q: HOW WERE YOU ABLE TO KEEP THE PORTFOLIO'S HEAD ABOVE WATER WHEN MUCH OF THE HIGH-YIELD MARKET WAS FLOUNDERING?

A: We continued to avoid areas that posted material losses, particularly in the telecommunications and cable TV sectors. These areas performed poorly due to defaults and sharp price declines arising from concerns about future profitability and potential accounting irregularities. In addition, we avoided utilities, which struggled due to fallout from the Enron accounting scandal. The yield differential between high-yield bonds and Treasuries narrowed during the first five months of the year--signaling improved performance for high-yield bonds. But in June, the high-yield market reeled due to several factors that combined to create extremely negative sentiment for high-yield bonds. Defaults continued at a high rate as questions arose throughout the markets about accounting accuracy and management veracity. In addition, consensus grew that the economic recovery would be more muted than expected. Problems in the equity market added to the pessimism.

Q:  WHERE DID YOU FIND INVESTMENT OPPORTUNITIES?

A: Our overall approach remained unchanged, as we looked to unearth opportunities in sectors and industries that were growing faster than the economy as a whole and that offered relative value. Technology continued to be an area of emphasis, and we looked to invest in companies that offered unique products and services that enabled them to maintain strong industry positions. Demand for technology products and services remained somewhat depressed during the period, but we expect it to pick up once again at some point between the end of 2002 and the fall of 2003. In addition, we added to the Portfolio's holdings in the health care sector. Many securities in that area fell to very attractive valuations, as investors sold them off due to negative sentiment and to gravitate toward more economically sensitive sectors. We used that change in outlook to increase the Portfolio's weighting in health care, including investments in acute care hospitals, biotechnology, and generic pharmaceutical providers. This last group should benefit from long-term demographic trends.

Q: DID A FOCUS ON CONVERTIBLE SECURITIES CONTINUE TO BE A HALLMARK OF YOUR INVESTMENT APPROACH?

A: Yes, it did. To remind shareholders, we invest in discounted convertible securities offering high yields to gain a foothold in attractive industries where generic high-yield bonds might not be available, particularly smaller companies in rapidly growing industries. To illustrate, we are able to maintain significant exposure to technology by investing in convertibles, because the sector does not present many opportunities in the high-yield market. However, it does offer a significant supply of convertible securities. We are attracted to convertible securities because they offer the possibility of price appreciation if the underlying value of the company's stock rises. Toward the end of the period as the high-yield market declined, we decreased the Portfolio's stake in convertible securities to take advantage of very attractively valued opportunities in the generic high-yield market. At the same time, the prices of convertible bonds have fallen to the point where convertible bond yields are now competitive with those found in the high-yield market. Investors in convertible bonds can therefore garner the same yield, but if the underlying stock price rises, the value of the convertible bond does as well. We looked to invest in convertible bonds of companies offering attractive business positions and growth opportunities within sectors where stock prices were temporarily depressed.

Q:  WHAT OTHER MOVES DID YOU MAKE WITH THE PORTFOLIO?

A: We increased the Portfolio's holdings in more cyclical areas that should be poised to benefit from the continuing recovery of the U.S. economy. For example, we added to investments in companies with ties to the automotive and trucking industries.

Q: WHICH WERE SOME OF THE BETTER-PERFORMING INVESTMENTS FOR THE PORTFOLIO? WHICH WERE DISAPPOINTMENTS?

A: Among the positive performers for the Portfolio was Freeport-McMoran, the largest copper producer, which did well due to a positive outlook for copper demand and pricing. In addition, expectations of a continued economic recovery helped two automotive parts suppliers, Masco Tech and Tower Automotive.

On the down side were most of the Portfolio's health care holdings, as sentiment toward this sector turned negative due to the poor timing and pace of new drug discovery, as well as pricing pressure and increased competition among generic producers. Amid this turmoil, Portfolio holding Cubist Pharmaceutical declined. Semiconductor company Conexant Systems also fell, reflecting weakness in the technology sector.

Q:  WHAT IS YOUR OUTLOOK?

A: Defaults remain high -- above 9% this year compared to an average of about 4.5% -- which is a source of concern. Selectivity will be key to capturing the high yields available without giving back principal losses due to declining prices or defaults. High-yield bonds should perform well, if it becomes clearer in the second half of 2002 that the economy is strengthening and that the recovery is more broad-based than it has been thus far. We also believe that the default rate should fall in the second half of the year due to an improving economy and a more stable equity market. This type of backdrop should help support the performance of the high-yield market.

[SIDENOTE]

The Portfolio invests in high yield bonds, which may be subject to greater price fluctuations than investment-grade bonds.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER STRATEGIC INCOME VCT PORTFOLIO
PIONEER VARIABLE CONTRACTS TRUST
PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

Corporate Bonds                          45%
Convertible Corporate Bonds              18%
Foreign Government Bonds                 16%
U.S. Treasury Obligations                 8%
U.S. Government Agency Obligations        7%
Asset-Backed Securities                   4%
Supranational Bonds                       2%

[CHART]

QUALITY DISTRIBUTION
(As a percentage of debt holdings)

Treasury/Agency                    26.4%
AAA                                 1.6%
AA                                  4.1%
A                                   4.8%
BBB                                14.6%
Below BBB                          48.5%

FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

   1.  Government of France, 3.0%, 7/25/09                  5.66%
   2.  U.S. Treasury Bond, 7.875%, 2/15/21                  3.62
   3.  U.S. Treasury Note, 3.5%, 1/15/11                    2.61
   4.  Government of Canada Treasury Bill, 5.75%, 9/1/06    2.11
   5.  International Finance Corp., 6.75%, 7/15/09          1.55

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                              6/30/02     12/31/01
Net Asset Value per Share      $9.44        $9.33

DISTRIBUTIONS PER SHARE        INCOME      SHORT-TERM       LONG-TERM
(12/31/01 - 06/30/02)          DIVIDENDS   CAPITAL GAINS    CAPITAL GAINS
                               $0.3225     $     -          $     -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER STRATEGIC INCOME VCT PORTFOLIO at net asset value, compared to the growth of the Lehman Brothers U.S. Universal Index and the Lehman Brothers Aggregate Bond Index. The Lehman Brothers U.S. Universal Index is more representative of the Portfolio's holding than the Lehman Brothers Aggregate Bond Index, and the Portfolio will compare its performance to the Lehman Brothers U.S. Universal Index in the future. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                       Pioneer Strategic     Lehman Brothers Aggregate   Lehman Brothers U.S.
                     Income VCT Portfolio*          Bond Index             Universal Index
              7/99          $10,000                  $10,000                  $10,000
                            $10,070                  $10,099                  $10,136
              6/00          $10,525                  $11,273                  $11,234
                            $11,251                  $12,225                  $12,144
              6/02          $11,780                  $12,689                  $12,553


Index comparisons begin July 31, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.


[SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

 NET ASSET VALUE*

Life-of-Portfolio        5.77%
(7/29/99)
1 year                   7.95%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

In an environment in which domestic, high-yield corporate bonds tended to perform poorly, Strategic Income VCT Portfolio nevertheless performed strongly, helped by good security selection and its holdings in currencies denominated in currencies other than the U.S. dollar. In the following interview, Kenneth J. Taubes discusses the factors that influenced the Portfolio's performance during the first six months of 2002. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Portfolio.

Q:  HOW DID THE PORTFOLIO PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2002?

A: The Portfolio performed well, despite a difficult period for corporate bonds. The most significant factor that supported performance was the weakening of the U.S. dollar against other major currencies -- a trend which we had anticipated. Many non-dollar-denominated securities had strong price gains as their underlying currencies strengthened. During the six-month period, the Portfolio had a total return of 4.70%, while the benchmark Lehman Brothers U.S. Universal Index returned 3.37%.

Q:  WHAT FACTORS HAD THE GREATEST INFLUENCE ON PERFORMANCE?

A: Our international diversification was the primary driver of the Portfolio's strong relative performance. Throughout the period, almost 20% of the Portfolio's assets were invested in high-quality, non-dollar-denominated securities, mostly the euro and the Danish krone. During the six months, the euro gained 11.5% against the dollar, while the krone gained 10.3%. We held a large position in non-dollar securities because we believed that the dollar, after several years of strengthening, was close to the top of its value and was likely to start declining because of the narrowing gap between the economies of the United States and the rest of the world. During the period, that prediction proved correct.

The Portfolio's international currency exposure helped overcome the effects of weak performance by domestic corporate bonds, especially lower-rated securities, that were hit hard by the controversies about corporate accounting practices and corporate governance, especially during the months of May and June. While we had good individual security selection, the high-yield market in general did not perform well. The Merrill Lynch High Yield Index, for example, lost almost 5% during the six months. U.S. government bonds and high-grade mortgage and corporate bonds outperformed lower-rated corporate bonds as investors tended to seek out quality, particularly in shorter maturities, during a time of growing investor uneasiness about corporate securities, both fixed-income and equity.

For most of the six months, high-yield corporate bonds accounted for more than 50% of the Portfolio's assets, although that weighting dropped toward the end of the period as we trimmed back our position. Despite this emphasis, we had excellent security selection within our high-yield holdings and avoided most of the most serious problems in the telecommunications and cable industries, thereby minimizing the losses in our high-yield allocation. Our higher-rated domestic holdings, including government and mortgage-related securities, performed well, adding to performance.

Q:  WHAT IS YOUR INVESTMENT OUTLOOK?

A: We think we will see increasingly attractive opportunities among corporate securities, which should improve in performance as evidence accumulates that the domestic economy is gaining strength. As a result, we expect to reduce our exposure to Treasury securities and to take advantage of attractive opportunities in the corporate bond market.

We also intend to keep the Portfolio well diversified in non-dollar-denominated securities. We think that the U.S. dollar will continue to weaken against other currencies, although currency changes will be more gradual than they were during the past six months.

[SIDENOTE]
The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

International investing may involve special risks, including differences in accounting and currency as well as economic and political instability.

   PIONEER AMERICA INCOME VCT PORTFOLIO
   PIONEER VARIABLE CONTRACTS TRUST
   PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Government Agency Obligations                69%
U.S. Treasury Obligations                         25%
Short-Term Cash Equivalents                       6%

[CHART]

PORTFOLIO MATURITY
(Effective life as a percentage of total investment portfolio)

0-1 year           2.3%
1-3 years         58.5%
3-4 years          5.5%
4-6 years         14.7%
6-8 years          1.6%
8+ years          17.4%

FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

   1.  U.S. Treasury Bonds, 7.25%, 5/15/16               8.96%
   2.  U.S. Treasury Notes, 6.5%, 2/15/10                7.17
   3.  U.S. Treasury Notes, 6.25%, 8/15/23               6.24
   4.  Tennessee Valley Authority, 6.375%, 6/15/05       2.43
   5.  U.S. Treasury Bonds, 6.375%, 8/15/27              2.27

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                6/30/02     12/31/01
Net Asset Value per Share       $10.23       $10.06

DISTRIBUTIONS PER SHARE      INCOME      SHORT-TERM      LONG-TERM
(12/31/01 - 6/30/02)         DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                             $0.2509     $   -           $   -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER AMERICA INCOME VCT PORTFOLIO at net asset value, compared to the growth of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index and Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                       Pioneer America      Lehman Government   Lehman Fixed-Rate Mortgage-
                     Income VCT Portfolio*     Bond Index+       Backed Securities Index+
              3/95        $10,000                $10,000                  $10,000
                          $10,574                $11,302                  $11,098
              6/96        $10,712                $11,615                  $11,693
                          $11,616                $12,727                  $12,802
                          $12,563                $13,981                  $13,694
              6/99        $12,246                $13,667                  $13,947
                          $13,686                $15,477                  $15,505
                          $14,573                $16,598                  $16,779
              6/02        $15,190                $17,223                  $17,535

+ Index comparisons begin 2/28/95. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations of corporate debt guaranteed by the U.S. government. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

[SIDENOTE]
AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

 NET ASSET VALUE*

Life-of-Portfolio     5.86%
(3/1/95)
5 Years               6.73%
1 Year                8.30%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

Investors in government-issued fixed-income securities benefited from the turbulence in the financial markets during the six-month period ended June 30, 2002. As the stock market continued to decline and the more risky sectors of the bond market struggled, many investors sought the relative safety of government securities. Richard Schlanger, a member of the fixed-income team, discusses the factors that had an impact on the fixed-income market and the Portfolio during the period.

Q.  HOW DID THE PORTFOLIO PERFORM OVER THE SIX-MONTH PERIOD ENDED JUNE 30,
2002?

A: In a low-yielding interest-rate environment, Pioneer America Income Trust VCT Portfolio rewarded shareowners with healthy gains during the period. For the six-months ended June 30, 2002, the Portfolio's Class I shares produced a total return of 4.24%. In comparison, the Lehman Brothers Government Bond Index returned 3.78%, and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index returned 4.51% for the same period. The Portfolio also provided an attractive level of income while maintaining the highest credit quality of AAA. (Quality ratings apply to underlying Portfolio securities, not Portfolio shares).

Q. THERE SEEMED TO BE MANY FINANCIAL AND NON-FINANCIAL FACTORS AFFECTING THE ECONOMY DURING THE FIRST HALF OF 2002. HOW DID THE ECONOMIC ENVIRONMENT AFFECT BOND INVESTING DURING THE PERIOD?

A: It was a difficult investment environment. Concerns about the economy, geopolitical problems, issues regarding corporate auditing and the war on terrorism had a big impact on investor confidence. To stimulate economic growth, the Federal Reserve had cut interest rates 11 times in 2001, bringing short-term rates to 1.75%, their lowest level in more than 40 years. As we moved into 2002, it looked as if the Fed's low interest-rate policy was having the desired effect. The economy rebounded strongly and market rates rose. For example, at the end of March 2002, the yield on the 10-year Treasury bond was at 5.40%, up from 4.75% at the end of November 2001. When expectations for a robust economic rebound began to wane, the yield on the 10-year Treasury bond fell back to 4.80% by the end of the June 2002. Against this backdrop, investors sought quality and safety above everything else. The Portfolio offered diversification to investors with large equity positions. It also offered safety from the uncertainty of equities, relative stability, AAA credit quality and a steady stream of income for fixed-income investors.

Q. TREASURY SECURITIES PERFORMED WELL DURING THE PERIOD, BUT YOU REDUCED THE PORTFOLIO'S EXPOSURE TO THIS PART OF THE MARKET. WHY?

A: We slightly reduced the Portfolio's Treasury exposure because we felt the fiscal situation in Washington was deteriorating. Revenues going into government coffers have declined, and government spending for homeland security, defense expenditures, aid to farmers and airlines has created a swelling deficit versus recent budget surpluses. Against this backdrop, we believe the Treasury will be issuing more and more securities in the future, and the increased supply of new Treasury bonds could lead to a decline in prices on existing Treasury securities.

Q. AS YOU LIGHTENED UP ON THE PORTFOLIO'S TREASURY POSITION, WHERE DID YOU PUT THE ASSETS?

A: We favored mortgage-backed securities. We increased the Portfolio's weighting in mortgages from 57.2% in November to 61.8% in June. Mortgages provided higher returns than Treasury securities. For example, the Merrill Lynch Ginnie Mae Master Index rose 4.25% for the six months ended June 30, 2002, and the 10-year Treasury bond returned about 3.64% for the same period. During the first part of the period, we concentrated on buying premium mortgages - those with coupons of 7.0% to 7.5%. When interest rates declined later in the period, we primarily bought Ginnie Mae securities with coupons of 6.5%. We also bought "seasoned paper," or mortgages that had been issued previously and for which homeowners had already passed on opportunities to refinance at lower rates.

Q.  WHY WERE MORTGAGE-BACKED SECURITIES ATTRACTIVE?

A: After the September 11 attacks, many investors favored the safety of short-term Treasury securities. As a result, mortgage securities underperformed. At the beginning of 2002, their relative value was attractive and their yields were higher than those of Treasuries. Investing in mortgages provided us with an opportunity to increase the Portfolio's income stream while maintaining an AAA credit quality.

Q.  WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: We expect the economy to recover gradually over the next several months. We believe the Federal Reserve is on hold and is not likely to boost interest rates until the end of 2002 or into 2003. The geopolitical issues are likely to remain with us, and it will take some time to restore investor confidence in corporate governance. Therefore, we believe investors will continue to seek the safe havens of the AAA-rated securities the Portfolio offers. We have positioned the Portfolio to take advantage of this type of environment. The Portfolio has a shorter duration, which should help it maintain price stability should interest rates rise later in the year. (Expressed in years, duration measures a bond's price sensitivity to changes in interest rates. A shorter duration is advantageous when interest rates rise; a longer duration benefits a fund when interest rates decline.) The Portfolio's share price is likely to remain relatively stable, and investors should receive potentially higher income than Treasuries alone can provide.

[SIDENOTE]
The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER MONEY MARKET VCT PORTFOLIO
PIONEER VARIABLE CONTRACTS TRUST
PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

Short-term interest rates remained at very low levels throughout the first half of 2002, keeping money market yields down. During the six months, Pioneer Money Market VCT Portfolio provided income consistent with the low interest rate environment, while maintaining a $1 share price. The Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks.

In the following discussion, Andrew Feltus reviews the investment environment and strategies that affected the Portfolio's performance over the six months. Mr. Feltus is a member of Pioneer's fixed income team, which is responsible for the daily management of the Portfolio.

Q:  HOW DID THE PORTFOLIO PERFORM?

A: For the six months ended June 30, 2002, the Portfolio had a total return of 0.65%. On June 30, 2002, the seven-day effective yield of the Portfolio was 1.23%.

Q:  WHAT FACTORS INFLUENCED PERFORMANCE?

A: Yields remained low throughout our investment universe. If anything, the differences between yields of securities of different maturities narrowed, leaving little opportunity to pick up additional income in the high-quality market. To illustrate, by the end of the period on June 30, the difference between the yields of 30-day paper and 365-day paper had narrowed to just ..45% -- or forty-five basis points -- from a spread of .64% -- or sixty-four basis points -- at the start of the year.

Q:  WHY DID INTEREST RATES REMAIN SO LOW?

A: The Federal Reserve Board kept short-term rates at very low levels throughout the six-month period. During a period in which the markets for stocks and corporate bonds declined and little evidence emerged of growing inflationary pressures, the Fed had little incentive to hike rates. Six months ago, investors were more confident that short-term rates eventually would rise as evidence of a strengthening economy accumulated. As a result, investors could pick up additional yield in money market securities by extending the maturity of securities. However, as this expectation of an economic rebound became less widely held and stocks and corporate bonds fell in value, the differences in yields of securities of varying maturities narrowed and there was no incentive to lengthen maturities in the high-grade, short-term market.

Q:  GIVEN THIS ENVIRONMENT, WHAT WERE YOUR PRINCIPAL STRATEGIES?

A: Consistent with our investment discipline, we made no compromises on credit quality, investing only in the highest quality money market securities. All securities in the Portfolio had credit ratings of at least A1 or P1, with most A1- or P1+ or better. (Ratings apply to underlying securities, not Portfolio shares.) In addition, because we were not paid to extend maturities, we took a more conservative approach in the Portfolio's duration and began to bring it down. At the end of the period on June 30, 2002, the Portfolio's average maturity was 81 days and the average effective maturity -- allowing for the presence of floating-rate notes -- was 70 days.

Q:  WHAT IS YOUR OUTLOOK FOR MONEY MARKET INVESTMENTS AND YIELDS?

A: We think yields will remain low in the short term. We don't expect the Federal Reserve Board to raise rates for the remainder of 2002, although it is more likely the Fed will start raising rates in 2003 as investors gain confidence in the economy and the potential increases for a rise in inflationary pressures.

We intend to remain invested only in the highest quality securities and enhance yield in the high-quality market when we have the opportunity.

PRICES AND DISTRIBUTIONS

                                 6/30/02     12/31/01
Net Asset Value per Share         $1.00        $1.00


DISTRIBUTIONS PER SHARE    INCOME      SHORT-TERM      LONG-TERM
(12/31/01 - 6/30/02)       DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                           $0.0058     $0.0007         $    -

An investment in Pioneer Money Market VCT Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[SIDENOTE]
AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2002)

 NET ASSET VALUE*

Life-of-Portfolio     4.41%
(3/1/95)
5 Years               4.23%
1 Year                1.86%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

  SHARES                                                          VALUE
              CONVERTIBLE PREFERRED STOCK - 0.2%

              CONSUMER DURABLES & APPAREL - 0.2%
              LEISURE PRODUCTS - 0.2%
      48,600  Berjaya Sports                               $      32,741
                                                           -------------
              TOTAL CONVERTIBLE PREFERRED STOCK
              (Cost $32,722)                               $      32,741
                                                           -------------
              PREFERRED STOCKS - 2.1%

              CAPITAL GOODS - 0.4%
              AEROSPACE & DEFENSE - 0.4%
       3,500  Embraer Aircraft Corp. (A.D.R.)              $      74,900
                                                           -------------
              TOTAL CAPITAL GOODS                          $      74,900
                                                           -------------
              BANKS - 0.4%
   1,188,200  Banco Itau SA                                $      67,201
                                                           -------------
              TOTAL BANKS                                  $      67,201
                                                           -------------
              TELECOMMUNICATION SERVICES - 0.5%
              INTEGRATED TELECOMMUNICATION SERVICES - 0.5%
       8,001  Tele Norte Leste Participacoes (A.D.R.)      $      79,610
                                                           -------------
              TOTAL TELECOMMUNICATION SERVICES             $      79,610
                                                           -------------
              UTILITIES - 0.8%
              ELECTRIC UTILITIES - 0.8%
      24,300  Centrais Electricas Brasileiras SA (A.D.R.)  $     112,978
   2,104,436  Cemig-Cia Energetica                                23,678
                                                           -------------
                                                           $     136,656
                                                           -------------
              TOTAL UTILITIES                              $     136,656
                                                           -------------
              TOTAL PREFERRED STOCKS
              (Cost $367,993)                              $     358,367
                                                           -------------
              COMMON STOCKS - 97.7%
              MISCELLANEOUS - 0.2%
       6,300  Empresa Nacional De Telecom*                 $      33,881
                                                           -------------
              TOTAL MISCELLANEOUS                          $      33,881
                                                           -------------
              ENERGY - 7.6%
              INTEGRATED OIL & GAS - 5.2%
      50,900  CNOOC Ltd.                                   $      68,195
       3,680  Lukoil Holding (A.D.R.)                            239,200
      17,400  Petrobras Brasileiro                               302,760
       2,200  Petroleo Brasileiro SA                              41,492
       9,600  Surgutneftegaz (A.D.R.)*                           188,640
  11,155,550  Tupras-Turkiye Petrol Rafinerileri AS               45,734
                                                           -------------
                                                           $     886,021
                                                           -------------
              OIL & GAS EXPLORATION & PRODUCTION - 1.3%
     383,000  China Petroleum & Chemical                   $      68,255
       4,200  Mol Magyar Olaj                                     79,347
      87,400  PTT Public Company Ltd.                             75,707
                                                           -------------
                                                           $     223,309
                                                           -------------

              OIL & GAS REFINING MARKETING &
              TRANSPORTATION - 1.1%
       8,300  Bharat Petroleum Corp., Ltd.*                $      45,365
      10,300  Hindustan Petroleum                                 55,895
       5,100  Polski Koncern Nafto (G.D.R.)*                      44,370
       3,100  SK Corp.                                            53,342
                                                           -------------
                                                           $     198,972
                                                           -------------
              TOTAL ENERGY                                 $   1,308,302
                                                           -------------
              MATERIALS - 15.2%
              COMMODITY CHEMICALS - 1.9%
       4,669  Daelim Industrial Co.                        $      50,455
       6,800  Reliance Industries Ltd. (144A)*                    81,464
  26,700,000  Ultrapar Participacoes SA                          193,478
                                                           -------------
                                                           $     325,397
                                                           -------------
              CONSTRUCTION MATERIALS - 0.1%
       2,232  Suez Cement Co.                              $      15,401
                                                           -------------
              DIVERSIFIED CHEMICALS - 0.6%
       1,700  LG Chemicals, Ltd.*                          $      61,471
     111,090  Sinopac Holdings Co.*                               48,546
                                                           -------------
                                                           $     110,017
                                                           -------------
              DIVERSIFIED METALS & MINING - 1.3%
       4,300  Companhia Vale do Rio Doce (A.D.R.)          $     111,585
      18,500  KGHM Polska Miedz SA                                60,059
     121,000  Yanzhou Coal Mining (Class H)                       44,601
                                                           -------------
                                                           $     216,245
                                                           -------------
              PAPER PRODUCTS - 0.9%
       4,600  Aracruz Cellulose                            $      92,000
      75,600  Formosa Chemicals & Fibre Corp.                     68,789
                                                           -------------
                                                           $     160,789
                                                           -------------
              PRECIOUS METALS & MINERALS - 5.9%
      12,002  Anglo American Plc                           $     198,998
       7,475  Anglogold Ltd.                                     404,526
       5,600  Compania de Minas Buenaventura SA                  143,360
      22,400  Gold Fields Ltd.                                   273,098
                                                           -------------
                                                           $   1,019,982
                                                           -------------
              SPECIALTY CHEMICALS - 1.7%
      89,200  Formosa Plastic Corp.                        $     107,061
      25,100  Indian Petrochemicals Corp., Ltd.                   78,187
     108,030  Nan Ya Plastics Corp.                              101,207
                                                           -------------
                                                           $     286,455
                                                           -------------
              STEEL - 2.8%
     185,880  China Steel Corp., Ltd.                      $      95,694
       4,600  Pohang Iron & Steel Co., Ltd. (A.D.R.)             125,442
      29,400  Remgro Limited                                     196,709
      18,800  Tata Iron and Steel Co., Ltd.                       54,061
                                                           -------------
                                                           $     471,906
                                                           -------------
              TOTAL MATERIALS                              $   2,606,192
                                                           -------------

  The accompanying notes are an integral part of these financial statements.

  SHARES                                                          VALUE
              CAPITAL GOODS - 3.5%
              BUILDING PRODUCTS - 0.3%
       8,300  Daewoo Heavy Industries &
              Machinery Ltd.*                              $      59,680
                                                           -------------
              CAPITAL GOODS - 0.3%
      17,900  Daewoo Heavy Industries*                     $      42,555
                                                           -------------
              ELECTRICAL COMPONENTS & EQUIP. - 1.1%
      27,000  Bharat Heavy Electricals (Demat Shares)      $      98,142
     100,800  Techtronic Industries Co.                           85,941
                                                           -------------
                                                           $     184,083
                                                           -------------
              INDUSTRIAL CONGLOMERATES - 0.6%
      38,000  China Resources Enterprise Ltd.              $      44,578
     259,300  Glorious Sun Enterprises Ltd.                       53,191
                                                           -------------
                                                           $      97,769
                                                           -------------
              INDUSTRIAL MACHINERY - 1.2%
      22,900  Tubos de Acero de Mexico SA (A.D.R.)         $     210,680
                                                           -------------
              TOTAL CAPITAL GOODS                          $     594,767
                                                           -------------
              COMMERCIAL SERVICES & SUPPLIES - 0.8%
              DATA PROCESSING SERVICES - 0.3%
     156,500  Shinawatra Computer Co., Plc*                $      52,719
                                                           -------------
              DIVERSIFIED COMMERCIAL SERVICES - 0.5%
      19,607  Bidvest Group Ltd.                           $      87,104
                                                           -------------
              TOTAL COMMERCIAL SERVICES & SUPPLIES         $     139,823
                                                           -------------
              TRANSPORTATION - 1.0%
              MARINE - 0.4%
      20,900  Samsung Heavy Industries Co., Ltd.*          $      76,442
                                                           -------------
              RAILROADS - 0.3%
      30,000  Malaysia International Shipping Bhd          $      56,447
                                                           -------------
              TRANSPORTATION - 0.3%
      20,400  Hyundai Merchant Marine Co.*                 $      44,599
                                                           -------------
              TOTAL TRANSPORTATION                         $     177,488
                                                           -------------
              AUTOMOBILES & COMPONENTS - 6.7%
              AUTO PARTS & EQUIPMENT - 1.3%
      42,100  Cycle & Carriagen Co.                        $     112,982
       2,400  Halla Climate Control Co.                          107,531
                                                           -------------
                                                           $     220,513
                                                           -------------
              AUTOMOBILE MANUFACTURERS - 5.4%
      19,000  Edaran Otomobile Nasional Bhd                $      55,000
       6,000  Hyundai Heavy Industries                           125,436
       6,900  Hyundai Motor Company Ltd.*                        207,344
       8,000  Kia Motors*                                         73,150
   9,277,000  Koc Holdings AS*                                    90,693
      29,000  Mahindra & Mahindra Ltd. (G.D.R.)                   64,525
       4,500  Mahindra & Mahindra Ltd. (G.D.R.) (144A)            10,013
      22,000  Perusahaan Otomobil                                 55,289
     176,000  PT Astra International*                             85,849
      60,900  Sime Darby Bhd                                      80,132
      27,599  Tata Engineering & Locomotive Co.*                  87,694
                                                           -------------
                                                           $     935,125
                                                           -------------
              TOTAL AUTOMOBILES & COMPONENTS               $   1,155,638
                                                           -------------
              CONSUMER DURABLES & APPAREL - 2.7%
              APPAREL, ACCESSORIES & LUXURY GOODS - 0.3%
      72,000  Giordano International Ltd.                  $      44,309
                                                           -------------
              HOME FURNISHINGS - 0.8%
     319,569  Far Eastern Textile Ltd. (G.D.R.)            $     141,085
                                                           -------------
              HOMEBUILDING - 0.2%
     315,900  Ayala Land, Inc.                             $      35,152
                                                           -------------
              LEISURE PRODUCTS - 1.2%
       6,335  Bajaj Auto Ltd. (Demat Shares)               $      65,807
      36,000  Berjaya Sports Toto Bhd                             35,621
      16,900  Hero Honda Motors                                  106,671
                                                           -------------
                                                           $     208,099
                                                           -------------
              TEXTILES - 0.2%
      50,000  Texwinca Holdings Ltd.*                      $      42,950
                                                           -------------
              TOTAL CONSUMER DURABLES & APPAREL            $     471,595
                                                           -------------
              HOTELS, RESTAURANTS & LEISURE - 1.3%
              HOTELS, RESORTS & CRUISE LINES - 0.9%
      21,949  Indian Hotels Co., Ltd.                      $      73,785
      30,000  Resorts World Bhd                                   83,684
                                                           -------------
                                                           $     157,469
                                                           -------------
              RESTAURANTS - 0.4%
      56,400  Kentucky Fried Chicken Bhd                   $      66,493
                                                           -------------
              TOTAL HOTELS RESTAURANTS & LEISURE           $     223,962
                                                           -------------
              MEDIA - 1.3%
              MEDIA - 0.5%
       8,000  Balaji Telefilms Ltd.*                       $      82,137
                                                           -------------
              MOVIES & ENTERTAINMENT - 0.4%
      27,400  Tanjong Plc                                  $      73,547
                                                           -------------
              PUBLISHING - 0.4%
     396,000  Oriental Press                               $      61,940
                                                           -------------
              TOTAL MEDIA                                  $     217,624
                                                           -------------

  The accompanying notes are an integral part of these financial statements.

  SHARES                                                          VALUE
              RETAILING - 0.5%
              GENERAL MERCHANDISE STORES - 0.5%
      74,000  Convenience Retail Asia Ltd.*                $      27,514
     216,000  Global Green Tech Group Ltd.*                       54,279
                                                           -------------
                                                           $      81,793
                                                           -------------
              TOTAL RETAILING                              $      81,793
                                                           -------------
              FOOD & DRUG RETAILING - 3.5%
              FOOD DISTRIBUTORS - 0.5%
       5,200  Compania Cervecerias Unidas SA               $      79,820
                                                           -------------
              FOOD RETAIL - 3.0%
       1,500  Companhia Brasileira de Distribuicao

              Grupo Pao Acular*                            $      26,685
       1,480  Cheil Jedang Corp.                                  60,467
       3,800  Distribucion y Servicio D&A SA                      45,182
   1,302,200  Migros Turk T.A.S.                                  56,671
      88,000  People's Food Holdings Ltd.                         62,777
      63,359  President Chain Store Corp.                        118,526
     599,800  PT Indofood Sukses Makmur Tbk                       74,003
      12,100  Santa Isabel SA                                     28,072
       6,000  Tiger Brands Ltd.                                   40,538
                                                           -------------
                                                           $     512,921
                                                           -------------
              TOTAL FOOD & DRUG RETAILING                  $     592,741
                                                           -------------
              FOOD, BEVERAGE & TOBACCO - 5.1%
              DISTILLERS & VINTNERS - 2.6%
   1,190,000  Andalou Efes*                                $      23,267
       5,200  Companhia De Bebidas                                80,808
      91,400  Grupo Modelo SA de CV                              214,477
      16,000  South African Breweries Plc                        125,840
                                                           -------------
                                                           $     444,392
                                                           -------------
              SOFT DRINKS - 1.5%
       6,400  Embotelladora Andina SA (A.D.R.)             $      45,760
       1,900  Fomento Economico Mexicano SA de CV                 74,518
      14,000  Fraser & Neave Ltd.                                 62,222
      13,800  Sermsuk Public Company Ltd.                         83,013
                                                           -------------
                                                           $     265,513
                                                           -------------
              TOBACCO - 1.0%
       6,000  British American Tabacco (Malaysia) Bhd      $      56,053
     116,000  PT Hanjaya Mandala Sampoerna Tbk*                   54,585
       4,310  ITC Ltd.                                            57,280
                                                           -------------
                                                           $     167,918
                                                           -------------
              TOTAL FOOD, BEVERAGE & TOBACCO               $     877,823
                                                           -------------
              HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
              HOUSEHOLD PRODUCTS - 1.4%
   4,802,040  Arcelik AS*                                  $      30,287
       3,400  LG Household & Health Care Ltd.*                   102,170
     143,300  Steinhoff International Holdings Ltd.*             113,148
                                                           -------------
                                                           $     245,605
                                                           -------------
              TOTAL HOUSEHOLD & PERSONAL PRODUCTS          $     245,605
                                                           -------------
              HEALTH CARE EQUIPMENT & SERVICES - 0.3%
              HEALTH CARE DISTRIBUTORS & SERVICES - 0.3%
         750  Teva Pharmaceutical Industries Ltd.          $      50,085
                                                           -------------
              TOTAL HEALTH CARE

              EQUIPMENT & SERVICES                         $      50,085
                                                           -------------
              PHARMACEUTICALS & BIOTECHNOLOGY - 1.0%
              BIOTECHNOLOGY - 0.2%
       1,900  Dr. Reddy's Laboratories (A.D.R.)*           $      36,860
                                                           -------------
              PHARMACEUTICALS - 0.8%
       1,245  Aventis Pharmaceuticals*                     $       9,428
       1,400  Gideon Richter (G.D.R.)                             81,620
       2,200  Ranbaxy Laboratories Ltd.                           39,722
                                                           -------------
                                                           $     130,770
                                                           -------------
              TOTAL PHARMACEUTICALS & BIOTECHNOLOGY        $     167,630
                                                           -------------
              BANKS - 11.2%
       4,644  Banco Bradesco SA                            $      91,719
         900  Banco Itau SA                                       25,200
       2,500  Banco Santander Cental Hispano SA                   32,500
       1,900  Banco Santiago*                                     32,965
      68,700  Bangkok Bank Ltd. (Foreign Shares)*                113,233
       2,181  Bank Zachodni                                       33,954
     151,964  Chinatrust Financial Holding Company Ltd.*         134,180
      28,000  Commerce Asset Holdings Bhd                         60,421
       6,200  Commercial International Bank                       37,120
       9,200  Credicorp Ltd.                                      71,576
      28,000  Development Bank of Singapore Ltd.                 196,575
       4,254  Kookmin Bank                                       206,512
      67,900  Malayan Banking Bhd                                157,242
       9,500  MISR International                                  15,913
     130,800  National Finance Public Co., Ltd.*                  50,356
      12,000  Overseas-Chinese Banking Corp., Ltd.                79,490
      72,000  PT Lippo Bank (Certificate of Entitlement)*              -
      62,600  Public Bank Berhad (Foreign)                        56,999
       4,025  Shinhan Financial Group Co., Ltd.                   56,879
     168,800  Siam Commercial Bank Plc
              (Foreign Shares)*                                  118,802
      18,600  Standard Bank Group Ltd.*                           58,243
      13,200  State Bank of India                                 64,973
  14,418,496  Turkiye Is Bankasi (Isbank)*                        37,285
       3,400  Uniao de Bancos Brasileiros SA
              (Unibanco) (G.D.R.) (144A)                          56,440
     175,100  United World Chinese Commercial Bank               124,210
  14,041,213  Yapi ve Kredi Bankasi AS*                           13,948
                                                           -------------
                                                           $   1,926,735
                                                           -------------
              TOTAL BANKS                                  $   1,926,735
                                                           -------------

  The accompanying notes are an integral part of these financial statements.

  SHARES                                                          VALUE
              DIVERSIFIED FINANCIALS - 5.2%
              DIVERSIFIED FINANCIAL SERVICES - 5.2%
   1,793,000  Alarko Holding AS                            $      22,617
      67,000  Alexander Forbes Ltd.*                             102,188
      28,200  Bank of East Asia                                   56,763
       1,030  Chang Hwa Commercial Bank                              524
     205,776  China Development Fianancial*                      140,428
      34,700  Citic Pacific Ltd.                                  75,186
       5,300  Daewoo Securities Co.*                              25,024
     101,450  FirstRand Limited                                   74,920
      35,000  Grupo Financiero BBVA Banco*                        28,535
  12,827,333  Haci Omer Sabanci Holding AS*                       31,553
       2,700  Housing Development Finance Corp., Ltd.
              (Demat Shares)                                      35,991
      53,700  Kiatnakin Finance Plc (Foreign Shares)*             50,715
     100,400  Polaris Securities Co., Ltd.*                       46,579
       2,300  Samsung Securities Co., Ltd.*                       65,769
      66,100  Sanlam Ltd.                                         54,358
     348,000  SM Prime Holdings                                   38,033
      57,240  Yuanta Securities Co., Ltd.*                        35,464
                                                           -------------
                                                           $     884,647
                                                           -------------
              TOTAL DIVERSIFIED FINANCIALS                 $     884,647
                                                           -------------
              INSURANCE - 1.3%
              MULTI-LINE INSURANCE - 0.4%
       1,100  Samsung Fire & Marine Insurance*             $      67,664
                                                           -------------
              PROPERTY & CASUALTY INSURANCE - 0.9%
     109,539  Cathay Financial Holdings Co.*               $     161,309
                                                           -------------
              TOTAL INSURANCE                              $     228,973
                                                           -------------
              REAL ESTATE - 0.8%
              REAL ESTATE INVESTMENT TRUSTS - 0.4%
     280,700  New World China Land Ltd.*                   $      73,776
                                                           -------------
              REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
      60,700  Great Eagle Holdings Ltd.                    $      66,539
                                                           -------------
              TOTAL REAL ESTATE                            $     140,315
                                                           -------------
              SOFTWARE & SERVICES - 1.6%
              APPLICATION SOFTWARE - 1.6%
       5,500  Check Point Software Technologies Ltd.*      $      74,580
       1,300  Infosys Technologies Ltd.                           87,400
       2,000  Modia Co., Ltd.*                                    72,153
       1,500  Wipro Ltd. (A.D.R.)                                 44,955
                                                           -------------
                                                           $     279,088
                                                           -------------
              TOTAL SOFTWARE & SERVICES                    $     279,088
                                                           -------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 10.0%
              COMPUTER HARDWARE - 2.6%
      22,000  Compal Electronics*                          $      21,137
       1,400  Samsung Electronics Co.                            382,876
      35,200  Synnex Technology International Corp.               40,352
                                                           -------------
                                                           $     444,365
                                                           -------------
              COMPUTER STORAGE & PERIPHERALS - 0.2%
       6,700  Moser-Baer India Ltd.*                       $      35,269
                                                           -------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%
      23,000  Asustek Computer, Inc.                       $      69,186
       9,400  Elbit Systems Ltd.                                 155,184
      28,150  Elec & Eltek International Co., Ltd.                57,426
         150  L.G. Electronics, Inc.                               4,414
       3,450  L.G. Electronics, Inc.*                            137,656
      82,000  Phoenixtec Power Co., Ltd.                          63,568
      71,000  Varitronix International Ltd.                       43,921
     103,000  Yageo Corp.*                                        45,627
                                                           -------------
                                                           $     576,982
                                                           -------------
              SEMICONDUCTORS - 3.6%
      33,000  Hon Hai Precision Industry                   $     134,825
       7,600  Siliconware Precision Industries
              Co. (A.D.R.)*                                       26,220
     133,100  Taiwan Semiconductor Manufacturing Co.*            270,901
      13,970  Topco Scientific Co., Ltd.                          43,486
     115,000  United Microelectronics Corp., Ltd.*               138,028
                                                           -------------
                                                           $     613,460
                                                           -------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 0.3%
      12,200  Promos Technologies (G.D.R.) (144A)*         $      53,558
                                                           -------------
              TOTAL TECHNOLOGY HARDWARE & EQUIPMENT        $   1,723,634
                                                           -------------
              TELECOMMUNICATION SERVICES - 10.7%
              INTEGRATED TELECOMMUNICATION SERVICES - 5.7%
      47,500  Asia Satellite Telecommunications

              Holdings Ltd.                                $      78,560
       5,003  Brasil Telecom Participacoes SA*                        17
       1,400  Brasil Telecom Participacoes SA                     39,634
          22  Carso Global Telecom*                                   24
           1  Celular CRT Participacoes SA                             -
       4,000  Compania de Telephonos de Chile SA
              (A.D.R.)                                            49,000
         700  Korea Telecom Corp.                                 28,105
       3,400  KT Corp.*                                           73,610
      11,200  Philippine Long Distance Telephone Co.*             82,345
       7,200  PT Indosat Indonesian Satellite Corp.               89,928
       4,000  SPT Telecom AS                                      33,199
      11,600  Tele Centro Oeste Celular Participacoes SA          51,388
     218,300  TelecomAsia Corp. Public Co., Ltd.*                 35,193
      10,100  Telefonos de Mexico SA                             324,008
      10,540  Telekomunik Indonesia SP (A.D.R.)                   92,752
                                                           -------------
                                                           $     977,763
                                                           -------------

  The accompanying notes are an integral part of these financial statements.

  SHARES                                                          VALUE
              WIRELESS TELECOMMUNICATION SERVICES - 5.0%
       4,800  Advanced Information Service, Plc            $       4,533
     104,700  Advanced Service Co., Ltd. (Foreign Shares)        100,770
       5,900  Alumax, Inc.                                        79,060
          22  America Telecom SA de CV*                               13
       5,800  China Mobile (Hong Kong) Ltd. (A.D.R.)*             84,796
      19,200  China Mobile Ltd.*                                  56,863
       3,500  Mobinil-Egyptian Mobile Services*                   20,655
      12,437  SK Telecom Co., Ltd.                               308,313
      61,700  Smartone Telecommunications*                        69,612
     165,100  United Communication Industry
              Public Co., Ltd.*                                   73,493
      31,500  Venfin Ltd.*                                        53,328
                                                           -------------
                                                           $     851,436
                                                           -------------
              TOTAL TELECOMMUNICATION SERVICES             $   1,829,199
                                                           -------------
              UTILITIES - 4.7%
              ELECTRIC UTILITIES - 3.8%
     114,000  Beijing Datang Power Generation Co., Ltd.    $      50,790
       9,500  Companhia Paranaense de Energia (A.D.R.)*           38,475
      51,500  Hongkong Electric Holdings Ltd.                    192,471
       1,800  Huaneng Power International, Inc. (A.D.R.)          57,996
       9,300  Korea Electric Power Corp.                         170,075
     118,100  Manila Electric Co.*                                69,229
       8,260  Unified Energy System (G.D.R.)*                     81,431
                                                           -------------
                                                           $     660,467
                                                           -------------
              GAS UTILITIES - 0.7%
       3,900  Gazprom (A.D.R.)*                            $      64,740
     234,000  PetroChina Co., Ltd.                                49,852
                                                           -------------
                                                           $     114,592
                                                           -------------
              WATER UTILITIES - 0.2%
       4,200  Cia Saneamento Basic de Estado de Sao Paulo  $      36,590
                                                           -------------
              TOTAL UTILITIES                              $     811,599
                                                           -------------
              TOTAL COMMON STOCKS
              (Cost $16,386,823)                           $  16,769,139
                                                           -------------
              RIGHTS/WARRANTS - 0.0%
              TELECOMMUNICATION SERVICES - 0.0%
              INTEGRATED TELECOMMUNICATION SERVICES - 0.0%
      32,210  Telecom Asia Public Co., Ltd.*               $           -
                                                           -------------
              TOTAL RIGHTS/WARRANTS
              (Cost $229)                                  $           -
                                                           -------------
              TOTAL INVESTMENT IN SECURITIES - 100.0%
              (Cost $16,787,767)                           $  17,160,247
                                                           =============

*      Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2002, the value of these securities amounted to $201,475 or 1.04% of total net assets.

(a) Distributions of investments by country of issue, as a percentage of total equity holdings, is as follows:

       South Korea                            16%
       Taiwan                                 13%
       South Africa                           10%
       Brazil                                  9%
       India                                   8%
       Hong Kong                               6%
       Mexico                                  5%
       Malaysia                                5%
       Thailand                                4%
       China                                   4%
       Russia                                  3%
       Singapore                               3%
       Indonesia                               2%
       Turkey                                  2%
       Chile                                   2%
       Israel                                  2%
       Philippines                             1%
       Peru                                    1%
       Hungary                                 1%
       Poland                                  1%
       Egypt                                   1%
       Czech Republic                          1%
                                             ---
                                             100%
                                             ===

  The accompanying notes are an integral part of these financial statements.

PIONEER GLOBAL FINANCIALS VCT PORTFOLIO         PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

   SHARES                                                          VALUE
             COMMON STOCKS - 100.0%
             BANKS - 53.3%
      1,100  Allied Irish Banks Plc                            $  14,369
        550  Australia & New Zealand Banking Group Ltd.            5,973
        215  Banc One Corp.                                        8,273
         70  Banca Fideuram S.p.A.                                   442
      5,850  Banca Intesta S.p.A.                                 17,648
        618  Banco Popolare Di Verona*                             7,993
      1,975  Banco Santander                                      15,830
        345  Bank of America Corp.                                24,274
        500  Bank of Ireland                                       6,236
      2,080  Barclays Plc                                         17,506
        560  BNP Paribas SA*                                      30,916
      1,100  Cassa Di Risparmio di Firenze                         1,453
         85  Charter One Financial, Inc.                           2,922
        200  Commonwealth Bank of Australia                        3,708
         70  Goldman Sachs Group Inc.                              5,135
        300  Hang Seng Bank                                        3,212
        768  J.P. Morgan Chase & Co.                              26,051
        135  Kookmin Bank (A.D.R.)*                                6,635
         80  North Fork Bancorporation, Inc.                       3,185
        600  Standard Chartered Plc                                6,399
         91  State Street Corp.                                    4,068
        299  The Bank of New York Co., Inc.                       10,091
      2,000  The Sumitomo Bank Ltd.*                               9,763
        510  U.S. Bancorp                                         11,909
        310  Wachovia Corp.                                       11,836
        480  Wells Fargo & Co.                                    24,029
                                                               ---------
                                                               $ 279,856
                                                               ---------
             TOTAL BANKS                                       $ 279,856
                                                               ---------
             DIVERSIFIED FINANCIALS - 25.4%
             CONSUMER FINANCE - 0.7%
         55  Capital One Financial Corp.                       $   3,358
                                                               ---------
             DIVERSIFIED FINANCIAL SERVICES - 24.7%
         40  Acom Co., Ltd.*                                   $   2,734
        195  American Express Co.                                  7,082
        685  Citigroup, Inc.                                      26,544
        150  Deutsche Bank AG                                     10,359
         70  Euronext                                              1,311
        565  Fortis N.V.                                          12,020
         90  Freddie Mac                                           5,508
        130  ING Groep N.V.                                        3,332
        245  Merrill Lynch & Co., Inc.                             9,923
          1  Mizuho Holdings, Inc.*                                2,220
         55  Morgan Stanley, Dean Witter & Co.                     2,369
      1,000  New World Development Co., Ltd.                         795
        690  Nomura Holdings                                      10,143
         85  Societe Generale*                                     5,589
        200  Swire Pacific Ltd. (A.D.R.)                           1,024
        490  UBS AG*                                              24,592
        300  United Overseas Bank (A.D.R.)                         4,275
                                                               ---------
                                                               $ 129,820
                                                               ---------
             TOTAL DIVERSIFIED FINANCIALS                      $ 133,178
                                                               ---------
             INSURANCE - 20.5%
             INSURANCE - 0.6%
         80  Millea Holdings Inc. (A.D.R.)*                    $   3,260
                                                               ---------
             MULTI-LINE INSURANCE - 16.0%
        355  American International Group, Inc.                $  24,222
        100  Allianz AG                                           20,012
        360  AXA                                                   6,573
        165  Hartford Financial Services Group, Inc.               9,813
         65  Muenchener Rueckversicherungs
             Gesellschaft AG                                      15,309
        600  Riunione Adriatica di Sicurta S.p.A.                  8,033
                                                               ---------
                                                               $  83,962
                                                               ---------
             PROPERTY & CASUALTY INSURANCE - 3.9%
        410  Allstate Corp.                                    $  15,161
        150  Renaissancere Holdings Ltd.                           5,490
                                                               ---------
                                                               $  20,652
                                                               ---------
             TOTAL INSURANCE                                   $ 107,873
                                                               ---------
             REAL ESTATE - 0.8%
             REAL ESTATE INVESTMENT TRUSTS - 0.8%
        135  Equity Office Properties Trust                    $   4,060
                                                               ---------
             TOTAL REAL ESTATE                                 $   4,060
                                                               ---------
             TOTAL COMMON STOCKS
             (Cost $526,446)                                   $ 524,967
                                                               =========

* Non-income producing security.

  The accompanying notes are an integral part of these financial statements.

PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

   SHARES                                                          VALUE
             COMMON STOCKS - 100.0%
             MATERIALS - 7.7%
             DIVERSIFIED CHEMICALS - 7.7%
        930  Aventis SA                                        $  65,783
                                                               ---------
             TOTAL MATERIALS                                   $  65,783
                                                               ---------
             CONSUMER DURABLES & APPAREL - 0.2%
        120  Olympus Optical                                   $   1,674
                                                               ---------
             TOTAL CONSUMER DURABLES & APPAREL                 $   1,674
                                                               ---------
             FOOD & DRUG RETAILING - 3.6%
             FOOD DISTRIBUTORS - 3.6%
        500  Cardinal Health, Inc.                             $  30,705
                                                               ---------
             TOTAL FOOD & DRUG RETAILING                       $  30,705
                                                               ---------
             HEALTH CARE EQUIPMENT & SERVICES - 37.6%
             HEALTH CARE DISTRIBUTORS & SERVICES - 20.8%
        580  Abbott Laboratories                               $  21,837
        750  Biovail Corp. International*                         21,720
        550  Bristol-Myers Squibb Co.                             14,135
        150  Fresenius Medical Care                                6,728
        630  Johnson & Johnson                                    32,924
      1,595  Wyeth Co.                                            81,664
                                                               ---------
                                                               $ 179,008
                                                               ---------
             HEALTH CARE EQUIPMENT - 9.4%
        445  Baxter International, Inc.                        $  19,780
        260  Boston Scientific Corp.*                              7,623
         40  Cochlear Ltd.                                           767
        130  Eisai Co.                                             3,302
         70  Gehe AG                                               2,967
        400  Mayne Group Ltd.                                        932
        775  Medtronic, Inc.*                                     33,209
        550  Smith & Nephew Plc                                    3,048
        100  Terumo Corp.                                          1,337
        200  Zimmer Holdings, Inc.*                                7,845
                                                               ---------
                                                               $  80,810
                                                               ---------
             HEALTH CARE FACILITIES - 3.4%
        320  HCA, Inc.                                         $  15,200
        300  Tenet Healthcare Corp.*                              14,310
                                                               ---------
                                                               $  29,510
                                                               ---------
             MANAGED HEALTH CARE - 4.0%
         80  UnitedHealth Group, Inc.                          $   7,324
        350  Wellpoint Health Networks Inc.*                      27,234
                                                               ---------
                                                               $  34,558
                                                               ---------
             TOTAL HEALTH CARE EQUIPMENT & SERVICES            $ 323,886
                                                               ---------
             PHARMACEUTICALS & BIOTECHNOLOGY - 50.9%
             BIOTECHNOLOGY - 15.2%
        855  Amgen, Inc.*                                      $  35,807
        110  Biogen, Inc.*                                         4,557
      1,090  Celltech Chiroscience Plc*                            8,725
        600  Cubist Pharmaceuticals Inc.*                          5,646
        120  Human Genome Sciences, Inc.*                          1,608
        200  ImClone Systems, Inc.*                                1,739
      1,045  Pharmacia Corp.                                      39,135
        910  SCIOS Inc.*                                          27,855
        150  Transkaryotic Therapies, Inc.*                        5,408
                                                               ---------
                                                               $ 130,480
                                                               ---------
             PHARMACEUTICALS - 35.7%
        220  Abgenix Inc.*                                     $   2,176
        120  Altana AG                                             6,240
      1,050  AstraZeneca Plc                                      43,225
         80  CSL Ltd.                                              1,449
        740  Elan Corp. Plc (A.D.R.)*                              4,048
        525  Eli Lilly & Co.                                      29,610
        300  Galen Holdings Plc                                    2,136
      1,545  GlaxoSmithKline Plc                                  33,409
        250  IVAX Corp.*                                           2,700
        200  Merck & Co., Inc.                                    10,128
        590  Novartis AG                                          25,892
      2,405  Pfizer, Inc.                                         84,175
        275  Roche Holdings AG                                    20,744
        500  Schering AG                                          31,316
        120  UCB SA                                                4,395
        200  Yamanouchi Pharmaceutical Co., Ltd.*                  5,192
                                                               ---------
                                                               $ 306,835
                                                               ---------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY             $ 437,315
                                                               ---------

             TOTAL COMMON STOCKS
             (Cost $983,228)                                   $ 859,363
                                                               =========

* Non-income producing security.

  The accompanying notes are an integral part of these financial statements.

PIONEER GLOBAL TELECOMS VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

   SHARES                                                          VALUE
             COMMON STOCKS - 100.0%
             COMMERCIAL SERVICES & SUPPLIES - 1.0%
             DATA PROCESSING SERVICES - 1.0%
        245  Amdocs Ltd.*                                      $   1,850
                                                               ---------
             TOTAL COMMERCIAL SERVICES & SUPPLIES              $   1,850
                                                               ---------
             TECHNOLOGY HARDWARE & EQUIPMENT - 4.1%
             TELECOMMUNICATIONS EQUIPMENT - 4.1%
        220  BCE, Inc.                                         $   3,824
         65  Century Telephone Enterprises, Inc.                   1,918
        125  Nokia OYJ                                             1,826
                                                               ---------
                                                               $   7,568
                                                               ---------
             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT             $   7,568
                                                               ---------
             TELECOMMUNICATION SERVICES - 94.9%
             INTEGRATED TELECOMMUNICATION SERVICES - 76.7%
        195  Alltel Corp.                                      $   9,165
        815  AT&T Corp.                                            8,721
        625  BellSouth Corp.                                      19,688
        990  British Telecom Plc*                                  3,804
        400  Cable & Wireless Plc                                  1,019
        650  Deutsche Telekom AG                                   6,120
        100  Hellenic Telecommunication
             Organization (A.D.R.)                                   781
      4,200  mm02 Plc*                                             2,690
        470  Nippon Telegraph & Telephone (A.D.R.)                 9,677
      8,350  Olivetti S.p.A.*                                      8,890
        245  Porugal Telecom, SA                                   1,727
        590  SBC Communications, Inc.                             17,995
        100  Singapore Telecommunications Ltd.*                      768
        170  TDC A/S                                               4,694
        170  Telecom Corp of New Zealand                             408
      2,050  Telecom Italia Mobile S.p.A.                          8,347
      1,400  Telecom Italia S.p.A.                                 7,301
      1,580  Telecom Italia S.p.A.                                12,430
        375  Telekom Austria AG*                                   3,002
      1,365  Telstra Corp.                                         3,581
        225  Verizon Communications, Inc.                          9,034
        300  WorldCom, Inc.-WorldCom Group*                           45
                                                               ---------
                                                               $ 139,887
                                                               ---------
             WIRELESS TELECOMMUNICATION SERVICES - 18.2%
      1,055  AT&T Wireless Services, Inc.*                     $   6,172
        162  NTT DoCoMo, Inc.                                      3,992
        315  Stet Hellas Telecomm SA (A.D.R.)                      1,764
        300  Telenor ASA                                           1,061
     14,650  Vodafone Group Plc                                   20,099
                                                               ---------
                                                               $  33,088
                                                               ---------
             TOTAL TELECOMMUNICATION SERVICES                  $ 172,975
                                                               ---------
             TOTAL COMMON STOCKS
             (Cost $222,367)                                   $ 182,393
                                                               =========


* Non-income producing security.

  The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

   SHARES                                                          VALUE
             PREFERRED STOCK - 1.7%
             AUTOMOBILES & COMPONENTS - 1.7%
             AUTOMOBILE MANUFACTURERS - 1.7%
        455  Porsche AG*                                  $      216,453
                                                          --------------
             TOTAL AUTOMOBILES & COMPONENTS               $      216,453
                                                          --------------
             TOTAL PRERERRED STOCK
             (Cost $152,298)                              $      216,453
                                                          --------------


             COMMON STOCKS - 98.3%
             ENERGY - 12.0%
             INTEGRATED OIL & GAS - 9.9%
     31,310  BG Group Plc                                 $      135,696
     42,171  BP Amoco Plc                                        353,640
     28,670  ENI S.p.A.                                          454,208
     39,228  Shell Transport & Trading Co.                       297,320
                                                          --------------
                                                          $    1,240,864
                                                          --------------
             OIL & GAS REFINING MARKETING &
             TRANSPORTATION - 2.1%
      1,675  Total Fina Elf SA                            $      271,474
                                                          --------------
             TOTAL ENERGY                                 $    1,512,338
                                                          --------------
             MATERIALS - 9.5%
             CONSTRUCTION MATERIALS - 2.2%
      5,682  CRH Plc                                      $       93,827
      1,814  Lafarge BR                                          180,622
                                                          --------------
                                                          $      274,449
                                                          --------------
             DIVERSIFIED CHEMICALS - 4.0%
      1,994  Akzo Nobel                                   $       86,671
      6,001  Aventis SA                                          420,397
                                                          --------------
                                                          $      507,068
                                                          --------------
             DIVERSIFIED METALS & MINING - 1.7%
     11,998  Rio Tinto Plc                                $      218,972
                                                          --------------
             SPECIALTY CHEMICALS - 1.6%
        750  L'Air Liquide SA                             $      115,255
        200  Givaudan*                                            80,461
                                                          --------------
                                                          $      195,716
                                                          --------------
             TOTAL MATERIALS                              $    1,196,205
                                                          --------------
             CAPITAL GOODS - 4.9%
             AEROSPACE & DEFENSE - 0.6%
      5,425  Smiths Industries*                           $       70,349
                                                          --------------
             CONSTUCTION & ENGINEERING - 3.4%
     16,770  Autostrade S.p.A.                            $      138,875
      6,508  Compagnie de Saint-Gobain                           291,603
                                                          --------------
                                                          $      430,478
                                                          --------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
      4,847  Thomson Multimedia*                          $      114,443
                                                          --------------
             TOTAL CAPITAL GOODS                          $      615,270
                                                          --------------
             COMMERCIAL SERVICES & SUPPLIES - 0.6%
             DIVERSIFIED COMMERCIAL SERVICES - 0.6%
     29,917  Hays Plc                                     $       70,474
                                                          --------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES         $       70,474
                                                          --------------
             AUTOMOBILES & COMPONENTS - 2.1%
             AUTOMOBILE MANUFACTURERS - 2.1%
      3,107  Bayerische Motoren                           $      127,208
      2,690  Peugeot Citroen                                     139,359
                                                          --------------
                                                          $      266,567
                                                          --------------
             TOTAL AUTOMOBILES & COMPONENTS               $      266,567
                                                          --------------
             HOTELS, RESTAURANTS & LEISURE - 0.5%
             HOTELS, RESORTS & CRUISE LINES - 0.5%
     12,153  J.D. Wetherspoon Plc                         $       57,442
                                                          --------------
             TOTAL HOTELS, RESTAURANTS & LEISURE          $       57,442
                                                          --------------
             MEDIA - 3.1%
             ADVERTISING - 0.4%
      1,973  Publicis SA                                  $       54,365
                                                          --------------
             MOVIES & ENTERTAINMENT - 0.4%
      5,258  Pearson Plc                                  $       52,310
                                                          --------------
             PUBLISHING - 2.3%
     14,116  Elsevier NV                                  $      192,044
      1,652  Vivendi Universal                                    35,634
      2,210  VNU NV                                               61,309
                                                          --------------
                                                          $      288,987
                                                          --------------
             TOTAL MEDIA                                  $      395,662
                                                          --------------
             RETAILING - 0.8%
             HOME IMPROVEMENT RETAIL - 0.8%
      9,533  Wolsely                                      $       96,512
                                                          --------------
             TOTAL RETAILING                              $       96,512
                                                          --------------
             FOOD & DRUG RETAILING - 7.1%
             FOOD RETAIL - 7.1%
        845  Groupe Danone                                $      115,960
      2,284  Koninklijke Ahold NV                                 47,961
      2,152  Nestle SA (Registered Shares)                       500,700
     40,619  Tesco Plc                                           148,017
      1,194  Unilever NV                                          78,042
                                                          --------------
                                                          $      890,680
                                                          --------------
             TOTAL FOOD & DRUG RETAILING                  $      890,680
                                                          --------------
             FOOD, BEVERAGE & TOBACCO - 2.4%
             TOBACCO - 2.4%
     28,056  British American Tobacco                     $      299,011
                                                          --------------
             TOTAL FOOD, BEVERAGE & TOBACCO               $      299,011
                                                          --------------
             HOUSEHOLD & PERSONAL PRODUCTS - 0.9%
             PERSONAL PRODUCTS - 0.9%
      1,384  L'Oreal SA                                   $      107,789
                                                          --------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS          $      107,789
                                                          --------------
             HEALTH CARE EQUIPMENT & SERVICES - 1.4%
             HEALTH CARE DISTRIBUTORS & SERVICES - 0.5%
      1,222  Fresenius Medical                            $       54,814
                                                          --------------

  The accompanying notes are an integral part of these financial statements.

   SHARES                                                          VALUE
             HEALTH CARE EQUIPMENT - 0.9%
      2,758  Gehe AG                                      $      116,916
                                                          --------------
             TOTAL HEALTH CARE EQUIPMENT & SERVICES       $      171,730
                                                          --------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 6.8%
             PHARMACEUTICALS - 6.8%
      2,165  Altana AG                                    $      112,588
      4,362  AstraZeneca Plc                                     179,570
     11,428  GlaxoSmithKline Plc                                 247,122
      3,942  Novartis                                            172,994
      2,224  Schering AG                                         139,291
                                                          --------------
                                                          $      851,565
                                                          --------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY        $      851,565
                                                          --------------
             BANKS - 12.3%
      7,662  Allied Irish Banks                           $      100,085
     27,205  Barclays Plc                                        228,967
     14,910  Banco Bilbao Vizcaya Argentaria, SA                 168,304
      8,916  BNP Paribas SA*                                     492,231
      6,052  Danske Bank                                         111,260
     17,499  HSBC Holding Plc                                    201,039
      6,266  Royal Bank of Scotland Group                        177,700
      6,445  Standard Chartered Plc                               68,740
                                                          --------------
                                                          $    1,548,326
                                                          --------------
             TOTAL BANKS                                  $    1,548,326
                                                          --------------
             DIVERSIFIED FINANCIALS - 9.5%
             DIVERSIFIED FINANCIAL SERVICES - 9.5%
      3,432  Deutsche Boerse AG                           $      145,488
      3,467  Deutsche Bank AG                                    239,427
      2,410  Societe Generale*                                   158,472
      5,425  ING Groep NV                                        139,054
      1,643  Swiss Re                                            160,290
         46  Societe Generale                                      3,025
      6,820  UBS AG*                                             342,280
                                                          --------------
                                                          $    1,188,036
                                                          --------------
             TOTAL DIVERSIFIED FINANCIALS                 $    1,188,036
                                                          --------------
             INSURANCE - 5.4%
             LIFE & HEALTH INSURANCE - 2.2%
      1,058  Allianz AG                                   $      211,725
      2,739  Assicurazioni Generali                               64,266
                                                          --------------
                                                          $      275,991
                                                          --------------
             MULTI-LINE INSURANCE - 3.2%
      5,315  AXA                                          $       97,041
      1,320  Muenchener Rueckversicherungs
             Gesellschaft AG                                     310,899
                                                          --------------
                                                          $      407,940
                                                          --------------
             TOTAL INSURANCE                              $      683,931
                                                          --------------
             SOFTWARE & SERVICES - 1.9%
             APPLICATION SOFTWARE - 1.9%
      1,267  Cap Gemini SA*                               $       50,275
     13,776  Indra Sistemas SA                                   116,797
        668  SAP AG                                               65,855
                                                          --------------
                                                          $      232,927
                                                          --------------
             TOTAL SOFTWARE & SERVICES                    $      232,927
                                                          --------------
             TECHNOLOGY HARDWARE & EQUIPMENT - 5.9%
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
      2,611  Siemens                                      $      154,469
                                                          --------------
             SEMICONDUCTORS - 1.5%
      3,336  Infineon*                                    $       52,785
      4,669  Philips Electronics NV                              130,125
                                                          --------------
                                                          $      182,910
                                                          --------------
             TELECOMMUNICATIONS EQUIPMENT - 3.2%
     27,412  Nokia Oyj                                    $      400,497
                                                          --------------
             TOTAL TECHNOLOGY HARDWARE &
             EQUIPMENT                                    $      737,876
                                                          --------------
             TELECOMMUNICATION SERVICES - 7.8%
             INTEGRATED TELECOMMUNICATION SERVICES - 5.0%
     12,595  British Sky Broadcasting Plc*                $      120,599
      5,942  Deutsche Telekom AG                                  55,943
      9,696  Telefonica SA*                                       81,250
     28,180  Telecom Italia Mobile S.p.A.                        114,737
     32,858  Telecom Italia S.p.A.                               258,497
                                                          --------------
                                                          $      631,026
                                                          --------------
             WIRELESS TELECOMMUNICATION SERVICES - 2.8%
    257,226  Vodafone Group Plc                           $      352,974
                                                          --------------
             TOTAL TELECOMMUNICATION SERVICES             $      984,000
                                                          --------------
             UTILITIES - 3.4%
             ELECTRIC UTILITIES - 2.5%
      5,385  E.On AG                                      $      314,600
                                                          --------------
             WATER UTILITIES - .9%
      3,878  Vivendi Environment                          $      119,476
                                                          --------------
             TOTAL UTILITIES                              $      434,076
                                                          --------------
             TOTAL COMMON STOCKS
             (Cost $13,028,610)                           $   12,340,417
                                                          --------------
             TOTAL INVESTMENT IN SECURITIES - 100.0%
             (Cost $13,180,908) (a)                       $   12,556,870
                                                          ==============

*     Non-income producing security.

(a) Distributions of investments by country of issue, as a percentage of total equity holdings, is as follows:

      United Kingdom                          23.5%
      France                                  18.8
      Germany                                 11.0
      Netherlands                              9.0
      Switzerland                              7.7
      Italy                                    7.1
      Spain                                    6.5
      Finland                                  5.6
      Sweden                                   4.4
      United States                            3.1
      Norway                                   2.0
      Portugal                                 0.9
      Poland                                   0.4
                                              ----
                                               100%
                                              ====

  The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
PIONEER VARIABLE CONTRACTS TRUST
SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

SHARES                                                    VALUE
             PREFERRED STOCKS - 4.4%
             MATERIALS - 1.4%
             SPECIALTY CHEMICALS - 1.4%
      6,000  Henkel KGAA                            $     411,691
                                                    -------------
             TOTAL MATERIALS                        $     411,691
                                                    -------------
             AUTOMOBILES & COMPONENTS - 1.5%
             AUTOMOBILE MANUFACTURERS - 1.5%
        900  Porsche AG*                            $     428,150
                                                    -------------
             TOTAL AUTOMOBILES & COMPONENTS         $     428,150
                                                    -------------
             MEDIA - 1.5%
             PUBLISHING - 1.5%
     97,000  News Corp., Ltd.                       $     446,678
                                                    -------------
             TOTAL MEDIA                            $     446,678
                                                    -------------
             TOTAL PREFERRED STOCKS

             (Cost $1,381,143)                      $   1,286,519
                                                    -------------
             COMMON STOCKS - 95.6%
             ENERGY - 7.0%
             INTEGRATED OIL & GAS - 4.8%
    160,000  CNOOC Ltd.                             $     214,366
     55,000  ENI S.p.A.                                   871,344
     40,000  Shell Transport & Trading Co.                303,172
                                                    -------------
                                                    $   1,388,882
                                                    -------------
             OIL & GAS REFINING MARKETING &
             TRANSPORTATION - 2.2%
      4,000  Total Fina Elf SA                      $     648,295
                                                    -------------
             TOTAL ENERGY                           $   2,037,177
                                                    -------------
             MATERIALS - 13.7%
             ALUMINUM - 1.3%
      8,500  Pechiney SA                            $     387,562
                                                    -------------
             CONSTRUCTION MATERIALS - 2.1%
      2,700  Holderbank Financiere Glaris Ltd.
             (Bearer Shares)                        $     618,245
                                                    -------------
             DIVERSIFIED CHEMICALS - 5.0%
      5,000  Akzo Nobel                             $     217,331
      8,000  Aventis SA                                   565,878
     32,000  Sumitomo Chemical Co., Ltd.*                 145,521
    100,000  WMC Ltd.                                     511,722
                                                    -------------
                                                    $   1,440,452
                                                    -------------
             DIVERSIFIED METALS & MINING - 2.0%
     32,000  Rio Tinto Plc                          $     584,022
                                                    -------------
             PAPER PRODUCTS - 1.9%
     14,000  UPM-Kymmene Corp.                      $     550,144
                                                    -------------
             SPECIALTY CHEMICALS - 0.6%
      3,800  Shin-Etsu Chemical Co., Ltd.*          $     163,294
                                                    -------------
             STEEL - 0.8%
     41,302  Broken Hill Proprietary Co., Ltd.      $     239,485
                                                    -------------
             TOTAL MATERIALS                        $   3,983,204
                                                    -------------
             CAPITAL GOODS - 2.8%
             AEROSPACE & DEFENSE - 1.1%
     60,000  BAE Systems                            $     307,151
                                                    -------------
             ELECTRICAL COMPONENTS & EQUIP. - 0.4%
    468,000  Nanjing Panda Electronics Co., Ltd.
             (Class H)*                             $     121,504
                                                    -------------
             INDUSTRIAL CONGLOMERATES - 1.3%
    100,000  Esprit Holdings Ltd.                   $     191,673
    185,000  Pirelli S.p.A.                               196,973
                                                    -------------
                                                    $     388,646
                                                    -------------
             TOTAL CAPITAL GOODS                    $     817,301
                                                    -------------
             COMMERCIAL SERVICES & SUPPLIES - 2.6%
             DIVERSIFIED COMMERCIAL SERVICES - 0.7%
     50,000  Rentokil Initial Plc                   $     203,754
                                                    -------------
             OFFICE SERVICES & SUPPLIES - 1.9%
     15,000  Canon, Inc.                            $     566,982
                                                    -------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES   $     770,736
                                                    -------------
             TRANSPORTATION - 2.7%
             MARINE - 2.1%
     60,000  Seino Transportation Co., Ltd.*        $     370,479
     13,000  Koninklijke Vopak NV*                        245,299
                                                    -------------
                                                    $     615,778
                                                    -------------
             RAILROADS - 0.6%
     22,000  Bombardier Inc. (Class B)              $     182,573
                                                    -------------
             TOTAL TRANSPORTATION                   $     798,351
                                                    -------------
             AUTOMOBILES & COMPONENTS - 3.9%
             AUTO PARTS & EQUIPMENT - 1.6%
     19,000  Autoliv Inc. - Swedish Depository
             Receipt                                $     462,056
                                                    -------------
             AUTOMOBILE MANUFACTURERS - 2.3%
      4,000  Toyota Motor Co.*                      $     106,137
      8,000  Honda Motor Co., Ltd.*                       324,419
      5,000  Renault SA                                   233,400
                                                    -------------
                                                    $     663,956
                                                    -------------
             TOTAL AUTOMOBILES & COMPONENTS         $   1,126,012
                                                    -------------
             CONSUMER DURABLES & APPAREL - 1.4%
             HOUSEWARES & SPECIALTIES - 1.4%
      7,500  Sony Corp.                             $     396,137
                                                    -------------
             TOTAL CONSUMER DURABLES & APPAREL      $     396,137
                                                    -------------
             MEDIA - 2.3%
             PUBLISHING - 2.3%
      4,500  Vivendi Universal                      $      97,067
     60,000  Reed Elsevier Plc*                           571,763
                                                    -------------
                                                    $     668,830
                                                    -------------
             TOTAL MEDIA                            $     668,830
                                                    -------------


  The accompanying notes are an integral part of these financial statements.


SHARES                                                         VALUE
             RETAILING - 3.4%
             COMPUTER & ELECTRONICS RETAIL - 0.6%
     17,000  Nikon Corp.*                               $     188,235
                                                        -------------
             HOME IMPROVEMENT RETAIL - 1.5%
     67,000  Makita Corp.                               $     432,709
                                                        -------------
             SPECIALTY STORES - 1.3%
     30,000  Koninklijke Vendex KBB NV                  $     372,651
                                                        -------------
             TOTAL RETAILING                            $     993,595
                                                        -------------
             FOOD & DRUG RETAILING - 2.9%
             FOOD RETAIL - 2.9%
      1,500  Groupe Danone                              $     205,845
      2,700  Nestle SA (Registered Shares)                    628,202
                                                        -------------
                                                        $     834,047
                                                        -------------
             TOTAL FOOD & DRUG RETAILING                $     834,047
                                                        -------------
             FOOD, BEVERAGE & TOBACCO - 6.5%
             DISTILLERS & VINTNERS - 1.6%
     27,000  Diageo Plc                                 $     349,919
     40,000  Foster's Group Ltd.                              106,285
                                                        -------------
                                                        $     456,204
                                                        -------------
             SOFT DRINKS - 2.3%
     90,000  Cadbury Schweppes Plc                      $     674,109
                                                        -------------
             TOBACCO - 2.6%
     72,000  British American Tobacco                   $     767,352
                                                        -------------
             TOTAL FOOD, BEVERAGE & TOBACCO             $   1,897,665
                                                        -------------
             HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
             HOUSEHOLD PRODUCTS - 2.0%
     25,000  Kao Corp.                                  $     575,744
                                                        -------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS        $     575,744
                                                        -------------
             HEALTH CARE EQUIPMENT & SERVICES - 0.9%
             HEALTH CARE DISTRIBUTORS & SERVICES - 0.9%
      6,000  Fresenius Medical                          $     269,137
                                                        -------------
             TOTAL HEALTH CARE EQUIPMENT &
             SERVICES                                   $     269,137
                                                        -------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 8.0%
             BIOTECHNOLOGY - 0.9%
        400  Serono SA*                                 $     263,108
                                                        -------------
             PHARMACEUTICALS - 7.1%
     22,000  Tanabe Seiyaku Co., Ltd.*                  $     192,749
     22,000  Chugai*                                          263,240
     26,000  GlaxoSmithKline Plc                              562,230
      7,000  Schering AG                                      438,417
     10,000  Syngenta AG                                      599,772
                                                        -------------
                                                        $   2,056,408
                                                        -------------
             TOTAL PHARMACEUTICALS &
             BIOTECHNOLOGY                              $   2,319,516
                                                        -------------

             BANKS - 10.1%
     50,000  Barclays Plc                               $     420,818
     35,000  Bank of Ireland                                  436,485
      8,000  BNP Paribas SA*                                  441,661
     10,000  Banco Popular Espanol SA                         441,365
     52,000  Banco Santander                                  416,778
     41,775  Development Bank of Singapore Ltd.               293,282
      9,000  Toronto-Dominion Bank                            212,922
         40  Mitsubishi Tokyo Financial Group, Inc.*          269,682
                                                        -------------
                                                        $   2,932,993
                                                        -------------
             TOTAL BANKS                                $   2,932,993
                                                        -------------
             DIVERSIFIED FINANCIALS - 3.1%
             DIVERSIFIED FINANCIAL SERVICES - 3.1%
     20,000  Cheung Kong Holdings Ltd.                  $     166,672
     62,000  Collins Stewart Holdings Plc                     349,767
         80  Nichiei Co., Ltd.*                                   495
     16,000  Nomura Securites Co., Ltd.*                      234,970
     60,000  Wharf Holdings Ltd.                              141,543
                                                        -------------
                                                        $     893,447
                                                        -------------
             TOTAL DIVERSIFIED FINANCIALS               $     893,447
                                                        -------------
             INSURANCE - 6.8%
             LIFE & HEALTH INSURANCE - 0.6%
      7,000  Assicurazioni                              $     164,243
                                                        -------------
             MULTI-LINE INSURANCE - 6.2%
      8,000  Assurances Generales De France             $     366,894
      1,500  Allianz AG                                       300,177
     12,000  AXA                                              219,095
      1,700  Muenchener Rueckversicherungs
             Gesellschaft AG                                  400,400
     40,000  Riunione Adriatica di Sicurta S.p.A.             535,514
                                                        -------------
                                                        $   1,822,080
                                                        -------------
             TOTAL INSURANCE                            $   1,986,323
                                                        -------------
             REAL ESTATE - 0.4%
             REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
     30,000  Henderson Land Development                 $     124,619
                                                        -------------
             TOTAL REAL ESTATE                          $     124,619
                                                        -------------
             SOFTWARE & SERVICES - 0.5%
             APPLICATION SOFTWARE - 0.5%
      5,700  Softbank Corp.*                            $      79,142
      4,000  Check Point Software Technologies Ltd.*           54,240
                                                        -------------
                                                        $     133,382
                                                        -------------
             TOTAL SOFTWARE & SERVICES                  $     133,382
                                                        -------------
             TECHNOLOGY HARDWARE & EQUIPMENT - 4.8%
             COMPUTER HARDWARE - 1.0%
     20,820  Compal Electronics*                        $      20,004
      1,000  Samsung Electronics Co.                          273,483
                                                        -------------
                                                        $     293,487
                                                        -------------

   The accompanying notes are an integral part of these financial statements.


SHARES                                                       VALUE
             ELECTRONIC EQUIPMENT &
             INSTRUMENTS - 0.5%
     73,490  Elec & Eltek International Co., Ltd.     $     149,920
                                                      -------------
             SEMICONDUCTORS - 2.5%
     90,872  Taiwan Semiconductor Manufacturing Co.*  $     184,954
     20,000  Philips Electronics NV                         557,400
                                                      -------------
                                                      $     742,354
                                                      -------------
             TELECOMMUNICATIONS EQUIPMENT - 0.8%
     15,000  Nokia OYJ                                $     219,154
                                                      -------------
             TOTAL TECHNOLOGY HARDWARE &
             EQUIPMENT                                $   1,404,915
                                                      -------------
             TELECOMMUNICATION SERVICES - 7.9%
             INTEGRATED TELECOMMUNICATION
             SERVICES - 4.3%
         70  Nippon Telegraph & Telephone Corp.*      $     287,955
         80  Japan Telecom Co., Ltd.                        228,962
    100,000  British Telecom Plc*                           384,225
     60,000  Cable & Wireless Plc                           152,775
      4,000  KT Corp.*                                       86,600
    170,000  mm02 plc*                                      108,864
                                                      -------------
                                                      $   1,249,381
                                                      -------------
             WIRELESS TELECOMMUNICATION
             SERVICES - 3.6%
         75  NTT Mobile Communications, Inc.          $     184,613
      7,900  China Mobile (Hong Kong) Ltd. (A.D.R.)*        115,498
     10,000  SK Telecom Co., Ltd.                           247,900
    367,300  Vodafone Group Plc                             504,021
                                                      -------------
                                                      $   1,052,032
                                                      -------------
             TOTAL TELECOMMUNICATION SERVICES         $   2,301,413
                                                      -------------
             UTILITIES - 1.9%
             ELECTRIC UTILITIES - 1.9%
    131,001  British Energy Plc                       $     264,150
     20,000  Endesa SA                                      290,037
                                                      -------------
                                                      $     554,187
                                                      -------------
             TOTAL UTILITIES                          $     554,187
                                                      -------------
             TOTAL COMMON STOCKS
             (Cost $30,753,663)                       $  27,818,731
                                                      -------------


             RIGHTS/WARRANTS - 0.0%
             MATERIALS - 0.0%
             SPECIALTY CHEMICALS - 0.0%
     13,000  Koninklijke Vopak NV, 6/18/03*           $         128
                                                      -------------
             TOTAL MATERIALS                          $         128
                                                      -------------
             REAL ESTATE - 0.0%
             REAL ESTATE INVESTMENT TRUSTS - 0.0%
        800  Cheung Kong Holdings Ltd., 6/19/03*      $          --
                                                      -------------
             TOTAL REAL ESTATE                        $          --
                                                      -------------
             TOTAL RIGHTS/WARRANTS
             (Cost $248)                              $         128
                                                      -------------
             TOTAL INVESTMENT IN SECURITIES - 100.0%
             (Cost $30,753,911) (a)                   $  29,105,378
                                                      =============

*     Non-income producing security.
(a) Distributions of investments by country of issue, as a percentage of total equity holdings, is as follows:

      United Kingdom            22.4%
      Japan                     17.2%
      France                    10.9%
      Germany                    7.7%
      Switzerland                7.3%
      Italy                      6.1%
      Netherlands                4.8%
      Australia                  4.4%
      Spain                      3.8%
      Finland                    2.6%
      Hong Kong                  2.2%
      South Korea                2.1%
      Sweden                     1.6%
      China                      1.6%
      Singapore                  1.5%
      Ireland                    1.5%
      Canada                     1.4%
      Taiwan                     0.7%
      Israel                     0.2%
                                -----
                                 100%
                                =====

   The accompanying notes are an integral part of these financial statements.

   PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
   PIONEER VARIABLE CONTRACTS TRUST
   SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)


SHARES                                                        VALUE
             COMMON STOCKS - 100.0%
             CAPITAL GOODS - 6.1%
             ELECTRICAL COMPONENTS & EQUIPMENT - 4.0%
      8,200  Power-One, Inc.*                              $      51,004
     12,564  Sanmina-SCI Corp.*                                   79,279
                                                           -------------
                                                           $     130,283
                                                           -------------
             INDUSTRIAL CONGLOMERATES - 2.1%
      3,200  Jabil Circuit Inc.*                           $      67,552
                                                           -------------
             TOTAL CAPITAL GOODS                           $     197,835
                                                           -------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 8.5%
             BIOTECHNOLOGY - 8.1%
      1,000  Cubist Pharmaceuticals Inc.*                  $       9,410
      1,800  Invitrogen Corp.*                                    57,618
        600  Myriad Genetics, Inc.*                               12,204
        700  NPS Pharmaceuticals, Inc.*                           10,724
      1,800  OSI Pharmaceuticals, Inc.*                           43,236
      3,600  Scios Inc.*                                         110,196
        500  Transkaryotic Therapies, Inc.*                       18,025
                                                           -------------
                                                           $     261,413
                                                           -------------
             PHARMACEUTICALS - 0.4%
      1,200  Sepracor, Inc.*                               $      11,460
                                                           -------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY         $     272,873
                                                           -------------
             SOFTWARE & SERVICES - 14.1%
             APPLICATION SOFTWARE - 14.1%
      6,300  Cadence Design System Inc.*                   $     101,556
      1,800  Microsoft Corp.*                                     97,416
      2,500  Siebel Systems, Inc.*                                35,550
      2,500  Synopsys, Inc.*                                     137,025
      4,100  Veritas Software Corp.*                              81,139
      1,000  Wind River Systems*                                   5,010
                                                           -------------
                                                           $     457,696
                                                           -------------
             TOTAL SOFTWARE & SERVICES                     $     457,696
                                                           -------------
             TECHNOLOGY HARDWARE & DEVELOPMENT - 71.3%
             COMPUTER STORAGE & PERIPHERALS - 1.7%
      7,400  EMC Corp.*                                    $      55,870
                                                           -------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 11.0%
      3,600  Celestica Inc.*                               $      81,756
     10,500  Flextronics International, Ltd.*                     74,865
      2,700  Gemstar-TV Guide International Inc.*                 14,553
      2,900  Newport Corp.                                        45,414
      6,200  Skyworks Solutions, Inc.*                            34,410
      4,600  Veeco Instruments, Inc.*                            106,306
                                                           -------------
                                                           $     357,304
                                                           -------------

             NETWORKING EQUIPMENT - 5.8%
      4,100  BEA Systems, Inc.*                            $      38,581
      5,900  Brocade Communications Systems Inc.*                103,132
      8,400  Openwave Systems*                                    47,124
                                                           -------------
                                                           $     188,837
                                                           -------------
             SEMICONDUCTOR EQUIPMENT - 28.5%
      1,700  Advanced Energy Industries Inc.*              $      37,706
      5,000  Applied Materials, Inc.*                             95,100
      2,100  ATMI, Inc.*                                          46,977
      4,084  Brooks Automation, Inc.*                            104,387
      2,900  Cymer, Inc.*                                        101,616
      4,700  DuPont Photomasks, Inc.*                            152,656
      7,400  Emcore Corp.*                                        44,400
      1,700  KLA-Tencor Corp.*                                    74,783
      2,600  Novellus Systems, Inc.*                              88,400
      5,600  Photronics, Inc.*                                   106,064
      5,500  Taiwan Semiconductor
             Manufacturing Co. (A.D.R.)*                          71,500
                                                           -------------
                                                           $     923,589
                                                           -------------
             SEMICONDUCTORS - 19.0%
      2,000  Analog Devices, Inc.*                         $      59,400
      3,200  Altera Corp.*                                        43,520
      4,100  Intel Corp.                                          74,907
      3,600  Intersil Holding Corp.*                              76,968
      5,500  Micron Technology, Inc.*                            111,210
      3,200  Semtech Corp.*                                       85,440
      7,600  Triquint Semiconductor Inc.*                         48,716
      3,300  Texas Instruments, Inc.                              78,210
      1,200  Xilinx, Inc.*                                        26,916
        400  Zoran Corp.*                                          9,164
                                                           -------------
                                                           $     614,451
                                                           -------------
             TELECOMMUNICATIONS EQUIPMENT - 5.3%
      3,000  Cisco Systems, Inc.*                          $      41,850
      2,400  Nokia Corp. (A.D.R.)                                 34,752
      2,100  Qualcomm, Inc.*                                      57,729
     11,637  Riverstone Networks*                                 36,424
                                                           -------------
                                                           $     170,755
                                                           -------------
             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT         $   2,310,806
                                                           -------------
             TOTAL COMMON STOCKS
             (Cost $6,581,621)                             $   3,239,210
                                                           =============

* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO
PIONEER VARIABLE CONTRACTS TRUST
SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

SHARES                                                            VALUE
             COMMON STOCKS - 100.0%
             MISCELLANEOUS - 0.3%
      4,000  Remec Inc.*                                   $      22,440
                                                           -------------
             TOTAL MISCELLANEOUS                           $      22,440
                                                           -------------
             ENERGY - 7.4%
             OIL & GAS DRILLING - 1.6%
      4,941  Key Energy Services Inc.*                     $      51,881
      2,120  Lufkin Industries                                    61,204
                                                           -------------
                                                           $     113,085
                                                           -------------
             OIL & GAS EXPLORATION & PRODUCTION - 5.1%
      7,170  Natco Group Inc.*                             $      62,379
        766  Penn Virginia Corp.                                  29,859
      3,042  St. Mary Land & Exploration Co.                      72,792
      6,900  Swift Energy Co.*                                   108,951
        936  Tom Brown, Inc.*                                     26,536
      3,084  Unit Corp.*                                          53,507
                                                           -------------
                                                           $     354,024
                                                           -------------
             OIL & GAS REFINING
             MARKETING & TRANSPORTATION - 0.7%
      2,462  Pennzoil Co.                                  $      53,007
                                                           -------------
             TOTAL ENERGY                                  $     520,116
                                                           -------------
             MATERIALS - 6.1%
             CONSTRUCTION MATERIALS - 0.6%
      1,700  Granite Construction Inc.                     $      43,010
                                                           -------------
             DIVERSIFIED METALS & MINING - 0.8%
      4,089  Massey Energy Co.                             $      51,930
                                                           -------------
             MATERIALS - 0.4%
      1,100  Federal Signal Corp.*                         $      26,400
                                                           -------------
             PAPER PRODUCTS - 1.8%
      5,058  Domtar Inc.                                   $      59,583
      8,465  Mercer International Inc.*                           67,720
                                                           -------------
                                                           $     127,303
                                                           -------------
             SPECIALTY CHEMICALS - 0.5%
      1,300  Great Lakes Chemical                          $      34,437
                                                           -------------
             STEEL - 2.0%
      6,713  Graftech International Ltd.*                  $      82,570
      3,780  Maverick Tube Corp.*                                 56,700
                                                           -------------
                                                           $     139,270
                                                           -------------
             TOTAL MATERIALS                               $     422,350
                                                           -------------
             CAPITAL GOODS - 8.1%
             BUILDING PRODUCTS - 2.5%
      3,000  LSI Industries Inc.*                          $      55,110
      2,651  Nortek, Inc.*                                       119,560
                                                           -------------
                                                           $     174,670
                                                           -------------
             ELECTRICAL COMPONENTS & EQUIP. - 0.2%
      2,899  Power-One, Inc.*                              $      18,032
                                                           -------------
             INDUSTRIAL CONGLOMERATES - 3.7%
      4,810  Brush Engineered Materials Inc.               $      59,644
      6,400  Cornell Companies Inc.*                              75,840
      5,901  N N Ball & Roller, Inc.                              75,533
      7,600  North American Palladium Ltd.*                       44,049
                                                           -------------
                                                           $     255,066
                                                           -------------
             INDUSTRIAL MACHINERY - 1.7%
      1,244  Nacco Industries, Inc.                        $      72,276
      3,200  Wabtec Corp.                                         45,600
                                                           -------------
                                                           $     117,876
                                                           -------------
             TOTAL CAPITAL GOODS                           $     565,644
                                                           -------------
             COMMERCIAL SERVICES & SUPPLIES - 8.1%
             COMMERCIAL PRINTING - 0.8%
      1,968  John H. Harland Co.                           $      55,498
                                                           -------------
             DIVERSIFIED COMMERCIAL SERVICES - 5.6%
      2,248  Chemed Corp.                                  $      84,727
      2,411  FTI Consulting, Inc.*                                84,409
      3,377  Pegusus Systems, Inc.*                               59,098
      2,657  Right Management Consultants, Inc.*                  69,876
      6,800  Rent-Way, Inc.*                                      88,060
                                                           -------------
                                                           $     386,170
                                                           -------------
             EMPLOYMENT SERVICES - 1.7%
      1,500  Bally Total Fitness Holding Corp.*            $      28,065
      5,861  Hall, Kinion & Associates, Inc.*                     44,016
      1,000  Heidrick & Struggles International*                  19,970
      3,000  Korn/Ferry International*                            27,300
                                                           -------------
                                                           $     119,351
                                                           -------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES          $     561,019
                                                           -------------
             TRANSPORTATION - 2.4%
             MARINE - 1.3%
      6,047  Stelmar Shipping Ltd.*                        $      89,737
                                                           -------------
             RAILROADS - 1.1%
      3,397  Genesee & Wyoming Inc.*                       $      76,636
                                                           -------------
             TOTAL TRANSPORTATION                          $     166,373
                                                           -------------
             AUTOMOBILES & COMPONENTS - 2.1%
             AUTO PARTS & EQUIPMENT - 0.9%
      3,253  Applied Industrial Technologies, Inc.         $      63,434
                                                           -------------
             AUTOMOBILE MANUFACTURERS - 1.2%
      4,477  Joy Global Inc.*                              $      79,422
                                                           -------------
             TOTAL AUTOMOBILES & COMPONENTS                $     142,856
                                                           -------------
             CONSUMER DURABLES & APPAREL - 6.5%
             APPAREL, ACCESSORIES & LUXURY GOODS - 2.1%
      8,933  Charming Shoppes, Inc.*                       $      77,181
      4,865  Wilsons, The Leather Experts, Inc.*                  68,110
                                                           -------------
                                                           $     145,291
                                                           -------------

   The accompanying notes are an integral part of these financial statements.


SHARES                                                           VALUE
      FOOTWEAR - 2.2%
      5,892  Maxwell Shoe Co., Inc.*                       $      95,737
      1,700  Stage Stores, Inc.*                                  59,058
                                                           -------------
                                                           $     154,795
                                                           -------------
             HOME FURNISHINGS - 1.5%
      3,000  Oneida Ltd.                                   $      57,450
      3,200  Quaker Fabric Corp.*                                 49,597
                                                           -------------
                                                           $     107,047
                                                           -------------
             LEISURE PRODUCTS - 0.7%
      3,501  Equity Marketing Inc.*                        $      46,388
                                                           -------------
             TOTAL CONSUMER DURABLES & APPAREL             $     453,521
                                                           -------------
             HOTELS, RESTAURANTS & LEISURE - 2.1%
             RESTAURANTS - 2.1%

      2,679  O'Charley's Inc.*                             $      67,779
      2,791  Rare Hospitality International Inc.*                 75,134
                                                           -------------
                                                           $     142,913
                                                           -------------
             TOTAL HOTELS, RESTAURANTS & LEISURE           $     142,913
                                                           -------------
             MEDIA - 2.0%
             ADVERTISING - 1.2%
      2,839  R.H. Donnelley Corp.*                         $      79,407
                                                           -------------
             PUBLISHING - 0.8%
      3,175  Advanced Marketing Services, Inc.             $      58,103
                                                           -------------
             TOTAL MEDIA                                   $     137,510
                                                           -------------
             RETAILING - 11.2%
             APPAREL RETAIL - 1.4%
      3,300  Gadzooks Inc.*                                $      41,547
      3,773  Phillips-Van Heusen Corp.                            58,859
                                                           -------------
                                                           $     100,406
                                                           -------------
             CATALOG RETAIL - 0.9%
      2,479  Coldwater Creek Inc.*                         $      60,488
                                                           -------------
             COMPUTER & ELECTRONICS RETAIL - 0.9%
      5,835  Inter-TAN, Inc.*                              $      65,060
                                                           -------------
             DISTRIBUTORS - 1.2%
      4,900  Department 56, Inc.*                          $      79,772
                                                           -------------
             GENERAL MERCHANDISE STORES - 1.5%
      3,400  Blyth Industries, Inc.                        $     106,148
                                                           -------------
             SPECIALTY STORES - 5.3%
      4,087  Guitar Center Inc.*                           $      75,814
      4,802  Hancock Fabrics, Inc.                                89,221
      4,500  Handleman Co.*                                       65,250
      2,300  Lithia Motors, Inc.*                                 61,916
      2,868  School Specialty Inc.*                               76,174
                                                           -------------
                                                           $     368,375
                                                           -------------
             TOTAL RETAILING                               $     780,249
                                                           -------------

             FOOD & DRUG RETAILING - 2.0%
             FOOD RETAIL - 2.0%

      1,993  Fresh Del Monte Produce Inc.*                 $      49,825
      1,900  Hain Celestial Group, Inc.*                          35,150
      3,238  Horizon Organic Holding Corp.*                       57,054
                                                           -------------
                                                           $     142,029
                                                           -------------
             TOTAL FOOD & DRUG RETAILING                   $     142,029
                                                           -------------
             FOOD, BEVERAGE & TOBACCO - 0.8%
             AGRICULTURAL PRODUCTS - 0.8%
      2,594  Embrex, Inc.*                                 $      56,653
                                                           -------------
             TOTAL FOOD, BEVERAGE & TOBACCO                $      56,653
                                                           -------------
             HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
             HOUSEHOLD PRODUCTS - 1.1%
      5,474  Nu Skin Enterprises Inc.                      $      79,647
                                                           -------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS           $      79,647
                                                           -------------
             HEALTH CARE EQUIPMENT & SERVICES - 4.6%
             HEALTH CARE DISTRIBUTORS & SERVICES - 1.5%
      4,197  Pediatrix Medical Group, Inc.*                $     104,925
                                                           -------------
             HEALTH CARE EQUIPMENT - 1.6%
      1,800  Haemonetics Corp.*                            $      52,560
      5,656  Rita Medical Systems, Inc.*                          56,560
                                                           -------------
                                                           $     109,120
                                                           -------------
             HEALTH CARE FACILITIES - 0.6%
        928  Triad Hospitals, Inc.*                        $      39,329
                                                           -------------
             MANAGED HEALTH CARE - 0.9%
      2,340  AMERIGROUP Corp.*                             $      64,912
                                                           -------------
             TOTAL HEALTH CARE EQUIPMENT & SERVICES        $     318,286
                                                           -------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 0.8%
             PHARMACEUTICALS - 0.8%
      4,200  Kendle International Inc.*                    $      57,120
                                                           -------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY         $      57,120
                                                           -------------
             BANKS - 2.1%
             BANKS - 2.1%
      2,986  Banner Corp.                                  $      73,904
      5,400  BankAtlantic Bancorp, Inc.                           66,960
        200  Whitney Holding Corp.                                 6,148
                                                           -------------
                                                           $     147,012
                                                           -------------
             TOTAL BANKS                                   $     147,012
                                                           -------------
             DIVERSIFIED FINANCIALS - 5.9%
             CONSUMER FINANCE - 0.3%
      3,336  Medallion Financial Corp.                     $      17,614
                                                           -------------


   The accompanying notes are an integral part of these financial statements.


SHARES                                                          VALUE
             DIVERSIFIED FINANCIAL SERVICES - 5.6%
      3,032  Actrade Financial Technologies Ltd.*          $      31,593
      5,668  Advanta Corp. (Class B)                              61,951
      2,398  Dollar Thrifty Automotive Group*                     62,108
      1,723  Financial Federal Corp.*                             57,031
      2,900  Irwin Financial Corp.                                58,290
      3,100  Profit Recovery Group International*                 38,161
      6,292  Ventas, Inc.                                         80,223
                                                           -------------
                                                           $     389,357
                                                           -------------
             TOTAL DIVERSIFIED FINANCIALS                  $     406,971
                                                           -------------
             INSURANCE - 3.0%
             LIFE & HEALTH INSURANCE - 0.9%
      8,700  Conseco, Inc.*                                $      17,400
      2,006  FBL Financial Group, Inc.                            44,433
                                                           -------------
                                                           $      61,833
                                                           -------------
             PROPERTY & CASUALTY INSURANCE - 2.1%
      1,861  IPC Holdings Ltd.                             $      56,835
        838  Philadelphia Consolidated Holding Corp.*             37,995
      2,414  Stewart Information Services Corp.*                  49,608
                                                           -------------
                                                           $     144,438
                                                           -------------
             TOTAL INSURANCE                               $     206,271
                                                           -------------
             REAL ESTATE - 7.0%
             REAL ESTATE INVESTMENT TRUSTS - 5.7%
      3,595  Bedford Property Investors, Inc.              $      97,425
      3,438  Entertainment Properties Trust                       84,747
      4,083  Lasalle Hotel Properties                             64,307
      2,624  Pennsylvania Real Estate
             Investment Trust, Inc.                               71,137
      2,926  Universal Health Realty Inc.                         77,246
                                                           -------------
                                                           $     394,862
                                                           -------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.3%
      5,300  Trizec Properties Inc.                        $      89,358
                                                           -------------
             TOTAL REAL ESTATE                             $     484,220
                                                           -------------
             SOFTWARE & SERVICES - 3.8%
             APPLICATION SOFTWARE - 3.3%
      3,900  Caminus Corp.*                                $      22,737
      8,339  E.Piphany, Inc.*                                     36,608
      1,558  Synopsys, Inc.*                                      85,394
      5,524  SPSS Inc.*                                           85,843
                                                           -------------
                                                           $     230,582
                                                           -------------
             SOFTWARE & SERVICES - 0.5%

      6,200  WatchGuard Technologies Inc.*                 $      31,868
                                                           -------------
             TOTAL SOFTWARE & SERVICES                     $     262,450
                                                           -------------

             TECHNOLOGY HARDWARE & EQUIPMENT - 7.9%
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
      5,104  Oak Technology, Inc.*                         $      23,121
        932  Photon Dynamics Inc.*                                27,960
      1,504  Power Integrations, Inc.*                            26,920
                                                           -------------
                                                           $      78,001
                                                           -------------
             NETWORKING EQUIPMENT - 0.4%
      4,700  Computer Network Tech Corp.*                  $      28,811
                                                           -------------
             SEMICONDUCTOR EQUIPMENT - 4.2%
      1,908  Advanced Energy Industries Inc.*              $      42,319
      2,138  ATMI, Inc.*                                          47,827
      2,207  Brooks Automation, Inc.*                             56,411
      5,700  EMCORE Corp.*                                        34,200
      2,930  Nanometrics Inc.*                                    46,525
      3,490  Photronics, Inc.*                                    66,101
                                                           -------------
                                                           $     293,383
                                                           -------------
             SEMICONDUCTORS - 1.5%
      4,100  Adaptec, Inc.*                                $      32,349
      5,432  AXT, Inc.*                                           43,347
      4,300  HI/FN Inc.*                                          25,800
                                                           -------------
                                                           $     101,496
                                                           -------------
             TELECOMMUNICATIONS EQUIPMENT - 0.7%
      6,048  Lightbridge Inc.*                             $      49,654
                                                           -------------
             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT         $     551,345
                                                           -------------
             TELECOMMUNICATION SERVICES - 0.7%
             INTEGRATED TELECOMMUNICATION SERVICES - 0.7%
      6,123  Boston Communications Group, Inc.*            $      49,229
                                                           -------------
             TOTAL TELECOMMUNICATION SERVICES              $      49,229
                                                           -------------
             UTILITIES - 4.0%
             GAS UTILITIES - 4.0%
      1,900  AGL Resources Inc.*                           $      44,080
      3,297  NUI Corp.                                            90,668
      1,500  People's Energy Corp.                                54,690
      5,874  Southwestern Energy Co.*                             89,224
                                                           -------------
                                                           $     278,662
                                                           -------------
             TOTAL UTILITIES                               $     278,662
                                                           -------------
             TOTAL COMMON STOCKS
             (Cost $6,945,178)                             $   6,954,886
                                                           =============

* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.


SHARES                                                          VALUE
             COMMON STOCKS - 100.0%
             ENERGY - 6.5%
             OIL & GAS DRILLING - 1.9%
      4,688  Patterson Energy, Inc.*                       $     132,342
                                                           -------------
             OIL & GAS EXPLORATION & PRODUCTION - 4.6%
      3,700  Forest Oil Corp.*                             $     105,191
      4,400  Plains Resources Inc.*                              117,700
      2,478  Spinnaker Exploration Co.*                           89,258
                                                           -------------
                                                           $     312,149
                                                           -------------
             TOTAL ENERGY                                  $     444,491
                                                           -------------
             MATERIALS - 5.2%
             COMMODITY CHEMICALS - 1.2%
      4,600  Airgas, Inc.*                                 $      79,580
                                                           -------------
             MATERIALS - 0.2%
      1,350  Mega Blocks (144A)*                           $      17,472
                                                           -------------
             PAPER PRODUCTS - 0.6%
      3,200  Wausau-Mosinee Paper Corp.                    $      38,560
                                                           -------------
             PRECIOUS METALS & MINERALS - 1.2%
      5,600  Agnico Eagle Mines Ltd.                       $      81,592
                                                           -------------
             SPECIALTY CHEMICALS - 1.5%
      6,100  Wellman, Inc.                                 $     102,175
                                                           -------------
             STEEL - 0.5%
      2,800  Graftech International Ltd.*                  $      34,440
                                                           -------------
             TOTAL MATERIALS                               $     353,819
                                                           -------------
             CAPITAL GOODS - 1.9%
             AEROSPACE & DEFENSE - 0.1%
        800  AAR Corp.                                     $       8,160
                                                           -------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
      2,700  Plexus Corp.*                                 $      48,870
      4,900  Power-One, Inc.*                                     30,478
                                                           -------------
                                                           $      79,348
                                                           -------------
             INDUSTRIAL MACHINERY - 0.6%
      2,800  Wabtec Corp.                                  $      39,900
                                                           -------------
             TOTAL CAPITAL GOODS                           $     127,408
                                                           -------------
             COMMERCIAL SERVICES & SUPPLIES - 9.1%
             COMMERCIAL PRINTING - 1.5%
      3,600  John H. Harland Co.                           $     101,520
                                                           -------------
             DATA PROCESSING SERVICES - 1.2%
      4,300  Talx Corp.                                    $      81,528
                                                           -------------
             DIVERSIFIED COMMERCIAL SERVICES - 3.0%
        700  FreeMarkets Inc.*                             $       9,891
      4,076  Pittston Brink's Group                               97,824
      3,500  Regis Corp.                                          94,567
                                                           -------------
                                                           $     202,282
                                                           -------------

             EMPLOYMENT SERVICES - 2.4%

      4,025  Bally Total Fitness Holding Corp.*            $      75,308
      9,850  The Princeton Review, Inc.*                          90,029
                                                           -------------
                                                           $     165,337
                                                           -------------
             ENVIRONMENTAL SERVICES - 1.0%
      9,111  Newpark Resources, Inc.*                      $      66,966
                                                           -------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES          $     617,633
                                                           -------------
             CONSUMER DURABLES & APPAREL - 4.7%
             APPAREL, ACCESSORIES & LUXURY GOODS - 1.7%
     13,500  Charming Shoppes, Inc.*                       $     116,640
                                                           -------------
             FOOTWEAR - 1.2%
      3,500  Genesco Inc.*                                 $      85,225
                                                           -------------
             PHOTOGRAPHIC PRODUCTS - 0.3%
      2,200  Creo Products*                                $      22,130
                                                           -------------
             TEXTILES - 1.5%
      9,111  Unifi, Inc.*                                  $      99,310
                                                           -------------
             TOTAL CONSUMER DURABLES & APPAREL             $     323,305
                                                           -------------
             HOTELS, RESTAURANTS & LEISURE - 6.9%
             RESTAURANTS - 6.9%
      3,300  AFC Enterprises, Inc.*                        $     103,125
      2,056  Applebee's International, Inc.                       47,185
      2,200  CEC Entertainment Inc.*                              90,860
     19,772  IDine Rewards Network*                              227,378
                                                           -------------
                                                           $     468,548
                                                           -------------
             TOTAL HOTELS, RESTAURANTS & LEISURE           $     468,548
                                                           -------------
             MEDIA - 2.4%
             MOVIES & ENTERTAINMENT - 1.0%
      5,600  Alliance Atlantis Communications Inc.*        $      69,440
                                                           -------------
             PUBLISHING - 1.4%
      4,700  Journal Register Co.*                         $      94,470
                                                           -------------
             TOTAL MEDIA                                   $     163,910
                                                           -------------
             RETAILING - 5.0%
             APPAREL RETAIL - 1.0%
      3,200  Gildan Activewear Inc.*                       $      72,128
                                                           -------------
             COMPUTER & ELECTRONICS RETAIL - 1.5%
      9,000  Inter-TAN, Inc.*                              $     100,350
                                                           -------------
             GENERAL MERCHANDISE STORES - 1.5%
      5,600  Tuesday Morning Corp.*                        $     103,936
                                                           -------------
             SPECIALTY STORES - 1.0%
      2,500  School Specialty Inc.*                        $      66,400
                                                           -------------
             TOTAL RETAILING                               $     342,814
                                                           -------------
             FOOD & DRUG RETAILING - 1.5%
             FOOD DISTRIBUTORS - 1.0%
      3,529  Fleming Companies, Inc.                       $      64,051
                                                           -------------


The accompanying notes are an integral part of these financial statements.


SHARES                                                         VALUE

             FOOD RETAIL - 0.5%
      1,039  The J.M. Smucker Co.                          $      35,461
                                                           -------------
             TOTAL FOOD & DRUG RETAILING                   $      99,512
                                                           -------------
             FOOD, BEVERAGE & TOBACCO - 1.0%
             AGRICULTURAL PRODUCTS - 1.0%
      2,220  Corn Products International, Inc.             $      69,086
                                                           -------------
             TOTAL FOOD, BEVERAGE & TOBACCO                $      69,086
                                                           -------------
             HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
             HOUSEHOLD PRODUCTS - 1.1%
      5,100  Nu Skin Enterprises Inc.                      $      74,205
                                                           -------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS           $      74,205
                                                           -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 11.1%
             HEALTH CARE DISTRIBUTORS & SERVICES - 2.7%
      8,600  Hooper Holmes, Inc.                           $      68,800
      5,100  Orthodontic Centers of America, Inc.*               117,555
                                                           -------------
                                                           $     186,355
                                                           -------------
             HEALTH CARE EQUIPMENT - 1.5%
      3,400  Haemonetics Corp.*                            $      99,280
                                                           -------------
             HEALTH CARE FACILITIES - 3.5%
      4,902  Sunrise Assisted Living Inc.*                 $     131,374
      2,175  Universal Health Services, Inc. (Class B)*          106,575
                                                           -------------
                                                           $     237,949
                                                           -------------
             MANAGED HEALTH CARE - 3.4%
      4,425  First Health Group Corp.*                     $     124,077
      1,100  Trigon Healthcare, Inc.*                            110,638
                                                           -------------
                                                           $     234,715
                                                           -------------
             TOTAL HEALTH CARE EQUIPMENT & SUPPLIES        $     758,299
                                                           -------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 2.2%
             BIOTECHNOLOGY - 1.1%
      1,860  MedImmune, Inc.*                              $      49,104
        800  Transkaryotic Therapies, Inc.*                       28,840
                                                           -------------
                                                           $      77,944
                                                           -------------
             PHARMACEUTICALS - 1.1%
      5,300  Parexel International Corp.*                  $      73,723
                                                           -------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY         $     151,667
                                                           -------------
             BANKS - 5.9%
      3,000  Commercial Federal Corp.                      $      87,000
      6,646  Staten Island Bancorp Inc.                          127,603
      2,800  Webster Financial Corp.                             107,072
      2,702  Whitney Holding Corp.                                83,059
                                                           -------------
                                                           $     404,734
                                                           -------------
             TOTAL BANKS                                   $     404,734
                                                           -------------

             DIVERSIFIED FINANCIALS - 6.3%
             CONSUMER FINANCE - 1.4%
      3,387  American Capital Strategies Ltd.              $      93,041
        500  Metris Companies Inc.                                 4,155
                                                           -------------
                                                           $      97,196
                                                           -------------
             DIVERSIFIED FINANCIAL SERVICES - 4.9%
      6,803  Advanta Corp. (Class B)                       $      74,357
      3,200  Dollar Thrifty Automotive                            82,880
      2,025  Gabelli Asset Management Inc.*                       73,912
      3,200  Leucadia National Corp.                             101,312
                                                           -------------
                                                           $     332,461
                                                           -------------
             TOTAL DIVERSIFIED FINANCIALS                  $     429,657
                                                           -------------
             INSURANCE - 4.8%
             LIFE & HEALTH INSURANCE - 0.7%
      1,500  Nautilus Group Inc.*                          $      45,900
                                                           -------------
             MULTI-LINE INSURANCE - 0.3%
      1,600  Max Re Capital Ltd.                           $      21,600
                                                           -------------
             PROPERTY & CASUALTY INSURANCE - 3.8%
      3,620  First American Corp.                          $      83,260
      2,425  Landamerica Financial Group                          76,388
      3,520  Selective Insurance Group, Inc.                      99,722
                                                           -------------
                                                           $     259,370
                                                           -------------
             TOTAL INSURANCE                               $     326,870
                                                           -------------
             REAL ESTATE - 8.6%
             REAL ESTATE INVESTMENT TRUSTS - 8.6%
      1,200  Colonial Properties Trust                     $      46,740
      1,800  Camden Property Trust                                66,654
      3,000  FelCor Suite Hotels, Inc.                            55,050
      5,017  Healthcare Realty Trust, Inc.                       160,544
      7,482  Innkeepers USA Trust                                 71,678
      3,600  Mission West Properties, Inc.                        43,704
      4,565  Prentiss Properties Trust                           144,939
                                                           -------------
                                                           $     589,309
                                                           -------------
             TOTAL REAL ESTATE                             $     589,309
                                                           -------------
             SOFTWARE & SERVICES - 3.1%
             APPLICATION SOFTWARE - 2.7%
        500  American Management*                          $       9,555
      3,300  Caminus Corp.*                                       19,239
      4,359  Fair Isaac & Co., Inc.                              143,264
      2,500  Wind River Systems*                                  12,525
                                                           -------------
                                                           $     184,583
                                                           -------------
             SYSTEMS SOFTWARE - 0.4%
      3,000  Plato Learning, Inc.*                         $      29,610
                                                           -------------
             TOTAL SOFTWARE & SERVICES                     $     214,193
                                                           -------------


   The accompanying notes are an integral part of these financial statements.


SHARES                                                            VALUE
             TECHNOLOGY HARDWARE & DEVELOPMENT - 9.3%
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
      4,100  Power Integrations, Inc.*                     $      73,386
      3,124  Veeco Instruments, Inc.*                             72,196
                                                           -------------
                                                           $     145,582
                                                           -------------
             NETWORKING EQUIPMENT - 0.5%
      1,900  Avocent Corp.*                                $      30,248
                                                           -------------
             SEMICONDUCTOR EQUIPMENT - 6.4%
      2,076  ATMI, Inc.*                                   $      46,440
      2,248  Cymer, Inc.*                                         78,770
      3,351  DuPont Photomasks, Inc.*                            108,840
      8,900  EMCORE Corp.*                                        53,400
      5,396  Photronics, Inc.*                                   102,200
      1,451  Varian Semiconductor Equipment
             Associates, Inc.*                                    49,232
                                                           -------------
                                                           $     438,882
                                                           -------------
             SEMICONDUCTORS - 0.3%
      1,000  Microsemi Corp.*                              $       6,600
      2,000  Triquint Semiconductor Inc.*                         12,820
                                                           -------------
                                                           $      19,420
                                                           -------------
             TOTAL TECHNOLOGY HARDWARE &
             DEVELOPMENT                                   $     634,132
                                                           -------------
             TELECOMMUNICATION SERVICES - 0.9%
             INTEGRATED TELECOMMUNICATION SERVICES - 0.9%
      2,600  Aeroflex Inc.*                                $      18,070
      2,859  CT Communications Inc.                               46,316
                                                           -------------
                                                           $      64,386
                                                           -------------
             TOTAL TELECOMMUNICATION SERVICES              $      64,386
                                                           -------------
             UTILITIES - 2.5%
             ELECTRIC UTILITIES - 2.5%
        622  Dominion Resources, Inc.                      $      41,176
      6,814  Unisource Energy Corp. Holding Co.                  126,740
                                                           -------------
                                                           $     167,916
                                                           -------------
             TOTAL UTILITIES                               $     167,916
                                                           -------------
             TOTAL COMMON STOCKS
             (Cost $6,784,623)                             $   6,825,894
                                                           =============

*      Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2002, the value of these securities amounted to $17,472 or 0.24% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

    SHARES                                                         VALUE
             COMMON STOCKS - 91.9%

             ENERGY - 7.7%
             INTEGRATED OIL & GAS - 1.0%
     66,600  Occidental Petroleum Corp.                   $    1,997,334
                                                          --------------
             OIL & GAS DRILLING - 1.6%
     51,800  ENSCO International, Inc.                    $    1,412,068
     39,100  Weatherford International, Inc.*                  1,689,120
                                                          --------------
                                                          $    3,101,188
                                                          --------------
             OIL & GAS EXPLORATION & PRODUCTION - 2.7%
     38,300  Burlington Resources, Inc.                   $    1,455,400
     79,900  Ocean Energy, Inc.                                1,731,433
     72,300  Pioneer Natural Resources Co.*                    1,883,415
                                                          --------------
                                                          $    5,070,248
                                                          --------------
             OIL & GAS REFINING MARKETING &
             TRANSPORTATION - 2.4%
     39,400  Ashland, Inc.                                $    1,595,700
     41,400  Sun Co., Inc.                                     1,475,082
     41,200  Valero Energy Corp.                               1,541,704
                                                          --------------
                                                          $    4,612,486
                                                          --------------
             TOTAL ENERGY                                 $   14,781,256
                                                          --------------
             MATERIALS - 5.7%
             ALUMINUM - 0.6%
     32,415  Alcoa, Inc.                                  $    1,074,557
                                                          --------------
             COMMODITY CHEMICALS - 0.8%
     29,600  Air Products & Chemicals, Inc.               $    1,493,912
                                                          --------------
             DIVERSIFIED CHEMICALS - 0.8%
     25,500  PPG Industries, Inc.                         $    1,578,450
                                                          --------------
             DIVERSIFIED METALS & MINING - 2.0%
    127,700  Freeport-McMoRan Copper &
             Gold, Inc. (Class B)*                        $    2,279,445
     39,200  Phelps Dodge Corp.                                1,615,040
                                                          --------------
                                                          $    3,894,485
                                                          --------------
             PAPER PRODUCTS - 0.9%
     32,000  Bowater, Inc.                                $    1,739,840
                                                          --------------
             PRECIOUS METALS & MINERALS - 0.6%
     42,300  Newmont Mining Corp.                         $    1,113,759
                                                          --------------
             TOTAL MATERIALS                              $   10,895,003
                                                          --------------
             CAPITAL GOODS - 7.6%
             AEROSPACE & DEFENSE - 1.1%
      9,600  General Dynamics Corp.                       $    1,020,960
     31,700  Precision Castparts Corp.                         1,046,100
                                                          --------------
                                                          $    2,067,060
                                                          --------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 3.0%
     62,050  American Power Conversion Corp.*             $      783,692
     41,600  Cooper Industries Inc.                            1,634,880
     89,550  Sanmina-SCI Corp.*                                  565,061
    170,700  Symbol Technologies, Inc.                         1,450,950
     57,500  Vishay Intertechnology, Inc.*                     1,265,000
                                                          --------------
                                                          $    5,699,583
                                                          --------------
             INDUSTRIAL CONGLOMERATES - 2.0%
     22,400  American Standard Companies, Inc.*           $    1,682,240
     31,800  Energizer Holdings, Inc.*                           871,956
     19,100  ITT Industries, Inc.                              1,348,460
                                                          --------------
                                                          $    3,902,656
                                                          --------------
             INDUSTRIAL MACHINERY - 1.5%
     39,500  Deere & Co.                                  $    1,892,050
     39,400  Kaydon Corp.                                        930,234
                                                          --------------
                                                          $    2,822,284
                                                          --------------
             TOTAL CAPITAL GOODS                          $   14,491,583
                                                          --------------
             COMMERCIAL SERVICES & SUPPLIES - 5.1%
             COMMERCIAL PRINTING - 1.4%
     95,700  John H. Harland Co.                          $    2,698,740
                                                          --------------
             DATA PROCESSING SERVICES - 1.9%
     61,900  Amdocs Ltd.*                                 $      467,345
    106,200  CSG Systems International, Inc.*                  2,032,668
     41,600  Equifax Inc.*                                     1,123,200
                                                          --------------
                                                          $    3,623,213
                                                          --------------
             DIVERSIFIED COMMERCIAL SERVICES - 1.0%
     73,100  Regis Corp.                                  $    1,975,087
                                                          --------------
             ENVIRONMENTAL SERVICES - 0.8%
     79,000  Republic Services Inc.*                      $    1,506,530
                                                          --------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES         $    9,803,570
                                                          --------------
             TRANSPORTATION - 1.8%
             AIRLINES - 0.9%
    102,800  Southwest Airlines Co.                       $    1,661,248
                                                          --------------

  The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
             RAILROADS - 0.9%
     31,900  Canadian National Railway Co.                $    1,652,420
                                                          --------------
             TOTAL TRANSPORTATION                         $    3,313,668
                                                          --------------
             AUTOMOBILES & COMPONENTS - 1.8%
             AUTO PARTS & EQUIPMENT - 0.9%
     92,700  Dana Corp.                                   $    1,717,731
                                                          --------------
             AUTOMOBILE MANUFACTURERS - 0.9%
     53,100  Cummins, Inc.                                $    1,757,610
                                                          --------------
             TOTAL AUTOMOBILES & COMPONENTS               $    3,475,341
                                                          --------------
             CONSUMER DURABLES & APPAREL - 6.1%
             APPAREL, ACCESSORIES & LUXURY GOODS - 1.2%
    108,600  The Limited Brands, Inc.                     $    2,313,180
                                                          --------------
             HOUSEWARES & SPECIALTIES - 1.1%
     38,600  Fortune Brands, Inc.                         $    2,161,600
                                                          --------------
             LEISURE PRODUCTS - 1.0%
     86,200  Mattel, Inc.                                 $    1,817,096
                                                          --------------
             PHOTOGRAPHIC PRODUCTS - 2.8%
    181,400  Imation Corp.*                               $    5,398,464
                                                          --------------
             TOTAL CONSUMER DURABLES & APPAREL            $   11,690,340
                                                          --------------
             HOTELS, RESTAURANTS & LEISURE - 2.8%
             CASINOS & GAMING - 0.7%
    127,900  Park Place Entertainment Corp.*              $    1,310,975
                                                          --------------
             RESTAURANTS - 2.1%
     69,200  Outback Steakhouse Inc.*                     $    2,428,920
     56,200  Tricon Global Restaurants, Inc.*                  1,643,850
                                                          --------------
                                                          $    4,072,770
                                                          --------------
             TOTAL HOTELS, RESTAURANTS & LEISURE          $    5,383,745
                                                          --------------
             MEDIA - 1.4%
             ADVERTISING - 0.9%
     66,300  The Interpublic Group of Companies, Inc.     $    1,641,588
                                                          --------------
             BROADCASTING & CABLE TV - 0.5%
     43,000  USA Networks Inc.*                           $    1,008,350
                                                          --------------
             TOTAL MEDIA                                  $    2,649,938
                                                          --------------
             RETAILING - 4.4%
             COMPUTER & ELECTRONICS RETAIL - 0.8%
     48,400  Radioshack Corp.                             $    1,454,904
                                                          --------------
             DEPARTMENT STORES - 1.4%
    102,100  J.C. Penney Co., Inc.                        $    2,248,242
     31,400  Saks Holdings, Inc.*                                403,176
                                                          --------------
                                                          $    2,651,418
                                                          --------------
             SPECIALTY STORES - 2.2%
     67,100  Cole National Corp.*                         $    1,274,900
    109,200  Toys "R" Us, Inc.*                                1,907,724
     75,700  Foot Locker, Inc.*                                1,093,865
                                                          --------------
                                                          $    4,276,489
                                                          --------------
             TOTAL RETAILING                              $    8,382,811
                                                          --------------
             FOOD & DRUG RETAILING - 4.3%
             DRUG RETAIL - 1.1%
     70,200  CVS Corp.                                    $    2,148,120
                                                          --------------
             FOOD RETAIL - 3.2%
     44,800  Albertson's, Inc.                            $    1,364,608
     98,800  ConAgra, Inc.                                     2,731,820
     15,700  Hershey Foods Corp.                                 981,250
     51,100  Kroger Co.*                                       1,016,890
                                                          --------------
                                                          $    6,094,568
                                                          --------------
             TOTAL FOOD & DRUG RETAILING                  $    8,242,688
                                                          --------------
             HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
             PERSONAL PRODUCTS - 0.5%
     16,000  Kimberly-Clark Corp.                         $      992,000
                                                          --------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS          $      992,000
                                                          --------------
             HEALTH CARE EQUIPMENT & SERVICES - 6.5%
             HEALTH CARE EQUIPMENT - 2.9%
     60,800  Apogent*                                     $    1,250,656
     28,800  Becton, Dickinson & Co.                             992,160
     72,300  Guidant Corp.*                                    2,185,629
     55,900  Sybron Dental Specialities*                       1,034,150
                                                          --------------
                                                          $    5,462,595
                                                          --------------
             HEALTH CARE FACILITIES - 2.8%
    151,400  Manor Care, Inc.*                            $    3,482,200
     45,300  Triad Hospitals, Inc.*                            1,919,814
                                                          --------------
                                                          $    5,402,014
                                                          --------------
             MANAGED HEALTH CARE - 0.8%
     19,200  Wellpoint Health Networks Inc.*              $    1,493,952
                                                          --------------
             TOTAL HEALTH CARE EQUIPMENT & SERVICES       $   12,358,561
                                                          --------------

  The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
             PHARMACEUTICALS & BIOTECHNOLOGY - 1.5%
             PHARMACEUTICALS - 1.5%
     93,200  Alpharma, Inc.                               $    1,582,536
    116,300  IVAX Corp.*                                       1,256,040
                                                          --------------
                                                          $    2,838,576
                                                          --------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY        $    2,838,576
                                                          --------------
             BANKS - 11.0%
     35,500  Astoria Financial Corp.*                     $    1,137,775
     28,700  BB&T Corp.                                        1,107,820
     41,000  Boston Private Financial Holdings, Inc.           1,014,340
     76,250  Charter One Financial, Inc.                       2,621,475
     28,832  Comerica, Inc.                                    1,770,285
     41,600  GreenPoint Financial Corp.                        2,042,560
     38,400  Golden State Bancorp, Inc.                        1,392,000
     58,700  KeyCorp                                           1,602,510
     63,800  Marshall & Ilsley Corp.                           1,973,334
     31,900  National City Corp.                               1,060,675
     57,500  North Fork Bancorporation, Inc.                   2,289,075
     44,250  SouthTrust Corp.                                  1,155,810
     38,400  TCF Financial Corp.                               1,885,440
                                                          --------------
                                                          $   21,053,099
                                                          --------------
             TOTAL BANKS                                  $   21,053,099
                                                          --------------
             DIVERSIFIED FINANCIALS - 4.9%
             CONSUMER FINANCE - 2.3%
     26,400  Countrywide Credit Industries, Inc.          $    1,273,800
     51,000  The PMI Group, Inc.                               1,948,200
      3,900  White Mountains Insurance Group Ltd.              1,234,350
                                                          --------------
                                                          $    4,456,350
                                                          --------------
             DIVERSIFIED FINANCIAL SERVICES - 2.6%
     28,800  Ambac Financial Group, Inc.                  $    1,935,360
     42,900  A.G. Edwards, Inc.                                1,667,523
     13,200  SLM Holdings Corp.                                1,279,080
                                                          --------------
                                                          $    4,881,963
                                                          --------------
             TOTAL DIVERSIFIED FINANCIALS                 $    9,338,313
                                                          --------------
             INSURANCE - 5.4%
             LIFE & HEALTH INSURANCE - 0.8%
     31,900  Jefferson - Pilot Corp.                      $    1,499,300
                                                          --------------
             PROPERTY & CASUALTY INSURANCE - 4.6%
     35,650  Arch Capital Group Ltd.*                     $    1,003,548
     25,700  Allmerica Financial Corp.                         1,187,340
     20,200  Exel Ltd.                                         1,710,940
     35,000  MBIA Inc.                                         1,978,550
      9,000  Markel Corp.*                                     1,773,000
     32,000  Renaissancere Holdings Ltd.                       1,171,200
                                                          --------------
                                                          $    8,824,578
                                                          --------------
             TOTAL INSURANCE                              $   10,323,878
                                                          --------------
             SOFTWARE & SERVICES - 1.3%
             APPLICATION SOFTWARE - 1.3%
     95,500  Autodesk, Inc.                               $    1,265,375
     89,300  Mentor Graphics Corp.*                            1,269,846
                                                          --------------
                                                          $    2,535,221
                                                          --------------
             TOTAL SOFTWARE & SERVICES                    $    2,535,221
                                                          --------------
             TECHNOLOGY HARDWARE & DEVELOPMENT - 6.7%
             COMPUTER HARDWARE - 1.7%
     92,600  NCR Corp.*                                   $    3,203,960
                                                          --------------
             COMPUTER STORAGE & PERIPHERALS - 1.4%
    150,000  Quantum Corp. - DLT &
             Storage Systems*                             $      630,000
    130,000  Storage Technology Corp.*                         2,076,100
                                                          --------------
                                                          $    2,706,100
                                                          --------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
     85,500  Waters Corp.*                                $    2,282,850
                                                          --------------
             SEMICONDUCTORS - 0.5%
    165,850  Atmel Corp.*                                 $    1,038,221
                                                          --------------
             TELECOMMUNICATIONS EQUIPMENT - 1.9%
     34,700  CommScope, Inc.*                             $      433,750
     63,100  Harris Corp.                                      2,286,744
    145,121  Tellabs, Inc.*                                      917,165
                                                          --------------
                                                          $    3,637,659
                                                          --------------
             TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT      $   12,868,790
                                                          --------------
             TELECOMMUNICATION SERVICES - 2.8%
             INTEGRATED TELECOMMUNICATION SERVICES - 2.8%
     82,700  Alltel Corp.                                 $    3,886,900
     25,400  Telephone and Data Systems, Inc.                  1,537,970
                                                          --------------
                                                          $    5,424,870
                                                          --------------
             TOTAL TELECOMMUNICATION SERVICES             $    5,424,870
                                                          --------------

  The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
             UTILITIES - 2.6%
             ELECTRIC UTILITIES - 1.3%
     47,900  DPL, Inc.                                    $    1,266,955
     25,700  DTE Energy Co.                                    1,147,248
                                                          --------------
                                                          $    2,414,203
                                                          --------------
             GAS UTILITIES - 0.9%
     46,900  KeySpan Energy Corp.                         $    1,765,785
                                                          --------------
             MULTI-UTILITIES & UNREGULATED POWER - 0.4%
     86,900  Aquila, Inc.                                 $      695,200
                                                          --------------
             TOTAL UTILITIES                              $    4,875,188
                                                          --------------
             TOTAL COMMON STOCKS
             (Cost $165,188,613)                          $  175,718,439
                                                          --------------

PRINCIPAL
AMOUNT
             TEMPORARY CASH INVESTMENT - 8.1%

             REPURCHASE AGREEMENT - 8.1%
$15,500,000  Credit Suisse First Boston, Inc., 1.86%
             dated 6/28/02, repurchase price of
             $15,500,000 plus accrued interest on
             7/1/02, collateralized by $14,240,000
             U.S. Treasury Bond, 6.25%, 2/15/03           $   15,500,000
                                                          --------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $15,500,000)                           $   15,500,000
                                                          --------------
             TOTAL INVESTMENT IN SECURITIES
             AND TEMPORARY CASH INVESTMENT - 100.0%
             (Cost $180,688,613)                          $  191,218,439
                                                          ==============

* Non-income producing security.

  The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

    SHARES                                                         VALUE
             COMMON STOCKS - 94.9%

             ENERGY - 0.9%
             INTEGRATED OIL & GAS - 0.9%
     11,300  Exxon Mobil Corp.                             $     462,396
                                                           -------------
             TOTAL ENERGY                                  $     462,396
                                                           -------------
             CAPITAL GOODS - 5.8%
             AEROSPACE & DEFENSE - 1.4%
      5,400  Northrop Grumman Corp.                        $     675,000
                                                           -------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 4.4%
     55,900  General Electric Co.                          $   1,623,895
     79,300  Sanmina-SCI Corp.*                                  500,383
                                                           -------------
                                                           $   2,124,278
                                                           -------------
             TOTAL CAPITAL GOODS                           $   2,799,278
                                                           -------------
             COMMERCIAL SERVICES & SUPPLIES - 2.5%
             DATA PROCESSING SERVICES - 2.5%
     11,700  Automatic Data Processing, Inc.               $     509,535
     24,700  Amdocs Ltd.*                                        186,485
      6,200  Electronic Data Systems Corp.                       230,330
      7,400  First Data Corp.                                    275,280
                                                           -------------
                                                           $   1,201,630
                                                           -------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES          $   1,201,630
                                                           -------------
             TRANSPORTATION - 1.4%
             TRUCKING - 1.4%
     10,800  United Parcel Service                         $     666,900
                                                           -------------
             TOTAL TRANSPORTATION                          $     666,900
                                                           -------------
             AUTOMOBILES & COMPONENTS - 0.5%
             AUTO PARTS & EQUIPMENT - 0.5%
      2,100  SPX Corp.*                                    $     246,750
                                                           -------------
             TOTAL AUTOMOBILES & COMPONENTS                $     246,750
                                                           -------------
             MEDIA - 2.9%
             ADVERTISING - 0.8%
      8,300  Omnicom Group                                 $     380,140
                                                           -------------
             BROADCASTING & CABLE TELEVISION - 0.6%
      9,200  Clear Channel Communications, Inc.*           $     294,584
                                                           -------------
             MOVIES & ENTERTAINMENT - 1.5%
     49,200  AOL Time - Warner, Inc.*                      $     723,732
                                                           -------------
             TOTAL MEDIA                                   $   1,398,456
                                                           -------------
             RETAILING - 10.4%
             DEPARTMENT STORES - 1.3%
      8,800  Kohl's Corp.*                                 $     616,704
                                                           -------------
             GENERAL MERCHANDISE STORES - 5.4%
     47,700  Wal-Mart Stores, Inc.                         $   2,623,977
                                                           -------------
             HOME IMPROVEMENT RETAIL - 3.7%
     27,700  Home Depot, Inc.                              $   1,017,421
     17,800  Lowe's Companies, Inc.                              808,120
                                                           -------------
                                                           $   1,825,541
                                                           -------------
             TOTAL RETAILING                               $   5,066,222
                                                           -------------
             FOOD & DRUG RETAILING - 0.0%
             FOOD RETAIL - 0.0%
        318  J.M. Smucker Co.                              $      10,853
                                                           -------------
             TOTAL FOOD & DRUG RETAILING                   $      10,853
                                                           -------------
             FOOD, BEVERAGE & TOBACCO - 3.0%
             TOBACCO - 3.0%
     33,900  Philip Morris Co., Inc.                       $   1,480,752
                                                           -------------
             TOTAL FOOD, BEVERAGE & TOBACCO                $   1,480,752
                                                           -------------
             HOUSEHOLD & PERSONAL PRODUCTS - 7.3%
             HOUSEHOLD PRODUCTS - 2.9%
     15,900  Procter & Gamble Co.                          $   1,419,870
                                                           -------------
             PERSONAL PRODUCTS - 4.4%
     26,464  Gillette Co.                                  $     896,336
     20,300  Kimberly-Clark Corp.                              1,258,600
                                                           -------------
                                                           $   2,154,936
                                                           -------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS           $   3,574,806
                                                           -------------
             HEALTH CARE EQUIPMENT & SERVICES - 10.4%
             HEALTH CARE DISTRIBUTORS & SERVICES - 5.2%
     19,300  Biovail Corp., International                  $     558,928
     38,800  Wyeth Co.                                         1,986,560
                                                           -------------
                                                           $   2,545,488
                                                           -------------
             HEALTH CARE EQUIPMENT - 0.7%
      7,400  Medtronic, Inc.*                              $     317,090
                                                           -------------
             HEALTH CARE FACILITIES - 4.5%
     37,900  HCA, Inc.                                     $   1,800,250
      5,700  Tenet Healthcare Corp.*                             407,835
                                                           -------------
                                                           $   2,208,085
                                                           -------------
             TOTAL HEALTH CARE EQUIPMENT & SERVICES        $   5,070,663
                                                           -------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 18.7%
             BIOTECHNOLOGY - 10.6%
     21,500  Amgen, Inc.*                                  $     900,420
     16,800  IDEC Pharmaceuticals Corp.*                         595,560
     53,931  Pharmacia Corp.                                   2,019,716
     44,500  Scois Inc.*                                       1,362,145
      8,300  Transkaryotic Therapies, Inc.*                      299,215
                                                           -------------
                                                           $   5,177,056

  The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
             PHARMACEUTICALS - 8.1%
      7,800  Forest Laboratories Inc.*                     $     552,240
     97,218  Pfizer, Inc.                                      3,402,630
                                                           -------------
                                                           $   3,954,870
                                                           -------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY         $   9,131,926
                                                           -------------
             DIVERSIFIED FINANCIALS - 0.6%
             DIVERSIFIED FINANCIAL SERVICES - 0.6%
      7,500  Citigroup, Inc.                               $     290,625
                                                           -------------
             TOTAL DIVERSIFIED FINANCIALS                  $     290,625
                                                           -------------
             INSURANCE - 1.2%
             LIFE & HEALTH INSURANCE - 1.2%
     13,700  Lincoln National Corp.                        $     575,400
                                                           -------------
             TOTAL INSURANCE                               $     575,400
                                                           -------------
             SOFTWARE & SERVICES - 6.8%
             APPLICATION SOFTWARE - 6.8 %
     16,200  Cadence Design System Inc.*                   $     261,144
     56,200  Microsoft Corp.*                                  3,041,544
                                                           -------------
                                                           $   3,302,688
                                                           -------------
             TOTAL SOFTWARE & SERVICES                     $   3,302,688
                                                           -------------
             TECHNOLOGY HARDWARE & EQUIPMENT - 22.5%
             COMPUTER HARDWARE - 3.4%
     34,100  Hewlett-Packard Co.                           $     521,048
     15,900  IBM Corp.*                                        1,144,800
                                                           -------------
                                                           $   1,665,848
                                                           -------------
             COMPUTER STORAGE & PERIPHERALS - 1.4%
     87,400  EMC Corp.*                                    $     659,870
                                                           -------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
     44,300  Flextronics International, Ltd.*              $     315,859
                                                           -------------
             NETWORKING EQUIPMENT - 2.2%
     62,000  Brocade Communications Systems Inc.*          $   1,083,760
                                                           -------------
             SEMICONDUCTOR EQUIPMENT - 3.4%
     47,000  Applied Materials, Inc.*                      $     893,940
      7,500  KLA-Tencor Corp.*                                   329,925
     13,100  Novellus Systems, Inc.*                             445,400
                                                           -------------
                                                           $   1,669,265
                                                           -------------
             SEMICONDUCTORS - 6.5%
    201,300  Applied Micro Circuits Corp.*                 $     952,149
     68,800  Intel Corp.                                       1,256,976
     31,500  Micron Technology, Inc.*                            636,930
     13,500  Texas Instruments, Inc.                             319,950
                                                           -------------
                                                           $   3,166,005
                                                           -------------
             TELECOMMUNICATIONS EQUIPMENT - 5.0%
     69,900  Cisco Systems, Inc.*                          $     975,105
     14,000  L-3 Communications Holdings, Inc.*                  756,000
     31,500  Nokia Corp. (A.D.R.)                                456,120
      8,400  Qualcomm, Inc.*                                     230,916
                                                           -------------
                                                           $   2,418,141
                                                           -------------
             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT         $  10,978,748
                                                           -------------
             TOTAL COMMON STOCKS
             (Cost $59,722,162)                            $  46,258,093
                                                           -------------

PRINCIPAL
AMOUNT
             TEMPORARY CASH INVESTMENT - 5.1%

             REPURCHASE AGREEMENT - 5.1%
 $2,500,000  Credit Suisse First Boston, Inc., 1.86%
             dated 6/28/02, repurchase price of
             $2,500,000 plus accrued interest on
             7/1/02 collateralized by $2,621,000
             U.S. Treasury Bond, 6.25%, 2/15/03            $   2,500,000
                                                           -------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $2,500,000)                             $   2,500,000
                                                           -------------
             TOTAL INVESTMENT IN SECURITIES AND
             TEMPORARY CASH INVESTMENT - 100.0%
             (Cost $62,222,162)                            $  48,758,093
                                                           =============

* Non-income producing security.

  The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

    SHARES                                                         VALUE
             COMMON STOCKS - 88.1%

             HOTELS, RESTAURANTS & LEISURE - 2.6%
             HOTELS, RESORTS & CRUISE LINES - 2.6%
     58,000  Starwood Hotels & Resorts                     $   1,907,620
                                                           -------------
             TOTAL HOTELS, RESTAURANTS & LEISURE           $   1,907,620
                                                           -------------
             REAL ESTATE - 85.5%
             REAL ESTATE INVESTMENT TRUSTS - 83.5%
     56,000  Apartment Investment & Management Co.         $   2,755,200
     42,000  AMB Property Corp.                                1,302,000
      9,000  Alexandria Real Estate Equities, Inc.               444,060
     83,000  Arden Realty Group, Inc.                          2,361,350
     95,715  Archstone Communities Trust                       2,555,591
     29,500  Avalonbay Communities, Inc.                       1,377,650
     31,200  Brandywine Realty Trust                             808,080
     19,500  BRE Properties, Inc.                                606,645
     42,000  Boston Properties, Inc.                           1,677,900
     37,000  CBL & Associates Properties                       1,498,500
     31,000  Chelsea Property Group, Inc.                      1,036,950
     49,000  Camden Property Trust                             1,814,470
      7,500  Carramerica Realty Corp.                            231,375
     67,000  Duke Realty Investments, Inc.                     1,939,650
    153,457  Equity Office Properties Trust                    4,619,056
     82,000  Equity Residential Property Trust                 2,357,500
     25,100  Essex Property Trust, Inc.                        1,372,970
      2,000  First Industrial Realty Trust, Inc.                  65,700
     22,500  Federal Realty Investment Trust                     623,475
     51,500  General Growth Properties, Inc.                   2,626,500
     19,500  Home Properties of NY, Inc.                         739,830
    136,590  Host Marriott Corp.                               1,543,467
     63,000  Innkeepers USA Trust                                603,540
     60,000  Liberty Property Trust                            2,100,000
     20,000  The Macerich Co.                                    620,000
     37,500  Manufactured Home Communities, Inc.               1,316,250
     58,000  MeriStar Hospitality Corp.                          884,500
     37,000  Mills Corp.                                       1,147,000
     49,000  Mission West Properties, Inc.                       594,860
     96,000  ProLogis Trust                                    2,496,000
     51,700  Pan Pacific Retail Properties, Inc.               1,767,106
     62,000  Prentiss Properties Trust                         1,968,500
     50,000  Public Storage, Inc.                              1,855,000
      1,615  Public Storage, Inc. (Depository Shares)             45,058
     18,000  PS Business Parks Inc.                              629,100
     19,300  Reckson Associates Realty Corp.                     480,570
     40,000  Shurgard Storage Centers, Inc.                    1,388,000
     30,000  SL Green Realty Corp.                             1,069,500
     85,000  Simon DeBartolo Group, Inc.                       3,131,400
     61,600  Taubman Centers, Inc.                               939,400
     79,000  United Dominion Realty Trust                      1,244,250
     51,000  Vornado Realty Trust                              2,356,200
     16,000  Weingarten Realty Investors                         566,400
                                                           -------------
                                                           $  61,560,553
                                                           -------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.0%
     30,000  Catellus Development Corp.                    $     612,600
     50,500  Trizec Properties Inc.                              851,430
                                                           -------------
                                                           $   1,464,030
                                                           -------------
             TOTAL REAL ESTATE                             $  63,024,583
                                                           -------------
             TOTAL COMMON STOCKS
             (Cost $55,895,529)                            $  64,932,203
                                                           -------------

PRINCIPAL
AMOUNT
             TEMPORARY CASH INVESTMENT - 11.9%

             REPURCHASE AGREEMENT - 11.9%
 $8,800,000  Credit Suisse First Boston, Inc., 1.86%
             dated 6/28/02, repurchase price of
             $8,800,000 plus accrued interest on
             7/1/02 collateralized by $8,512,000
             U.S. Treasury Bond, 5.5%, 2/28/03             $   8,800,000
                                                           -------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $8,800,000)                             $   8,800,000
                                                           -------------
             TOTAL INVESTMENT IN SECURITIES AND
             TEMPORARY CASH INVESTMENT - 100.0%
             (Cost $64,695,529)                            $  73,732,203
                                                           =============

  The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

    SHARES                                                         VALUE
             COMMON STOCKS - 94.8%

             ENERGY - 8.9%
             INTEGRATED OIL & GAS - 7.8%
    59,500   BP Amoco Plc (A.D.R.)                        $    3,004,155
    42,100   Conoco, Inc.                                      1,170,380
    71,200   ChevronTexaco Corp.                               6,301,200
    94,900   Exxon Mobil Corp.                                 3,883,308
    17,900   Royal Dutch Petroleum Co.                           989,333
    21,100   Shell Transport & Trading Co. (A.D.R.)              949,711
                                                          --------------
                                                          $   16,298,087
                                                          --------------
             OIL & GAS DRILLING - 1.1%
    16,800   Transocean Offshore Inc.                     $      523,320
    16,700   Smith International, Inc.*                        1,138,773
    14,800   Schlumberger Ltd.                                   688,200
                                                          --------------
                                                          $    2,350,293
                                                          --------------
             TOTAL ENERGY                                 $   18,648,380
                                                          --------------
             MATERIALS - 5.8%
             ALUMINUM - 0.9%
    59,200   Alcoa, Inc.                                  $    1,962,480
                                                          --------------
             COMMODITY CHEMICALS - 1.6%
    14,700   Air Products & Chemicals, Inc.               $      741,909
    30,800   E.I. du Pont de Nemours and Co.                   1,367,520
    34,400   Dow Chemical Co.                                  1,182,672
                                                          --------------
                                                          $    3,292,101
                                                          --------------
             DIVERSIFIED CHEMICALS - 0.4%
    14,700   PPG Industries, Inc.                         $      909,930
                                                          --------------
             DIVERSIFIED METALS & MINING - 1.7%
    28,000   Phelps Dodge Corp.                           $    1,153,600
   130,500   Rio Tinto Plc                                     2,381,714
                                                          --------------
                                                          $    3,535,314
                                                          --------------
             PAPER PRODUCTS - 0.6%
    41,000   Meadwestvaco Corp.                           $    1,375,960
                                                          --------------
             PRECIOUS METALS & MINERALS - 0.6%
    45,900   Newmont Mining Corp.                         $    1,208,547
                                                          --------------
             TOTAL MATERIALS                              $   12,284,332
                                                          --------------
             CAPITAL GOODS - 6.3%
             AEROSPACE & DEFENSE - 1.7%
    19,000   Boeing Co.                                   $      855,000
    25,600   General Dynamics Corp.                            2,722,560
                                                          --------------
                                                          $    3,577,560
                                                          --------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
    14,700   Emerson Electric Co.                         $      786,597
     4,000   General Electric Co.                                116,200
                                                          --------------
                                                          $      902,797
                                                          --------------
             INDUSTRIAL CONGLOMERATES - 2.6%
    18,200   Diebold, Inc.                                $      677,768
    16,500   Illinois Tool Works, Inc.                         1,126,950
    18,100   Johnson Controls, Inc.                            1,477,141
     3,200   3M Co.                                              393,600
    25,000   United Technologies Corp.                         1,697,500
                                                          --------------
                                                          $    5,372,959
                                                          --------------
             INDUSTRIAL MACHINERY - 1.6%
    26,800   Caterpillar, Inc.                            $    1,311,860
    36,900   Deere & Co.                                       1,767,510
     4,900   Ingersoll-Rand Co.                                  223,734
                                                          --------------
                                                          $    3,303,104
                                                          --------------
             TOTAL CAPITAL GOODS                          $   13,156,420
                                                          --------------
             COMMERCIAL SERVICES & SUPPLIES - 3.2%
             DATA PROCESSING SERVICES - 1.8%
    31,300   Automatic Data Processing, Inc.              $    1,363,115
    17,300   DST Systems, Inc.*                                  790,783
    22,800   Electronic Data Systems Corp.                       847,020
    20,250   Fiserv, Inc.*                                       743,378
                                                          --------------
                                                          $    3,744,296
                                                          --------------
             EMPLOYMENT SERVICES - 0.7%
    66,400   Robert Half International, Inc.*             $    1,547,120
                                                          --------------
             OFFICE SERVICES & SUPPLIES - 0.7%
    37,500   Canon, Inc. (A.D.R.)                         $    1,418,625
                                                          --------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES         $    6,710,041
                                                          --------------
             TRANSPORTATION - 2.9%
             AIRLINES - 0.8%
   103,400   Southwest Airlines Co.                       $    1,670,944
                                                          --------------
             RAILROADS - 2.1%
    32,000   Burlington Northern, Inc.                    $      960,000
   116,400   Norfolk Southern Corp.                            2,721,432
    12,700   Union Pacific Corp.                                 803,656
                                                          --------------
                                                          $    4,485,088
                                                          --------------
             TOTAL TRANSPORTATION                         $    6,156,032
                                                          --------------
             AUTOMOBILES & COMPONENTS - 2.2%
             AUTOMOBILE MANUFACTURERS - 2.2%
   117,127   Ford Motor Corp.                             $    1,874,032
    31,400   General Motors Corp.                              1,678,330
    24,750   Paccar, Inc.                                      1,098,653
                                                          --------------
                                                          $    4,651,015
                                                          --------------
             TOTAL AUTOMOBILES & COMPONENTS               $    4,651,015
                                                          --------------

  The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
             CONSUMER DURABLES & APPAREL - 1.2%
             HOUSEWARES & SPECIALTIES - 0.5%
    22,100   Sony Corp. (A.D.R.)                          $    1,173,510
                                                          --------------
             PHOTOGRAPHIC PRODUCTS - 0.7%
    48,500   Eastman Kodak Co.                            $    1,414,745
                                                          --------------
             TOTAL CONSUMER DURABLES & APPAREL            $    2,588,255
                                                          --------------
             MEDIA - 5.5%
             ADVERTISING - 1.0%
    29,500   The Interpublic Group of Companies, Inc.     $      730,420
    28,300   Omnicom Group                                     1,296,140
                                                          --------------
                                                          $    2,026,560
                                                          --------------
             MOVIES & ENTERTAINMENT - 0.1 %
     4,300   Viacom, Inc. (Class B) (Non-voting)*         $      190,791
                                                          --------------
             PUBLISHING - 4.4%
    14,000   Dow Jones & Company, Inc.                    $      678,300
    40,800   Gannett Co.                                       3,096,720
   106,300   John Wiley & Sons, Inc.                           2,549,074
    50,400   McGraw-Hill Co., Inc.                             3,008,880
                                                          --------------
                                                          $    9,332,974
                                                          --------------
             TOTAL MEDIA                                  $   11,550,325
                                                          --------------
             RETAILING - 5.0%
             DEPARTMENT STORES - 1.7%
    37,700   Kohl's Corp.*                                $    2,642,016
    30,400   May Department Stores Co.                         1,001,072
                                                          --------------
                                                          $    3,643,088
                                                          --------------
             GENERAL MERCHANDISE STORES - 2.4%
    87,000   Target Corp.                                 $    3,314,700
    31,800   Wal-Mart Stores, Inc.                             1,749,318
                                                          --------------
                                                          $    5,064,018
                                                          --------------
             HOME IMPROVEMENT RETAIL - 0.7%
    31,500   Lowe's Companies, Inc.                       $    1,430,100
                                                          --------------
             SPECIALTY STORES - 0.2%
    13,000   Barnes & Noble, Inc.*                        $      343,590
                                                          --------------
             TOTAL RETAILING                              $   10,480,796
                                                          --------------
             FOOD & DRUG RETAILING - 6.1%
             DRUG RETAIL - 1.9%
    20,400   CVS Corp.                                    $      624,240
    89,700   Walgreen Co.                                      3,465,111
                                                          --------------
                                                          $    4,089,351
                                                          --------------
             FOOD DISTRIBUTORS - 0.7%
    54,300   Sysco Corp.                                  $    1,478,046
                                                          --------------
             FOOD RETAIL - 3.5%
    43,300   Campbell Soup Co.                            $    1,197,678
    29,100   General Mills, Inc.                               1,282,728
    40,200   H.J. Heinz Co., Inc.                              1,652,220
    17,900   Hershey Foods Corp.                               1,118,750
    73,500   Sara Lee Corp.                                    1,517,040
    18,200   Safeway, Inc.*                                      531,258
                                                          --------------
                                                          $    7,299,674
                                                          --------------
             TOTAL FOOD & DRUG RETAILING                  $   12,867,071
                                                          --------------
             FOOD, BEVERAGE & TOBACCO - 1.0%
             SOFT DRINKS - 1.0%
    42,200   PepsiCo, Inc.                                $    2,034,040
                                                          --------------
             TOTAL, FOOD BEVERAGE & TOBACCO               $    2,034,040
                                                          --------------
             HOUSEHOLD & PERSONAL PRODUCTS - 2.2%
             HOUSEHOLD PRODUCTS - 2.2%
    42,600   Colgate-Palmolive Co.                        $    2,132,130
    28,200   Procter & Gamble Co.                              2,518,260
                                                          --------------
                                                          $    4,650,390
                                                          --------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS          $    4,650,390
                                                          --------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
             HEALTH CARE DISTRIBUTORS & SERVICES - 2.8%
    38,100   Abbott Laboratories                          $    1,434,465
    52,100   Bristol-Myers Squibb Co.                          1,338,970
    60,100   Johnson & Johnson                                 3,140,826
                                                          --------------
                                                          $    5,914,261
                                                          --------------
             HEALTH CARE EQUIPMENT - 0.8%
    46,700   Becton, Dickinson & Co.                      $    1,608,815
                                                          --------------
             TOTAL HEALTH CARE EQUIPMENT & SUPPLIES       $    7,523,076
                                                          --------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 5.0%
             PHARMACEUTICALS - 5.0%
    22,500   Eli Lilly & Co.                              $    1,269,000
     5,500   GlaxoSmithKline                                     237,270
    44,100   Merck & Co., Inc.                                 2,233,224
    27,300   Novartis AG (A.D.R.)                              1,196,559
    46,400   Pfizer, Inc.                                      1,624,000
   157,600   Schering-Plough Corp.                             3,876,960
                                                          --------------
                                                          $   10,437,013
                                                          --------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY        $   10,437,013
                                                          --------------

  The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
             BANKS - 7.9%
    13,500   Bank of America Corp.                        $      949,860
    75,100   The Bank of New York Co., Inc.                    2,534,625
    22,600   First Tennessee National Corp.                      865,580
    12,400   Huntington Bancshares, Inc.                         240,808
    55,000   Mellon Bank Corp.                                 1,728,650
    90,700   National City Corp.                               3,015,775
    25,300   Suntrust Banks, Inc.                              1,713,316
    49,600   State Street Corp.                                2,217,120
    27,700   Wells Fargo & Co.                                 1,386,662
    31,600   Washington Mutual, Inc.                           1,172,676
    15,400   Zions Bancorporation                                802,340
                                                          --------------
                                                          $   16,627,412
                                                          --------------
             TOTAL BANKS                                  $   16,627,412
                                                          --------------
             DIVERSIFIED FINANCIALS - 3.6%
             DIVERSIFIED FINANCIAL SERVICES - 3.6%
    17,700   American Express Co.                         $      642,864
    33,100   Citigroup, Inc.                                   1,282,625
    29,400   Federated Investors Inc.                          1,016,358
    39,400   Merrill Lynch & Co., Inc.                         1,595,700
    20,400   Morgan Stanley, Dean Witter & Co.                   878,832
    65,100   T. Rowe Price Associates, Inc.                    2,140,488
                                                          --------------
                                                          $    7,556,867
                                                          --------------
             TOTAL DIVERSIFIED FINANCIALS                 $    7,556,867
                                                          --------------
             INSURANCE - 3.9%
             INSURANCE BROKERS - 1.0%
    22,000   Marsh & McLennan Co., Inc.                   $    2,125,200
                                                          --------------
             MULTI-LINE INSURANCE - 1.0%
    29,600   American International Group, Inc.           $    2,019,608
                                                          --------------
             PROPERTY & CASUALTY INSURANCE - 1.9%
    36,700   Chubb Corp.                                  $    2,598,360
     2,000   Partnerre Ltd.                                       97,900
    22,000   Safeco Corp.                                        679,580
    18,300   St. Paul Companies, Inc.                            712,236
                                                          --------------
                                                          $    4,088,076
                                                          --------------
             TOTAL INSURANCE                              $    8,232,884
                                                          --------------
             SOFTWARE & SERVICES - 3.6%
             APPLICATION SOFTWARE - 2.9%
    28,600   Adobe Systems, Inc.                          $      815,100
    32,100   BMC Software, Inc.*                                 532,860
    47,600   Microsoft Corp.*                                  2,576,112
    14,400   Oracle Corp.*                                       136,368
    15,700   Peoplesoft Inc.                                     233,616
    33,000   Synopsys, Inc.*                                   1,808,730
                                                          --------------
                                                          $    6,102,786
                                                          --------------
             SYSTEMS SOFTWARE - 0.7%
    30,200   Computer Sciences Corp.*                     $    1,443,560
                                                          --------------
             TOTAL SOFTWARE & SERVICES                    $    7,546,346
                                                          --------------
             TECHNOLOGY HARDWARE & EQUIPMENT - 8.2%
             COMPUTER HARDWARE - 3.0%
    24,700   Dell Computer Corp.*                         $      645,658
    95,213   Hewlett-Packard Co.                               1,454,855
    51,000   IBM Corp.*                                        3,672,000
    91,700   Sun Microsystems, Inc.*                             459,417
                                                          --------------
                                                          $    6,231,930
                                                          --------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
    12,700   Agilent Technologies Inc.*                   $      300,355
    24,800   Veeco Instruments, Inc.*                            573,128
                                                          --------------
                                                          $      873,483
                                                          --------------
             SEMICONDUCTOR EQUIPMENT - 1.3%
    85,800   Applied Materials, Inc.*                     $    1,631,916
    30,300   Novellus Systems, Inc.*                           1,030,200
                                                          --------------
                                                          $    2,662,116
                                                          --------------
             SEMICONDUCTORS - 2.3%
    46,000   Altera Corp.*                                $      625,600
   100,700   Intel Corp.                                       1,839,789
    26,800   Micrel Inc.*                                        385,384
    90,800   Texas Instruments, Inc.                           2,151,960
                                                          --------------
                                                          $    5,002,733
                                                          --------------
             TELECOMMUNICATIONS EQUIPMENT - 1.2%
    12,300   Corning, Inc.*                               $       43,665
   118,200   Motorola, Inc.                                    1,704,444
    58,900   Nokia Corp (A.D.R.)                                 852,872
                                                          --------------
                                                          $    2,600,981
                                                          --------------
             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT        $   17,371,243
                                                          --------------
             TELECOMMUNICATION SERVICES - 5.9%
             INTEGRATED TELECOMMUNICATION SERVICES - 5.9%
    15,000   Alltel Corp.                                 $      705,000
    86,900   Bellsouth Corp.                                   2,737,350
    47,200   Sprint Corp.-FON Group                              500,792
   140,700   SBC Communications, Inc.                          4,291,350
   102,900   Verizon Communications, Inc.                      4,131,435
                                                          --------------
                                                          $   12,365,927
                                                          --------------
             TOTAL TELECOMMUNICATION SERVICES             $   12,365,927
                                                          --------------
             UTILITIES - 2.4%
             ELECTRIC UTILITIES - 1.4%
    21,400   American Electric Power Co., Inc.            $      856,428
    40,000   Allegheny Energy, Inc.                            1,030,000
    37,000   DPL, Inc.                                           978,650
                                                          --------------
                                                          $    2,865,078
                                                          --------------

  The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
             GAS UTILITIES - 0.6%
    17,900   Keyspan Energy Corp.                         $      673,935
    24,700   Vectren Corp.                                       619,970
                                                          --------------
                                                          $    1,293,905
                                                          --------------
             WATER UTILITIES - 0.4%
    19,700   American Water Works Co., Inc.               $      851,237
                                                          --------------
             TOTAL UTILITIES                              $    5,010,220
                                                          --------------
             HEALTH CARE - 0.4%
             HEALTH CARE (DRUGS/MAJOR
             PHARMACEUTICALS) - 0.4%
    12,100   Roche Holdings                               $      907,498
                                                          --------------
             TOTAL HEALTH CARE                            $      907,498
                                                          --------------
             TOTAL COMMON STOCKS
             (Cost $211,961,362)                          $  199,355,583
                                                          ==============

PRINCIPAL
AMOUNT
             TEMPORARY CASH INVESTMENT - 5.2%

             REPURCHASE AGREEMENT - 5.2%
$11,000,000  Credit Suisse First Boston, Inc., 1.86%
             Dated 6/28/02, repurchase price of
             $11,000,000 plus accrued interest on
             7/1/02 collateralized by $9,917,000
             U.S. Treasury Bond, 3.25%, 12/31/03          $   11,000,000
                                                          --------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $11,000,000)                           $   11,000,000
                                                          --------------
             TOTAL INVESTMENT IN SECURITIES
             AND TEMPORARY CASH
             INVESTMENT - 100.0%
             (Cost $222,961,362)                          $  210,355,583
                                                          ==============

* Non-income producing security.

  The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST
SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

    SHARES                                                         VALUE
                  CONVERTIBLE PREFERRED STOCKS - 4.6%
                  COMMERCIAL SERVICES & SUPPLIES - 1.9%
                  DATA PROCESSING SERVICES - 1.9%
         92,000   Electronic Data, 7.625%, 8/17/04                  $      3,415,500
                                                                    ----------------
                  TOTAL COMMERCIAL SERVICES &
                  SUPPLIES                                          $      3,415,500
                                                                    ----------------
                  TRANSPORTATION - 1.2%
                  RAILROADS - 1.2%
         27,000   Union Pacific Capital Trust,
                  6.25%, 4/1/28 (144A)                              $      1,410,750
         15,300   Union Pacific Capital Trust,
                  6.25%, 4/1/28                                              799,425
                                                                    ----------------
                                                                    $      2,210,175
                                                                    ----------------
                  TOTAL TRANSPORTATION                              $      2,210,175
                                                                    ----------------
                  AUTOMOBILES & COMPONENTS - 0.8%
                  AUTOMOBILE MANUFACTURERS - 0.8%
          2,500   General Motors, 5.25%, 3/6/32                     $         65,625
         25,000   Ford Capital Trust, 6.50%, 1/15/32                       1,402,500
                                                                    ----------------
                                                                    $      1,468,125
                                                                    ----------------
                  TOTAL AUTOMOBILES & COMPONENTS                    $      1,468,125
                                                                    ----------------
                  MEDIA - 0.6%
                  BROADCASTING & CABLE TV - 0.6%
         27,000   Cox Communication Income Pride,
                  7.00%, 8/16/02                                    $      1,090,530
                                                                    ----------------
                  TOTAL MEDIA                                       $      1,090,530
                                                                    ----------------
                  TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
                  TELECOMMUNICATIONS EQUIPMENT - 0.1%
            500   Lucent Technologies,
                  7.75%, 3/15/17 (144A)                             $        237,614
                                                                    ----------------
                  TOTAL TECHNOLOGY HARDWARE &
                  EQUIPMENT                                         $        237,614
                                                                    ----------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS
                  (Cost $9,572,197)                                 $      8,421,944
                                                                    ----------------
PRINCIPAL
AMOUNT
                  CONVERTIBLE CORPORATE BONDS - 0.5%
                  CAPITAL GOODS - 0.2%
                  INDUSTRIAL CONGLOMERATES - 0.2%
       $470,000   Corning, Inc., 3.50%, 11/1/08                     $        318,425
                                                                    ----------------
                  TOTAL CAPITAL GOODS                               $        318,425
                                                                    ----------------
                  RETAILING - 0.1%
                  DEPARTMENT STORES - 0.1%
        200,000   Gap Inc., 5.75%, 3/15/09 (144A)                   $        227,750
                                                                    ----------------
                  TOTAL RETAILING                                   $        227,750
                                                                    ----------------
                  TECHNOLOGY HARDWARE & EQUIPMENT - 0.2%
                  COMPUTER HARDWARE - 0.2%
       $480,000   Veeco Instruments,
                  4.125%, 12/21/08 (144A)                           $        432,600
                                                                    ----------------
                  TOTAL TECHNOLOGY HARDWARE &
                  EQUIPMENT                                         $        432,600
                                                                    ----------------
                  TOTAL CONVERTIBLE CORPORATE BONDS
                  (COST $1,195,183)                                 $        978,775
                                                                    ----------------
SHARES
                  COMMON STOCKS - 89.0%
                  ENERGY - 11.5%
                  INTEGRATED OIL & GAS - 11.5%
         95,200   ChevronTexaco Corp.                               $      8,425,200
        128,000   Conoco, Inc.                                             3,558,400
        155,966   Exxon Mobil Corp.                                        6,382,129
         48,500   Phillips Petroleum Co.                                   2,855,680
                                                                    ----------------
                                                                    $     21,221,409
                                                                    ----------------
                  TOTAL ENERGY                                      $     21,221,409
                                                                    ----------------
                  MATERIALS - 3.8%
                  COMMODITY CHEMICALS - 1.7%
         23,700   Air Products & Chemicals, Inc.                    $      1,196,139
         26,441   E.I. du Pont de Nemours and Co.                          1,173,980
         24,200   Dow Chemical Co.                                           831,996
                                                                    ----------------
                                                                    $      3,202,115
                                                                    ----------------
                  DIVERSIFIED CHEMICALS - 0.8%
         24,500   PPG Industries, Inc.                              $      1,516,550
                                                                    ----------------
                  PAPER PRODUCTS - 0.5%
         25,000   Meadwestvaco Corp.                                $        839,000
                                                                    ----------------
                  STEEL - 0.8%
         19,000   Nucor Corp.                                       $      1,235,760
         20,450   Roanoke Electric Steel Corp.                               315,748
                                                                    ----------------
                                                                    $      1,551,508
                                                                    ----------------
                  TOTAL MATERIALS                                   $      7,109,173
                                                                    ----------------
                  CAPITAL GOODS - 5.9%
                  AEROSPACE & DEFENSE - 1.1%
         25,000   Boeing Co.                                        $      1,125,000
          9,300   General Dynamics Corp.                                     989,055
                                                                    ----------------
                                                                    $      2,114,055
                                                                    ----------------
                  ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
         31,500   Emerson Electric Co.                              $      1,685,565
                                                                    ----------------

  The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
                  INDUSTRIAL CONGLOMERATES - 3.1%
         26,900   Diebold, Inc.                                     $      1,001,756
         10,000   Illinois Tool Works, Inc.                                  683,000
         27,000   Johnson Controls, Inc.                                   2,203,470
          7,500   3M Co.                                                     922,500
         12,500   United Technologies Corp.                                  848,750
                                                                    ----------------
                                                                    $      5,659,476
                                                                    ----------------
                  INDUSTRIAL MACHINERY - 0.8%
         22,000   Gorman-Rupp Co.                                   $        693,000
         36,000   The Timken Co.                                             803,880
                                                                    ----------------
                                                                    $      1,496,880
                                                                    ----------------
                  TOTAL CAPITAL GOODS                               $     10,955,976
                                                                    ----------------
                  TRANSPORTATION - 1.1%
                  RAILROADS - 1.1%
         25,700   Burlington Northern, Inc.                         $        771,000
         41,200   Norfolk Southern Corp.                                     963,256
         15,000   Philadelphia Suburban Corp.                                303,000
                                                                    ----------------
                                                                    $      2,037,256
                                                                    ----------------
                  TOTAL TRANSPORTATION                              $      2,037,256
                                                                    ----------------
                  AUTOMOBILES & COMPONENTS - 5.0%
                  AUTOMOBILE MANUFACTURERS - 5.0%
        122,500   Ford Motor Corp.                                  $      1,960,000
         46,000   General Motors Corp.                                     2,458,700
        106,950   Paccar, Inc.                                             4,747,511
                                                                    ----------------
                                                                    $      9,166,211
                                                                    ----------------
                  TOTAL AUTOMOBILES & COMPONENTS                    $      9,166,211
                                                                    ----------------
                  CONSUMER DURABLES & APPAREL - 0.4%
                  PHOTOGRAPHIC PRODUCTS - 0.4%
         26,900   Eastman Kodak Co.                                 $        784,673
                                                                    ----------------
                  TOTAL CONSUMER DURABLES & APPAREL                 $        784,673
                                                                    ----------------
                  MEDIA - 3.7%
                  ADVERTISING - 0.4%
         28,200   The Interpublic Group of Companies, Inc.          $        698,232
                                                                    ----------------
                  MOVIES & ENTERTAINMENT - 1.6%
        128,200   Cedar Fair, L.P.                                  $      3,046,032
                                                                    ----------------
                  PUBLISHING - 1.7%
         39,200   McGraw-Hill Co., Inc.                             $      2,340,240
         17,000   Tribune Co.                                                739,500
                                                                    ----------------
                                                                    $      3,079,740
                                                                    ----------------
                  TOTAL MEDIA                                       $      6,824,004
                                                                    ----------------
                  RETAILING - 0.5%
                  DEPARTMENT STORES - 0.2%
         10,825   May Department Stores Co.                         $        356,467
                                                                    ----------------
                  GENERAL MERCHANDISE STORES - 0.3%
         12,000   Sears, Roebuck and Co.                            $        651,600
                                                                    ----------------
                  TOTAL RETAILING                                   $      1,008,067
                                                                    ----------------
                  FOOD & DRUG RETAILING - 3.1%
                  FOOD RETAIL - 3.1%
         42,800   Campbell Soup Co.                                 $      1,183,848
         25,500   General Mills, Inc.                                      1,124,040
         62,100   H.J. Heinz Co., Inc.                                     2,552,310
         43,800   Sara Lee Corp.                                             904,032
                                                                    ----------------
                                                                    $      5,764,230
                                                                    ----------------
                  TOTAL FOOD & DRUG RETAILING                       $      5,764,230
                                                                    ----------------
                  FOOD, BEVERAGE & TOBACCO - 1.5%
                  SOFT DRINKS - 1.5%
         56,800   PepsiCo, Inc.                                     $      2,737,760
                                                                    ----------------
                  TOTAL FOOD, BEVERAGE & TOBACCO                    $      2,737,760
                                                                    ----------------
                  HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
                  HOUSEHOLD PRODUCTS - 1.0%
         38,000   Colgate-Palmolive Co.                             $      1,901,900
                                                                    ----------------
                  TOTAL HOUSEHOLD & PERSONAL
                  PRODUCTS                                          $      1,901,900
                                                                    ----------------
                  HEALTH CARE EQUIPMENT & SERVICES - 4.5%
                  HEALTH CARE DISTRIBUTORS & SERVICES - 3.8%
         86,100   Abbott Laboratories                               $      3,241,665
         48,300   Bristol-Myers Squibb Co.                                 1,241,310
         49,000   Johnson & Johnson                                        2,560,740
                                                                    ----------------
                                                                    $      7,043,715
                                                                    ----------------
                  HEALTH CARE EQUIPMENT - 0.7%
         37,000   Becton, Dickinson & Co.                           $      1,274,650
                                                                    ----------------
                  TOTAL HEALTH CARE EQUIPMENT &
                  SERVICES                                          $      8,318,365
                                                                    ----------------
                  PHARMACEUTICALS & BIOTECHNOLOGY - 3.3%
                  PHARMACEUTICALS - 3.3%
         12,000   Eli Lilly & Co.                                   $        676,800
         45,800   Merck & Co., Inc.                                        2,319,312
        127,900   Schering-Plough Corp.                                    3,146,340
                                                                    ----------------
                                                                    $      6,142,452
                                                                    ----------------
                  TOTAL PHARMACEUTICALS &
                  BIOTECHNOLOGY                                     $      6,142,452
                                                                    ----------------

  The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
                  BANKS - 10.6%
         71,300   Fifth Third Bancorp                               $      4,752,145
         60,200   First Tennessee National Corp.                           2,305,660
         84,400   Mellon Bank Corp.                                        2,652,692
         84,500   National City Corp.                                      2,809,625
         72,800   SouthTrust Corp.                                         1,901,536
         26,000   SunTrust Banks, Inc.                                     1,760,720
         52,000   Wells Fargo & Co.                                        2,603,120
         24,000   Washington Mutual, Inc.                                    890,640
                                                                    ----------------
                  TOTAL BANKS                                       $     19,676,138
                                                                    ----------------
                  DIVERSIFIED FINANCIALS - 5.1%
                  DIVERSIFIED FINANCIAL SERVICES - 5.1%
         81,200   Alliance Capital Management L.P.                  $      2,781,100
         41,700   A.G. Edwards, Inc.                                       1,620,879
         26,000   Eaton Vance Corp.                                          811,200
         31,500   Merrill Lynch & Co., Inc.                                1,275,750
         90,700   T. Rowe Price Associates, Inc.                           2,982,216
                                                                    ----------------
                                                                    $      9,471,145
                                                                    ----------------
                  TOTAL DIVERSIFIED FINANCIALS                      $      9,471,145
                                                                    ----------------
                  INSURANCE - 3.3%
                  PROPERTY & CASUALTY INSURANCE - 3.3%
         41,000   Chubb Corp.                                       $      2,902,800
         36,000   Safeco Corp.                                             1,112,040
         52,200   St. Paul Companies, Inc.                                 2,031,624
                                                                    ----------------
                                                                    $      6,046,464
                                                                    ----------------
                  TOTAL INSURANCE                                   $      6,046,464
                                                                    ----------------
                  REAL ESTATE - 1.0%
                  REAL ESTATE INVESTMENT TRUSTS - 1.0%
         60,000   Equity Office Properties Trust                    $      1,806,000
                                                                    ----------------
                  TOTAL REAL ESTATE                                 $      1,806,000
                                                                    ----------------
                  TELECOMMUNICATION SERVICES - 8.0%
                  INTEGRATED TELECOMMUNICATION SERVICES - 8.0%
         35,000   Alltel Corp.                                      $      1,645,000
         95,400   BellSouth Corp.                                          3,005,100
         61,800   Sprint Corp.-FON Group                                     655,698
        164,400   SBC Communications, Inc.                                 5,014,200
        110,770   Verizon Communications, Inc.                             4,447,416
                                                                    ----------------
                                                                    $     14,767,414
                                                                    ----------------
                  TOTAL TELECOMMUNICATION SERVICES                  $     14,767,414
                                                                    ----------------
                  UTILITIES - 15.7%
                  ELECTRIC UTILITIES - 9.4%
         54,000   American Electric Power Co., Inc.                 $      2,161,080
         73,000   Allegheny Energy, Inc.                                   1,879,750
        139,000   Constellation Energy Group                               4,078,260
         82,300   DPL, Inc.                                                2,176,835
        102,500   Duke Energy Corp.                                        3,187,750
         88,000   Great Plains Energy, Inc.                                1,790,800
         50,000   NSTAR                                                    2,239,000
                                                                    ----------------
                                                                    $     17,513,475
                                                                    ----------------
                  GAS UTILITIES - 5.2%
         49,200   NICOR, INC.                                       $      2,250,900
        102,600   KeySpan Energy Corp.                                     3,862,890
        102,600   Questar Corp.                                            2,534,220
         36,200   Vectren Corp.                                              908,620
                                                                    ----------------
                                                                    $      9,556,630
                                                                    ----------------
                  MULTI-UTILITIES & UNREGULATED POWER - 0.3%
         25,000   Consol Energy, Inc.                               $        531,250
                                                                    ----------------
                  WATER UTILITIES - 0.8%
         33,000   American Water Works Co., Inc.                    $      1,425,929
                                                                    ----------------
                  TOTAL UTILITIES                                   $     29,027,284
                                                                    ----------------
                  TOTAL COMMON STOCKS
                  (Cost $147,218,995)                               $    167,765,921
                                                                    ----------------
                  TOTAL INVESTMENTS IN SECURITIES
                  (Cost $157,986,375)                               $    174,166,640
                                                                    ----------------
PRINCIPAL
AMOUNT
                  TEMPORARY CASH INVESTMENT - 5.9%
                  REPURCHASE AGREEMENT - 5.9%
$10,900,000       Credit Suisse First Boston, Inc.,
                  1.86%, dated 6/28/02, repurchase
                  price of $10,900,000 plus accrued
                  interest on 7/1/02 collateralized by
                  $5,433,000 and $4,327,000 U.S.
                  Treasury Bond, 11.625% and 6.25%,
                  11/15/04 and 2/15/03, respectively                $     10,900,000
                                                                    ----------------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $10,900,000)                                $     10,900,000
                                                                    ----------------
                  TOTAL INVESTMENT IN SECURITIES
                  AND TEMPORARY CASH
                  INVESTMENT - 100.0%
                  (Cost $168,886,375)                               $    185,066,640
                                                                    ----------------
                                                                    ----------------


(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2002, the value of these securities amounted to $2,308,714 or 1.25% of total net assets.

  The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED VCT PORTFOLIO                 PIONEER VARIABLE CONTRACTS TRUST
SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

    SHARES                                                         VALUE
               COMMON STOCKS - 62.8%
               ENERGY - 3.5%
               INTEGRATED OIL & GAS - 2.9%
       5,800   Conoco, Inc.                                          $       161,240
       3,126   ChevronTexaco Corp.                                           276,651
      18,900   Exxon Mobil Corp.                                             773,388
       4,000   Occidental Petroleum Corp.                                    119,960
       3,875   Patina Oil & Gas Corp.                                        106,291
         500   Royal Dutch Petroleum Co.                                      27,635
                                                                     ---------------
                                                                     $     1,465,165
                                                                     ---------------
               OIL & GAS EXPLORATION & PRODUCTION - 0.4%
         600   Apache Corp.*                                         $        34,488
         300   Anadarko Petroleum Corp.                                       14,790
         300   Devon Energy Corp.                                             14,784
       1,100   Evergreen Resources, Inc.*                                     46,750
       1,000   Newfield Exploration Co.*                                      37,170
       1,700   Houston Exploration Co.*                                       49,300
                                                                     ---------------
                                                                     $       197,282
                                                                     ---------------
               OIL & GAS REFINING MARKETING &
               TRANSPORTATION - 0.2%
         900   Ashland, Inc.                                         $        36,450
       1,900   Pennzoil Co.                                                   40,907
                                                                     ---------------
                                                                     $        77,357
                                                                     ---------------
               TOTAL ENERGY                                          $     1,739,804
                                                                     ---------------
               MATERIALS - 1.4%
               ALUMINUM - 0.1%
       2,144   Alcoa, Inc.                                           $        71,074
                                                                     ---------------
               COMMODITY CHEMICALS - 0.1%
         300   Air Products & Chemicals, Inc.                        $        15,141
       1,400   Airgas, Inc.*                                                  24,220
         300   Praxair Inc.                                                   17,091
                                                                     ---------------
                                                                     $        56,452
                                                                     ---------------
               CONSTRUCTION MATERIALS - 0.0%
         700   Lafarge Corp.                                         $        24,605
                                                                     ---------------
               DIVERSIFIED CHEMICALS - 0.2%
         800   Engelhard Corp.*                                      $        22,656
       2,100   FMC Corp.*                                                     63,357
                                                                     ---------------
                                                                     $        86,013
                                                                     ---------------
               METAL & GLASS CONTAINERS - 0.4%
       2,000   Ball Corp.                                            $        82,960
       7,600   Owens-Illinois, Inc.*                                         104,424
                                                                     ---------------
                                                                     $       187,384
                                                                     ---------------
               PAPER PRODUCTS - 0.5%
       6,700   Georgia-Pacific Corp.                                 $       164,686
       2,000   Longview Fibre Co.                                             18,840
         900   Weyerhaeuser Co.                                               57,465
                                                                     ---------------
                                                                     $       240,991
                                                                     ---------------
               SPECIALTY CHEMICALS - 0.1%
         900   Cambrex Corp.                                         $        36,090
         200   ChemFirst Inc.                                                  5,730
         500   International Flavor & Fragrances Inc.*                        16,245
         100   RPM, Inc.                                                       1,525
         300   Sigma-Aldrich Corp.                                            15,045
                                                                     ---------------
                                                                     $        74,635
                                                                     ---------------
               TOTAL MATERIALS                                       $       741,154
                                                                     ---------------
               CAPITAL GOODS - 4.4%
               AEROSPACE & DEFENSE - 0.7%
       2,400   Boeing Co.                                            $       108,000
         600   General Dynamics Corp.                                         63,810
         600   Goodrich Corp.                                                 16,392
         100   Lockheed Martin Corp.                                           6,950
       1,200   Northrop Grumman Corp.                                        150,000
                                                                     ---------------
                                                                     $       345,152
                                                                     ---------------
               BUILDING PRODUCTS - 0.3%
         400   American Woodmark Corp.                               $        22,452
         100   Centex Construction Products Inc.                               3,640
         900   Masco Corp.*                                                   24,399
         500   NCI Building Systems Inc.*                                      8,900
       1,100   Nortek, Inc.*                                                  49,610
         800   Universal Forest Products, Inc.*                               18,736
                                                                     ---------------
                                                                     $       127,737
                                                                     ---------------
               ELECTRICAL COMPONENTS & EQUIPMENT - 1.7%
       2,100   Emerson Electric Co.                                  $       112,371
      25,500   General Electric Co.                                          740,775
                                                                     ---------------
                                                                     $       853,146
                                                                     ---------------
               INDUSTRIAL CONGLOMERATES - 1.7%
       2,700   Acuity Brands, Inc.                                   $        49,140
       4,800   Energizer Holdings, Inc.*                                     131,616
       1,300   Hillenbrand Industries, Inc.                                   72,995
       2,000   Honeywell International, Inc.                                  70,460
         900   Illinois Tool Works, Inc.                                      61,470
         200   PolyOne Corp.*                                                  2,250
       5,500   Shaw Group Inc.*                                              168,850
         900   Thermo Electron Corp.*                                         14,850
       4,300   United Technologies Corp.                                     291,970
                                                                     ---------------
                                                                    $       863,601
                                                                     ---------------
                                TOTAL CAPITAL GOODS                 $     2,189,636
                                                                     ---------------


  The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
               COMMERCIAL SERVICES & SUPPLIES - 2.7%
               COMMERCIAL PRINTING - 0.3%
       2,300   Deluxe Corp.                                          $        89,447
       1,600   R.R. Donnelly & Sons Co., Inc.                                 44,080
                                                                     ---------------
                                                                     $       133,527
                                                                     ---------------
               DATA PROCESSING SERVICES - 0.8%
       1,900   Automatic Data Processing, Inc.                       $        82,745
         700   The BISYS Group, Inc.*                                         23,310
       2,500   Checkfree Holdings Corp.*                                      39,100
       2,800   Electronic Data Systems Corp.                                 104,020
       2,600   First Data Corp.                                               96,720
       1,000   Global Payments Inc.*                                          29,750
       1,000   NDCHealth Corp.                                                27,900
                                                                     ---------------
                                                                     $       403,545
                                                                     ---------------
               DIVERSIFIED COMMERCIAL SERVICES - 0.9%
       3,500   Apollo Group Inc.                                     $       137,935
       4,400   Cendant Corp.*                                                 69,872
       2,800   The Dun & Bradstreet Corp.*                                    92,540
         500   H & R Block, Inc.                                              23,075
       4,600   Memberworks Inc.*                                              85,238
       1,100   Sabre Group Holdings, Inc.*                                    39,380
                                                                     ---------------
                                                                     $       448,040
                                                                     ---------------
               EMPLOYMENT SERVICES - 0.3%
       6,600   ITT Educational Services, Inc.*                       $       143,880
                                                                     ---------------
               ENVIRONMENTAL SERVICES - 0.1%
         400   Allied Waste Industries, Inc.*                        $         3,840
       1,400   Corrections Corporation of America*                            24,220
       1,800   Republic Services Inc.*                                        34,326
                                                                     ---------------
                                                                     $        62,386
                                                                     ---------------
               OFFICE SERVICES & SUPPLIES - 0.3%
       3,500   HON Industries, Inc.                                  $        95,270
       2,300   Paxar Corp.*                                                   38,525
                                                                     ---------------
                                                                     $       133,795
                                                                     ---------------
               TOTAL COMMERCIAL SERVICES & SUPPLIES                  $     1,325,173
                                                                     ---------------
               TRANSPORTATION - 0.5%
               AIRLINES - 0.1%
       3,550   Southwest Airlines Co.                                $        57,368
                                                                     ---------------
               RAILROADS - 0.4%
       3,300   Union Pacific Corp.                                   $       208,824
                                                                     ---------------
               TOTAL TRANSPORTATION                                  $       266,192
                                                                     ---------------
               AUTOMOBILES & COMPONENTS - 1.1%
               AUTO PARTS & EQUIPMENT - 0.5%
       4,800   ArvinMeritor, Inc.*                                   $       115,200
       2,300   American Axle & Manufacturing
               Holdings, Inc.*                                                68,402
         500   Borg-Warner Automotive Inc.                                    28,880
         500   Cooper Tire & Rubber                                           10,275
       1,000   Lear Corp.*                                                    46,250
                                                                     ---------------
                                                                     $       269,007
                                                                     ---------------
               AUTOMOBILE MANUFACTURERS - 0.6%
       4,500   Dura Automotive Systems, Inc.*                        $        93,375
       3,600   General Motors Corp.                                          192,420
                                                                     ---------------
                                                                     $       285,795
                                                                     ---------------
               TOTAL AUTOMOBILES & COMPONENTS                        $       554,802
                                                                     ---------------
               CONSUMER DURABLES & APPAREL - 1.0%
               APPAREL, ACCESSORIES & LUXURY GOODS - 0.1%
         300   Abercrombie & Fitch Co.*                              $         7,236
       2,200   Too, Inc.*                                                     67,760
                                                                     ---------------
                                                                     $        74,996
                                                                     ---------------
               HOMEBUILDING - 0.4%
       1,000   Beazer Homes USA, Inc.*                               $        80,000
         700   D.R. Horton Inc.*                                              18,221
       1,100   Fleetwood Enterprises Inc.*                                     9,570
       1,100   Pulte Homes, Inc.                                              63,228
         200   Winnebago Industries, Inc.*                                     8,800
                                                                     ---------------
                                                                     $       179,819
                                                                     ---------------
               HOUSEWARES & SPECIALTIES - 0.1%
       1,000   Maytag Corp.                                          $        42,650
         100   Whirlpool Corp.*                                                6,536
                                                                     ---------------
                                                                     $        49,186
                                                                     ---------------
               LEISURE PRODUCTS - 0.3%
       1,300   Harley-Davidson, Inc.                                 $        66,651
         300   International Speedway Corp.                                   12,030
       1,300   Mattel, Inc.                                                   27,404
       1,500   Championship Auto Racing Teams, Inc.*                          14,775
         300   Polaris Industries, Inc.                                       19,500
                                                                     ---------------
                                                                     $       140,360
                                                                     ---------------
               PHOTOGRAPHIC PRODUCTS - 0.1%
       1,000   Eastman Kodak Co.                                     $        29,170
                                                                     ---------------
               TEXTILES - 0.0%
         120   Enpro Industries, Inc.*                               $           630
                                                                     ---------------
               TOTAL CONSUMER DURABLES & APPAREL                     $       474,161
                                                                     ---------------

     The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
               HOTELS, RESTAURANTS & LEISURE - 1.0%
               CASINOS & GAMING - 0.2%
         600   Aztar Corp.*                                          $        12,480
         400   International Game Technology*                                 22,680
       2,400   Mandalay Resort Group*                                         66,168
       1,700   Park Place Entertainment Corp.*                                17,425
                                                                     ---------------
                                                                     $       118,753
                                                                     ---------------
               HOTELS, RESTAURANTS & LEISURE - 0.1%
       1,700   RFS Hotel Investors, Inc.*                            $        23,018
                                                                     ---------------
               RESTAURANTS - 0.7%
         450   Darden Restaurants                                    $        11,115
       7,300   Ruby Tuesday, Inc.                                            141,620
      12,450   Ryan's Family Steak Houses, Inc.*                             164,465
         600   Tricon Global Restaurants, Inc.*                               17,550
                                                                     ---------------
                                                                     $       334,750
                                                                     ---------------
               TOTAL HOTELS, RESTAURANTS & LEISURE                   $       476,521
                                                                     ---------------
               MEDIA - 2.1%
               ADVERTISING - 0.0%
       1,100   Catalina Marketing Corp.*                             $        31,042
         400   Omnicom Group                                                  18,320
                                                                     ---------------
                                                                     $        49,362
                                                                     ---------------
               BROADCASTING & CABLE TV - 0.8%
       4,200   Clear Channel Communications, Inc.*                   $       134,484
      10,200   Comcast Corp.*                                                238,986
                                                                     ---------------
                                                                     $       373,470
                                                                     ---------------
               MOVIES & ENTERTAINMENT - 0.9%
      12,400   AOL Time - Warner, Inc.*                              $       182,404
      10,800   The Walt Disney Co.                                           204,120
         900   Viacom, Inc. (Class B) (Non-voting)*                           39,933
                                                                     ---------------
                                                                     $       426,457
                                                                     ---------------
               PUBLISHING - 0.4%
       1,500   Gannett Co.                                           $       113,850
       3,100   Interactive Data Corp.*                                        45,136
         400   New York Times Co.                                             20,600
         100   Tribune Co.                                                     4,350
                                                                     ---------------
                                                                     $       183,936
                                                                     ---------------
               TOTAL MEDIA                                           $     1,033,225
                                                                     ---------------
               RETAILING - 4.1%
               APPAREL RETAIL - 0.5%
       1,400   Liz Claiborne, Inc.                                   $        44,520
       6,200   Reebok International Ltd.*                                    182,900
       1,200   Steven Madden, Ltd.*                                           23,795
                                                                     ---------------
                                                                     $       251,215
                                                                     ---------------
               COMPUTER & ELECTRONICS RETAIL - 0.1%
       1,250   Best Buy Co., Inc.*                                   $        45,375
       1,900   WebEx Communications, Inc.*                                    30,210
                                                                     ---------------
                                                                     $        75,585
                                                                     ---------------
               GENERAL MERCHANDISE STORES - 1.8%
       3,000   Action Performance Co.*                               $        94,800
       6,733   99 Cents Only Stores*                                         172,701
       3,700   Sears, Roebuck and Co.                                        200,910
       7,600   Wal-Mart Stores, Inc.                                         418,076
                                                                     ---------------
                                                                     $       886,487
                                                                     ---------------
               HOME IMPROVEMENT RETAIL - 1.3%
       7,300   Home Depot, Inc.                                      $       268,129
       6,700   Lowe's Companies, Inc.                                        304,180
       2,200   Sherwin-Williams Co.                                           65,846
                                                                     ---------------
                                                                     $       638,155
                                                                     ---------------
               SPECIALTY STORES - 0.4%
       5,500   AutoNation, Inc.*                                     $        79,750
         300   AutoZone, Inc.*                                                23,190
         300   Group 1 Automotive, Inc.*                                      11,445
       1,500   Rent-A-Center, Inc.*                                           87,015
         500   United Auto Group, Inc.*                                       10,450
                                                                     ---------------
                                                                     $       211,850
                                                                     ---------------
               TOTAL RETAILING                                       $     2,063,292
                                                                     ---------------
               FOOD & DRUG RETAILING - 1.5%
               FOOD DISTRIBUTORS - 0.0%
       1,100   International Multifoods Corp.*                       $        28,600
                                                                     ---------------
               FOOD RETAIL - 1.5%
       2,700   Albertson's, Inc.                                     $        82,242
         400   ConAgra, Inc.                                                  11,060
       1,600   Dole Food Co.*                                                 46,160
      10,200   Kroger Co.*                                                   202,980
         700   Sanderson Farms, Inc.                                          17,507
       1,700   Smithfield Foods, Inc.*                                        31,535
       2,400   Sara Lee Corp.                                                 49,536
       5,300   Safeway, Inc.*                                                154,707
       8,600   Winn-Dixie Stores, Inc.                                       134,074
         700   WSFS Financial Corp.                                           18,109
                                                                     ---------------
                                                                     $       747,910
                                                                     ---------------
               TOTAL FOOD & DRUG RETAILING                           $       776,510
                                                                     ---------------
               FOOD, BEVERAGE & TOBACCO - 2.4%
               AGRICULTURAL PRODUCTS - 0.2%
       3,700   Corn Products International, Inc.                     $       115,144
                                                                     ---------------

     The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
               DISTILLERS & VINTNERS - 0.3%
       2,600   Anheuser-Busch Companies, Inc.                        $       130,000
         100   Adolph Coors Co. (Class B)*                                     6,230
                                                                     ---------------
                                                                     $       136,230
                                                                     ---------------
               SOFT DRINKS - 1.3%
       3,900   The Coca-Cola Co.                                     $       218,400
       6,300   PepsiAmericas Inc.                                             94,122
       2,400   The Pepsi Bottling Group, Inc.*                                73,920
       4,930   PepsiCo, Inc.                                                 237,626
                                                                     ---------------
                                                                     $       624,068
                                                                     ---------------
               TOBACCO - 0.6%
       7,300   Philip Morris Co., Inc.                               $       318,864
         200   RJ Reynolds Tobacco Holdings                                   10,750
                                                                     ---------------
                                                                     $       329,614
                                                                     ---------------
               TOTAL, FOOD BEVERAGE & TOBACCO                        $     1,205,056
                                                                     ---------------
               HOUSEHOLD & PERSONAL PRODUCTS - 1.9%
               HOUSEHOLD PRODUCTS - 1.2%
       1,700   Colgate-Palmolive Co.                                 $        85,085
       2,400   Clorox Co.                                                     99,240
       5,000   Procter & Gamble Co.                                          446,500
                                                                     ---------------
                                                                     $       630,825
                                                                     ---------------
               PERSONAL PRODUCTS - 0.7%
       1,500   Avon Products, Inc.                                   $        78,360
       4,200   Kimberly-Clark Corp.                                          260,400
                                                                     ---------------
                                                                     $       338,760
                                                                     ---------------
               TOTAL HOUSEHOLD & PERSONAL PRODUCTS                   $       969,585
                                                                     ---------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 5.6%
               HEALTH CARE DISTRIBUTORS & SERVICES - 2.7%
       4,200   Abbott Laboratories                                   $       158,130
       3,100   Allergan, Inc.                                                206,925
       8,500   Bristol-Myers Squibb Co.                                      218,450
      10,040   Johnson & Johnson                                             524,690
       1,300   Pharmaceutical Resources Inc.*                                 36,114
       2,900   US Oncology Inc.*                                              24,157
       2,900   Wyeth, Inc.                                                   148,480
                                                                     ---------------
                                                                     $     1,316,946
                                                                     ---------------
               HEALTH CARE EQUIPMENT - 1.7%
         689   Advanced Medical Optics Inc.*                         $           689
       2,900   Baxter International, Inc.                                    128,905
       1,100   C. R. Bard, Inc.                                               62,238
         300   Becton, Dickinson & Co.                                        10,335
       4,300   Guidant Corp.*                                                129,989
       1,000   Henry Schein, Inc.*                                            44,500
       3,300   Medtronic, Inc.*                                              141,405

         100   Noven Pharmaceuticals Inc.*                           $         2,550
       8,500   Novoste Corp.*                                                 39,270
       4,300   Priority Healthcare Corp.*                                    101,050
       2,400   Steris Corp.*                                                  45,864
       2,900   Stryker Corp.                                                 155,179
         120   Zimmer Holdings, Inc.*                                          4,279
                                                                     ---------------
                                                                     $       866,253
                                                                     ---------------
               HEALTH CARE EQUIPMENT & SERVICES - 0.1%
         200   Planar Systems Inc.*                                  $         3,850
         200   Possis Medical, Inc.*                                           2,470
       8,900   Web MD Corp.*                                                  50,107
                                                                     ---------------
                                                                     $        56,427
                                                                     ---------------
               HEALTH CARE FACILITIES - 0.4%
       1,800   DaVita, Inc.*                                         $        42,840
         200   HCA, Inc.                                                       9,500
         600   Health Management Associates, Inc.*                            12,090
       2,200   Sunrise Assisted Living Inc.*                                  58,960
       1,100   Universal Health Services, Inc. (Class B)*                     53,900
                                                                     ---------------
                                                                     $       177,290
                                                                     ---------------
               MANAGED HEALTH CARE - 0.7%
       2,000   CIGNA Corp.                                           $       194,840
       3,200   Express Scripts, Inc.*                                        160,352
         400   PacifiCare Health Systems, Inc.*                               10,880
                                                                     ---------------
                                                                     $       366,072
                                                                     ---------------
               TOTAL HEALTH CARE EQUIPMENT &
               SUPPLIES                                              $     2,782,988
                                                                     ---------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 3.7%
               BIOTECHNOLOGY - 1.1%
       3,800   Amgen, Inc.*                                          $       159,144
       2,400   Charles River Laboratories
               International, Inc.*                                           84,120
       3,900   Immunex Corp.*                                                 87,126
       2,600   Ligand Pharmaceuticals Inc. (Class B)*                         37,700
       2,099   Pharmacia Corp.                                                78,608
       6,500   SICOR, Inc.*                                                  120,510
                                                                     ---------------
                                                                     $       567,208
                                                                     ---------------
               PHARMACEUTICALS - 2.6%
       1,900   Eli Lilly & Co.                                       $       107,160
       6,300   Merck & Co., Inc.                                             319,032
         400   Mylan Laboratories, Inc.                                       12,540
      20,250   Pfizer, Inc.                                                  708,750
       4,800   Schering-Plough Corp.                                         118,080
                                                                     ---------------
                                                                     $     1,265,562
                                                                     ---------------
               TOTAL PHARMACEUTICALS &
               BIOTECHNOLOGY                                         $     1,832,770
                                                                     ---------------

     The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
               BANKS - 5.9%
       4,600   Astoria Financial Corp.*                              $       147,430
       7,100   Bank of America Corp.                                         499,556
         515   BOK Financial Corp.*                                           17,232
       3,100   Commercial Federal Corp.                                       89,900
       8,600   Fleet Boston Financial Corp.                                  278,210
       3,100   Golden West Financial Corp.                                   213,218
       1,400   Hudson United Bancorp                                          39,984
         100   Iberiabank Corp.                                                4,054
       8,090   J.P. Morgan Chase & Co.                                       274,413
       3,400   National City Corp.                                           113,050
       4,300   Net.B@nk, Inc.*                                                50,095
       1,000   PNC Bank Corp.                                                 52,280
       2,500   Roslyn Bancorp, Inc.                                           54,575
      11,500   U.S. Bancorp                                                  268,525
       5,100   Wachovia Corp.                                                194,718
       1,430   Washington Federal, Inc.                                       36,122
       5,600   Washington Mutual, Inc.                                       207,816
       4,500   Webster Financial Corp.                                       172,080
       4,100   Wells Fargo & Co.                                             205,246
                                                                     ---------------
                                                                     $     2,918,504
                                                                     ---------------
               TOTAL BANKS                                           $     2,918,504
                                                                     ---------------
               DIVERSIFIED FINANCIALS - 4.5%
               CONSUMER FINANCE - 0.7%
         900   Allied Capital Corp.*                                 $        20,385
         700   Countrywide Credit Industries, Inc.                            33,775
       4,700   Household International, Inc.                                 233,590
       4,300   Metris Companies Inc.                                          35,733
                                                                     ---------------
                                                                     $       323,483
                                                                     ---------------
               DIVERSIFIED FINANCIAL SERVICES - 3.8%
      15,100   Citigroup, Inc.                                       $       585,125
       3,400   Downey Financial Corp.                                        160,820
         300   Dollar Thrifty Automotive Group*                                7,770
         400   Equity Inns, Inc.                                               3,220
       1,200   Excel Realty Trust, Inc.                                       20,124
       4,600   Federal National Mortgage Association                         339,250
       2,700   Freddie Mac                                                   165,240
       5,500   John Hancock Financial Services, Inc.*                        193,600
       7,200   Liberty Media Corp.                                            72,000
       1,200   Lehman Brothers Holdings, Inc.                                 75,024
       2,200   Merrill Lynch & Co., Inc.                                      89,100
       3,800   Morgan Stanley, Dean Witter and Co.                           163,704
       1,500   Stilwell Financial, Inc.                                       27,300
         250   Westwood Holdings Group Inc.*                                     250
                                                                     ---------------
                                                                     $     1,902,527
                                                                     ---------------
               TOTAL DIVERSIFIED FINANCIALS                          $     2,226,010
                                                                     ---------------
               INSURANCE - 2.3%
               INSURANCE - 0.2%
       3,100   Brown & Brown Inc.                                    $        97,650
                                                                     ---------------
               INSURANCE BROKERS - 0.2%
         500   Aon Corp.                                             $        14,740
       1,500   Hilb, Rogal and Hamilton Co.                                   67,875
                                                                     ---------------
                                                                     $        82,615
                                                                     ---------------
               LIFE & HEALTH INSURANCE - 0.7%
         700   Aetna, Inc.*                                          $        33,579
       1,500   AmerUs Group Co.                                               55,650
       1,300   Lincoln National Corp.                                         54,600
       6,300   MetLife, Inc.*                                                181,440
         400   Torchmark Corp.*                                               15,280
                                                                     ---------------
                                                                     $       340,549
                                                                     ---------------
               MULTI-LINE INSURANCE - 0.8%
       4,505   American International Group, Inc.                    $       307,376
       1,600   Loews Corp.                                                    84,784
                                                                     ---------------
                                                                     $       392,160
                                                                     ---------------
               PROPERTY & CASUALTY INSURANCE - 0.4%
       1,700   American Financial Group, Inc.*                       $        40,630
       3,750   Fidelity National Financial, Inc.*                            118,500
       1,400   Radian Group, Inc.                                             68,390
                                                                     ---------------
                                                                     $       227,520
                                                                     ---------------
               TOTAL INSURANCE                                       $     1,140,494
                                                                     ---------------
               REAL ESTATE - 0.4%
               REAL ESTATE INVESTMENT TRUSTS - 0.4%
       3,100   Equity Office Properties Trust                        $        93,310
       2,800   FelCor Suite Hotels, Inc.                                      51,380
         100   First Industrial Realty Trust, Inc.                             3,285
         300   HRPT Properties Trust*                                          2,655
         100   Parkway Properties, Inc.                                        3,638
         900   iStar Financial, Inc.                                          25,650
         800   United Dominion Realty Trust                                   12,600
                                                                     ---------------
                                                                     $       192,518
                                                                     ---------------
               Total Real Estate                                     $       192,518
                                                                     ---------------
               SOFTWARE & SERVICES - 2.7%
               APPLICATION SOFTWARE - 2.4%
       4,700   Autodesk, Inc.                                        $        62,275
         200   BARRA, Inc.*                                                    7,436
       1,700   Cadence Design System Inc.*                                    27,404
       3,000   Compuware Corp.*                                               18,210
       2,700   Emulex Corp.*                                                  60,777
       1,700   Electronic Arts, Inc.*                                        112,285
         500   Intuit, Inc.*                                                  24,860

     The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
               APPLICATION SOFTWARE - CONTINUED
       1,800   Macromedia, Inc.*                                     $        15,966
       4,200   McAfee.com Corp.*                                              61,488
         300   Mercury Interactive Corp.*                                      6,888
      10,200   Microsoft Corp.*                                              552,024
       6,400   Oracle Corp.*                                                  60,608
         700   Phoenix Technologies Ltd.*                                      7,000
         700   Synopsys, Inc.*                                                38,367
       2,300   Sybase Inc.*                                                   24,265
       3,700   Symantec Corp.*                                               121,545
                                                                     ---------------
                                                                     $     1,201,398
                                                                     ---------------
               SOFTWARE & SERVICES - 0.0%
         100   CDI Corp.*                                            $         3,255
         100   Systems & Computer Technology Corp.*                            1,351
                                                                     ---------------
                                                                     $         4,606
                                                                     ---------------
               SYSTEMS SOFTWARE - 0.3%
         700   Computer Sciences Corp.*                              $        33,460
       3,000   GSI Commerce Inc.*                                             22,350
         400   SunGard Data Systems, Inc.*                                    10,592
       2,300   Take-Two Interactive Software, Inc.*                           47,357
                                                                     ---------------
                                                                     $       113,759
                                                                     ---------------
               TOTAL SOFTWARE & SERVICES                             $     1,319,763
                                                                     ---------------
               TECHNOLOGY HARDWARE & EQUIPMENT - 6.0%
               COMPUTER HARDWARE - 2.0%
       1,400   Apple Computer, Inc.*                                 $        24,808
      11,500   Dell Computer Corp.*                                          300,610
      21,622   Hewlett-Packard Co.                                           330,384
       4,900   IBM Corp.*                                                    352,800
                                                                     ---------------
                                                                     $     1,008,602
                                                                     ---------------
               COMPUTER STORAGE & PERIPHERALS - 0.2%
       2,200   Iomega Corp.*                                         $        28,270
       1,000   Lexmark International Group, Inc.*                             54,400
                                                                     ---------------
                                                                     $        82,670
                                                                     ---------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
       1,100   General Motors Corp. (Class H)*                       $        11,440
         300   Lennox International Inc.                                       5,397
         200   Oak Technology, Inc.*                                             906
                                                                     ---------------
                                                                     $        17,743
                                                                     ---------------
               NETWORKING EQUIPMENT - 0.1%
         800   Avocent Corp.*                                        $        12,736
       2,100   Brocade Communications Systems Inc.*                           36,708
                                                                     ---------------
                                                                     $        49,444
                                                                     ---------------
               SEMICONDUCTOR EQUIPMENT - 0.0%
         200   KLA-Tencor Corp.*                                     $         8,798
                                                                     ---------------
               SEMICONDUCTORS - 2.2%
          72   Agere Systems Inc.*                                   $           101
       4,900   Altera Corp.*                                                  66,640
       3,600   ESS Technology, Inc.*                                          63,144
      27,000   Intel Corp.                                                   493,290
       3,200   NVIDIA Corp.*                                                  54,976
         900   Qlogic Corp.*                                                  34,290
         400   Silicon Laboratories Inc.*                                     10,824
       2,600   Semtech Corp.*                                                 69,420
      11,800   Texas Instruments, Inc.                                       279,660
                                                                     ---------------
                                                                     $     1,072,345
                                                                     ---------------
               TELECOMMUNICATIONS EQUIPMENT - 1.5%
      34,800   Cisco Systems, Inc.*                                  $       485,460
         600   Century Telephone Enterprises, Inc.                            17,700
         400   Harmonic, Inc.*                                                 1,464
       1,300   Inter-Tel, Inc.                                                22,243
       6,700   Lucent Technologies, Inc.*                                     11,122
      12,600   Motorola, Inc.                                                181,692
       2,500   RF Micro Devices Inc.*                                         19,050
                                                                     ---------------
                                                                     $       738,731
                                                                     ---------------
               TOTAL TECHNOLOGY HARDWARE &
               EQUIPMENT                                             $     2,978,333
                                                                     ---------------
               TELECOMMUNICATION SERVICES - 2.1%
               INTEGRATED TELECOMMUNICATION SERVICES - 1.8%
       7,100   AT&T Corp.                                            $        75,970
       5,000   BellSouth Corp.                                               157,500
       1,700   Methode Electronics, Inc.                                      21,709
       2,600   PanAmSat Corp.*                                                58,760
       9,600   Sprint Corp.                                                  101,856
       8,232   SBC Communications, Inc.                                      251,076
       5,200   Verizon Communications, Inc.                                  208,780
      22,600   WorldCom, Inc.-WorldCom Group*                                  3,390
                                                                     ---------------
                                                                     $       879,041
                                                                     ---------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.3%
      21,707   AT&T Wireless Services, Inc.*                         $       126,986
       3,500   Nextel Partners, Inc.                                          10,535
       4,100   Powerwave Technologies Inc.*                                   37,556
                                                                     ---------------
                                                                     $       175,077
                                                                     ---------------
               TOTAL TELECOMMUNICATION SERVICES                      $     1,054,118
                                                                     ---------------
               UTILITIES - 1.6%
               ELECTRIC UTILITIES - 1.4%
       1,500   American Electric Power Co., Inc.                     $        60,030
       2,200   Avista Corp.                                                   30,360


     The accompanying notes are an integral part of these financial statements.

    SHARES                                                         VALUE
               ELECTRIC UTILITIES - CONTINUED
       1,600   Constellation Energy Group                            $        46,944
       1,300   Duke Energy Corp.                                              40,430
       1,300   Entergy Corp.                                                  55,172
      19,700   Mirant Corp.*                                                 143,810
       1,800   NorthWestern Corp.                                             30,510
       2,200   PG&E Corp.*                                                    39,358
         300   Public Service Enterprise Group, Inc.                          12,990
         400   Pinnacle West Capital Corp.*                                   15,800
       3,600   Reliant Energy, Inc.                                           60,840
         800   Reliant Resources Inc.*                                         7,000
       2,100   TXU Corp.                                                     108,255
       1,300   Wisconsin Energy Corp.                                         32,851
                                                                     ---------------
                                                                     $       684,350
                                                                     ---------------
               GAS UTILITIES - 0.2%
       1,000   Dynegy, Inc.                                          $         7,200
         300   El Paso Corp.                                                   6,183
       1,100   Sempra Energy                                                  24,343
       2,700   Questar Corp.                                                  66,690
                                                                     ---------------
                                                                     $       104,416
                                                                     ---------------
               MULTI-UTILITIES & UNREGULATED POWER - 0.0%
       2,600   Aquila, Inc.                                          $        20,800
                                                                     ---------------
               UTILITIES - 0.0%
         200   PNM Resources Inc.                                    $         4,840
                                                                     ---------------
               TOTAL UTILITIES                                       $       814,406
                                                                     ---------------
               CONSUMER STAPLES - 0.1%
               RETAIL STORES (FOOD CHAINS) - 0.1%
       1,100   Whole Foods Market Inc.*                              $        53,042
                                                                     ---------------
               TOTAL CONSUMER STAPLES                                $        53,042
                                                                     ---------------
               FINANCIALS - 0.2%
               BANKS (REGIONAL) - 0.0%
       1,430   Republic Bancorp Inc.                                 $        21,364
                                                                     ---------------
               INVESTMENT BANK/BROKERAGE - 0.1%
         300   Goldman Sachs Group Inc.                              $        22,005
       1,000   SWS Group, Inc.                                                19,620
                                                                     ---------------
                                                                     $        41,625
                                                                     ---------------
               SAVINGS & LOAN COMPANIES - 0.0%
         600   MAF Bancorp, Inc.                                     $        22,560
                                                                     ---------------
               TOTAL FINANCIALS                                      $        85,549
                                                                     ---------------
               HEALTH CARE - 0.1%
               HEALTH CARE (SPECIALIZED SERVICES) - 0.1%
       2,000   Apria Healthcare Group, Inc.*                         $        44,800
                                                                     ---------------
               TOTAL HEALTH CARE                                     $        44,800
                                                                     ---------------
               TOTAL COMMON STOCKS
               (COST $35,194,316)                                    $    31,258,406
                                                                     ---------------

     The accompanying notes are an integral part of these financial statements.

PRINCIPAL                S&P/MOODY'S
   AMOUNT                RATINGS                                                                                  VALUE
                                                    CONVERTIBLE CORPORATE BOND - 0.1%
                                                    TELECOMMUNICATION SERVICES - 0.1%
                                                    WIRELESS TELECOMMUNICATION SERVICES - 0.1%
         $   50,000       B-/B2                     Vodafone Group, plc, 7.75%, 2/15/10                            $   53,163
                                                                                                                   ----------
                                                    TOTAL TELECOMMUNICATION SERVICES                               $   53,163
                                                                                                                   ----------
                                                    TOTAL CONVERTIBLE CORPORATE BOND
                                                    (Cost $55,615)                                                 $   53,163
                                                                                                                   ----------
                                                    ASSET BACKED SECURITIES - 0.8%
                                                    DIVERSIFIED FINANCIALS - 0.8%
                                                    DIVERSIFIED FINANCIAL SERVICES - 0.8%
            200,000       NR/NR                     Morgan Stanley, Dean Witter and Co., 7.20%, 10/15/33           $  220,015
            180,000       AAA/NR                    PNC Mortgage Acceptance Corp., 7.33%, 12/10/32                    199,599
                                                                                                                   ----------
                                                                                                                   $  419,614
                                                                                                                   ----------
                                                    TOTAL DIVERSIFIED FINANCIALS                                   $  419,614
                                                                                                                   ----------
                                                    TOTAL ASSET BACKED SECURTIES
                                                    (Cost $403,738)                                                $  419,614
                                                                                                                   ----------
                                                    COLLATERALIZED MORTGAGE OBLIGATION - 0.2%
                                                    MISCELLANEOUS - 0.2%
            100,000       NR/NR                     J.P. Morgan Commercial Mortgage Finance Corp., 7.37%, 8/15/32  $  110,943
                                                                                                                   ----------
                                                    TOTAL MISCELLANEOUS                                            $  110,943
                                                                                                                   ----------
                                                    TOTAL COLLATERLIZED MORTGAGE OBLIGATION
                                                    (Cost $104,711)                                                $  110,943
                                                                                                                   ----------
                                                    CORPORATE BONDS - 9.0%
                                                    MISCELLANEOUS - 0.0%
             20,000       A+/A2                     United Technologies Corp., 6.10%, 5/15/12                      $   20,715
                                                                                                                   ----------
                                                    TOTAL MISCELLANEOUS                                            $   20,715
                                                                                                                   ----------
                                                    ENERGY - 0.3%
                                                    INTEGRATED OIL & GAS - 0.2%
             30,000       A-/A3                     Conoco Funding Co., 6.35%, 10/15/11                            $   31,103
             40,000       BBB/Baa2                  Occidental Petroleum, 6.75%, 1/15/12                               42,047
                                                                                                                   ----------
                                                                                                                   $   73,150
                                                                                                                   ----------
                                                    OIL & GAS EXPLORATION & PRODUCTION - 0.1%
             60,000       BBB/Baa2                  Kerr-McGee Corp., 7.88%, 9/15/31                               $   65,924
                                                                                                                   ----------
                                                    TOTAL ENERGY                                                   $  139,074
                                                                                                                   ----------
                                                    MATERIALS - 0.8%
                                                    ALUMINUM - 0.1%
             60,000       A+/A1                     Alcoa, Inc., 7.38%, 8/1/10                                      $  66,676
                                                                                                                   ----------
                                                    DIVERSIFIED METALS & MINING - 0.2%
            100,000       AA-/Aa3                   Rio Tinto Finance USA Ltd., 5.75%, 7/3/06                      $  104,032
                                                                                                                   ----------
                                                    METAL & GLASS CONTAINERS - 0.1%
             40,000       BBB-/Baa3                 Tenneco Packaging, 8.125%, 6/15/17                             $   45,533
                                                                                                                   ----------

     The accompanying notes are an integral part of these financial statements.

PRINCIPAL                S&P/MOODY'S
   AMOUNT                RATINGS                                                                                  VALUE
                                                    PAPER PRODUCTS - 0.4%
         $  140,000       BBB/Baa1                  International Paper Co., 8.0%, 7/8/03                          $  146,788
             20,000       BBB/Baa2                  Sappi Pappier Holding AG, 6.75%, 6/15/12 (144A)                    20,252
             30,000       BBB/Baa2                  Weyerhaeuser Co., 6.75%, 3/15/12 (144A)                            31,065
                                                                                                                   ----------
                                                                                                                   $  198,105
                                                                                                                   ----------
                                                    TOTAL MATERIALS                                                $  414,346
                                                                                                                   ----------
                                                    CAPITAL GOODS - 0.5%
                                                    AEROSPACE & DEFENSE - 0.2%
             75,000       BBB-/Baa3                 Raytheon Co., 8.2%, 3/1/06                                     $   82,707
                                                                                                                   ----------
                                                    ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
             30,000       AAA/Aaa                   General Electric Capital Corp., 6.75%, 3/15/32                 $   29,468
             50,000       NR/NR                     General Electric Capital Corp., 6.0%, 6/15/12                      49,763
                                                                                                                   ----------
                                                                                                                   $   79,231
                                                                                                                   ----------
                                                    INDUSTRIAL MACHINERY - 0.1%
             60,000       A+/A2                     Caterpillar, Inc., 7.25%, 9/15/09                              $   66,056
                                                                                                                   ----------
                                                    TOTAL CAPITAL GOODS                                            $  227,994
                                                                                                                   ----------
                                                    TRANSPORTATION - 0.1%
                                                    RAILROADS - 0.1%
             30,000       A-/Baa2                   Canadian Pacific Railroad, 6.25%, 10/15/11                     $   30,728
                                                                                                                   ----------
                                                    TOTAL TRANSPORTATION                                           $   30,728
                                                                                                                   ----------
                                                    AUTOMOBILES & COMPONENTS - 0.5%
                                                    AUTOMOBILE MANUFACTURERS - 0.5%
            250,000       A/A2                      General Motors Acceptance Corp., 5.75%, 11/10/03               $  256,293
                                                                                                                   ----------
                                                    TOTAL AUTOMOBILES & COMPONENTS                                 $  256,293
                                                                                                                   ----------
                                                    MEDIA - 0.8%
                                                    BROADCASTING & CABLE TV - 0.3%
             75,000       NR/NR                     Clear Channel Communications, 7.65%, 9/15/10                   $   76,679
             50,000       A-/Baa1                   Continental Cablevision, 8.3%, 5/15/06                             51,146
                                                                                                                   ----------
                                                                                                                   $  127,825
                                                                                                                   ----------
                                                    MEDIA - 0.0%
             50,000       NR/NR                     Comcast Cable Corp., 6.75%, 1/30/11                            $   44,659
                                                                                                                   ----------
                                                    MOVIES & ENTERTAINMENT - 0.3%
             30,000       BBB+/Baa1                 AOL Time Warner, Inc., 7.63%, 4/15/31                          $   26,268
             30,000       BBB+/Baa1                 AOL Time Warner, Inc., 7.7%, 5/1/32                                26,613
             75,000       BBB+/A3                   Viacom Inc., 7.75%, 6/1/05                                         82,219
                                                                                                                   ----------
                                                                                                                   $  135,100
                                                                                                                   ----------
                                                    PUBLISHING - 0.2%
             20,000       A/A2                      E.W. Scripps Co., 5.75%, 7/15/12                               $   19,902
             70,000       NR/NR                     News America, Inc., 7.3%, 4/30/28                                  62,452
                                                                                                                   ----------
                                                                                                                   $   82,354
                                                                                                                   ----------
                                                    TOTAL MEDIA                                                    $  389,938
                                                                                                                   ----------
                                                    RETAILING - 0.0%
                                                    GENERAL MERCHANDISE STORES - 0.0%
             20,000       A+/A2                     Target Corp., 5.95%, 5/15/06                                   $   21,003
                                                                                                                   ----------
                                                    TOTAL RETAILING                                                $   21,003
                                                                                                                   ----------

     The accompanying notes are an integral part of these financial statements.

PRINCIPAL                S&P/MOODY'S
   AMOUNT                RATINGS                                                                                  VALUE
                                                    FOOD & DRUG RETAILING - 0.4%
                                                    FOOD & DRUG RETAILING - 0.2%
         $   80,000       B-/B2                     Kroger Co., 6.75%, 4/15/12                                     $   82,822
                                                                                                                   ----------
                                                    FOOD RETAIL - 0.2%
             50,000       NR/NR                     General Mills Inc., 6.0%, 2/15/12                              $   49,529
             30,000       BBB/Baa2                  Safeway, Inc., 6.5%, 11/15/08                                      31,687
                                                                                                                   ----------
                                                                                                                   $   81,216
                                                                                                                   ----------
                                                    TOTAL FOOD & DRUG RETAILING                                    $  164,038
                                                                                                                   ----------
                                                    FOOD, BEVERAGE & TOBACCO - 0.2%
                                                    DISTILLERS & VINTNERS - 0.1%
             30,000       BBB+/Baa2                 Coors Brewing Corp., 6.38%, 5/15/12 (144A)                     $   30,870
                                                                                                                   ----------
                                                    SOFT DRINKS - 0.1%
             75,000       NR/NR                     The Coca-Cola Co., 6.125, 8/15/11                              $   77,236
                                                                                                                   ----------
                                                    TOTAL FOOD BEVERAGE & TOBACCO                                  $  108,106
                                                                                                                   ----------
                                                    HOUSEHOLD & PERSONAL PRODUCTS - 0.0%
             20,000       NR/NR                     Procter & Gamble, 4.75%, 6/15/07                               $   20,184
                                                                                                                   ----------
                                                    TOTAL HOUSEHOLD & PERSONAL PRODUCTS                            $   20,184
                                                                                                                   ----------
                                                    BANKS - 1.0%
             75,000       A+/Aa2                    Bank of America Corp., 5.25%, 2/1/07                           $   76,562
             70,000       A/Aa3                     Bank One Corp., 6.88%, 8/1/06                                      75,649
             50,000       A+/AA3                    Banc One Corp., 5.50%, 3/26/07                                     51,433
             50,000       A/A2                      JP Morgan Chase & Co., 5.25%, 5/30/07                              50,289
            125,000       A/A1                      First Union National Bank, 7.80%, 8/18/10                         139,912
             75,000       A+/Aa2                    National Westminster, 7.38%, 10/1/09                               83,616
                                                                                                                   ----------
                                                                                                                   $  477,461
                                                                                                                   ----------
                                                    TOTAL BANKS                                                    $  477,461
                                                                                                                   ----------
                                                    DIVERSIFIED FINANCIALS - 2.0%
                                                    CONSUMER FINANCE - 0.8%
            350,000       BBB+/A2                   Ford Motor Credit Co., 9.14%, 12/30/14                         $  371,864
             40,000       A/A2                      General Motors Acceptance Corp., 7.75%, 1/19/10                    42,324
                                                                                                                   ----------
                                                                                                                   $  414,188
                                                                                                                   ----------
                                                    DIVERSIFIED FINANCIAL SERVICES - 1.2%
             80,000       AA-/Aa3                   Associates Corp. of North America, 5.75%, 11/1/03              $   83,123
            100,000       NR/NR                     Citigroup, Inc., 7.25%, 10/1/10                                   108,849
             50,000       AA-/Aa3                   Credit Suisse First Boston USA, Inc., 6.5%, 1/15/12                50,392
             75,000       A+/A1                     Goldman Sachs Group, Inc., 6.88%, 1/15/11                          77,756
             50,000       BBB/Baa1                  Norfolk Southern Corp., 7.35%, 5/15/07                             54,954
             75,000       AA-/Aa3                   Morgan Stanley, Dean Witter and Co., 6.1%, 4/15/06                 78,161
            125,000       AA-/Aa3                   Morgan Stanley, Dean Witter and Co., 6.6%, 4/1/12                 127,386
                                                                                                                   ----------
                                                                                                                   $  580,621
                                                                                                                   ----------
                                                    TOTAL DIVERSIFIED FINANCIALS                                   $  994,809
                                                                                                                   ----------
                                                    INSURANCE - 0.3%
                                                    LIFE & HEALTH INSURANCE - 0.3%
            140,000       A-/A2                     Western National Corp., 7.13%, 2/15/04                         $  148,162
                                                                                                                   ----------
                                                    TOTAL INSURANCE                                                $  148,162
                                                                                                                   ----------

     The accompanying notes are an integral part of these financial statements.

PRINCIPAL                S&P/MOODY'S
   AMOUNT                RATINGS                                                                                  VALUE
                                                    TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
                                                    TELECOMMUNICATIONS EQUIPMENT - 0.1%
         $   30,000       A-/A3                     Thomson Corp., 6.2%, 1/5/12                                    $   30,053
                                                                                                                   ----------
                                                    TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                          $   30,053
                                                                                                                   ----------
                                                    TELECOMMUNICATION SERVICES - 1.0%
                                                    INTEGRATED TELECOMMUNICATION SERVICES - 1.0%
             90,000       BB+/BAA1                  AT&T Corp., 8.0%, 11/15/31 (144A)                              $   70,650
             20,000       BBB/Baa2                  AT&T Wireless Services, Inc., 8.75%, 3/1/31                        15,446
             95,000       A-/Baa1                   British Telecom Plc, 8.88%, 12/15/30                              103,471
             20,000       A-/A2                     Deutsche Telecom International Finance, 8.75%, 6/15/30             18,592
             95,000       BBB+/Baa1                 France Telecom, 8.5%, 3/01/31                                      84,029
             26,000       BBB/Baa2                  Quest Corp., 8.88%, 3/15/12 (144A)                                 23,140
             50,000       BBB+/Baa1                 Sprint Capital Corp., 6.88%, 11/15/28                              32,590
             15,000       BBB+/Baa1                 Sprint Capital Corp., 6.9%, 5/1/19                                 10,353
             20,000       BBB+/Baa2                 Sprint Capital Corp., 8.38%, 3/15/12 (144A)                        16,569
             80,000       BBB-/Baa3                 Union Pacific Capital Trust, 7.25%, 11/1/08                        86,872
             35,000       A+/A1                     Verizon Global, 7.75%, 12/1/30                                     33,755
                                                                                                                   ----------
                                                                                                                   $  495,467
                                                                                                                   ----------
                                                    TELECOMMUNICATION SERVICES - 0.0%
             20,000       A+/A1                     Verizon Global Funding Corp., 7.75%, 6/15/32                   $   19,236
                                                                                                                   ----------
                                                    TOTAL TELECOMMUNICATION SERVICES                               $  514,703
                                                                                                                   ----------
                                                    UTILITIES - 0.3%
                                                    ELECTRIC UTILITIES - 0.2%
             30,000       A-/A3                     PPL Electric Utilities, 6.25%, 8/15/09                         $   31,179
             50,000       BBB-/Baa2                 FirstEnergy Corp., 7.38%, 11/15/31                                 47,447
                                                                                                                   ----------
                                                                                                                   $   78,626
                                                                                                                   ----------
                                                    GAS UTILITIES - 0.1%
             80,000       BBB/Baa2                  Limestone Electron Trust, 8.63%, 3/15/03 (144A)                $   78,058
                                                                                                                   ----------
                                                    UTILITIES - 0.0%
             10,000       NR/NR                     NRG Energy, 7.75%, 4/1/11                                      $    7,950
                                                                                                                   ----------
                                                    TOTAL UTILITIES                                                $  164,634
                                                                                                                   ----------
                                                    GOVERNMENT - 0.1%
             40,000       A3/A-                     Novia Scotia Province, 5.75%, 2/27/12                          $   40,813
                                                                                                                   ----------
                                                    TOTAL GOVERNMENT                                               $   40,813
                                                                                                                   ----------
                                                    FINANCIALS - 0.6%
                                                    BANKS (MAJOR REGIONAL) - 0.1%
             75,000       A/A2                      MELLON FINANCIAL, 6.7%, 3/1/08                                 $   81,780
                                                                                                                   ----------
                                                    INVESTMENT BANK/BROKERAGE - 0.5%
            220,000       AA-/AA3                   Merrill Lynch & Co, Inc., 6.38%, 9/8/06                        $  225,930
                                                                                                                   ----------
                                                    TOTAL FINANCIALS                                               $  307,710
                                                                                                                   ----------
                                                    TOTAL CORPORATE BONDS
                                                    (Cost $4,517,100)                                              $4,470,764
                                                                                                                   ----------

     The accompanying notes are an integral part of these financial statements.

PRINCIPAL                S&P/MOODY'S
   AMOUNT                RATINGS                                                                                  VALUE
                                                    U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.2%
                                                    GOVERNMENT - 14.2%
         $  105,000       NR/NR                     U.S. Treasury Notes, 4.88%, 2/15/12                            $  105,394
             50,000       AAA/AAA                   U.S. Treasury Notes, 5.38%, 2/15/31                                48,961
            624,000       AAA/AAA                   U.S. Treasury Bonds, 4.38%, 5/15/07                               632,580
            325,000       NR/AAA                    U.S. Treasury Bonds, 9.25%, 2/15/16                               446,632
            133,926       NR/NR                     Federal Home Loan Mortgage Corp., 6.5%, 5/1/09                    140,362
            143,167       NR/NR                     Federal National Mortgage Association, 6.5%, 8/1/14               148,954
            765,322       NR/NR                     Federal National Mortgage Association, 6.0%, 11/1/14              787,765
            362,010       NR/NR                     Federal National Mortgage Association, 6.0%, 11/1/16              369,792
            471,891       NR/NR                     Federal National Mortgage Association, 7.0%, 12/1/31              489,247
            320,000       NR/Aaa                    Federal National Mortgage Association, 7.0%, 7/15/05              349,952
            140,000       NR/Aaa                    Federal National Mortgage Association, 6.625%, 11/15/10           152,365
             13,000       AA-/Aa2                   Federal National Mortgage Association, 6.25%, 2/1/11               13,665
            155,000       NR/NR                     Federal National Mortgage Association, 6.13%, 3/15/12             164,025
            101,491       NR/NR                     Federal National Mortgage Association, 6.5%, 8/1/13               105,835
            419,241       NR/NR                     Federal National Mortgage Association, 7.0%, 2/1/15               441,339
            487,165       NR/NR                     Federal National Mortgage Association, 5.5%, 2/1/17               488,290
            220,000       AAA/AAA                   Freddie Mac, 5.75%, 1/15/12                                       226,031
            486,118       NR/NR                     Government National Mortgage Association, 7.0%, 2/20/29           504,095
            176,227       NR/NR                     Government National Mortgage Association II, 7.5%, 8/20/29        185,508
            167,563       NR/NR                     Government National Mortgage Association II, 7.5%, 9/20/29        176,388
            342,158       NR/NR                     Government National Mortgage Association, 6.5%, 10/15/28          350,892
            711,176       NR/NR                     Government National Mortgage Association, 6.5%, 2/15/29           728,675
                                                                                                                   ----------
                                                                                                                   $7,056,747
                                                                                                                   ----------
                                                    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                                    (Cost $6,905,680)                                              $7,056,747
                                                                                                                   ----------
                                                    U.S. GOVERNMENT OBLIGATIONS - 0.6%
                                                    GOVERNMENT - 0.6%
            380,000       NR/NR                     U.S. Treasury Strip, 0%, 11/15/15                              $  178,755
             65,000       NR/NR                     U.S. Treasury Strip, 0%, 2/15/13                                   36,869
            210,000       NR/NR                     U.S. Treasury Strip, 0%, 11/15/16                                  91,688
                                                                                                                   ----------
                                                                                                                   $  307,312
                                                                                                                   ----------
                                                    TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                    (Cost $299,288)                                                $  307,312
                                                                                                                   ----------
                                                    TEMPORARY CASH INVESTMENTS - 12.3%
                                                    COMMERCIAL PAPER - 7.0%
          1,000,000       NR/NR                     Amsterdam Funding Corp., 0%, 7/15/02 (144A)                    $  999,899
          1,400,000       NR/NR                     Amsterdam Funding Corp., 0%, 7/19/02 (144A)                     1,398,747
          1,106,000       NR/NR                     Thunder Bay Funding, Inc., 0%, 7/19/02 (144A)                   1,104,999
                                                                                                                   ----------
                                                                                                                   $3,503,645
                                                                                                                   ----------

     The accompanying notes are an integral part of these financial statements.

PRINCIPAL                S&P/MOODY'S
   AMOUNT                RATINGS                                                                                  VALUE
                                                    GOVERNMENT - 5.3%
         $  900,000       NR/NR                     U.S. Treasury Bill, 0%, 9/19/02                               $   896,682
          1,672,000       NR/NR                     Federal Home Loan Bank, 0%, 7/1/02                              1,672,000
                                                                                                                  -----------
                                                                                                                  $ 2,568,682
                                                                                                                  -----------
                                                    TOTAL COMMERCIAL PAPER                                        $ 2,568,682
                                                                                                                  -----------
                                                    TOTAL TEMPORARY CASH INVESTMENTS
                                                    (Cost $6,078,000)                                             $ 6,072,327
                                                                                                                  -----------
                                                    TOTAL INVESTMENTS IN SECURITIES AND
                                                    TEMPORARY CASH INVESTMENTS - 100.0%
                                                    (Cost $47,500,207)                                            $49,749,276
                                                                                                                  -----------

    + A portion of this investment has been pledged to cover margin requirements for futures contracts.
    *   Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2002, the value of these securities amounted to $8,774,249 or 7.48% of total net assets.

     The accompanying notes are an integral part of these financial statements.

   PIONEER HIGH YIELD VCT PORTFOLIO
   PIONEER VARIABLE CONTRACTS TRUST
   SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)


                     S&P/MOODY'S
SHARES               RATINGS                                                                                VALUE
                                             CONVERTIBLE PREFERRED STOCKS - 6.4%
                                             MATERIALS - 0.8%
                                             PAPER PRODUCTS - 0.8%
           6,500      BBB+/N/A               International Paper Capital Trust, 5.25%, 7/20/25              $  313,625
                                                                                                            ----------
                                             TOTAL MATERIALS                                                $  313,625
                                                                                                            ----------
                                             AUTOMOBILES & COMPONENTS - 3.0%
                                             AUTOMOBILE MANUFACTURERS - 3.0%
          25,000      B+/N/A                 Cummins Capital Trust I, 7.0%, 6/15/31 (144A)                  $1,215,625
                                                                                                            ----------
                                             TOTAL AUTOMOBILES & COMPONENTS                                 $1,215,625
                                                                                                            ----------
                                             DIVERSIFIED FINANCIALS - 1.1%
                                             CONSUMER FINANCE - 1.1%

          15,000      NR/NR                  Nuevo Energy, 5.75%, 12/15/26                                  $  444,000
                                                                                                            ----------
                                             TOTAL DIVERSIFIED FINANCIALS                                   $  444,000
                                                                                                            ----------
                                             TECHNOLOGY HARDWARE & EQUIPMENT - 0.8%
                                             TELECOMMUNICATIONS EQUIPMENT - 0.8%

             700      B+/N/A                 Lucent Technologies Inc., 8.0%, 8/1/30 (144A)                  $  339,500
                                                                                                            ----------
                                             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                          $  339,500
                                                                                                            ----------
                                             UTILITIES - 0.7%
                                             GAS UTILITIES - 0.7%
          31,000      NR/NR                  Semco Capital Trust II, 11.0%, 8/16/03                         $  263,500
                                                                                                            ----------
                                             TOTAL UTILITIES                                                $  263,500
                                                                                                            ----------
                                             TOTAL CONVERTIBLE PREFERRED STOCKS
                                             (Cost $3,064,949)                                              $2,576,250
                                                                                                            ----------
       PRINCIPAL
          AMOUNT

                                             CONVERTIBLE CORPORATE BONDS - 58.0%

                                             ENERGY - 1.6%
                                             OIL & GAS DRILLING - 1.6%
       $ 700,000      B-/B3                  Parker Drilling Co., 5.5%, 8/1/04                              $  662,375
                                                                                                            ----------
                                             TOTAL ENERGY                                                   $  662,375
                                                                                                            ----------
                                             MATERIALS - 4.2%
                                             DIVERSIFIED METALS & MINING - 4.2%
         900,000      NR/NR                  Freeport-McMoran Copper & Gold Inc., 8.25%, 1/31/06 (144A)     $1,351,125
         351,000      BBB-/Baa3              Inco Ltd., 7.75%, 3/15/16                                         355,826
                                                                                                            ----------
                                             TOTAL MATERIALS                                                $1,706,951
                                                                                                            ----------
                                             CAPITAL GOODS - 3.6%
                                             ELECTRICAL COMPONENTS & EQUIP. - 2.1%
         500,000      B-/B2                  Benchmark Electrical, 6.0%, 8/15/06                            $  482,500
         500,000      BBB-/Ba1               SCI Systems Inc., 3.0%, 3/15/05                                   352,500
                                                                                                            ----------
                                                                                                            $  835,000
                                                                                                            ----------
                                             INDUSTRIAL MACHINERY - 1.5%
         500,000      NR/NR                  Lennox International Inc., 6.25%, 6/1/09 (144A)                $  606,250
                                                                                                            ----------
                                             TOTAL CAPITAL GOODS                                            $1,441,250
                                                                                                            ----------
                                             COMMERCIAL SERVICES & SUPPLIES - 2.1%
                                             DATA PROCESSING SERVICES - 2.1%
       1,000,000      CCC+/NR                Checkfree Holdings Corp., 6.5%, 12/1/06                        $  850,000
                                                                                                            ----------

   The accompanying notes are an integral part of these financial statements.

       PRINCIPAL      S&P/MOODY'S
          AMOUNT      RATINGS                                                                               VALUE
                                             TOTAL COMMERCIAL SERVICES & SUPPLIES                        $   850,000
                                                                                                         -----------
                                             AUTOMOBILES & COMPONENTS - 2.4%
                                             AUTO PARTS & EQUIPMENT - 2.4%
      $1,000,000      BB-/B3                 Tower Automotive Inc., 5.0%, 8/1/04                         $   952,500
                                                                                                         -----------
                                             TOTAL AUTOMOBILES & COMPONENTS                              $   952,500
                                                                                                         -----------
                                             MEDIA - 2.1%
                                             ADVERTISING - 2.1%
       1,000,000      B-/B2                  Getty Images Inc., 5.0%, 3/15/07                            $   830,000
                                                                                                         -----------
                                             TOTAL MEDIA                                                 $   830,000
                                                                                                         -----------
                                             PHARMACEUTICALS & BIOTECHNOLOGY - 17.5%
                                             BIOTECHNOLOGY - 6.7%
       1,600,000      CCC+/NR                Affymetrix Inc., 4.75%, 2/15/07                             $ 1,324,000
         600,000      NR/NR                  Alkermes Inc., 3.75%, 2/15/07                                   381,000
         700,000      NR/NR                  CV Therapeutics Inc., 4.75%, 3/7/07                             507,500
         700,000      CCC/NR                 Human Genome Sciences, 3.75%, 3/15/07                           469,875
                                                                                                         -----------
                                                                                                         $ 2,682,375
                                                                                                         -----------
                                             PHARMACEUTICALS - 10.8%
         100,000      B/NR                   Alpharma Inc., 5.75%, 4/1/05                                $    90,500
       1,100,000      B/NR                   Alpharma Inc., 3.0%, 6/1/06                                   1,083,500
         300,000      NR/NR                  Cubist Pharmaceuticals Inc., 5.50%, 11/1/08                     154,500
         950,000      NR/NR                  ImClone Systems Inc., 5.5%, 3/1/05                              661,438
       2,000,000      NR/NR                  IVAX Corp., 4.5%, 5/15/08                                     1,490,000
       1,100,000      NR/NR                  Vertex Pharmaceuticals Inc., 5.0%, 9/19/07                      840,125
                                                                                                         -----------
                                                                                                         $ 4,320,063
                                                                                                         -----------
                                             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                       $ 7,002,438
                                                                                                         -----------
                                             BANKS - 0.4%
         200,000      BB/Ba3                 Navistar Financial Corp., 4.75%, 4/1/09 (144A)              $   178,000
                                                                                                         -----------
                                             TOTAL BANKS                                                 $   178,000
                                                                                                         -----------
                                             INSURANCE - 0.6%
                                             PROPERTY & CASUALTY INSURANCE - 0.6%
         200,000      BB/Baa2                Ohio Casualty Corp., 5.0%, 3/19/22 (144A)                   $   230,250
                                                                                                         -----------
                                             TOTAL INSURANCE                                             $   230,250
                                                                                                         -----------
                                             SOFTWARE & SERVICES - 6.5%
                                             APPLICATION SOFTWARE - 6.5%
       1,940,000      B-/Caa1                Aspen Technology, 5.25%, 6/15/05                            $ 1,532,600
         300,000      NR/NR                  HNC Software, 5.25%, 9/1/08                                     274,875
         700,000      B-/B3                  Peregrine Systems, Inc., 5.0%, 11/15/07                         251,125
         680,000      NR/NR                  Radisys Corp., 5.5%, 8/15/07                                    558,450
                                                                                                         -----------
                                             TOTAL SOFTWARE & SERVICES                                   $ 2,617,050
                                                                                                         -----------
                                             TECHNOLOGY HARDWARE & EQUIPMENT - 17.0%
                                             COMPUTER STORAGE & PERIPHERALS - 1.8%
         800,000      B+/B2                  Quantum Corp., 7.0%, 8/1/04                                 $   746,000
                                                                                                         -----------
                                             ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.2%
         920,000      B-/B3                  Adaptec Inc., 4.75%, 2/1/04                                 $   884,350
                                                                                                         -----------
                                             NETWORKING EQUIPMENT - 2.0%
       1,300,000      B-/B2                  Juniper Networks Inc., 4.75%, 3/15/07                       $   796,250
                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

        PRINCIPAL     S&P/MOODY'S
           AMOUNT     RATINGS                                                                           VALUE
                                             SEMICONDUCTOR EQUIPMENT - 4.7%
     $   200,000      NR/NR                  Axcelis Technologies Inc., 4.25%, 1/15/07              $   179,000
         700,000      NR/NR                  Brooks Automation, 4.75%, 6/1/08                           565,250
       1,500,000      NR/NR                  Emcore Corp., 5.0%, 5/15/06                                886,875
         400,000      NR/NR                  Emcore Corp., 5.0%, 5/15/06 (144A)                         236,500
                                                                                                    -----------
                                                                                                    $ 1,867,625
                                                                                                    -----------
                                             SEMICONDUCTORS - 5.2%
       1,825,000      B-/NR                  Conexant Systems Inc., 4.0%, 2/1/07                    $   809,844
         100,000      B/Ba3                  Cypress Semiconductor, 3.75%, 7/1/05                        85,250
       1,155,000      B-/NR                  TriQuint Semiconductor Inc., 4.0%, 3/1/07                  872,025
         400,000      B-/B2                  Vitesse Semiconductor Corp., 4.0%, 3/15/05                 310,000
                                                                                                    -----------
                                                                                                    $ 2,077,119
                                                                                                    -----------
                                             TELECOMMUNICATIONS EQUIPMENT - 1.1%
         300,000      B+/B3                  Commscope Inc., 4.0%, 12/15/06                         $   234,375
         450,000      B-/B3                  DDI Corp., 5.25%, 3/1/08                                   210,375
                                                                                                    -----------
                                                                                                    $   444,750
                                                                                                    -----------
                                             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                  $ 6,816,094
                                                                                                    -----------
                                             TOTAL CONVERTIBLE CORPORATE BONDS
                                             (Cost $24,252,531)                                     $23,286,908
                                                                                                    -----------
                                             CORPORATE BONDS - 35.6%
                                             ENERGY - 3.1%
                                             OIL & GAS DRILLING - 0.8%
         300,000      B+/B1                  Parker Drilling Co., 10.125%, 11/15/09                 $   313,500
                                                                                                    -----------
                                             OIL & GAS EXPLORATION & PRODUCTION - 0.2%
         100,000      B+/B2                  Nuevo Energy Co., 9.375%, 10/1/10                      $   100,000
                                                                                                    -----------
                                             OIL & GAS REFINING MARKETING & TRANSPORTATION - 2.1%
         500,000      BB-/B1                 Tesoro Petroleum Corp., 9.625%, 11/1/08                $   462,500
         400,000      B+/B1                  Tesoro Escrow Corp., 9.625%, 4/1/12 (144A)                 366,000
                                                                                                    -----------
                                                                                                    $   828,500
                                                                                                    -----------
                                             TOTAL ENERGY                                           $ 1,242,000
                                                                                                    -----------
                                             MATERIALS - 4.7%
                                             DIVERSIFIED METALS & MINING - 1.7%
         700,000      NR/NR                  Kennametal Inc., 7.20%, 6/15/12                        $   699,487
                                                                                                    -----------
                                             PAPER PRODUCTS - 1.4%
         600,000      B+/B1                  FiberMark Inc., 10.75%, 4/15/11 (144A)                 $   577,500
                                                                                                    -----------
                                             SPECIALTY CHEMICALS - 1.6%
         600,000      BBB-/Baa3              Polyone Corp., 8.875%, 5/1/12 (144A)                   $   619,065
                                                                                                    -----------
                                             TOTAL MATERIALS                                        $ 1,896,052
                                                                                                    -----------
                                             CAPITAL GOODS - 4.2%
                                             BUILDING PRODUCTS - 2.2%
         850,000      B/B2                   NCI Building Systems, Inc., 9.25%, 5/1/09              $   867,000
                                                                                                    -----------
                                             INDUSTRIAL MACHINERY - 2.2%
         500,000      BBB-/Ba1               Cummins Inc., 7.125, 3/1/28                            $   418,694
         500,000      B-/B2                  Intermet Corp., 9.75%, 6/15/09 (144A)                      501,250
                                                                                                    -----------
                                                                                                    $   919,944
                                                                                                    -----------
                                             TOTAL CAPITAL GOODS                                    $ 1,786,944
                                                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

       PRINCIPAL      S&P/MOODY'S
          AMOUNT      RATINGS                                                                        VALUE
                                             TRANSPORTATION - 1.8%
                                             AIR FREIGHT & COURIERS - 1.3%
      $  500,000      BB-/B1                 Petroleum Helicopters, 9.375%, 5/1/09 (144A)          $  512,500
                                                                                                   ----------
                                             MARINE - 0.5%
         200,000      NR/NR                  Trico Marine Services, 8.875%, 5/15/12 (144A)         $  198,000
                                                                                                   ----------
                                             TOTAL TRANSPORTATION                                  $  710,500
                                                                                                   ----------
                                             AUTOMOBILES & COMPONENTS - 1.3%
                                             AUTO PARTS & EQUIPMENT - 1.3%
         500,000      B+/B1                  Dura Operating Corp., 8.625%, 4/15/12 (144A)          $  502,500
                                                                                                   ----------
                                             TOTAL AUTOMOBILES & COMPONENTS                        $  502,500
                                                                                                   ----------
                                             HOTELS, RESTAURANTS & LEISURE - 3.6%
                                             HOTELS, RESORTS & CRUISE LINES - 3.6%
       1,000,000      B+/B1                  Meristar Hospitality, 10.5%, 6/15/09 ( 144A)          $  955,000
         500,000      BB-/Ba3                Meristar Hospitality, 9.125%, 1/15/11                    477,500
                                                                                                   ----------
                                                                                                   $1,432,500
                                                                                                   ----------
                                             TOTAL HOTELS, RESTAURANTS & LEISURE                   $1,432,500
                                                                                                   ----------
                                             RETAILING - 2.8%
                                             DEPARTMENT STORES - 2.8%
       1,500,000      BBB-/Ba2               J.C. Penney Co., Inc., 7.625%, 3/1/97                 $1,132,500
                                                                                                   ----------
                                             TOTAL RETAILING                                       $1,132,500
                                                                                                   ----------
                                             FOOD & DRUG RETAILING - 3.3%
                                             FOOD DISTRIBUTORS - 3.3%
       1,400,000      B/B3                   Wesco Distribution Inc., 9.125%, 6/1/08               $1,344,000
                                                                                                   ----------
                                             TOTAL FOOD & DRUG RETAILING                           $1,344,000
                                                                                                   ----------
                                             HEALTH CARE EQUIPMENT & SERVICES - 1.7%
                                             HEALTH CARE DISTRIBUTORS & SERVICES - 1.7%
         700,000      BBB-/Ba1               Healthsouth Corp., 7.625%, 6/1/12 (144A)              $  693,433
                                                                                                   ----------
                                             TOTAL HEALTH CARE EQUIPMENT & SERVICES                $  693,433
                                                                                                   ----------
                                             DIVERSIFIED FINANCIALS - 0.3%
                                             DIVERSIFIED FINANCIAL SERVICES - 0.3%
         135,000      BB-/Ba3                Forest City Enterprises, 8.5%, 3/15/08                $  137,700
                                                                                                   ----------
                                             TOTAL DIVERSIFIED FINANCIALS                          $  137,700
                                                                                                   ----------
                                             REAL ESTATE - 3.4%
                                             REAL ESTATE - 1.5%
         600,000      NR/NR                  Crescent Real Estate, 9.25%, 4/15/09 (144A)           $  618,506
                                                                                                   ----------
                                             REAL ESTATE INVESTMENT TRUSTS - 1.9%
         750,000      B-/B3                  BF Saul Real Estate Investment Trust, 9.75%, 4/1/08   $  742,500
                                                                                                   ----------
                                             TOTAL REAL ESTATE                                     $1,361,006
                                                                                                   ----------
                                             TECHNOLOGY HARDWARE & EQUIPMENT - 5.2%
                                             ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
         800,000      BB-/Ba2                Ingram Micro Inc., 9.875%, 8/15/08                    $  832,000
                                                                                                   ----------

   The accompanying notes are an integral part of these financial statements.

      PRINCIPAL      S&P/MOODY'S
         AMOUNT      RATINGS                                                                                  VALUE
                                             SEMICONDUCTORS - 1.3%
      $  300,000      B/B2                   Fairchild Semiconductor, 10.375%, 10/1/07                     $   312,000
         200,000      B/B2                   Fairchild Semiconductor, 10.5%, 2/1/09                            213,000
                                                                                                           -----------
                                                                                                           $   525,000
                                                                                                           -----------
                                             TELECOMMUNICATIONS EQUIPMENT - 1.8%
         400,000      BB-/Ba3                Lucent Technologies Inc., 7.25%, 7/15/06                      $   272,000
         850,000      BB-/Ba3                Lucent Technologies Inc., 6.45%, 3/15/29                          437,645
                                                                                                           -----------
                                                                                                           $   709,645
                                                                                                           -----------
                                             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                         $ 2,066,645
                                                                                                           -----------
                                             TOTAL CORPORATE BONDS
                                             (Cost $14,395,677)                                            $14,305,780
                                                                                                           -----------
                                             TOTAL INVESTMENT IN SECURITIES - 100.0%
                                             (Cost $41,713,157)                                            $40,168,938
                                                                                                           -----------

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2002, the value of these securities amounted to $9,701,004 or 24.19% of total net assets.

   The accompanying notes are an integral part of these financial statements.

   PIONEER STRATEGIC INCOME VCT PORTFOLIO
   PIONEER VARIABLE CONTRACTS TRUST
   SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)


         PRINCIPAL
         AMOUNT      S&P/MOODY'S
         USD ($)     RATINGS                                                                     VALUE
                                             CONVERTIBLE CORPORATE BONDS - 18.0%
                                             AUTOMOBILES & COMPONENTS - 1.4%
                                             AUTO PARTS & EQUIPMENT - 1.4%
         115,000      BB-/B3                 Tower Automotive Inc., 5.0%, 8/1/04               $  109,538
                                                                                               ----------
                                             TOTAL AUTOMOBILES & COMPONENTS                    $  109,538
                                                                                               ----------
                                             CAPITAL GOODS - 0.9%
                                             ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
         100,000      BBB-/Ba1               SCI Systems Inc., 3.0%, 3/15/07                   $   70,500
                                                                                               ----------
                                             TOTAL CAPITAL GOODS                               $   70,500
                                                                                               ----------
                                             COMMERCIAL SERVICES & SUPPLIES - 0.9%
                                             DATA PROCESSING SERVICES - 0.9%
          85,000      CCC+/NR                Checkfree Holdings Corp., 6.5%, 12/1/06           $   72,250
                                                                                               ----------
                                             TOTAL COMMERCIAL SERVICES & SUPPLIES              $   72,250
                                                                                               ----------
                                             HOTELS, RESTAURANTS & LEISURE - 1.1%
                                             HOTELS, RESORTS & CRUISE LINES - 1.1%
          95,000      B/B2                   Capstar Hotel, 4.75%, 10/15/04                    $   86,450
                                                                                               ----------
                                             TOTAL HOTELS, RESTAURANTS & LEISURE               $   86,450
                                             MATERIALS - 0.8%
                                             DIVERSIFIED METALS & MINING - 0.8%
          66,000      BBB-/Baa3              Inco Ltd., 7.75%, 3/15/16                         $   66,907
                                                                                               ----------
                                             TOTAL MATERIALS                                   $   66,907
                                                                                               ----------
                                             MEDIA - 0.8%
                                             ADVERTISING - 0.8%
          80,000      B-/B2                  Getty Images Inc., 5.0%, 3/15/07                  $   66,400
                                                                                               ----------
                                             TOTAL MEDIA                                       $   66,400
                                                                                               ----------
                                             PHARMACEUTICALS & BIOTECHNOLOGY - 0.9%
                                             BIOTECHNOLOGY - 0.4%
          50,000      CCC/NR                 Human Genome, 3.75%, 3/15/07                      $   33,562
                                                                                               ----------
                                             PHARMACEUTICALS - 0.5%
          50,000      NR/NR                  Vertex Pharmaceuticals, 5.0%, 9/19/07             $   38,188
                                                                                               ----------
                                             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY             $   71,750
                                                                                               ----------
                                             SOFTWARE & SERVICES - 2.5%
                                             APPLICATION SOFTWARE - 2.5%
         120,000      B-/Caa1                Aspen Technology, 5.25%, 6/15/05                  $   94,800
         125,000      NR/NR                  Radisys Corp., 5.5%, 8/15/07                         102,656
                                                                                               ----------
                                                                                               $  197,456
                                                                                               ----------
                                             TOTAL SOFTWARE & SERVICES                         $  197,456
                                                                                               ----------
                                             TECHNOLOGY HARDWARE & EQUIPMENT - 8.7%
                                             COMPUTER STORAGE & PERIPHERALS - 1.3%
         110,000      B+/B2                  Quantum Corp., 7.0%, 8/1/04                       $  102,575
                                                                                               ----------
                                             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.3%
         110,000      B-/B3                  Adaptec Inc., 4.75%, 2/1/04                       $  105,738
                                                                                               ----------
                                             NETWORKING EQUIPMENT - 1.0%
         130,000      B-/B2                  Juniper Networks Inc., 4.75%, 3/15/07             $   79,625
                                                                                               ----------

   The accompanying notes are an integral part of these financial statements.

       PRINCIPAL
          AMOUNT      S&P/MOODY'S
         USD ($)      RATINGS                                                                       VALUE
                                             SEMICONDUCTOR EQUIPMENT - 1.5%
          80,000      NR/NR                  EMCORE Corp., 5.0%, 5/15/06                         $   47,300
          60,000      NR/NR                  EMCORE Corp., 5.0%, 5/15/06 (144A)                      35,475
          50,000      NR/NR                  Brooks Automation, 4.75%, 6/1/08                        40,375
                                                                                                 ----------
                                                                                                 $  123,150
                                                                                                 ----------
                                             SEMICONDUCTORS - 3.0%
         130,000      B-/NR                  Conexant Systems Inc., 4.0%, 2/1/07                 $   57,688
          75,000      B/Ba3                  Cypress Semiconductor Corp., 4.0%, 2/1/05               65,250
          70,000      B-/NR                  Triquint Semiconductor Corp., 4.0%, 3/1/07              52,849
          80,000      B-/B2                  Vitesse Semiconductor Corp., 4.0%, 3/15/05              62,000
                                                                                                 ----------
                                                                                                 $  237,787
                                                                                                 ----------
                                             TELECOMMUNICATIONS EQUIPMENT - 0.5%
          60,000      B+/B3                  Commscope Inc., 4.0%, 12/15/06                      $   46,875
                                                                                                 ----------
                                             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT               $  695,750
                                                                                                 ----------
                                             TOTAL CONVERTIBLE CORPORATE BONDS
                                             (Cost $1,479,373)                                   $1,437,001
                                                                                                 ----------
                                             ASSET BACKED SECURITIES - 4.2%
                                             BANKS - 3.1%
         928,467      AA-/Aa2                Nykredit, 5.0%, 10/1/19                             $  117,388
         931,548      AA-/Aa2                Nykredit, 6.0%, 10/1/29                                120,869
          65,000      AA/Aa2                 Nykredit, 6.0%, 10/1/32                                  8,365
                                                                                                 ----------
                                                                                                 $  246,622
                                                                                                 ----------
                                             TOTAL BANKS                                         $  246,622
                                                                                                 ----------
                                             DIVERSIFIED FINANCIALS - 1.1%
                                             CONSUMER FINANCE - 1.1%
         659,104      AA+/Aa1                RealKredit Danmark, 7.0%, 10/1/32                   $   89,018
                                                                                                 ----------
                                             TOTAL DIVERSIFIED FINANCIALS                        $   89,018
                                                                                                 ----------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $301,462)                                     $  335,640
                                                                                                 ----------

                                             CORPORATE BONDS - 45.8%
                                             ENERGY - 6.1%
                                             OIL & GAS DRILLING - 2.7%
          85,000      BB/Ba3                 Grant Prideco, Inc., 9.625%, 12/1/07                $   88,825
          65,000      B+/B1                  Parker Drilling Co., 10.125%, 11/15/09                  67,925
          60,000      A-/Baa2                Transocean Sedco Forex, 6.625%, 4/15/11                 61,782
                                                                                                 ----------
                                                                                                 $  218,532
                                                                                                 ----------
                                             OIL & GAS EXPLORATION & PRODUCTION - 2.5%
          45,000      BB-/B1                 EOTT Energy Partners L.P., 11.0%, 10/1/09           $   32,400
          80,000      B/B2                   Compton Petroleum Corp., 9.9%, 5/15/09 (144A)           81,200
          35,000      B+/B2                  Nuevo Energy Co., 9.5%, 6/1/08                          35,262
          50,000      B+/B2                  Nuevo Energy Co., 9.375%, 10/1/10                       50,000
                                                                                                 ----------
                                                                                                 $  198,862
                                                                                                 ----------
                                             OIL & GAS REFINING MARKETING & TRANSPORTATION - 0.9%
          75,000      BB-/B1                 Tesoro Petroleum Corp., 9.625%, 11/1/08             $   69,375
                                                                                                 ----------
                                             TOTAL ENERGY                                        $  486,769
                                                                                                 ----------


   The accompanying notes are an integral part of these financial statements.


       PRINCIPAL
          AMOUNT      S&P/MOODY'S
         USD ($)      RATINGS                                                                      VALUE
                                             MATERIALS - 7.7%
                                             COMMODITY CHEMICALS - 0.3%
          25,000      BB/Ba3                 Lyondell Petrochemical Co., 9.875%, 5/1/07          $  23,938
                                                                                                 ---------
                                             DIVERSIFIED CHEMICALS - 0.3%
          30,000      B+/Caa1                Huntsman ICI Chemicals LLC, 10.125%, 7/1/09         $  24,547
                                                                                                 ---------
                                             DIVERSIFIED METALS & MINING - 0.9%
          75,000      NR/NR                  Kennametal Inc., 7.2%, 6/15/12                      $  74,945
                                                                                                 ---------
                                             MATERIALS - 1.0%
          80,000      B+/B3                  NMHG Holding Co., 10.0%, 5/15/09 (144A)             $  81,200
                                                                                                 ---------
                                             PAPER PACKAGING - 2.9%
          80,000      B+/B2                  Graphic Packaging Corp., 8.625%, 2/15/12            $  82,600
          95,000      B/B2                   Stone Container Corp., 9.75%, 2/1/11 (144A)           101,650
          50,000      B/B2                   Stone Container Corp., 8.375%, 7/1/12 (144A)           50,375
                                                                                                 ---------
                                                                                                 $ 234,625
                                                                                                 ---------
                                             PAPER PRODUCTS - 1.3%
          25,000      D/Ca                   App China Group, 14.0%, 3/15/10 (144A)              $   6,000
         100,000      B+/B1                  Fibermark Inc., 10.75%, 4/15/11 (144A)                 96,250
                                                                                                 ---------
                                                                                                 $ 102,250
                                                                                                 ---------
                                             SPECIALTY CHEMICALS - 1.0%
          75,000      BBB-/Baa3              PolyOne Corp., 8.875%, 5/1/12 (144A)                $  77,383
                                                                                                 ---------
                                             TOTAL MATERIALS                                     $ 618,888
                                                                                                 ---------
                                             CAPITAL GOODS - 1.9%
                                             BUILDING PRODUCTS - 1.1%
          90,000      B/B2                   NCI Building Systems, Inc., 9.25%, 5/1/09           $  91,800
                                                                                                 ---------
                                             INDUSTRIAL MACHINERY - 0.8%
          75,000      BBB-/Ba1               Cummins Inc., 7.125%, 3/1/28                        $  62,803
                                                                                                 ---------
                                             TOTAL CAPITAL GOODS                                 $ 154,603
                                                                                                 ---------
                                             COMMERCIAL SERVICES & SUPPLIES - 0.9%
                                             ENVIRONMENTAL SERVICES - 0.9%
          75,000      B-/B3                  IESI Corp., 10.25%, 6/15/12 (144A)                  $  75,000
                                                                                                 ---------
                                             TOTAL COMMERCIAL SERVICES & SUPPLIES                $  75,000
                                                                                                 ---------
                                             TRANSPORTATION - 0.5%
                                             AIRLINES - 0.5%
          40,000      B+/B2                  Northwest Airlines, Inc., 8.52%, 4/7/04             $  36,400
                                                                                                 ---------
                                             TOTAL TRANSPORTATION                                $  36,400
                                                                                                 ---------
                                             AUTOMOBILES & COMPONENTS - 0.8%
                                             AUTO PARTS & EQUIPMENT - 0.8%
          60,000      B+/B1                  Dura Operating Corp., 8.625%, 4/15/12 (144A)        $  60,300
                                                                                                 ---------
                                             TOTAL AUTOMOBILES & COMPONENTS                      $  60,300
                                                                                                 ---------
                                             CONSUMER DURABLES & APPAREL - 0.6%
                                             PHOTOGRAPHIC PRODUCTS - 0.6%
         120,000      B/Ba3                  Xerox Corp., 8.0%, 2/1/27                           $  50,400
                                                                                                 ---------
                                             TOTAL CONSUMER DURABLES & APPAREL                   $  50,400
                                                                                                 ---------


   The accompanying notes are an integral part of these financial statements.


        PRINCIPAL
           AMOUNT     S&P/MOODY'S
          USD ($)     RATINGS                                                                    VALUE
                                             MEDIA - 2.3%
                                             MOVIES & ENTERTAINMENT - 0.3%
          25,000      B/B3                   Premier Parks, Inc., 9.75%, 6/15/07                 $   25,625
                                                                                                 ----------
                                             PUBLISHING - 2.0%
          75,000      A-/Baa1                Harcourt General Inc., 7.3%, 8/1/07                 $   69,387
          80,000      BBB-/Baa3              News America Holdings, 8.5%, 2/23/25                    87,816
                                                                                                 ----------
                                                                                                 $  157,203
                                                                                                 ----------
                                             TOTAL MEDIA                                         $  182,828
                                                                                                 ----------
                                             RETAILING - 2.8%
                                             APPAREL RETAIL - 0.4%
          30,000      BBB/Baa2               Jones Apparel Group, Inc., 7.875%, 6/15/06          $   32,846
                                                                                                 ----------
                                             DEPARTMENT STORES - 0.8%
          90,000      BBB-/Ba2               J.C. Penney Co., 7.625%, 3/1/97                     $   67,950
                                                                                                 ----------
                                             HOME IMPROVEMENT RETAIL - 0.6%
          45,000      B+/B2                  Scott's Corp., 8.625%, 1/15/09                      $   46,405
                                                                                                 ----------
                                             SPECIALTY STORES - 1.0%
          80,000      B+/B1                  Grupo Elektra SA, 12.0%, 4/1/08 (144A)              $   76,000
                                                                                                 ----------
                                             TOTAL RETAILING                                     $  223,201
                                                                                                 ----------
                                             FOOD & DRUG RETAILING - 2.6%
                                             FOOD DISTRIBUTORS - 1.6%
          30,000      B-/B3                  Fisher Scientific International Inc., 9.0%, 2/1/08  $   30,675
         105,000      B/B3                   Wesco Distribution Inc., 9.125%, 6/1/08                100,800
                                                                                                 ----------
                                                                                                 $  131,475
                                                                                                 ----------
                                             FOOD RETAIL - 1.0%
          75,000      BBB-/Ba1               Dole Foods Co., 7.25%, 5/1/09                       $   76,686
                                                                                                 ----------
                                             TOTAL FOOD & DRUG RETAILING                         $  208,161
                                                                                                 ----------
                                             FOOD BEVERAGE & TOBACCO - 0.5%
                                             SOFT DRINKS - 0.5%
          50,000      BBB-/Baa3              CIA Brasil de Bebidas, 10.5%, 12/15/11 (144A)       $   37,500
                                                                                                 ----------
                                             TOTAL FOOD BEVERAGE & TOBACCO                       $   37,500
                                                                                                 ----------
                                             HEALTH CARE EQUIPMENT & SERVICES - 1.0%
                                             HEALTH CARE EQUIPMENT - 0.5%
          40,000      BBB/Baa3               Beckman Instruments, Inc., 7.05%, 6/1/26            $   43,237
                                                                                                 ----------
                                             HEALTH CARE FACILITIES - 0.5%
          35,000      BBB-/Ba1               Columbia HCA Healthcare Corp., 7.25%, 5/20/08       $   36,692
                                                                                                 ----------
                                             TOTAL HEALTH CARE EQUIPMENT & SERVICES              $   79,929
                                                                                                 ----------
                                             BANKS - 2.0%
           50,000     A-/NA                  Bank of Ireland, 7.4%, 12/29/49                     $   53,186
          70,000      BBB-/Baa2              Capital One Bank, 6.875%, 2/1/06                        70,286
          15,000      A/A1                   Dresdner Funding Trust, 8.151%, 6/30/31 (144A)          16,197
          15,000      NR/A3                  Skandinaviska Enskilda Bank, 8.125%, 9/6/49 (144A)      16,126
                                                                                                 ----------
                                                                                                 $  155,795
                                                                                                 ----------
                                             TOTAL BANKS                                         $  155,795
                                                                                                 ----------


   The accompanying notes are an integral part of these financial statements.

           PRINCIPAL
           AMOUNT     S&P/MOODY'S
           USD ($)    RATINGS                                                                       VALUE
                                             DIVERSIFIED FINANCIALS - 4.8%
                                             CONSUMER FINANCE - 2.4%
          35,000      BBB+/A2                Ford Motor Credit Co., 5.8%, 1/12/09                $   32,907
          80,000      NR/NR                  GATX Capital Corp., 8.875%, 6/1/09                      80,268
          75,000      BBB+/A2                General Motors Acceptance Corp., 8.0%, 11/1/31          76,706
                                                                                                 ----------
                                                                                                 $  189,881
                                                                                                 ----------
                                             DIVERSIFIED FINANCIAL SERVICES - 2.4%
          96,000      BB-/Ba3                Forest City Enterprises, 8.5%, 3/15/08              $   97,920
          90,000      BBB-/Ba1               Health Care, Inc., 7.5%, 8/15/07                        94,421
                                                                                                 ----------
                                                                                                 $  192,341
                                                                                                 ----------
                                             TOTAL DIVERSIFIED FINANCIALS                        $  382,222
                                                                                                 ----------
                                             REAL ESTATE - 1.7%
                                             REAL ESTATE INVESTMENT TRUSTS - 1.7%
          90,000      B-/B3                  BF Saul Real Estate Investment Trust, 9.75%, 4/1/08 $   89,100
          15,000      BBB-/Baa3              Colonial Realty, 7.0%, 7/14/07                          15,308
          30,000      BBB/Baa3               Mack-Cali Realty, 7.25%, 3/15/09                        31,495
                                                                                                 ----------
                                                                                                 $  135,903
                                                                                                 ----------
                                             TOTAL REAL ESTATE                                   $  135,903
                                                                                                 ----------
                                             SOFTWARE & SERVICES - 0.3%
                                             SYSTEMS SOFTWARE - 0.3%
          25,000      A/A2                   Computer Sciences Corp., 7.5%, 8/8/05               $   27,230
                                                                                                 ----------
                                             TOTAL SOFTWARE & SERVICES                           $   27,230
                                                                                                 ----------
                                             TECHNOLOGY HARDWARE & EQUIPMENT - 5.6%
                                             COMPUTER HARDWARE - 0.5%
          35,000      BBB+/Baa1              Sun Microsystems Inc., 7.65%, 8/15/09               $   36,951
                                                                                                 ----------
                                             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
          80,000      BB-/Ba2                Ingram Micro Inc., 9.875%, 8/15/08                  $   83,200
          80,000      B-/Ba3                 Vestel Electronics Finance, 11.5%, 5/14/07 (144A)       68,000
                                                                                                 ----------
                                                                                                 $  151,200
                                                                                                 ----------
                                             SEMICONDUCTORS - 1.1%
          65,000      B/B2                   Fairchild Semiconductor, 10.375%, 10/1/07           $   67,600
          20,000      B/B2                   Fairchild Semiconductor, 10.5%, 2/1/09                  21,300
                                                                                                 ----------
                                                                                                 $   88,900
                                                                                                 ----------
                                             TELECOMMUNICATIONS EQUIPMENT - 2.1%
         105,000      B+/Ba3                 L-3 Communication Holdings Corp., 8.5%, 5/15/08     $  108,150
         100,000      BB-/Ba3                Lucent Technologies Inc., 5.5%, 11/15/08                59,000
                                                                                                 ----------
                                                                                                 $  167,150
                                                                                                 ----------
                                             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT               $  444,201
                                                                                                 ----------
                                             TELECOMMUNICATION SERVICES - 2.1%
                                             WIRELESS TELECOMMUNICATION SERVICES - 2.1%
          70,000      B/B3                   Crown Castle International Corp., 9.0%, 5/15/11     $   42,700
          40,000      B+/Ba3                 Mobile Telesystems Finance, 10.95%, 12/21/04            38,900
          85,000      B+/B2                  PTC International Finance, 11.25%, 12/1/09              88,406
                                                                                                 ----------
                                                                                                 $  170,006
                                                                                                 ----------
                                             TOTAL TELECOMMUNICATION SERVICES                    $  170,006
                                                                                                 ----------

   The accompanying notes are an integral part of these financial statements.

       PRINCIPAL
          AMOUNT      S&P/MOODY'S
         USD ($)      RATINGS                                                                                         VALUE
                                             UTILITIES - 1.0%
                                             ELECTRIC UTILITIES - 0.3%
          25,000      BBB-/Baa3              Great Lakes Power Inc., 8.3%, 3/1/05                                  $   26,042
                                                                                                                   ----------
                                             MULTI-UTILITIES & UNREGULATED POWER - 0.7%
         110,000      BB+/Ba1                Calpine Corp., 8.75%, 10/15/07                                        $   50,715
                                                                                                                   ----------
                                             TOTAL UTILITIES                                                       $   76,757
                                                                                                                   ----------
                                             ENERGY - 0.6%
                                             OIL (INTERNATIONAL INTEGRATED) - 0.6%
          50,000      BB+/Baa2               Pemex Master Trust, 7.875%, 2/1/09 (144A)                             $   49,875
                                                                                                                   ----------
                                             TOTAL ENERGY                                                          $   49,875
                                                                                                                   ----------
                                             TOTAL CORPORATE BONDS
                                             (Cost $3,660,000)                                                     $3,655,968
                                                                                                                   ----------
                                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.9%
                                             GOVERNMENT - 14.9%
          27,670                             Federal National Mortgage Association, 7.0%, 9/1/29                   $   28,703
           6,026                             Federal National Mortgage Association, 7.5%, 6/1/30                        6,327
         157,361                             Federal National Mortgage Association, 6.5%, 7/1/31 to 2/1/32            160,687
          79,342                             Federal National Mortgage Association, 6.0%, 12/1/31 to 2/1/32            79,244
         120,113                             Government National Mortgage Association, 7.0%, 5/15/23 to 12/15/30      125,367
         103,778                             Government National Mortgage Association, 6.5%, 1/15/30 to 6/15/31       106,107
          35,725                             Government National Mortgage Association I, 7.0%, 3/15/31                 37,171
          25,000                             U.S Treasury Bond, 6.25%, 5/15/30                                         27,081
         115,000                             U.S. Treasury Notes, 5.75%, 8/15/10                                      123,014
         195,000                             U.S. Treasury Notes, 3.50%, 1/15/11                                      208,236
         230,000                             U.S. Treasury Notes, 7.875%, 2/15/21                                     289,550
                                                                                                                   ----------
                                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                             (Cost $1,165,007)                                                     $1,191,487
                                                                                                                   ----------
                                             FOREIGN GOVERNMENT BONDS - 15.6%
AUD      124,000                             Austrailian Government, 6.5%, 5/15/13                                 $   72,165
EURO      65,000                             Bundesobligation, 4.5%, 8/18/06                                           64,227
CAD      247,000                             Government of Canada, 5.75%, 9/1/06                                      168,831
EURO     443,000                             Government of France, 3.0%, 7/25/09                                      451,854
SEK      950,000                             Government of Sweden, 8.0%, 8/15/07                                      115,905
SEK      250,000                             Government of Sweden I/l, 3.5%, 12/1/15                                   28,488
BRL      120,000                             Republic of Brazil, 9.625%, 7/15/05                                       87,300
BRL       90,000                             Republic of Brazil, 11.0%, 1/11/12                                        54,450
EURO      75,000                             Republic of Columbia, 11.375%, 1/31/08                                    71,684
ZAR      310,000                             Republic of South Africa, 13.0%, 8/31/10                                  31,059
USD       25,000                             Republic of Trinidad & TOBAGO, 9.75%, 7/1/20 (144A)                       28,438
USD      100,000                             Russia Regs., 5.0%, 3/31/30                                               69,420
                                                                                                                   ----------

                                             TOTAL FOREIGN GOVERNMENT BONDS
                                             (Cost $1,160,421)                                                     $1,243,821
                                                                                                                   ----------
                                             SUPRANATIONAL BOND - 1.5%
                                             INSURANCE - 1.5%
         258,000      AAA/Aaa                International Finance Corp., 6.75%, 7/15/09                           $  124,044
                                                                                                                   ----------
                                             TOTAL INSURANCE                                                       $  124,004
                                                                                                                   ----------
                                             TOTAL SUPRANATIONAL BOND
                                             (Cost $112,899)                                                       $  124,044
                                                                                                                   ----------


   The accompanying notes are an integral part of these financial statements.

                             S&P/MOODY'S
           SHARES            RATINGS                                                      VALUE
                                             RIGHTS/WARRANTS - 0.0%
                                             MATERIALS - 0.0%
                                             Paper Products - 0.0%

              25                             Asia Pulp & Paper, 3/15/05*               $       --
                                                                                       ----------
                                             TOTAL MATERIALS                           $       --
                                                                                       ----------
                                             TOTAL RIGHTS/WARRANTS
                                             (Cost $0)                                 $       --
                                                                                       ----------
                                             TOTAL INVESTMENT IN SECURITIES - 100.0%
                                             (Cost $7,879,162)                         $7,987,961
                                                                                       ----------

*      Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2002, the value of these securities amounted to $840,294 or 10.24% of total net assets.

EURO   Euro Dollar

ZAR    South Africa

SEK    Swedish Krone

AUD    Australian Dollar

CAD    Canadian Dollar

BRL    Brazil Real

USD    United States Dollar

Note The Porfolio's investments in mortgage-backed securites of the Government Mortgage Association (GNMA) and the Federal National Mortgage Association (FNMA) are interests in separate pools of mortgages. All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.


The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

     PRINCIPAL
        AMOUNT                                                                 VALUE
                U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 92.4%
$      550,000  Federal Farm Credit Bank,
                6.5%, 9/29/06                                         $      597,629
       250,000  Federal Farm Credit Bank,
                5.25%, 6/5/07                                                251,116
       100,000  Federal Farm Credit Bank,
                5.88%, 9/8/08                                                105,913
       200,000  Federal Farm Credit Bank,
                Medium Term Note,
                6.38%, 11/27/06                                              216,561
       850,000  Federal Home Loan Bank,
                5.875%, 11/15/07                                             901,831
       450,000  Federal Home Loan Bank,
                5.75%, 5/15/08                                               474,328
       300,000  Federal Home Loan Bank,
                5.89%, 6/30/08                                               318,923
       250,000  Federal Home Loan Bank,
                5.5%, 10/30/08                                               250,551
       150,000  Federal Home Loan Mortgage Corp.,
                6.0%, 5/25/12                                                151,383
     1,416,371  Federal Home Loan Mortgage Corp.,
                6.5%, 3/1/29 to 10/1/31                                    1,447,451
       140,000  Federal Home Loan Mortgage Corp.,
                6.7%, 1/5/07                                                 153,640
       693,787  Federal Home Loan Mortgage Corp.,
                7.0%, 9/1/27 to 9/1/31                                       719,511
       395,518  Federal Home Loan Mortgage Corp.,
                7.5%, 8/1/31                                                 415,571
       500,000  Federal Home Loan Mortgage Corp.,
                6.5%, 30 Yr. TBA                                             509,844
       600,000  Federal Home Loan Mortgage Corp.,
                7.0%, 30 Yr. TBA                                             621,187
       198,894  Federal National Mortgage Association,
                6.0%, 12/1/31                                                198,659
     4,543,444  Federal National Mortgage Association,
                6.5%, 7/1/21 to 3/1/32                                     4,667,123
     2,306,306  Federal National Mortgage Association,
                7.0%, 8/1/19 to 1/1/32                                     2,392,945
       209,050  Federal National Mortgage Association,
                7.5%, 2/1/31                                                 219,502
       500,000  Federal National Mortgage Association,
                REMIC Series 1998-47DA,
                6.5%, 5/18/26                                                518,998
       900,000  Government National Mortgage Association,
                6.5%, 30 Yr. TBA                                             920,039
       250,000  Government National Mortgage Association,
                7.0%, 30 Yr. TBA                                             260,104
     4,146,432  Government National Mortgage Association,
                6.5%, 4/15/17 to 6/15/32                                   4,251,569
     4,749,497  Government National Mortgage Association,
                7.0%, 12/15/25 to 5/15/32                                  4,943,079
       797,433  Government National Mortgage Association,
                7.5%, 6/15/23 to 1/15/32                                     842,865
       978,101  Government National Mortgage Association I,
                7.0%, 11/15/30 to 12/15/30                                 1,017,714
       283,901  Government National Mortgage Association I,
                7.5%, 1/15/31                                                299,842
        14,216  Government National Mortgage Association II,
                8.0%, 8/20/25                                         $       15,150
        56,353  Government National Mortgage Association II,
                7.5%, 8/20/27                                                 59,514
       331,007  Government National Mortgage Association II,
                6.5%, 12/20/28                                               338,034
       677,518  Government National Mortgage Association II,
                7.0%, 2/20/29                                                702,573
       435,000  Government National Mortgage Association,
                REMIC Series 1997-8PM, 7.0%, 2/20/29                         454,970
       950,000  Tennessee Valley Authority, 6.375%, 6/15/05                1,020,766
        12,000  Tennessee Valley Authority, 6.75%, 6/1/28                    307,080
     3,200,000  U.S. Treasury Bond, 7.25%, 5/15/16                         3,771,379
       875,000  U.S. Treasury Bond, 6.375%, 8/15/27                          954,255
     2,700,000  U.S. Treasury Note, 6.5%, 2/15/10                          3,018,276
       600,000  U.S. Treasury Note, 3.5%, 1/15/11                            640,726
     2,450,000  U.S. Treasury Note, 6.25%, 8/15/23                         2,624,996
                                                                      --------------
                TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                (Cost $40,900,560)                                    $   41,575,597
                                                                      --------------
                COLLATERALIZED MORTGAGE OBLIGATION - 1.1%
                GOVERNMENT - 1.1%
       500,000  Freddie Mac, 6.0%, 4/15/25                            $      509,544
                                                                      --------------
                TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                (Cost $489,688)                                       $      509,544
                                                                      --------------
                TOTAL INVESTMENTS IN SECURITIES
                (Cost $41,390,208)                                    $   42,085,141
                                                                      --------------
                TEMPORARY CASH INVESTMENT - 6.5%

                REPURCHASE AGREEMENT - 6.5%
     2,900,000  Credit Suisse First Boston, Inc., 1.86% dated
                6/28/02, repurchase price of $2,900,000
                plus accrued interest on 7/1/02
                collateralized by $2,203,000
                U.S. Treasury Bond, 12.35%, 5/15/04                   $    2,900,000
                                                                      --------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $2,900,000)                                     $    2,900,000
                                                                      --------------
                TOTAL INVESTMENTS IN SECURITIES AND TEMPORARY
                CASH INVESTMENT - 100.0%
                (Cost $44,290,248)                                    $   44,985,141
                                                                      ==============

Note: The Porfolio's investments in mortgage-backed securites of the Government
      Mortgage Association (GNMA) and the Federal National Mortgage Association
      (FNMA) are interests in separate pools of mortgages. All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

TBA: (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus or minus 2.5%) principal amount and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

  The accompanying notes are an integral part of these financial statements.

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

     PRINCIPAL
        AMOUNT                                                             VALUE
                CORPORATE BONDS - 42.9%

                MISCELLANEOUS - 4.2%
$    2,400,000  American General Finance Corp.,
                7.35%, 1/14/03                                        $    2,464,486
                                                                      --------------
                TOTAL MISCELLANEOUS                                   $    2,464,486
                                                                      --------------
                ENERGY - 1.7%
       970,000  Exxon Corp., 6.15%, 3/11/03                           $      993,747
                                                                      --------------
                TOTAL ENERGY                                          $      993,747
                                                                      --------------
                MATERIALS - 2.8%
                COMMODITY CHEMICALS - 2.8%
       900,000  E.I. Dupont Nemour, 6.75%, 10/15/02                   $      911,993
       500,000  E.I. Dupont Nemour, 6.5%, 9/1/02                             503,723
       200,000  E.I. Dupont Nemour, 6.0%, 3/6/02                             204,834
                                                                      --------------
                TOTAL MATERIALS                                       $    1,620,550
                                                                      --------------
                CAPITAL GOODS - 2.6%
                ELECTRICAL COMPONENTS & EQUIPMENT - 2.6%
     1,545,000  General Electric Capital Corp., 6.5%, 9/27/02         $    1,559,724
                                                                      --------------
                TOTAL CAPITAL GOODS                                   $    1,559,724
                                                                      --------------
                AUTOMOBILES & COMPONENTS - 1.2%
                AUTOMOBILE MANUFACTURERS - 1.2%
       700,000  PACCAR Financial Corp., 6.42%, 7/15/02                $      701,199
                                                                      --------------
                TOTAL AUTOMOBILES & COMPONENTS                        $      701,199
                                                                      --------------
                RETAILING - 4.8%
       715,000  WAL-MART STORES INC., 6.5%, 6/1/03                    $      740,016
       950,000  Wal-Mart Stores Inc., 6.87%, 8/1/02                          956,447
     1,125,000  Wal-Mart Stores Inc., 4.625%, 4/15/03                      1,143,649
                                                                      --------------
                TOTAL RETAILING                                       $    2,840,112
                                                                      --------------
                BANKS - 12.1%
     1,000,000  Bank One Corp., 2.11688%, 6/16/03                     $    1,002,720
       900,000  Bank One Corp., 2.005%, 8/12/02                              900,196
     1,000,000  J.P. Morgan, 1.95%, 9/6/02                                 1,000,295
       400,000  Nationsbank Corp., 2.26%, 8/23/02                            400,172
     2,463,000  SBC Jersey, 6.75%, 10/18/02                                2,494,968
       400,000  Wells Fargo Co., 7.0%, 1/15/03                               409,484
       918,000  Wells Fargo Co., 5.75%, 2/1/03                               937,305
                                                                      --------------
                TOTAL BANKS                                           $    7,145,140
                                                                      --------------
                DIVERSIFIED FINANCIALS - 9.0%
                CONSUMER FINANCE - 1.0%
       600,000  Commercial Credit Co., 6.375%, 9/15/02                $      604,786
                                                                      --------------
                DIVERSIFIED FINANCIAL SERVICES - 8.0%
       500,000  Abbey National Treasury Services
                Plc, 7.0%, 1/31/03                                    $      513,985
       500,000  American Express Credit Corp., 1.83%,
                4/25/03                                                      500,000
       500,000  American Express Credit Corp., 6.5%,
                8/12/02                                                      504,342
       400,000  American General Finance Corp.,
                6.2%, 3/15/03                                                410,443
     1,000,000  Associates Corp., 6.5%, 10/15/02                           1,013,680
       804,000  International Bank Recon & Development,
                6.25%, 9/16/02                                               810,857
       500,000  USAA Capital Corp., 6.9%, 11/1/02                            507,683
       400,000  Salomon, Inc., 7.5%, 2/1/03                                  412,379
                                                                      --------------
                                                                      $    4,673,369
                                                                      --------------
                TOTAL DIVERSIFIED FINANCIALS                          $    5,278,155
                                                                      --------------
                TECHNOLOGY HARDWARE & EQUIPMENT - 1.0%
                COMPUTER HARDWARE - 1.0%
       560,000  IBM Credit Corp., 6.0%, 7/24/02                       $      561,326
                                                                      --------------
                TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                 $      561,326
                                                                      --------------
                TELECOMMUNICATION SERVICES - 2.5%
                INTEGRATED TELECOMMUNICATION SERVICES - 1.7%
       966,000  General Electric Capital Corp., 6.5%, 12/9/02         $      983,819
                                                                      --------------
                TELEPHONE - 0.8%
       500,000  Verizon Global Funding Corp.,
                1.97%, 11/4/02                                        $      500,134
                                                                      --------------
                TOTAL TELECOMMUNICATION SERVICES                      $    1,483,953
                                                                      --------------
                UTILITIES - 1.0%
                ELECTRIC UTILITIES - 1.0%
       600,000  Duke Energy Corp., 6.625%, 2/1/03                     $      614,715
                                                                      --------------
                TOTAL UTILITIES                                       $      614,715
                                                                      --------------
                TOTAL CORPORATE BONDS
                (Cost $25,263,107)                                    $   25,263,107
                                                                      --------------
                U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.4%
                GOVERNMENT - 6.4%
       500,000  Federal Home Loan Bank, 6.08%, 7/8/02                 $      500,399
       500,000  Federal Home Loan Bank, 6.5%, 8/23/02                        503,313
       250,000  Federal Home Loan Bank, 6.875%, 7/18/02                      250,592
       300,000  Federal Home Loan Bank, 6.0%, 2/18/03                        306,687
     1,285,000  Federal Home Loan Bank, 6.75%, 8/15/02                     1,292,765
       100,000  Federal Home Loan Bank, 5.125%, 1/13/03                      101,676
       500,000  Federal Home Loan Bank, 2.33%, 7/24/03                       500,000
       330,000  Federal National Mortgage Association,
                5.0%, 2/14/03                                                336,055
                                                                      --------------
                                                                      $    3,791,487
                                                                      --------------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $3,791,487)                                     $    3,791,487
                                                                      --------------

  The accompanying notes are an integral part of these financial statements.

     PRINCIPAL
        AMOUNT                                                              VALUE
                COMMERCIAL PAPER - 47.6%
$    1,500,000  American Express Co., 1.75%, 7/22/02                  $    1,498,468
     2,000,000  Coca Cola Co., 1.72%, 7/11/02                              1,999,044
     1,000,000  Dupont, 1.73%, 7/24/02                                       998,894
     1,500,000  Duke Energy, 1.72%, 7/2/02                                 1,499,928
     1,350,000  Golden Peanut, 1.74%, 7/8/02                               1,349,543
       849,000  Golden Peanut, 1.8%, 7/26/02                                 847,938
     2,000,000  Minnesota Mining, 1.72%, 7/17/02                           1,998,471
     1,500,000  National Rural Utilities, 1.8%, 7/12/02                    1,499,175
     1,000,000  National Rural Utilities, 1.8%, 8/6/02                       998,200
     1,000,000  Paccar Financial, 1.74%, 7/11/02                             999,516
       500,000  Paccar Financial, 0.0%, 7/30/02                              499,214
     2,000,000  Pitney Bowes Credit, 1.73%, 7/18/02                        1,998,366
     1,500,000  Prudential Funding LLC., 1.74%, 7/26/02                    1,498,187
     1,200,000  Schering Corp., 1.74%, 8/8/02                              1,197,796
     1,000,000  Schering Corp., 1.74%, 7/9/02                                999,613
     1,500,000  State Street Bank, 1.75%, 7/18/02                          1,498,760
     1,000,000  State Street Bank, 1.74%, 8/2/02                             998,453
     1,500,000  USAA Capital Corp., 1.73%, 7/9/02                          1,499,423
     1,629,000  Verizon Global Funding Corp., 1.76%, 7/3/02                1,628,840
     1,000,000  Virginia Electric, 1.8%, 7/22/02                             998,950
     1,500,000  Virginia Electric, 1.78%, 7/22/02                          1,498,595
                                                                      --------------
                TOTAL COMMERCIAL PAPER
                (Cost $28,005,374)                                    $   28,005,374
                                                                      --------------
                TEMPORARY CASH INVESTMENT - 3.1%

                REPURCHASE AGREEMENT - 3.1%
     1,800,000  Credit Suisse First Boston, Inc., 1.86%,
                dated 6/28/02, repurchase price of
                $1,800,000 plus accrued interest on
                7/1/02, collateralized by $3,718,000
                U.S. Treasury Bond, 5.5%, 2/28/03                     $    1,800,000
                                                                      --------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $1,800,000)                                     $    1,800,000
                                                                      --------------
                TOTAL INVESTMENTS IN SECURITIES - 100.0%
                (Cost $58,859,968)                                    $   58,859,968
                                                                      ==============

  The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                                 SIX MONTHS
                                                                    ENDED                                          10/30/98
                                                                   6/30/02   YEAR ENDED  YEAR ENDED   YEAR ENDED       TO
CLASS I                                                         (UNAUDITED)  12/31/01   12/31/00     12/31/99       12/31/98
Net asset value, beginning of period                             $ 11.23      $12.10      $ 18.75      $ 10.49      $  10.00
                                                                 -------      ------      -------      -------      --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $ (0.10)     $ 0.15      $ (0.12)     $ (0.03)     $   0.00(b)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                              0.83       (1.02)       (6.20)        8.29          0.49
                                                                 -------      ------      -------      -------      --------
     Net increase (decrease) from investment operations          $  0.73      $(0.87)     $ (6.32)     $  8.26      $   0.49
Distributions to shareowners:
   Net investment income                                           (0.07)          -        (0.33)           -             -
                                                                 -------      ------      -------      -------      --------
Net increase (decrease) in net asset value                       $  0.66      $(0.87)     $ (6.65)     $  8.26      $   0.49
                                                                 -------      ------      -------      -------      --------
Net asset value, end of period                                   $ 11.89      $11.23      $ 12.10      $ 18.75      $  10.49
                                                                 =======      ======      =======      =======      ========
Total return*                                                       6.50%      (7.19)%     (34.20)%      78.74%         4.90%
Ratio of net expenses to average net assets+                        1.75%**     1.66%        1.79%        1.88%         1.75%**
Ratio of net investment income (loss) to average net assets+        1.02%**     1.30%       (0.59)%      (0.74)%       (0.01)%**
Portfolio turnover rate                                               99%**      175%         156%         144%           60%**
Net assets, end of period (in thousands)                         $10,064      $6,896      $ 9,446      $ 9,679      $    133
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                     3.07%**     3.83%        2.45%        6.56%       104.83%**
   Net investment income (loss)                                    (0.31)%**   (0.87)%      (1.25)%      (5.42)%     (103.09)%**
Ratios assuming waiver of management fees and assumption
   of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                     1.75%**     1.66%        1.75%        1.75%         1.75%**
   Net investment income (loss)                                     1.02%**     1.30%       (0.55)%      (0.61)%       (0.01)%**

PIONEER GLOBAL FINANCIALS VCT PORTFOLIO(a)      PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                                  SIX MONTHS
                                                                     ENDED        5/1/01
                                                                    6/30/02         TO
CLASS I                                                           (UNAUDITED)    12/31/01
Net asset value, beginning of period                               $  9.93       $ 10.00
                                                                   -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $  0.06       $  0.03
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                               (0.13)        (0.10)
                                                                   -------       -------
   Net increase (decrease) from investment operations              $ (0.07)      $ (0.07)
Distributions to shareowners:
   Net investment income                                             (0.02)            -
   Net realized gain                                                 (0.00)(b)         -
                                                                   -------       -------
Net increase (decrease) in net asset value                         $ (0.09)      $ (0.07)
                                                                   -------       -------
Net asset value, end of period                                     $  9.84       $  9.93
                                                                   =======       =======
Total return*                                                        (0.72)%       (0.70)%
Ratio of net expenses to average net assets+                          1.25%**       1.24%**
Ratio of net investment income (loss) to average net assets+          1.51%**       0.84%**
Portfolio turnover rate                                                195%**         40%**
Net assets, end of period (in thousands)                           $   523       $   395
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      12.70%**      40.08%**
   Net investment income (loss)                                      (9.94)%**    (38.00)%**

(a) Shares of Pioneer Global Financials VCT Portfolio were first publiclly offered on May 1, 2001.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO(a)   PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                                       SIX MONTHS
                                                                          ENDED         5/1/01
                                                                         6/30/02          TO
CLASS I                                                                (UNAUDITED)      12/31/01
Net asset value, beginning of period                                       $10.15         $10.00
                                                                           ------         ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                           $ (0.00)(b)   $ (0.02)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                      (2.03)         0.17
                                                                           ------         ------
   Net increase (decrease) from investment operations                     $ (2.03)      $  0.15
Distributions to shareowners:
   Net investment income                                                        -             -
                                                                           ------         ------
Net increase (decrease) in net asset value                                $ (2.03)      $  0.15
                                                                           ------         ------
Net asset value, end of period                                            $  8.12       $ 10.15
                                                                          =======       =======
Total return*                                                              (20.00)%        1.50%
Ratio of net expenses to average net assets+                                 1.25%**       1.24%**
Ratio of net investment income (loss) to average net assets+                (0.03)%**     (0.63)%**
Portfolio turnover rate                                                       124%          125%**
Net assets, end of period (in thousands)                                  $   920       $   743
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                              7.80%**      27.02%**
   Net investment income (loss)                                             (6.58)%**    (26.41)%**


PIONEER GLOBAL TELECOMS VCT PORTFOLIO(a)        PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                                        SIX MONTHS
                                                                          ENDED         5/1/01
                                                                          6/30/02         TO
CLASS I                                                                 (UNAUDITED)    12/31/01
Net asset value, beginning of period                                      $  6.98       $ 10.00
                                                                          -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                           $  0.04       $ (0.01)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                      (2.05)        (3.01)
                                                                          -------       -------
   Net increase (decrease) from investment operations                     $ (2.01)      $ (3.02)
Distributions to shareowners:
   Net investment income                                                        -             -
                                                                          -------       -------
Net increase (decrease) in net asset value                                $ (2.01)      $ (3.02)
                                                                          -------       -------
Net asset value, end of period                                            $  4.97       $  6.98
                                                                          =======       =======
Total return*                                                              (28.80)%      (30.20)%
Ratio of net expenses to average net assets+                                 1.25%**       1.25%**
Ratio of net investment income (loss) to average net assets+                 1.41%**      (0.39)%**
Portfolio turnover rate                                                       189%**        122%**
Net assets, end of period (in thousands)                                  $   201       $   190
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                             41.55%**      69.95%**
   Net investment income (loss)                                            (38.89)%**    (69.09)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                              1.25%**       1.25%**
   Net investment income (loss)                                              1.41%**      (0.39)%**

(a) Shares of Pioneer Global Health Care and Pioneer Global Telecoms VCT Portfolios were first publicly offered on May 1, 2001.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                                       SIX MONTHS
                                                                          ENDED
                                                                         6/30/02   YEAR ENDED  YEAR ENDED   YEAR ENDED  10/30/98 TO
CLASS I                                                               (UNAUDITED)   12/31/01   12/31/00     12/31/99     12/31/98
Net asset value, beginning of period                                   $   8.42     $ 11.07    $  13.61     $  10.60    $  10.00
                                                                       --------     -------    --------     --------    --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                        $  (0.11)    $  0.01    $  (0.06)    $   0.05        $  -
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                    (0.29)      (2.51)      (2.45)        2.97        0.60
                                                                       --------     -------    --------     --------    --------
   Net increase (decrease) from investment operations                  $  (0.40)    $ (2.50)   $  (2.51)    $   3.02    $   0.60
Distributions to shareowners:
   Net investment income                                                      -       (0.15)      (0.02)           -           -
   Net realized gain                                                          -           -       (0.01)       (0.01)          -
                                                                       --------     -------    --------     --------    --------
Net increase (decrease) in net asset value                             $  (0.40)    $ (2.65)   $  (2.54)    $   3.01    $   0.60
                                                                       --------     -------    --------     --------    --------
Net asset value, end of period                                         $   8.02     $  8.42    $  11.07     $  13.61    $  10.60
                                                                       ========     =======    ========     ========    ========
Total return*                                                             (4.75)%    (22.66)%    (18.46)%      28.47%       6.00%
Ratio of net expenses to average net assets+                               1.50%**     1.50%       1.48%        1.53%       1.50%**
Ratio of net investment income (loss) to average net assets+               1.31%**     0.25%      (0.28)%       0.56%       0.00%**
Portfolio turnover rate                                                      58%**       73%         92%          60%          6%**
Net assets, end of period (in thousands)                               $ 11,824     $12,417    $ 18,474     $ 12,735    $  1,620
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                            2.01%**     1.99%       1.55%        2.58%      16.56%**
   Net investment income (loss)                                            0.80%**     0.24%      (0.35)%      (0.49)%    (15.06)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                            1.50%**     1.50%       1.48%        1.50%       1.50%**
   Net investment income (loss)                                            1.31%**     0.25%      (0.28)%       0.60%       0.00%**

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                               SIX MONTHS
                                                                 ENDED
                                                                6/30/02    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED YEAR ENDED
CLASS I                                                        (UNAUDITED)  12/31/01   12/31/00    12/31/99    12/31/98    12/31/97
Net asset value, beginning of period                            $  9.00     $ 11.83     $ 15.38     $ 10.79     $ 12.23     $ 11.83
                                                                -------     -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.02     $  0.02     $  0.01     $  0.07     $  0.09     $  0.06
   Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                 0.04       (2.83)      (3.45)       4.67       (0.45)       0.53
                                                                -------     -------     -------     -------     -------     -------
   Net increase (decrease) from investment operations           $  0.06     $ (2.81)    $ (3.44)    $  4.74     $ (0.36)    $  0.59
Distributions to shareowners:
   Net investment income                                          (0.01)      (0.02)      (0.11)      (0.15)      (0.19)      (0.03)
   Net realized gain                                                  -           -           -           -       (0.89)      (0.16)
                                                                -------     -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                      $  0.05     $ (2.83)    $ (3.55)    $  4.59     $ (1.44)    $  0.40
                                                                -------     -------     -------     -------     -------     -------
Net asset value, end of period                                  $  9.05     $  9.00     $ 11.83     $ 15.38     $ 10.79     $ 12.23
                                                                =======     =======     =======     =======     =======     =======
Total return*                                                      0.71%     (23.74)%    (22.50)%     44.38%      (3.32)%      4.87%
Ratio of net expenses to average net assets+                       1.40%**     1.38%       1.25%       1.22%       1.44%       1.49%
Ratio of net investment income (loss) to average net assets+       1.13%**     0.21%       0.10%       0.01%       1.00%       0.78%
Portfolio turnover rate                                              23%**       39%         55%         90%        113%        133%
Net assets, end of period (in thousands)                        $30,993     $32,083     $48,380     $69,192     $51,525     $49,412
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                    1.40%**     1.38%       1.25%       1.22%       1.47%       1.71%
   Net investment income (loss)                                    1.13%**     0.21%       0.10%       0.01%       0.97%       0.56%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                    1.40%**     1.38%       1.25%       1.22%       1.43%       1.48%
   Net investment income (loss)                                    1.13%**     0.21%       0.10%       0.01%       1.01%       0.79%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO      PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                                 SIX MONTHS
                                                                    ENDED           YEAR         5/1/00
                                                                   6/30/02          ENDED          TO
CLASS I                                                           (UNAUDITED)     12/31/01      12/31/00
Net asset value, beginning of period                             $    5.11       $    7.48     $   10.00
                                                                 ---------       ---------     ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $   (0.03)      $   (0.06)    $   (0.04)
   Net realized and unrealized gain (loss) on investments            (2.00)          (2.31)        (2.48)
                                                                 ---------       ---------     ---------
   Net increase (decrease) from investment operations            $   (2.03)      $   (2.37)    $   (2.52)
                                                                 ---------       ---------     ---------
Net increase (decrease) in net asset value                       $   (2.03)      $   (2.37)    $   (2.52)
                                                                 ---------       ---------     ---------
Net asset value, end of period                                   $    3.08       $    5.11     $    7.48
                                                                 =========       =========     =========
Total return*                                                       (39.73)%        (31.68)%      (25.20)%
Ratio of net expenses to average net assets+                          1.25%**         1.25%         1.25%**
Ratio of net investment income (loss) to average net assets+         (1.20)%**       (1.04)%       (0.84)%**
Portfolio turnover rate                                                 30%**           59%           73%**
Net assets, end of period (in thousands)                         $   3,282       $   5,984     $   7,845
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                       2.76%**         2.11%         2.11%**
   Net investment income (loss)                                      (2.71)%**       (1.90)%       (1.70)%**


PIONEER SMALL CAP VALUE VCT PORTFOLIO(a)        PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                                           SIX MONTHS
                                                                              ENDED        11/8/01
                                                                             6/30/02         TO
CLASS I                                                                    (UNAUDITED)    12/31/01
Net asset value, beginning of period                                      $   10.87       $   10.00
                                                                          ---------       ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                           $   (0.01)      $    0.01
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                         0.51            0.86
                                                                          ---------       ---------
   Net increase (decrease) from investment operations                     $    0.50       $    0.87
Distribution to shareowners:
   Net investment income                                                      (0.00)(b)           -
   Net realized gain                                                          (0.00)(b)           -
                                                                          ---------       ---------
Net increase (decrease) in net asset value                                $    0.50       $    0.87
                                                                          ---------       ---------
Net asset value, end of period                                            $   11.37       $   10.87
                                                                          =========       =========
Total return*                                                                  4.60%           8.70%
Ratio of net expenses to average net assets+                                   1.25%**         1.21%**
Ratio of net investment income (loss) to average net assets+                  (0.05)%**        0.86%**
Portfolio turnover rate                                                          25%**            0%**
Net assets, end of period (in thousands)                                  $   7,115       $     504
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                2.82%**        77.48%**
   Net investment income (loss)                                               (1.62)%**      (75.41)%**

(a) Shares of Pioneer Small Cap Value VCT Portfolio were first publicly offered on November 8, 2001.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO(a)          PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                                   SIX MONTHS
                                                                      ENDED          1/19/01
                                                                     6/30/02           TO
CLASS I                                                            (UNAUDITED)      12/31/01
Net asset value, beginning of period                               $   10.97       $   10.00
                                                                   ---------       ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $   (0.01)      $    0.02
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                  0.09            0.95
                                                                   ---------       ---------
   Net increase (decrease) from investment operations              $    0.08       $    0.97
Distribution to shareowners:
   Net investment income                                               (0.00)(b)           -
                                                                   ---------       ---------
Net increase (decrease) in net asset value                         $    0.08       $    0.97
                                                                   ---------       ---------
Net asset value, end of period                                     $   11.05       $   10.97
                                                                   =========       =========
Total return*                                                           0.76%           9.70%
Ratio of net expenses to average net assets+                            1.25%**         1.24%**
Ratio of net investment income (loss) to average net assets+           (0.07)%**        0.30%**
Portfolio turnover rate                                                   49%**           72%**
Net assets, end of period (in thousands)                           $   4,128       $   2,375
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                         2.70%**         7.49%**
   Net investment income (loss)                                        (1.52)%**       (5.95)%**

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                               SIX MONTHS
                                                                 ENDED
                                                                 6/30/02     YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED
CLASS I                                                        (UNAUDITED)    12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
Net asset value, beginning of period                            $   17.35     $  17.79   $  16.26   $  14.49   $  16.15   $  13.05
                                                                ---------     --------   --------   --------   --------   --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $   (0.41)    $   0.07   $   0.13   $   0.13   $   0.12   $   0.12
   Net realized and unrealized gain (loss) on investments            0.11         1.06       2.62       1.77      (0.65)      3.09
                                                                ---------     --------   --------   --------   --------   --------
   Net increase (decrease) from investment operations           $   (0.30)    $   1.13   $   2.75   $   1.90   $  (0.53)  $   3.21
Distributions to shareowners:
   Net investment income                                            (0.05)       (0.10)     (0.13)     (0.13)     (0.10)         -
   Net realized gain                                                (0.46)       (1.47)     (1.09)         -      (1.03)     (0.11)
                                                                ---------     --------   --------   --------   --------   --------
Net increase (decrease) in net asset value                      $   (0.81)    $  (0.44)  $   1.53   $   1.77   $  (1.66)  $   3.10
                                                                ---------     --------   --------   --------   --------   --------
Net asset value, end of period                                  $   16.54     $  17.35   $  17.79   $  16.26   $  14.49   $  16.15
                                                                =========     ========   ========   ========   ========   ========
Total return*                                                       (1.70)%       6.49%     18.00%     13.13%     (4.02)%    24.69%
Ratio of net expenses to average net assets+                         0.76%**      0.79%      0.77%      0.76%      0.74%      0.80%
Ratio of net investment income (loss) to average net assets+         0.43%**      0.45%      0.63%      0.77%      0.90%      1.02%
Portfolio turnover rate                                                71%**        95%        85%        91%        81%        50%
Net assets, end of period (in thousands)                        $ 136,766     $128,340   $111,466   $120,526   $113,359   $105,476
Ratio assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      0.76%**      0.79%      0.77%      0.76%      0.74%      0.80%
   Net investment income (loss)                                      0.43%**      0.45%      0.63%      0.77%      0.90%      1.02%
Ratio assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      0.76%**      0.79%      0.77%      0.76%      0.74%      0.79%
   Net investment income (loss)                                      0.43%**      0.45%      0.63%      0.77%      0.90%      1.03%

(a) Shares of Pioneer Small Company VCT Portfolio were first publicly offered on January 19, 2001.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                             SIX MONTHS
                                                               ENDED         YEAR        YEAR        YEAR      YEAR     10/31/97
                                                               6/30/02       ENDED       ENDED       ENDED     ENDED       TO
CLASS I                                                      (UNAUDITED)    12/31/01   12/31/00     12/31/99  12/31/98  12/31/97
Net asset value, beginning of period                           $ 14.95     $ 18.39     $  21.92    $  20.34   $ 15.34     $15.00
                                                               -------     -------     --------    --------   -------     ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.03     $  0.01     $  (0.03)   $  (0.02)  $  0.00(a)  $ 0.01
   Net realized and unrealized gain (loss) on investments        (3.86)      (3.45)       (1.91)       1.64      5.00       0.33
                                                               -------     -------     --------    --------   -------     ------
   Net increase (decrease) from investment operations          $ (3.83)    $ (3.44)    $  (1.94)   $   1.62   $  5.00     $ 0.34
Distributions to shareowners:
   Net investment income                                         (0.01)          -            -       (0.01)    (0.00)(a)      -
   Net realized gain                                                 -           -        (1.59)      (0.03)        -          -
                                                               -------     -------     --------    --------   -------     ------
Net increase (decrease) in net asset value                     $ (3.84)    $ (3.44)    $  (3.53)   $   1.58   $  5.00     $ 0.34
                                                               -------     -------     --------    --------   -------     ------
Net asset value, end of period                                 $ 11.11     $ 14.95     $  18.39    $  21.92   $ 20.34     $15.34
                                                               =======     =======     ========    ========   =======     ======
Total return*                                                   (25.60)%    (18.71)%      (7.88)%      7.93%    32.60%      2.27%
Ratio of net expenses to average net assets+                      0.95%**     0.85%        0.73%       0.76%     0.88%      1.25%**
Ratio of net investment income (loss) to average net assets+     (0.04)%**    0.07%       (0.11)%     (0.08)%    0.08%      0.60%**
Portfolio turnover rate                                            121%**      111%          95%         47%       28%        16%**
Net assets, end of period (in thousands)                       $49,327     $72,456     $105,855    $162,730   $85,670     $4,646
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                   0.95%**     0.85%        0.73%       0.76%     0.92%      6.57%**
   Net investment income (loss)                                  (0.04)%**    0.07%       (0.11)%     (0.08)%   (0.04)%    (4.72)%**
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                   0.95%**     0.85%        0.73%       0.76%     0.88%      1.25%**
   Net investment income (loss)                                  (0.04)%**    0.07%       (0.11)%     (0.08)%   (0.08)%     0.60%**

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                             SIX MONTHS
                                                               ENDED
                                                               6/30/02     YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED
CLASS I                                                      (UNAUDITED)    12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
Net asset value, beginning of period                           $  14.77     $ 14.42    $ 11.73    $ 13.07    $ 16.90    $ 14.46
                                                               --------     -------    -------    -------    -------    -------
Increase (decrease) from investment operations:
   Net investment income                                       $   0.34     $  0.68    $  0.71    $  0.66    $  0.60    $  0.47
   Net realized and unrealized gain (loss) on investments          1.49        0.40       2.67      (1.20)     (3.72)      2.54
                                                               --------     -------    -------    -------    -------    -------
   Net increase (decrease) from investment operations          $   1.83     $  1.08    $  3.38    $ (0.54)   $ (3.12)   $  3.01
Distributions to shareowners:
   Net investment income                                          (0.34)      (0.56)     (0.59)     (0.60)     (0.56)     (0.45)
   Net realized gain                                                  -           -          -      (0.12)     (0.15)     (0.12)
   Tax return of capital                                              -       (0.17)     (0.10)     (0.08)         -          -
                                                               --------     -------    -------    -------    -------    -------
Net increase (decrease) in net asset value                     $   1.49     $  0.35    $  2.69    $ (1.34)   $ (3.83)   $  2.44
                                                               --------     -------    -------    -------    -------    -------
Net asset value, end of period                                 $  16.26     $ 14.77    $ 14.42    $ 11.73    $ 13.07    $ 16.90
                                                               ========     =======    =======    =======    =======    =======
Total return*                                                     12.47%       7.80%     29.51%     (4.17)%   (18.74)%    21.16%
Ratio of net expenses to average net assets+                       1.07%**     1.16%      1.10%      1.15%      1.19%      1.25%
Ratio of net investment income (loss) to average net assets+       4.49%**     4.71%      5.02%      5.07%      4.06%      3.16%
Portfolio turnover rate                                              31%**       34%        31%        54%        18%        28%
Net assets, end of period (in thousands)                       $ 38,175     $33,026    $32,982    $28,318    $35,579    $42,187
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                    1.07%**     1.16%      1.10%      1.30%      1.20%      1.37%
   Net investment income (loss)                                    4.49%**     4.71%      5.02%      4.92%      4.05%      3.04%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                    1.07%**     1.16%      1.10%      1.14%      1.19%      1.24%
   Net investment income (loss)                                    4.49%**     4.71%      5.02%      5.08%      4.06%      3.17%

(a)  Amounts rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                            SIX MONTHS
                                                              ENDED
                                                              6/30/02    YEAR ENDED   YEAR ENDED  YEAR ENDED YEAR ENDED 10/31/97 TO
CLASS I                                                     (UNAUDITED)    12/31/01   12/31/00     12/31/99   12/31/98   12/31/97
Net asset value, beginning of period                           $  19.08     $  22.67    $  22.70   $  19.76   $ 15.80     $15.00
                                                               --------     --------    --------   --------   -------     ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $   0.09     $   0.17    $   0.18   $   0.16   $  0.15     $ 0.01
   Net realized and unrealized gain (loss) on investments         (1.76)       (2.57)       0.10       2.97      3.96       0.80
                                                               --------     --------    --------   --------   -------     ------
   Net increase (decrease) from investment operations          $  (1.67)    $  (2.40)   $   0.28   $   3.13   $  4.11     $ 0.81
Distributions to shareowners:
   Net investment income                                          (0.08)       (0.17)      (0.18)     (0.17)    (0.15)     (0.01)
   Net realized gain                                                  -        (1.02)      (0.13)     (0.02)        -          -
                                                               --------     --------    --------   --------   -------     ------
Net increase (decrease) in net asset value                     $  (1.75)    $  (3.59)   $  (0.03)  $   2.94   $  3.96     $ 0.80
                                                               --------     --------    --------   --------   -------     ------
Net asset value, end of period                                 $  17.33     $  19.08    $  22.67   $  22.70   $ 19.76     $15.80
                                                               ========     ========    ========   ========   =======     ======
Total return*                                                     (8.77)%     (10.85)%      1.22%     15.91%    26.12%      5.43%
Ratio of net expenses to average net assets+                       0.74%**      0.74%       0.69%      0.70%     0.86%      1.25%**
Ratio of net investment income (loss) to average net assets+       0.95%**      0.83%       0.78%      0.82%     0.97%      1.07%**
Portfolio turnover rate                                               9%**         7%         37%         8%        4%         -
Net assets, end of period (in thousands)                       $179,876     $199,160    $222,107   $204,927   $89,860     $4,493
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                    0.74%**      0.74%       0.69%      0.70%     0.87%      5.30%**
   Net investment income (loss)                                    0.95%**      0.83%       0.78%      0.82%     0.96%     (2.98)%**
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                    0.74%**      0.74%       0.69%      0.70%     0.86%      1.25%**
   Net investment income (loss)                                    0.95%**      0.83%       0.78%      0.82%     0.97%      1.07%**

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                             SIX MONTHS
                                                               ENDED
                                                               6/30/02     YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED
CLASS I                                                      (UNAUDITED)    12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
Net asset value, beginning of period                           $   18.40     $  21.28   $  20.72   $  21.44   $  18.14   $  13.73
                                                               ---------     --------   --------   --------   --------   --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $    0.20     $   0.40   $   0.51   $   0.42   $   0.39   $   0.35
   Net realized and unrealized gain (loss) on investments          (1.20)       (1.86)      2.28      (0.15)      3.52       4.44
                                                               ---------     --------   --------   --------   --------   --------
   Net increase (decrease) from investment operations          $   (1.00)    $  (1.46)  $   2.79   $   0.27   $   3.91   $   4.79
Distributions to shareowners:
   Net investment income                                           (0.19)       (0.36)     (0.49)     (0.41)     (0.39)     (0.37)
   Net realized gain                                                   -        (1.06)     (1.74)     (0.58)     (0.22)     (0.01)
                                                               ---------     --------   --------   --------   --------   --------
Net increase (decrease) in net asset value                     $   (1.19)    $  (2.88)  $   0.56   $  (0.72)  $   3.30   $   4.41
                                                               ---------     --------   --------   --------   --------   --------
Net asset value, end of period                                 $   17.21     $  18.40   $  21.28   $  20.72   $  21.44   $  18.14
                                                               =========     ========   ========   ========   ========   ========
Total return*                                                      (5.47)%      (6.97)%    14.85%      1.21%     21.80%     35.23%
Ratio of net expenses to average net assets+                        0.76%**      0.75%      0.71%      0.70%      0.71%      0.77%
Ratio of net investment income (loss) to average net assets+        2.20%**      2.07%      2.40%      1.97%      2.04%      2.31%
Portfolio turnover rate                                                6%**        13%        13%        23%        19%        15%
Net assets, end of period (in thousands)                       $ 159,949     $164,019   $181,920   $226,379   $203,976   $124,213
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                     0.76%**      0.75%      0.71%      0.70%      0.71%      0.77%
   Net investment income (loss)                                     2.20%**      2.07%      2.40%      1.97%      2.04%      2.31%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                     0.76%**      0.75%      0.71%      0.70%      0.71%      0.77%
   Net investment income (loss)                                     2.20%**      2.07%      2.40%      1.97%      2.04%      2.31%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED VCT PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                             SIX MONTHS
                                                               ENDED
                                                               6/30/02     YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED
CLASS I                                                      (UNAUDITED)    12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
Net asset value, beginning of period                           $ 13.91     $14.60     $ 14.31     $ 14.47     $ 14.99     $ 13.19
                                                               -------     ------     -------     -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.12     $ 0.34     $  0.48     $  0.51     $  0.42     $  0.36
   Net realized and unrealized gain (loss) on investments        (1.08)     (0.67)       0.29       (0.16)       0.00(a)     1.94
                                                               -------     ------     -------     -------     -------     -------
   Net increase (decrease) from investment operations          $ (0.96)    $(0.33)    $  0.77     $  0.35     $  0.42     $  2.30
Distributions to shareowners:
   Net investment income                                         (0.12)     (0.36)      (0.48)      (0.51)      (0.42)      (0.36)
   Net realized gain                                                 -          -           -           -       (0.52)      (0.14)
                                                               -------     ------     -------     -------     -------     -------
Net increase (decrease) in net asset value                     $ (1.08)    $(0.69)    $  0.29     $ (0.16)    $ (0.52)    $  1.80
                                                               -------     ------     -------     -------     -------     -------
Net asset value, end of period                                 $ 12.83     $13.91     $ 14.60     $ 14.31     $ 14.47     $ 14.99
                                                               =======     ======     =======     =======     =======     =======
Total return*                                                    (6.93)%    (2.26)%      5.45%       2.53%       2.64%      17.62%
Ratio of net expenses to average net assets+                      0.91%**    0.84%       0.82%       0.78%       0.80%       0.96%
Ratio of net investment income (loss) to average net assets+      1.69%**    2.42%       3.21%       3.58%       2.93%       2.63%
Portfolio turnover rate                                            264%**     136%         15%         59%        104%         63%
Net assets, end of period (in thousands)                       $50,433     $6,890     $59,545     $72,669     $66,930     $44,008
Ratios assuming no waiver of management fees and
   assumption of expenses by PIM and no reduction for
   fees paid indirectly:
   Net expenses                                                   0.91%**    0.84%       0.82%       0.78%       0.80%       0.96%
   Net investment income (loss)                                   1.69%**    2.42%       3.21%       3.58%       2.93%       2.63%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                   0.91%**    0.84%       0.82%       0.77%       0.80%       0.95%
   Net investment income (loss)                                   1.69%**    2.42%       3.21%       3.59%       2.93%       2.64%

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                                SIX MONTHS
                                                                  ENDED                           5/1/00
                                                                  6/30/02        YEAR ENDED         TO
CLASS I                                                         (UNAUDITED)       12/31/01       12/31/00
Net asset value, beginning of period                            $    10.33       $     9.82     $    10.00
                                                                ----------       ----------     ----------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $     0.47       $     0.95     $     0.61
   Net realized and unrealized gain (loss) on investments            (0.37)            0.62          (0.18)
                                                                ----------       ----------     ----------
   Net increase (decrease) from investment operations           $     0.10       $     1.57     $     0.43
Distributions to shareowners:
   Net investment income                                             (0.46)           (0.95)         (0.61)
   Net realized gain                                                     -            (0.11)             -
                                                                ----------       ----------     ----------
Net increase (decrease) in net asset value                      $    (0.36)      $     0.51     $    (0.18)
                                                                ----------       ----------     ----------
Net asset value, end of period                                  $     9.97       $    10.33     $     9.82
                                                                ==========       ==========     ==========
Total return*                                                         0.90%           16.60%          4.12%
Ratio of net expenses to average net assets+                          0.98%**          1.15%          1.25%**
Ratio of net investment income (loss) to average net assets+          9.05%**          9.15%          9.18%**
Portfolio turnover rate                                                 43%**            36%            33%**
Net assets, end of period (in thousands)                        $   39,884       $   32,331     $    6,849
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                       0.98%**          1.28%          2.35%**
   Net investment income (loss)                                       9.05%**          9.02%          8.08%**

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                                      SIX MONTHS
                                                                         ENDED                                     7/29/99
                                                                        6/30/02       YEAR ENDED     YEAR ENDED       TO
CLASS I                                                               (UNAUDITED)      12/31/01       12/31/00     12/31/99
Net asset value, beginning of period                                   $    9.33       $    9.43     $    9.75     $   10.00
                                                                       ---------       ---------     ---------     ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                        $    0.32       $    0.67     $    0.73     $    0.28
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                       0.11           (0.04)        (0.32)        (0.21)
                                                                       ---------       ---------     ---------     ---------
   Net increase (decrease) from investment operations                  $    0.43       $    0.63     $    0.41     $    0.07
Distributions to shareowners:
   Net investment income                                                   (0.32)          (0.67)        (0.73)        (0.28)
   Tax return of capital                                                       -           (0.06)            -         (0.04)
                                                                       ---------       ---------     ---------     ---------
Net increase (decrease) in net asset value                             $    0.11       $   (0.10)    $   (0.32)    $   (0.25)
                                                                       ---------       ---------     ---------     ---------
Net asset value, end of period                                         $    9.44       $    9.33     $    9.43     $    9.75
                                                                       =========       =========     =========     =========
Total return*                                                               4.70%           6.90%         4.51%         0.70%
Ratio of net expenses to average net assets+                                1.25%**         1.25%         1.30%         1.54%**
Ratio of net investment income (loss) to average net assets+                6.64%**         7.16%         7.53%         6.46%**
Portfolio turnover rate                                                       65%**           55%           54%           49%**
Net assets, end of period (in thousands)                               $   8,209       $   7,479     $   3,265     $   1,244
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                             1.97%**         2.44%         2.97%         8.68%**
   Net investment income (loss)                                             5.92%**         5.97%         5.86%        (0.68)%**
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                             1.25%**         1.25%         1.25%         1.25%**
   Net investment income (loss)                                             6.64%**         7.16%         7.58%         6.75%**

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                              SIX MONTHS
                                                                 ENDED
                                                                 6/30/02   YEAR ENDED YEAR ENDED  YEAR ENDED YEAR ENDED  YEAR ENDED
CLASS I                                                        (UNAUDITED) 12/31/01    12/31/00    12/31/99   12/31/98    12/31/97
Net asset value, beginning of period                             $ 10.06     $  9.97     $  9.47     $ 10.29     $ 10.04    $  9.78
                                                                 -------     -------     -------     -------     -------    -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $  0.25     $  0.52     $  0.58     $  0.56     $  0.55    $  0.54
   Net realized and unrealized gain (loss) on investments           0.17        0.12        0.50       (0.81)       0.25       0.26
                                                                 -------     -------     -------     -------     -------    -------
   Net increase (decrease) from investment operations            $  0.42     $  0.64     $  1.08     $ (0.25)    $  0.80    $  0.80
Distributions to shareowners:
   Net investment income                                           (0.25)      (0.55)      (0.58)      (0.56)      (0.55)     (0.54)
   Net realized gain                                                   -           -           -       (0.01)          -          -
                                                                 -------     -------     -------     -------     -------    -------
Net increase (decrease) in net asset value                       $  0.17     $  0.09     $  0.50     $ (0.82)    $  0.25    $  0.26
                                                                 -------     -------     -------     -------     -------    -------
Net asset value, end of period                                   $ 10.23     $ 10.06     $  9.97     $  9.47     $ 10.29    $ 10.04
                                                                 =======     =======     =======     =======     =======    =======
Total return*                                                       4.24%       6.48%      11.76%      (2.52)%      8.15%      8.44%
Ratio of net expenses to average net assets+                        0.86%**     0.83%       0.84%       0.81%       0.94%      1.26%
Ratio of net investment income (loss) to average net assets+        4.86%**     5.19%       6.00%       5.64%       5.35%      5.46%
Portfolio turnover rate                                               67%**       71%         55%         41%         36%        11%
Net assets, end of period (in thousands)                         $43,057     $37,381     $25,791     $29,779     $28,822    $14,519
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                     0.87%**     0.85%       0.84%       0.81%       0.94%      1.43%
   Net investment income (loss)                                     4.85%**     5.17%       6.00%       5.64%       5.35%      5.29%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                     0.86%**     0.82%       0.81%       0.79%       0.93%      1.23%
   Net investment income (loss)                                     4.86%**     5.20%       6.03%       5.66%       5.36%      5.49%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS 6/30/02

                                                              SIX MONTHS
                                                                 ENDED
                                                                 6/30/02   YEAR ENDED YEAR ENDED  YEAR ENDED YEAR ENDED  YEAR ENDED
CLASS I                                                        (UNAUDITED) 12/31/01    12/31/00    12/31/99   12/31/98    12/31/97
Net asset value, beginning of period                            $  1.00     $  1.00     $  1.00     $  1.00    $  1.00     $  1.00
                                                                -------     -------     -------     -------    -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.01     $  0.03     $  0.06     $  0.04    $  0.05     $  0.05
                                                                -------     -------     -------     -------    -------     -------
Distributions to shareowners:
   Net investment income                                          (0.01)      (0.03)      (0.06)      (0.04)     (0.05)      (0.05)
   Net realized gain                                              (0.00)(a)       -           -           -          -           -
                                                                -------     -------     -------     -------    -------     -------
Net asset value, end of period                                  $  1.00     $  1.00     $  1.00     $  1.00    $  1.00     $  1.00
                                                                =======     =======     =======     =======    =======     =======
Total return*                                                      0.65%       3.39%       5.71%       4.38%      4.68%       4.64%
Ratio of net expenses to average net assets+                       0.79%**     0.78%       0.76%       0.79%      0.92%       1.00%
Ratio of net investment income (loss) to average net assets+       1.18%**     3.16%       5.58%       4.34%      4.55%       4.55%
Net assets, end of period (in thousands)                        $58,031     $49,545     $36,979     $37,347    $21,497     $13,739
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                    0.79%**     0.78%       0.76%       0.79%      0.97%       1.17%
   Net investment income (loss)                                    1.18%**     3.16%       5.58%       4.34%      4.50%       4.38%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                    0.79%**     0.78%       0.75%       0.78%      0.92%       0.99%
   Net investment income (loss)                                    1.18%**     3.16%       5.59%       4.35%      4.55%       4.56%


(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                  (This page has been left blank intentionally.)

PIONEER VARIABLE CONTRACTS TRUST                PIONEER VARIABLE CONTRACTS TRUST

BALANCE SHEETS 6/30/02 (UNAUDITED)

                                                                              PIONEER            PIONEER           PIONEER
                                                                              EMERGING            GLOBAL            GLOBAL
                                                                              MARKETS           FINANCIALS       HEALTH CARE
                                                                            VCT PORTFOLIO      VCT PORTFOLIO     VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $16,787,767, $526,446, $983,228,
    $222,367, $13,180,908, $30,753,911, $6,581,621, $6,945,178, and
    $6,784,623, respectively)                                              $     17,160,247   $      524,967    $       859,363
  Temporary cash investments (at amortized cost)                                          -                -                  -
  Cash                                                                            2,181,079                -             40,764
  Foreign currencies, at value                                                      168,072                -                  -
  Receivables -
    Investment securities sold                                                       68,525           78,776             58,084
    Fund shares sold                                                                 35,372                -                  -
    Collateral for securities loaned, at fair value                                 436,735                -                  -
    Variation margin                                                                      -                -                  -
    Dividends, interest and foreign taxes withheld                                  100,763            1,229                730
    Forward foreign currency settlement contracts, net                                    -               40                164
    Forward foreign currency portfolio hedge contracts, net                               -                -                  -
    Due from Pioneer Investment Management, Inc.                                          -                -                  -
  Other                                                                              20,016              451              1,130
                                                                           ----------------   --------------    ---------------
       Total assets                                                        $     20,170,809   $      605,463    $       960,235
                                                                           ----------------   --------------    ---------------
LIABILITIES:
  Payables -
    Investment securities purchased                                        $        156,989   $            -    $        17,671
    Fund shares repurchased                                                          14,111            9,196             11,743
    Dividends                                                                           703                -                  -
    Upon return of securities loaned                                                436,735                -                  -
    Variation Margin                                                                      -                -                  -
    Forward foreign currency settlement contracts, net                                    -                -                  -
    Forward foreign currency portfolio hedge contracts, net                          16,479                -                  -
  Due to bank                                                                             -           60,016                  -
  Due to affiliates                                                                   9,496              295                403
  Accrued expenses                                                                  105,233           10,176              8,633
  Other                                                                                 729            3,063              1,643
                                                                           ----------------   --------------    ---------------
       Total liabilities                                                   $        740,475   $       82,746    $        40,093
                                                                           ----------------   --------------    ---------------
NET ASSETS:
  Paid-in capital                                                          $     27,204,227   $      527,407    $     1,096,310
  Accumulated net investment income (loss)                                           73,527            4,021               (226)
  Accumulated undistributed net realized gain (loss)                             (8,222,046)          (7,308)           (52,385)
  Net unrealized gain (loss) on:
    Investments                                                                     372,480           (1,479)          (123,865)
    Futures contracts                                                                     -                -                  -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                               2,146               76                308
                                                                           ----------------   --------------    ---------------
       Total net assets                                                    $     19,430,334   $      522,717    $       920,142
                                                                           ----------------   --------------    ---------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                             $     10,063,585   $      522,717    $       920,142
    Shares outstanding                                                              846,671           53,121            113,343
                                                                           ----------------   --------------    ---------------
    Net asset value per share                                              $          11.89   $         9.84    $          8.12
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                             $      9,366,749   $            -    $             -
    Shares outstanding                                                              791,026                -                  -
                                                                           ----------------   --------------    ---------------
    Net asset value per share                                              $          11.84   $            -    $             -

The accompanying notes are an integral part of these financial statements.

                                                                              PIONEER                              PIONEER
                                                                              GLOBAL             PIONEER         INTERNATIONAL
                                                                              TELECOMS            EUROPE            VALUE
                                                                            VCT PORTFOLIO      VCT PORTFOLIO     VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $16,787,767, $526,446, $983,228,
    $222,367, $13,180,908, $30,753,911, $6,581,621, $6,945,178, and
    $6,784,623, respectively)                                              $        182,393   $   12,556,870    $    29,105,378
  Temporary cash investments (at amortized cost)                                          -                -                  -
  Cash                                                                               23,181          439,712          1,834,258
  Foreign currencies, at value                                                            -           58,935                  -
  Receivables -
    Investment securities sold                                                        6,522                -                  -
    Fund shares sold                                                                      -            2,224                  -
    Collateral for securities loaned, at fair value                                       -                -          2,369,650
    Variation margin                                                                      -                -                  -
    Dividends, interest and foreign taxes withheld                                      433           59,180             76,680
    Forward foreign currency settlement contracts, net                                    -                -             45,330
    Forward foreign currency portfolio hedge contracts, net                               -                -                  -
    Due from Pioneer Investment Management, Inc.                                      3,727                -                  -
  Other                                                                                 455          153,833              1,181
                                                                           ----------------   --------------    ---------------
       Total assets                                                        $        216,711   $   13,270,754    $    33,432,477
                                                                           ----------------   --------------    ---------------
LIABILITIES:
  Payables -
    Investment securities purchased                                        $          6,353   $        2,388    $             -
    Fund shares repurchased                                                              65           40,616             11,664
    Dividends                                                                             -                -                  -
    Upon return of securities loaned                                                      -                -          2,369,650
    Variation Margin                                                                      -                -                  -
    Forward foreign currency settlement contracts, net                                    -                -                  -
    Forward foreign currency portfolio hedge contracts, net                               -                -                  -
  Due to bank                                                                             -                -                  -
  Due to affiliates                                                                     295            9,493             28,591
  Accrued expenses                                                                    8,831           26,765             30,042
  Other                                                                                   -                -                  -
                                                                           ----------------   --------------    ---------------
       Total liabilities                                                   $         15,544   $       79,262    $     2,439,947
                                                                           ----------------   --------------    ---------------
NET ASSETS:
  Paid-in capital                                                          $        300,929   $   20,544,729    $    44,323,955
  Accumulated net investment income (loss)                                            1,390           75,981            173,165
  Accumulated undistributed net realized gain (loss)                                (61,178)      (6,811,378)       (11,863,120)
  Net unrealized gain (loss) on:
    Investments                                                                    (39,974)         (624,038)        (1,648,533)
    Futures contracts                                                                     -                -                  -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                   -            6,198              7,063
                                                                           ----------------   --------------    ---------------
       Total net assets                                                    $        201,167   $   13,191,492    $    30,992,530
                                                                           ----------------   --------------    ---------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                             $        201,167   $   11,824,296    $    30,992,530
    Shares outstanding                                                               40,451        1,474,964          3,422,709
                                                                           ----------------   --------------    ---------------
    Net asset value per share                                              $           4.97   $         8.02    $          9.05
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                             $              -   $    1,367,196    $             -
    Shares outstanding                                                                    -          173,708                  -
                                                                           ----------------   --------------    ---------------
    Net asset value per share                                              $              -   $         7.87    $             -

                                                                              PIONEER            PIONEER           PIONEER
                                                                              SCIENCE &         SMALL CAP           SMALL
                                                                             TECHNOLOGY           VALUE            COMPANY
                                                                            VCT PORTFOLIO      VCT PORTFOLIO     VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $16,787,767, $526,446, $983,228,
    $222,367, $13,180,908, $30,753,911, $6,581,621, $6,945,178, and
    $6,784,623, respectively)                                              $      3,239,210   $    6,954,886    $     6,825,894
  Temporary cash investments (at amortized cost)                                          -                -                  -
  Cash                                                                               22,827          388,230            687,945
  Foreign currencies, at value                                                            -                -                  -
  Receivables -
    Investment securities sold                                                       42,091                -                  -
    Fund shares sold                                                                      -           67,998             27,111
    Collateral for securities loaned, at fair value                                  11,400          182,172            354,989
    Variation margin                                                                      -                -                  -
    Dividends, interest and foreign taxes withheld                                        -            5,605              5,873
    Forward foreign currency settlement contracts, net                                    -                -                  -
    Forward foreign currency portfolio hedge contracts, net                               -                -                  -
    Due from Pioneer Investment Management, Inc.                                      9,079                -              4,414
  Other                                                                                 445                -                447
                                                                           ----------------   --------------    ---------------
       Total assets                                                        $      3,325,052   $    7,598,891    $     7,906,673
                                                                           ----------------   --------------    ---------------
LIABILITIES:
  Payables -
    Investment securities purchased                                        $          8,463   $      279,180    $       293,921
    Fund shares repurchased                                                             449              436                317
    Dividends                                                                             -                -                 33
    Upon return of securities loaned                                                 11,400          182,172            354,989
    Variation Margin                                                                      -                -                  -
    Forward foreign currency settlement contracts, net                                    -                -                  -
    Forward foreign currency portfolio hedge contracts, net                               -                -                  -
  Due to bank                                                                             -                -                  -
  Due to affiliates                                                                   3,229           13,999              4,409
  Accrued expenses                                                                   19,192            8,103              9,100
  Other                                                                                   -                -                  -
                                                                           ----------------   --------------    ---------------
       Total liabilities                                                   $         42,733   $      483,890    $       662,769
                                                                           ----------------   --------------    ---------------
NET ASSETS:
  Paid-in capital                                                          $     12,524,737   $    7,145,374    $     7,267,629
  Accumulated net investment income (loss)                                          (29,812)            (705)            (2,856)
  Accumulated undistributed net realized gain (loss)                             (5,870,195)         (39,376)           (62,140)
  Net unrealized gain (loss) on:
    Investments                                                                  (3,342,411)           9,708             41,271
    Futures contracts                                                                     -                -                  -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                   -                -                  -
                                                                           ----------------   --------------    ---------------
       Total net assets                                                    $      3,282,319   $    7,115,001    $     7,243,904
                                                                           ----------------   --------------    ---------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                             $      3,282,319   $    7,115,001    $     4,128,384
    Shares outstanding                                                            1,065,187          625,884            373,634
                                                                           ----------------   --------------    ---------------
    Net asset value per share                                              $           3.08   $        11.37    $         11.05
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                             $              -   $            -    $     3,115,520
    Shares outstanding                                                                    -                -            283,036
                                                                           ----------------   --------------    ---------------
    Net asset value per share                                              $              -   $            -    $         11.01

   The accompanying notes are an integral part of these financial statements.

                                                                               PIONEER           PIONEER
                                                                               MID CAP            GROWTH
                                                                                VALUE             SHARES
                                                                             VCT PORTFOLIO     VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $165,188,613, $59,722,162,
    $55,895,529, $211,961,362, $157,986,375, $47,500,057, $41,713,157,
    and $7,879,162, respectively)                                          $      175,718,439   $     46,258,093
  Temporary cash investments (at amortized cost)                                   15,500,000          2,500,000
  Cash                                                                                 50,481             94,372
  Foreign currencies, at value                                                              -                  -
  Receivables -
    Investment securities sold                                                        871,023            888,223
    Fund shares sold                                                                1,008,577                207
    Collateral for securities loaned, at fair value                                 2,454,800            651,510
    Variation margin                                                                        -                  -
    Dividends, interest and foreign taxes withheld                                    142,370             50,818
    Forward foreign currency settlement contracts, net                                      -                  -
    Forward foreign currency portfolio hedge contracts, net                                 -                  -
    Due from Pioneer Investment Management, Inc.                                            -                  -
  Other                                                                                   472                509
                                                                            -----------------   ----------------
       Total assets                                                         $      95,746,162   $     50,443,732
                                                                            -----------------   ----------------
LIABILITIES:
  Payables -
    Investment securities purchased                                         $       3,147,049   $              -
    Fund shares repurchased                                                               880             33,196
    Dividends                                                                               -                  -
    Upon return of securities loaned                                                2,454,800            651,510
    Variation Margin                                                                        -                  -
    Forward foreign currency settlement contracts, net                                      -                  -
    Forward foreign currency portfolio hedge contracts, net                                 -                  -
  Due to bank                                                                               -                  -
  Due to affiliates                                                                   120,837             36,457
  Accrued expenses                                                                     36,874             30,545
  Other                                                                                     -                  -
                                                                            -----------------   ----------------
       Total liabilities                                                    $       5,760,440   $        751,708
                                                                            -----------------   ----------------
NET ASSETS:
  Paid-in capital                                                           $     179,631,538   $     91,035,636
  Accumulated net investment income (loss)                                            322,325             10,239
  Accumulated undistributed net realized gain (loss)                                 (497,967)       (27,889,782)
  Net unrealized gain (loss) on:
    Investments                                                                    10,529,826        (13,464,069)
    Futures contracts                                                                       -                  -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                     -                  -
                                                                            -----------------   ----------------
       Total net assets                                                     $     189,985,722   $     49,692,024
                                                                            -----------------   ----------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                              $     136,765,854   $     49,327,101
    Shares outstanding                                                              8,268,560          4,440,565
                                                                            -----------------   ----------------
    Net asset value per share                                               $           16.54   $          11.11
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                              $      53,219,868   $        364,924
    Shares outstanding                                                              3,231,975             32,949
                                                                            -----------------   ----------------
    Net asset value per share                                               $           16.47   $          11.08

   The accompanying notes are an integral part of these financial statements.

                                                                              PIONEER                              PIONEER
                                                                            REAL ESTATE          PIONEER            EQUITY
                                                                              SHARES               FUND             INCOME
                                                                            VCT PORTFOLIO      VCT PORTFOLIO     VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $165,188,613,
    $59,722,162, $55,895,529, $211,961,362,
    $157,986,375, $47,500,057, $41,713,157,
    and $7,879,162, respectively)                                          $     64,932,203   $  199,355,583    $   174,166,640
  Temporary cash investments (at amortized cost)                                  8,800,000       11,000,000         10,900,000
  Cash                                                                              163,812           22,101             11,947
  Foreign currencies, at value                                                            -                -                  -
  Receivables -
    Investment securities sold                                                            -          709,134                  -
    Fund shares sold                                                                426,196           62,409            411,157
    Collateral for securities loaned, at fair value                                 701,100                -            701,800
    Variation margin                                                                      -                -                  -
    Dividends, interest and foreign taxes withheld                                  404,947          223,176            310,159
    Forward foreign currency settlement contracts, net                                    -                -                  -
    Forward foreign currency portfolio hedge contracts, net                               -                -                  -
    Due from Pioneer Investment Management, Inc.                                          -                -                  -
  Other                                                                                 422              675                585
                                                                           ----------------   --------------    ---------------
       Total assets                                                        $     75,428,680   $  211,373,078    $   186,502,288
                                                                           ----------------   --------------    ---------------
LIABILITIES:
  Payables -
    Investment securities purchased                                        $      2,945,900   $      634,846    $             -
    Fund shares repurchased                                                          29,631          931,684            145,012
    Dividends                                                                             -                -                  -
    Upon return of securities loaned                                                701,100                -            701,800
    Variation margin                                                                      -                -                  -
    Forward foreign currency settlement contracts, net                                    -                -                  -
    Forward foreign currency portfolio hedge contracts, net                               -                -                  -
  Due to bank                                                                             -                -                  -
  Due to affiliates                                                                  54,888          148,618            113,852
  Accrued expenses                                                                   32,300                -             26,957
  Other  -                                                                                -                -                  -
                                                                           ----------------   --------------    ---------------
       Total liabilities                                                   $      3,763,819   $    1,715,148    $       987,621
                                                                           ----------------   --------------    ---------------
NET ASSETS:
  Paid-in capital                                                          $     66,339,913   $  237,860,897    $   175,393,059
  Accumulated net investment income (loss)                                           83,625           83,525            694,741
  Accumulated undistributed net realized gain (loss)                             (3,795,351)     (15,680,713)        (6,753,398)
  Net unrealized gain (loss) on:
    Investments                                                                   9,036,674      (12,605,779)        16,180,265
    Futures contracts                                                                     -                -                  -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                   -                -                  -
                                                                           ----------------   --------------    ---------------
       Total net assets                                                    $     71,664,861   $  209,657,930    $   185,514,667
                                                                           ----------------   --------------    ---------------
NET ASSET VALUE PER SHARE:
  CLASS I:
    (Unlimited number of shares authorized)
      Net assets                                                           $     38,174,880   $  179,876,379    $   159,948,782
      Shares outstanding                                                          2,347,842       10,376,774          9,296,048
                                                                           ----------------   --------------    ---------------
      Net asset value per share                                            $          16.26   $        17.33    $         17.21
  CLASS II:
    (Unlimited number of shares authorized)
      Net assets                                                           $     33,489,981   $   29,781,551    $    25,565,885
      Shares outstanding                                                          2,062,260        1,721,528          1,479,620
                                                                           ----------------   --------------    ---------------
      Net asset value per share                                            $          16.24   $        17.30    $         17.28

                                                                                                  PIONEER           PIONEER
                                                                               PIONEER             HIGH            STRATEGIC
                                                                              BALANCED            YIELD             INCOME
                                                                            VCT PORTFOLIO      VCT PORTFOLIO     VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $165,188,613,
    $59,722,162, $55,895,529, $211,961,362,
    $157,986,375, $47,500,057, $41,713,157,
    and $7,879,162, respectively)                                          $     43,676,949   $   40,168,938    $     7,987,961
  Temporary cash investments (at amortized cost)                                  6,072,327                -                  -
  Cash                                                                            1,041,285                -            102,235
  Foreign currencies, at value                                                            -                -              4,835
  Receivables -
    Investment securities sold                                                      123,906                -              6,721
    Fund shares sold                                                                  9,697          131,872             21,975
    Collateral for securities loaned, at fair value                                       -          254,410                  -
    Variation margin                                                                    525                -                  -
    Dividends, interest and foreign taxes withheld                                  192,502          738,688            170,759
    Forward foreign currency settlement contracts, net                                    -                -                  -
    Forward foreign currency portfolio hedge contracts, net                               -                -                  -
    Due from Pioneer Investment Management, Inc.                                          -                -                166
  Other                                                                                 526              452                793
                                                                           ----------------   --------------    ---------------
       Total assets                                                        $     51,117,717   $   41,294,360    $     8,295,445
                                                                           ----------------   --------------    ---------------
LIABILITIES:
  Payables -
    Investment securities purchased                                        $        633,058   $            -    $        68,512
    Fund shares repurchased                                                               -                -                  -
    Dividends                                                                             -                -                  -
    Upon return of securities loaned                                                      -          254,410                  -
    Variation margin                                                                      -                -                  -
    Forward foreign currency settlement contracts, net                                    -                -                789
    Forward foreign currency portfolio hedge contracts, net                               -                -                  -
  Due to bank                                                                             -          895,726                  -
  Due to affiliates                                                                  32,064           26,622              3,645
  Accrued expenses                                                                   19,878           18,247             13,741
  Other  -                                                                                -              500                  -
                                                                           ----------------   --------------    ---------------
       Total liabilities                                                   $        685,000   $    1,195,505    $        86,687
                                                                           ----------------   --------------    ---------------
NET ASSETS:
  Paid-in capital                                                          $     55,435,272   $   41,661,496    $     8,242,789
  Accumulated net investment income (loss)                                           10,364           20,463            (16,595)
  Accumulated undistributed net realized gain (loss)                             (1,143,336)         (38,885)          (129,928)
  Net unrealized gain (loss) on:
    Investments                                                                  (3,823,108)      (1,544,219)           108,799
    Futures contracts                                                               (46,475)               -                  -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                  -                 -              3,693
                                                                           ----------------   --------------    ---------------
       Total net assets                                                    $     50,432,717   $   40,098,855    $     8,208,758
                                                                           ----------------   --------------    ---------------
NET ASSET VALUE PER SHARE:
  CLASS I:
    (Unlimited number of shares authorized)
      Net assets                                                           $     50,432,717   $   39,883,846    $     8,208,758
      Shares outstanding                                                          3,931,765        3,998,385            869,662
                                                                           ----------------   --------------    ---------------
      Net asset value per share                                            $          12.83   $         9.97    $          9.44
  CLASS II:
    (Unlimited number of shares authorized)
      Net assets                                                           $              -   $      215,009    $             -
      Shares outstanding                                                                  -           21,544                  -
                                                                           ----------------   --------------    ---------------
      Net asset value per share                                            $              -   $         9.98    $             -

   The accompanying notes are an integral part of these financial statements.

                                                                                 PIONEER                         PIONEER
                                                                                 AMERICA                          MONEY
                                                                                 INCOME                           MARKET
                                                                              VCT PORTFOLIO                   VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $41,390,248 and
    $0, respectively)                                                       $      42,085,141             $                 -
  Temporary cash investments (at amortized cost)                                    2,900,000                      58,859,968
  Cash                                                                                 84,904                          37,146
  Foreign currencies, at value                                                              -                               -
  Receivables -
    Investment securities sold                                                              -                         301,958
    Fund shares sold                                                                        -                               -
    Collateral for securities loaned, at fair value                                         -                               -
    Variation margin                                                                        -                               -
    Dividends, interest and foreign taxes withheld                                    366,958                         675,830
    Forward foreign currency settlement contracts, net                                      -                               -
    Forward foreign currency portfolio hedge contracts, net                                 -                               -
    Due from Pioneer Investment Management, Inc.                                            -                               -
  Other                                                                                   619                           8,836
                                                                            -----------------             -------------------
       Total assets                                                         $      45,437,622             $        59,883,738
                                                                            -----------------             -------------------
LIABILITIES:
  Payables -
    Investment securities purchased                                         $       2,310,077             $         1,475,119
    Fund shares repurchased                                                            40,738                         335,632
    Dividends                                                                               -                               -
    Upon return of securities loaned                                                        -                               -
    Variation margin                                                                        -                               -
    Forward foreign currency settlement hedge contracts, net                                -                               -
    Forward foreign currency portfolio hedge contracts, net                                 -                               -
  Due to bank                                                                               -                               -
  Due to affiliates                                                                    22,574                          27,926
  Accrued expenses                                                                      7,443                          13,983
  Other                                                                                     -                               -
                                                                            -----------------             -------------------
       Total liabilities                                                    $       2,380,832             $         1,852,660
                                                                            -----------------             -------------------
NET ASSETS:
  Paid-in capital                                                           $      42,884,181             $        58,041,576
  Accumulated net investment income (loss)                                            (77,637)                          3,715
  Accumulated undistributed net realized gain (loss)                                 (444,647)                        (14,213)
  Net unrealized gain (loss) on:
    Investments                                                                       694,893                               -
    Futures contracts                                                                       -                               -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                     -                               -
                                                                            -----------------             -------------------
       Total net assets                                                     $      43,056,790             $        58,031,078
                                                                            -----------------             -------------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                              $      43,056,790             $        58,031,078
    Shares outstanding                                                              4,209,421                      58,041,572
                                                                            -----------------             -------------------
    Net asset value per share                                               $           10.23             $              1.00

  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                              $               -             $                 -
    Shares outstanding                                                                      -             $                 -
                                                                            -----------------             -------------------
    Net asset value per share                                               $               -             $                 -

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                              PIONEER            PIONEER           PIONEER
                                                                              EMERGING            GLOBAL           GLOBAL
                                                                              MARKETS           FINANCIALS       HEALTH CARE
                                                                            VCT PORTFOLIO      VCT PORTFOLIO     VCT PORTFOLIO

                                                                           SIX MONTHS ENDED  SIX MONTHS ENDED   SIX MONTHS ENDED
                                                                              6/30/02             6/30/02           6/30/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of
    $28,625, $645, and $290, respectively)                                  $    228,665       $     7,018       $      5,199
  Interest (net of foreign taxes withheld of
    $1,037, $0, and $0, respectively)                                              3,687               372                  -
  Income on securities loaned, net                                                   679                 -                  4
  Other                                                                                -                 -                549
                                                                            ------------       -----------       ------------
         Total investment income                                            $    233,031       $     7,390       $      5,752
                                                                            ------------       -----------       ------------
EXPENSES:
  Management fees                                                           $     97,269       $     2,008       $      3,530
  Transfer agent fees                                                              1,449               905                905
  Distribution fees (Class II)                                                    10,138                 -                  -
  Administrative fees                                                             18,596            12,500             12,608
  Custodian fees                                                                  98,859             8,484              9,617
  Professional fees                                                               24,144             3,925              3,902
  Printing                                                                        17,495               837              1,001
  Fees and expenses of nonaffiliated trustees                                      2,507             2,782              2,630
  Miscellaneous                                                                    2,799             2,548              2,547
                                                                            ------------       -----------       ------------
      Total expenses                                                        $    273,256       $    33,989       $     36,740
      Less management fees waived and expenses assumed
       by Pioneer Investment Management, Inc.                                   (115,427)          (30,642)           (30,857)
      Less fees paid indirectly                                                        -                 -                  -
                                                                            ------------       -----------       ------------
      Net expenses                                                          $    157,829       $     3,347       $      5,883
                                                                            ------------       -----------       ------------
         Net investment income (loss)                                       $     75,202       $     4,043       $       (131)
                                                                            ------------       -----------       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                             $    264,387       $    (5,107)      $    (38,818)
    Futures contracts                                                                  -                 -                  -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                           (9,226)             (350)              (149)
                                                                            ------------       -----------       ------------
                                                                            $    255,161       $    (5,457)      $    (38,967)
                                                                            ------------       -----------       ------------
  Change in net unrealized gain or loss from:
    Investments                                                             $    390,424       $    (8,871)      $   (167,988)
    Futures contracts                                                                  -                 -                  -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                           11,301                75                309
                                                                            ------------       -----------       ------------
                                                                            $    401,725       $    (8,796)      $   (167,679)
                                                                            ------------       -----------       ------------
  Net gain (loss) on investments, futures contracts
    and foreign currency transactions                                       $    656,886       $   (14,253)      $   (206,646)
                                                                            ============       ===========       ============
  Net increase (decrease) in net assets resulting
    from operations                                                         $    732,088       $   (10,210)      $   (206,777)
                                                                            ============       ===========       ============

   The accompanying notes are an integral part of these financial statements.

                                                                              PIONEER                              PIONEER
                                                                              GLOBAL             PIONEER         INTERNATIONAL
                                                                              TELECOMS            EUROPE            VALUE
                                                                            VCT PORTFOLIO      VCT PORTFOLIO     VCT PORTFOLIO

                                                                          SIX MONTHS ENDED    SIX MONTHS ENDED  SIX MONTHS ENDED
                                                                              6/30/02             6/30/02           6/30/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $440, $24,253,
    $55,112, $85, $0, $13, $1,562, $1,440, and $303, respectively)          $     2,629        $     183,593   $       381,080
  Interest (net of foreign taxes withheld of $0, $0, $149,
    $0, $0, $0, $0, $0, and $0, respectively)                                       113                3,506            10,282
  Income on securities loaned, net                                                    -                    -             4,329
  Other                                                                               -                    -                -
                                                                            -----------        -------------   ---------------
       Total investment income                                              $     2,742        $     187,099   $       395,691
                                                                            -----------        -------------   ---------------
EXPENSES:
  Management fees                                                           $       773        $      65,521   $       156,069
  Transfer agent fees                                                               905                2,534               587
  Distribution fees (Class II)                                                        -                1,282                 -
  Administrative fees                                                            16,050               18,596            18,596
  Custodian fees                                                                 12,659               22,854            15,986
  Professional fees                                                               6,310               12,814            14,577
  Printing                                                                          837                4,937             8,610
  Fees and expenses of nonaffiliated trustees                                     2,782                2,741             1,328
  Miscellaneous                                                                   2,547                2,894             2,853
                                                                            -----------        -------------   ---------------
      Total expenses                                                        $    42,863        $     134,173   $       218,606
      Less management fees waived and expenses assumed
       by Pioneer Investment Management, Inc.                                   (41,575)             (33,413)                -
      Less fees paid indirectly                                                       -                    -                 -
                                                                            -----------        -------------   ---------------
      Net expenses                                                          $     1,288        $     100,760   $       218,606
                                                                            -----------        -------------   ---------------
       Net investment income (loss)                                         $     1,454        $      86,339   $       177,085
                                                                            -----------        -------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                             $   (30,704)       $    (851,975)  $    (2,013,661)
    Futures contracts                                                                 -              (56,764)                -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                              48                7,022            (3,088)
                                                                            -----------        -------------   ---------------
                                                                            $   (30,656)       $    (901,717)  $    (2,016,749)
                                                                            -----------        -------------   ---------------
  Change in net unrealized gain or loss from:
    Investments                                                             $   (39,945)       $     270,869   $     2,131,445
    Futures contracts                                                                 -                    -                 -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                               -                5,972             7,718
                                                                            -----------        -------------   ---------------
                                                                            $   (39,945)       $     276,841   $     2,139,163
                                                                            -----------        -------------   ---------------
  Net gain (loss) on investments, futures contracts
    and foreign currency transactions                                       $   (70,601)       $    (624,876)  $       122,414
                                                                            ===========        =============   ===============
  Net increase (decrease) in net assets resulting
    from operations                                                         $   (69,147)       $    (538,537)  $       299,499
                                                                            ===========        =============   ===============

   The accompanying notes are an integral part of these financial statements.

                                                                              PIONEER            PIONEER           PIONEER
                                                                              SCIENCE &         SMALL CAP           SMALL
                                                                             TECHNOLOGY           VALUE            COMPANY
                                                                            VCT PORTFOLIO      VCT PORTFOLIO     VCT PORTFOLIO

                                                                          SIX MONTHS ENDED    SIX MONTHS ENDED  SIX MONTHS ENDED
                                                                              6/30/02             6/30/02           6/30/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $440, $24,253,
    $55,112, $85, $0, $13, $1,562, $1,440, and $303, respectively)        $           885         $ 17,540       $    29,138
  Interest (net of foreign taxes withheld of $0, $0, $149,
    $0, $0, $0, $0, $0, and $0, respectively)                                           -            2,530             2,038
  Income on securities loaned, net                                                    108              183               326
  Other                                                                               454                -                 -
                                                                          ---------------         --------       -----------
       Total investment income                                            $         1,447         $ 20,253       $    31,502
                                                                          ---------------         --------       -----------
EXPENSES:
  Management fees                                                         $        18,756         $ 12,602       $    19,570
  Transfer agent fees                                                                 905              724             2,295
  Distribution fees (Class II)                                                          -                -             2,354
  Administrative fees                                                              18,596           17,642            18,451
  Custodian fees                                                                    7,972            8,769            10,043
  Professional fees                                                                13,156            5,681            11,811
  Printing                                                                          4,005            1,325             5,229
  Fees and expenses of nonaffiliated trustees                                       2,805            1,093             1,102
  Miscellaneous                                                                     2,721                -             2,675
                                                                          ---------------         --------       -----------
      Total expenses                                                      $        68,916         $ 47,836       $    73,530
      Less management fees waived and expenses assumed
       by Pioneer Investment Management, Inc.                                     (37,657)         (26,833)          (37,698)
      Less fees paid indirectly                                                         -                -                 -
                                                                          ---------------         --------       -----------
      Net expenses                                                        $        31,259         $ 21,003       $    35,832
                                                                          ---------------         --------       -----------
       Net investment income (loss)                                       $       (29,812)          $ (750)      $    (4,330)
                                                                          ---------------         --------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                           $    (1,404,266)       $ (39,324)      $    73,693
    Futures contracts                                                                   -                -                 -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                 -               (7)               38
                                                                          ---------------         --------       -----------
                                                                          $    (1,404,266)       $ (39,331)      $    73,731
                                                                          ---------------         --------       -----------
  Change in net unrealized gain or loss from:
    Investments                                                           $      (846,350)        $ (7,329)      $  (158,276)
    Futures contracts                                                                   -                -                 -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                 -                -                 -
                                                                          ---------------         --------       -----------
                                                                          $      (846,350)        $ (7,329)      $  (158,276)
                                                                          ---------------         --------       -----------
  Net gain (loss) on investments, futures contracts
    and foreign currency transactions                                     $    (2,250,616)       $ (46,660)      $   (84,545)
                                                                          ===============        =========       ===========
  Net increase (decrease) in net assets resulting
    from operations                                                       $    (2,280,428)       $ (47,410)      $   (88,875)
                                                                          ===============        =========       ===========

                                                                                                  PIONEER           PIONEER
                                                                              PIONEER              GROWTH          REAL ESTATE
                                                                            MID CAP VALUE          SHARES            SHARES
                                                                            VCT PORTFOLIO      VCT PORTFOLIO     VCT PORTFOLIO

                                                                          SIX MONTHS ENDED    SIX MONTHS ENDED  SIX MONTHS ENDED
                                                                              6/30/02             6/30/02           6/30/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $440, $24,253,
    $55,112, $85, $0, $13, $1,562, $1,440, and $303, respectively)         $     904,408      $       292,715    $     1,489,029
  Interest (net of foreign taxes withheld of $0, $0, $149,
    $0, $0, $0, $0, $0, and $0, respectively)                                     91,230               17,439             46,103
  Income on securities loaned, net                                                 3,124                  808                566
  Other                                                                            1,444                 -                     -
                                                                           -------------      ---------------    ---------------
       Total investment income                                             $   1,000,206      $       310,962    $     1,535,698
                                                                           -------------      ---------------    ---------------
EXPENSES:
  Management fees                                                          $     539,092      $       221,389    $       214,871
  Transfer agent fees                                                              2,534                2,715              2,353
  Distribution fees (Class II)                                                    39,644                  701             23,645
  Administrative fees                                                             18,596               18,596             18,596
  Custodian fees                                                                  26,124               16,168             18,176
  Professional fees                                                               15,757               14,646             14,755
  Printing                                                                        28,365               20,324             15,039
  Fees and expenses of nonaffiliated trustees                                      2,647                2,766              1,570
  Miscellaneous                                                                    3,322                3,397              2,946
                                                                           -------------      ---------------    ---------------
      Total expenses                                                       $     676,081      $       300,702    $       311,951
      Less management fees waived and expenses assumed
       by Pioneer Investment Management, Inc.                                          -                    -                  -
      Less fees paid indirectly                                                        -                    -                  -
                                                                           -------------      ---------------    ---------------
      Net expenses                                                         $     676,081      $       300,702    $       311,951
                                                                           -------------      ---------------    ---------------
       Net investment income (loss)                                        $     324,125      $        10,260    $     1,223,747
                                                                           -------------      ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                            $   1,330,865      $   (11,676,206)   $       838,258
    Futures contracts                                                                  -                    -                  -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                -                    -                  -
                                                                           -------------      ---------------    ---------------
                                                                           $   1,330,865      $   (11,676,206)   $       838,258
                                                                           -------------      ---------------    ---------------
  Change in net unrealized gain or loss from:
    Investments                                                            $  (6,848,287)     $    (6,364,237)   $     4,310,927
    Futures contracts                                                                  -                    -                  -
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                -                    -                  -
                                                                           -------------      ---------------    ---------------
                                                                           $  (6,847,287)     $    (6,364,237)   $     4,310,927
                                                                           -------------      ---------------    ---------------
  Net gain (loss) on investments, futures contracts
    and foreign currency transactions                                      $  (5,517,422)     $   (18,040,443)   $     5,149,185
                                                                           =============      ===============    ===============
  Net increase (decrease) in net assets resulting
    from operations                                                        $  (5,193,297)     $   (18,030,183)   $     6,372,932
                                                                           =============      ===============    ===============

   The accompanying notes are an integral part of these financial statements.

                                                                     PIONEER          PIONEER
                                                                       FUND        EQUITY INCOME
                                                                  VCT PORTFOLIO    VCT PORTFOLIO

                                                                 SIX MONTHS ENDED SIX MONTHS ENDED
                                                                      6/30/02          6/30/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $22,268, $0,
   $65, $0, $0, $0, and $0, respectively)                           $  1,771,700    $  2,681,343
  Interest (net of foreign taxes withheld of $0, $0, $0,
   $395, $439, $0, and $0, respectively)                                  73,987          77,251
  Income on securities loaned, net                                         1,149             315
  Other                                                                        -               -
                                                                    ------------    ------------
      Total investment income                                       $  1,846,836    $  2,758,909
                                                                    ------------    ------------

EXPENSES:
  Management fees                                                   $    710,340    $    607,283
  Transfer agent fees                                                      2,534           2,896
  Distribution fees (Class II)                                            26,904          27,466
  Administrative fees                                                     23,045          19,123
  Custodian fees                                                          16,395          20,040
  Professional fees                                                       14,521          15,494
  Printing                                                                37,204          37,872
  Fees and expenses of nonaffiliated trustees                              2,664           2,630
  Miscellaneous                                                            3,835           3,707
                                                                    ------------    ------------
     Total expenses                                                 $    837,442    $    736,511
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                   -               -
     Less fees paid indirectly                                                 -               -
                                                                    ------------    ------------
     Net expenses                                                   $    837,442    $    736,511
                                                                    ------------    ------------
        Net investment income (loss)                                $  1,009,394    $  2,022,398
                                                                    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                      $ (8,653,462)   $   (461,542)
   Futures contracts                                                           -               -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                      (702)              -
                                                                    ------------    ------------
                                                                    $ (8,654,164)   $   (461,542)
                                                                    ------------    ------------

  Change in net unrealized gain or loss from:
   Investments                                                      $(12,728,163)   $(12,501,432)
   Futures contracts                                                           -               -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                         -               -
                                                                    ------------    ------------
                                                                    $(12,728,163)   $(12,501,432)
                                                                    ------------    ------------

  Net gain (loss) on investments, futures contracts and
   foreign currency transactions                                    $(21,382,327)   $(12,962,974)
                                                                    ============    ============
  Net increase (decrease) in net assets resulting from operations   $(20,372,933)   $(10,940,576)
                                                                    ============    ============


The accompanying notes are an integral part of these financial statements.

                                                                                                      PIONEER
                                                                     PIONEER         PIONEER          STRATEGIC
                                                                     BALANCED      HIGH YIELD         INCOME
                                                                  VCT PORTFOLIO   VCT PORTFOLIO     VCT PORTFOLIO

                                                                SIX MONTHS ENDED SIX MONTHS ENDED  SIX MONTHS ENDED
                                                                      6/30/02         6/30/02          6/30/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $22,268, $0,
   $65, $0, $0, $0, and $0, respectively)                          $    217,767    $    101,795    $          -
  Interest (net of foreign taxes withheld of $0, $0, $0,
   $395, $439, $0, and $0, respectively)                                425,123       1,747,619         308,826
  Income on securities loaned, net                                            -               -               -
  Other                                                                  58,034               -               -
                                                                   ------------    ------------    ------------
      Total investment income                                      $    700,924    $  1,849,414    $    308,826
                                                                   ------------    ------------    ------------

EXPENSES:
  Management fees                                                  $    177,863    $    119,687    $     25,437
  Transfer agent fees                                                       905           1,991           1,267
  Distribution fees (Class II)                                                -             234               -
  Administrative fees                                                    18,596          18,596          18,596
  Custodian fees                                                         19,431          18,617          10,133
  Professional fees                                                      15,794          12,398          13,757
  Printing                                                               12,889           6,735           4,088
  Fees and expenses of nonaffiliated trustees                             1,521           1,369           1,087
  Miscellaneous                                                           3,062           2,692           2,712
                                                                   ------------    ------------    ------------
     Total expenses                                                $    250,061    $    182,319    $     77,077
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                  -               -         (28,321)
     Less fees paid indirectly                                                -               -               -
                                                                   ------------    ------------    ------------
     Net expenses                                                  $    250,061    $    182,319    $     48,756
                                                                   ------------    ------------    ------------
        Net investment income (loss)                               $    450,863    $  1,667,095    $    260,070
                                                                   ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                     $     88,670    $    329,149    $     47,775
   Futures contracts                                                    (81,072)              -               -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                        -               -           1,308
                                                                   ------------    ------------    ------------
                                                                   $      7,598    $    329,149    $     49,083
                                                                   ------------    ------------    ------------

  Change in net unrealized gain or loss from:
   Investments                                                     $ (4,256,061)   $ (1,878,695)   $     42,000
   Futures contracts                                                    (28,294)              -               -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                        -               -           3,689
                                                                   ------------    ------------    ------------
                                                                   $ (4,284,355)   $ (1,878,695)   $     45,689
                                                                   ------------    ------------    ------------

  Net gain (loss) on investments, futures contracts and
   foreign currency transactions                                   $ (4,276,757)   $ (1,549,546)   $     94,772
                                                                   ============    ============    ============
  Net increase (decrease) in net assets resulting from operations  $ (3,825,894)   $    117,549    $    354,842
                                                                   ============    ============    ============
                                                                      PIONEER         PIONEER
                                                                      AMERICA          MONEY
                                                                       INCOME         MARKET
                                                                    VCT PORTFOLIO   VCT PORTFOLIO

                                                                  SIX MONTHS ENDED SIX MONTHS ENDED
                                                                       6/30/02         6/30/02
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $22,268, $0,
   $65, $0, $0, $0, and $0, respectively)                           $           -    $          -
  Interest (net of foreign taxes withheld of $0, $0, $0,
   $395, $439, $0, and $0, respectively)                                1,104,016         499,529
  Income on securities loaned, net                                              -               -
  Other                                                                         -               -
                                                                     ------------    ------------
      Total investment income                                        $  1,104,016    $    499,529
                                                                     ------------    ------------

EXPENSES:
  Management fees                                                    $    106,005    $    126,152
  Transfer agent fees                                                         724           1,086
  Distribution fees (Class II)                                                  -
  Administrative fees                                                      18,596          18,596
  Custodian fees                                                            9,794          14,100
  Professional fees                                                        14,372          12,807
  Printing                                                                 14,129          15,832
  Fees and expenses of nonaffiliated trustees                               1,393           2,791
  Miscellaneous                                                             2,848           9,120
                                                                     ------------    ------------
     Total expenses                                                  $    167,861    $    200,484
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                               (1,038)              -
     Less fees paid indirectly                                                  -             (46)
                                                                     ------------    ------------
     Net expenses                                                    $    166,823    $    200,438
                                                                     ------------    ------------
        Net investment income (loss)                                 $    937,193    $    299,091
                                                                     ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                       $     43,044    $    (10,252)
   Futures contracts                                                            -               -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                          -               -
                                                                     ------------    ------------
                                                                     $     43,044    $    (10,252)
                                                                     ------------    ------------
  Change in net unrealized gain or loss from:
   Investments                                                       $    635,197    $          -
   Futures contracts                                                            -               -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                          -               -
                                                                     ------------    ------------
                                                                     $    635,197    $          -
                                                                     ------------    ------------
  Net gain (loss) on investments, futures contracts and
   foreign currency transactions                                     $    678,241    $    (10,252)
                                                                     ============    ============
  Net increase (decrease) in net assets resulting from operations    $  1,615,434    $    288,839
                                                                     ============    ============


The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST               PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                      PIONEER EMERGING        PIONEER GLOBAL FINANCIALS
                                                   MARKETS VCT PORTFOLIO           VCT PORTFOLIO

                                                  SIX MONTHS                    SIX MONTHS
                                                     ENDED         YEAR           ENDED         5/1/01
                                                   6/30/02         ENDED         6/30/02          TO
                                                 (UNAUDITED)      12/31/01      (UNAUDITED)     12/31/01
FROM OPERATIONS:

Net investment income (loss)                    $     75,202    $    175,830    $    4,043    $      1,240
Net realized gain (loss) on investments,
    futures and foreign currency transactions        255,161      (4,579,971)       (5,457)         (1,907)
Change in net unrealized gain or loss on
    investments, futures and foreign
    currency transactions                            401,725       3,179,092        (8,796)          7,393
                                                ------------    ------------    ----------    ------------
     Net increase (decrease) in net assets
       resulting from operations                $    732,088    $ (1,225,049)   $  (10,210)   $      6,726
                                                ------------    ------------    ----------    ------------

DISTRIBUTIONS TO SHAREOWNERS:

Net investment income
    Class I                                     $    (59,365)   $          -    $   (1,180)   $          -
    Class II                                         (40,353)              -             -               -
Net realized gain
    Class I                                                -               -           (26)              -
    Class II                                               -               -             -               -
Tax return of capital
    Class I                                                -               -             -               -
    Class II                                               -               -             -               -
                                                ------------    ------------    ----------    ------------
     Total distributions to shareowners         $    (99,718)   $          -    $   (1,206)   $          -
                                                ------------    ------------    ----------    ------------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                $  7,860,303    $ 11,680,929    $  271,482    $    318,614
Reinvestment of distributions                         99,013               -         1,071               -
Cost of shares repurchased                        (3,919,079)    (10,962,545)     (133,641)        (30,119)
                                                ------------    ------------    ----------    ------------
     Net increase (decrease) in net assets
       resulting from fund share transactions   $  4,040,237    $    718,384    $  138,912    $    288,495
                                                ------------    ------------    ----------    ------------
     Net increase (decrease) in net assets      $  4,672,607    $   (506,665)   $  127,496    $    295,221

NET ASSETS:

Beginning of period                               14,757,727      15,264,392       395,221         100,000
                                                ------------    ------------    ----------    ------------
End of period                                   $ 19,430,334    $ 14,757,727    $  522,717    $    395,221
                                                ============    ============    ==========    ============
Accumulated net investment income (loss),
    end of period                               $     73,527    $     98,043    $    4,021    $      1,158
                                                ============    ============    ==========    ============

   The accompanying notes are an integral part of these financial statements.

                                     PIONEER GLOBAL HEALTH CARE        PIONEER GLOBAL TELECOMS               PIONEER
                                           VCT PORTFOLIO                     VCT PORTFOLIO            EUROPE VCT PORTFOLIO

                                      SIX MONTHS                      SIX MONTHS                    SIX MONTHS
                                        ENDED            5/1/01          ENDED         5/1/01          ENDED            YEAR
                                       6/30/02             TO           6/30/02          TO           6/30/02           ENDED
                                      (UNAUDITED)       12/31/01      (UNAUDITED)     12/31/01      (UNAUDITED)        12/31/01
FROM OPERATIONS:

Net investment income (loss)         $       (131)   $     (1,433)   $      1,454  $       (318)   $     86,339    $     34,589
Net realized gain (loss) on
    investments, futures and foreign
    currency transactions                 (38,967)        (13,423)        (30,656)      (30,529)       (901,717)     (2,973,541)
Change in net unrealized gain or
    loss on investments, futures and
    foreign currency transactions        (167,679)         44,122         (39,945)          (29)        276,841      (1,033,979)
                                     ------------    ------------    ------------  -------------   ------------    ------------
     Net increase (decrease) in net
       assets resulting from
       operations                    $   (206,777)   $     29,266    $    (69,147) $    (30,876)   $   (538,537)   $ (3,972,931)
                                     ------------    ------------    ------------  -------------   ------------    ------------

DISTRIBUTIONS TO SHAREOWNERS:

Net investment income
    Class I                          $          -    $          -    $          -  $          -    $          -    $   (236,230)
    Class II                                    -               -               -             -               -            (832)
Net realized gain
    Class I                                     -               -               -             -               -               -
    Class II                                    -               -               -             -               -               -
Tax return of capital
    Class I                                     -               -               -             -               -               -
    Class II                                    -               -               -             -               -               -
                                     ------------    ------------    ------------  -------------   ------------    ------------
     Total distributions to
       shareowners                   $          -    $          -    $          -  $          -   $           -    $   (237,062)
                                     ------------    ------------    ------------  -------------   ------------    ------------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares     $    532,079    $    825,396    $     87,693  $    238,452    $ 16,436,939    $ 38,742,267
Reinvestment of distributions                   -               -               -             -               -         237,062
Cost of shares repurchased               (147,907)       (211,915)         (7,254)     (117,701)    (15,522,044)    (40,428,006)
                                     ------------    ------------    ------------  -------------   ------------    ------------
     Net increase (decrease) in
       net assets resulting from
       fund share transactions       $    384,172    $    613,481    $     80,439  $    120,751    $    914,895    $ (1,448,677)
                                     ------------    ------------    ------------  -------------   ------------    ------------
     Net increase (decrease) in net
       assets                        $    177,395    $    642,747    $     11,292  $     89,875    $    376,358    $ (5,658,670)

NET ASSETS:

Beginning of period                       742,747         100,000         189,875       100,000      12,815,134      18,473,804
                                     ------------    ------------    ------------  -------------   ------------    ------------
End of period                        $    920,142    $    742,747    $    201,167  $    189,875    $ 13,191,492    $ 12,815,134
                                     ============    ============    ============  =============   ============    ============
Accumulated net investment income
    (loss), end of period            $       (226)   $        (95)   $      1,390  $        (64)   $     75,981    $    (10,358)
                                     ============    ============    ============  =============   ============    ============

   The accompanying notes are an integral part of these financial statements.

                                                  PIONEER INTERNATIONAL               PIONEER SCIENCE &
                                                   VALUE VCT PORTFOLIO             TECHNOLOGY VCT PORTFOLIO

                                                 SIX MONTHS                        SIX MONTHS
                                                  ENDED              YEAR            ENDED            YEAR
                                                 6/30/02             ENDED           6/30/02          ENDED
                                                (UNAUDITED)         12/31/01       (UNAUDITED)       12/31/01
FROM OPERATIONS:

Net investment income (loss)                    $     177,085    $      81,184    $     (29,812)   $     (67,707)
Net realized gain (loss) on investments,
    futures and foreign currency transactions      (2,016,749)      (5,610,062)      (1,404,266)      (3,538,759)
Change in net unrealized gain or loss on
    investments, futures and
    foreign currency transactions                   2,139,163       (4,834,827)        (846,350)         691,916
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                $     299,499    $ (10,363,705)   $  (2,280,428)   $  (2,914,550)
                                                -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:

Net investment income
    Class I                                     $     (43,705)   $     (87,963)   $           -    $           -
    Class II                                                -                -                -                -
Net realized gain
    Class I                                                 -                -                -                -
    Class II                                                -                -                -                -
Tax return of capital
    Class I                                                 -                -                -                -
    Class II                                                -                -                -                -
                                                -------------    -------------    -------------    -------------
     Total distributions to shareowners         $     (43,705)   $     (87,963)   $           -    $           -
                                                -------------    -------------    -------------    -------------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                $   4,708,093    $  70,576,658    $     541,830    $   3,150,210
Reinvestment of distributions                          43,705           87,961                -                -
Cost of shares repurchased                         (6,098,264)     (76,509,475)        (963,510)      (2,096,446)
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions   $  (1,346,466)   $  (5,844,856)   $    (421,680)   $   1,053,764
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets      $  (1,090,672)   $ (16,296,524)   $  (2,702,108)   $  (1,860,786)

NET ASSETS:

Beginning of period                                32,083,202       48,379,726        5,984,427        7,845,213
                                                -------------    -------------    -------------    -------------
End of period                                   $  30,992,530    $  32,083,202    $   3,282,319    $   5,984,427
                                                =============    =============    =============    =============
Accumulated net investment income (loss),
    end of period                               $     173,165    $      39,785    $     (29,812)   $           -
                                                =============    =============    =============    =============


   The accompanying notes are an integral part of these financial statements.

                                                 PIONEER SMALL CAP VALUE           PIONEER SMALL COMPANY
                                                       VCT PORTFOLIO                   VCT PORTFOLIO

                                                 SIX MONTHS                        SIX MONTHS
                                                    ENDED          11/8/01           ENDED           1/19/01
                                                   6/30/02           TO             6/30/02            TO
                                                 (UNAUDITED)      12/31/01         (UNAUDITED)      12/31/01
FROM OPERATIONS:

Net investment income (loss)                    $        (750)   $         251    $      (4,330)   $       3,557
Net realized gain (loss) on investments,
    futures and foreign currency transactions         (39,331)               -           73,731         (136,087)
Change in net unrealized gain or loss on
    investments, futures and
    foreign currency transactions                      (7,329)          17,037         (158,276)         199,547
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                $     (47,410)   $      17,288    $     (88,875)   $      67,017
                                                -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:

Net investment income
    Class I                                     $        (188)   $           -    $      (1,223)   $           -
    Class II                                                -                -             (819)               -
Net realized gain
    Class I                                               (63)               -                -                -
    Class II                                                -                -                -                -
Tax return of capital
    Class I                                                 -                -                -                -
    Class II                                                -                -                -                -
                                                -------------    -------------    -------------    -------------
     Total distributions to shareowners         $        (251)   $           -    $      (2,042)   $           -
                                                -------------    -------------    -------------    -------------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                $   7,023,920    $     387,019    $   4,499,775    $   4,098,807
Reinvestment of distributions                             247                -            2,009                -
Cost of shares repurchased                           (365,719)             (93)        (479,933)        (952,854)
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions   $   6,658,448    $     386,926    $   4,021,851    $   3,145,953
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets      $   6,610,787    $     404,214    $   3,930,934    $   3,212,970

NET ASSETS:

Beginning of period                                   504,214          100,000        3,312,970          100,000
                                                -------------    -------------    -------------    -------------
End of period                                   $   7,115,001    $     504,214    $   7,243,904    $   3,312,970
                                                =============    ==============   =============    =============
Accumulated net investment income (loss),
    end of period                               $        (705)   $         233    $      (2,856)   $       3,516
                                                =============    ==============   =============    =============

                                                    PIONEER MID CAP
                                                   VALUE VCT PORTFOLIO

                                                 SIX MONTHS
                                                    ENDED            YEAR
                                                   6/30/02          ENDED
                                                 (UNAUDITED)       12/31/01
FROM OPERATIONS:

Net investment income (loss)                    $     324,125    $     540,376
Net realized gain (loss) on investments,
    futures and foreign currency transactions       1,330,865        4,935,624
Change in net unrealized gain or loss on
    investments, futures and
    foreign currency transactions                  (6,848,287)       2,060,615
                                                -------------    --------------
     Net increase (decrease) in net assets
       resulting from operations                $  (5,193,297)   $   7,536,615
                                                -------------    --------------

DISTRIBUTIONS TO SHAREOWNERS:

Net investment income
    Class I                                     $    (418,823)   $    (656,496)
    Class II                                         (123,345)         (15,547)
Net realized gain
    Class I                                        (3,695,361)      (9,641,505)
    Class II                                       (1,420,452)        (273,726)
Tax return of capital
    Class I                                                 -                -
    Class II                                                -                -
                                                -------------    --------------
     Total distributions to shareowners         $  (5,657,981)   $ (10,587,274)
                                                -------------    --------------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                $  70,888,276    $  32,906,239
Reinvestment of distributions                       5,657,981       10,587,274
Cost of shares repurchased                        (14,243,763)     (15,317,950)
                                                -------------    --------------
     Net increase (decrease) in net assets
       resulting from fund share transactions   $  62,302,494    $  28,175,563
                                                -------------    --------------
     Net increase (decrease) in net assets      $  51,451,216    $  25,124,904

NET ASSETS:

Beginning of period                               138,534,506      113,409,602
                                                -------------    --------------
End of period                                   $ 189,985,722    $ 138,534,506
                                                =============    ==============
Accumulated net investment income (loss),
    end of period                               $     322,325    $     540,368
                                                =============    ==============


   The accompanying notes are an integral part of these financial statements.

                                                      PIONEER GROWTH                   PIONEER REAL ESTATE
                                                    SHARES VCT PORTFOLIO               SHARES VCT PORTFOLIO

                                                 SIX MONTHS                         SIX MONTHS
                                                    ENDED            YEAR              ENDED            YEAR
                                                   6/30/02           ENDED            6/30/02           ENDED
                                                (UNAUDITED)         12/31/01        (UNAUDITED)        12/31/01
FROM OPERATIONS:

Net investment income (loss)                    $      10,260    $      55,350    $   1,223,747    $   1,774,001
Net realized gain (loss) on investments,
    futures and foreign currency transactions     (11,676,206)     (11,086,878)         838,258        1,316,449
Change in net unrealized gain or loss on
    investments, futures and foreign
    currency transactions                          (6,364,237)      (8,189,437)       4,310,927         (214,377)
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                $ (18,030,183)   $ (19,220,965)   $   6,372,932    $   2,876,073
                                                -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:

Net investment income
    Class I                                     $     (55,371)   $           -    $    (771,174)   $  (1,273,930)
    Class II                                                -                -         (472,577)        (192,618)
Net realized gain
    Class I                                                 -                -                -                -
    Class II                                                -                -                -                -
Tax return of capital
    Class I                                                 -                -                -         (370,000)
    Class II                                                -                -                -         (134,299)
                                                -------------    -------------    -------------    -------------
     Total distributions to shareowners         $     (55,371)   $           -    $  (1,243,751)   $  (1,970,847)
                                                -------------    -------------    -------------    -------------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                $     699,117    $   3,166,154    $  24,057,815    $  19,273,192
Reinvestment of distributions                          55,371                -        1,243,751        1,970,846
Cost of shares repurchased                         (6,091,488)     (16,888,804)      (3,763,599)     (11,903,887)
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions   $  (5,337,000)   $ (13,722,650)   $  21,537,967    $   9,340,151
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets      $ (23,422,554)   $ (32,943,615)   $  26,667,148    $  10,245,377

NET ASSETS:

Beginning of period                                73,114,578      106,058,193       44,997,713       34,752,336
                                                -------------    -------------    -------------    -------------
End of period                                   $  49,692,024    $  73,114,578    $  71,664,861    $  44,997,713
                                                =============    =============    =============    =============
Accumulated net investment income (loss),
    end of period                               $      10,239    $      55,350    $      83,625    $     103,629
                                                =============    =============    =============    =============

   The accompanying notes are an integral part of these financial statements.

                                                     PIONEER FUND                      PIONEER EQUITY
                                                     VCT PORTFOLIO                  INCOME VCT PORTFOLIO

                                                SIX MONTHS                        SIX MONTHS
                                                  ENDED             YEAR            ENDED             YEAR
                                                  6/30/02           ENDED           6/30/02           ENDED
                                                (UNAUDITED)        12/31/01       (UNAUDITED)        12/31/01
FROM OPERATIONS:

Net investment income (loss)                   $   1,009,394    $   1,728,049    $   2,022,398    $   3,691,056
Net realized gain (loss) on investments,
    futures and foreign currency transactions     (8,654,164)      (6,877,079)        (461,542)      (6,665,510)
Change in net unrealized gain or loss on
    investments, futures and foreign
    currency transactions                        (12,728,163)     (20,287,635)     (12,501,432)     (10,488,128)
                                               -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations               $ (20,372,933)   $ (25,436,665)   $ (10,940,576)   $ (13,462,582)
                                               -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:

Net investment income
    Class I                                    $    (840,786)   $  (1,709,836)   $  (1,736,941)   $  (3,052,837)
    Class II                                         (85,083)         (44,564)        (228,871)        (223,207)
Net realized gain
    Class I                                                -      (10,092,777)               -       (8,849,466)
    Class II                                               -         (266,764)               -         (722,538)
Tax return of capital
    Class I                                                -                -                -                -
    Class II                                               -                -                -                -
                                               -------------    -------------    -------------    -------------
     Total distributions to shareowners        $    (925,869)   $ (12,113,941)   $  (1,965,812)   $ (12,848,048)
                                               -------------    -------------    -------------    -------------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares               $  31,700,394    $  34,292,085    $  26,235,712    $  27,638,919
Reinvestment of distributions                        925,868       12,113,941        1,965,812       12,848,045
Cost of shares repurchased                       (13,503,479)     (22,023,265)     (11,747,322)     (22,585,604)
                                               -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions  $  19,122,783    $  24,382,761    $  16,454,202    $  17,901,360
                                               -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets     $  (2,176,019)   $ (13,167,845)   $   3,547,814    $  (8,409,270)

NET ASSETS:

Beginning of period                              211,833,949      225,001,794      181,966,853      190,376,123
                                               -------------    -------------    -------------    -------------
End of period                                  $ 209,657,930    $ 211,833,949    $ 185,514,667    $ 181,966,853
                                               =============    =============    =============    =============
Accumulated net investment income (loss),
    end of period                              $      83,525    $           -    $     694,741    $     638,155
                                               =============    =============    =============    =============

                                                        PIONEER
                                                 BALANCED VCT PORTFOLIO

                                               SIX MONTHS
                                                  ENDED            YEAR
                                                 6/30/02           ENDED
                                               (UNAUDITED)       12/31/01
FROM OPERATIONS:

Net investment income (loss)                   $     450,863    $   1,401,746
Net realized gain (loss) on investments,
    futures and foreign currency transactions          7,598          573,028
Change in net unrealized gain or loss on
    investments, futures and foreign
    currency transactions                         (4,284,355)      (3,329,816)
                                               -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations               $  (3,825,894)   $  (1,355,042)
                                               -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:

Net investment income
    Class I                                    $    (476,712)   $  (1,442,511)
    Class II                                               -                -
Net realized gain
    Class I                                                -                -
    Class II                                               -                -
Tax return of capital
    Class I                                                -                -
    Class II                                               -                -
                                               -------------    -------------
     Total distributions to shareowners        $    (476,712)   $  (1,442,511)
                                               -------------    -------------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares               $   1,110,553    $   4,230,959
Reinvestment of distributions                        476,712        1,442,511
Cost of shares repurchased                        (3,741,672)      (5,531,558)
                                               -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions  $  (2,154,407)   $     141,912
                                               -------------    -------------
     Net increase (decrease) in net assets     $  (6,457,013)   $  (2,655,641)

NET ASSETS:

Beginning of period                               56,889,730       59,545,371
                                               -------------    -------------
End of period                                  $  50,432,717    $  56,889,730
                                               =============    =============
Accumulated net investment income (loss),
    end of period                              $      10,364    $      12,227
                                               =============    =============


   The accompanying notes are an integral part of these financial statements.

                                                      PIONEER HIGH YIELD                PIONEER STRATEGIC
                                                         VCT PORTFOLIO                INCOME VCT PORTFOLIO

                                                    SIX MONTHS                       SIX MONTHS
                                                      ENDED            YEAR            ENDED            YEAR
                                                     6/30/02           ENDED          6/30/02           ENDED
                                                   (UNAUDITED)       12/31/01       (UNAUDITED)        12/31/01
FROM OPERATIONS:

Net investment income (loss)                     $   1,667,095    $   1,620,299    $     260,070    $     422,623
Net realized gain (loss) on investments,
    futures, and foreign currency transactions         329,149         (368,034)          49,083         (158,426)
Change in net unrealized gain or loss on
    investments, futures and foreign
    currency transactions                           (1,878,695)         834,812           45,689          102,671
                                                 -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                 $     117,549    $   2,087,077    $     354,842    $     366,868
                                                 -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:

Net investment income
    Class I                                      $  (1,640,361)   $  (1,620,134)   $    (270,288)   $    (421,844)
    Class II                                            (7,399)            (454)               -                -
Net realized gain
    Class I                                                  -         (155,896)               -                -
    Class II                                                 -              (22)               -                -
Tax return of capital
    Class I                                                  -                -                -          (36,411)
    Class II                                                 -                -                -                -
                                                 -------------    -------------    -------------    -------------
     Total distributions to shareowners          $  (1,647,760)   $  (1,776,506)   $    (270,288)   $    (458,255)
                                                 -------------    -------------    -------------    -------------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                 $  13,747,151    $  32,396,616    $   1,782,229    $   6,074,237
Reinvestment of distributions                        1,643,590        1,726,779          256,310          419,135
Cost of shares repurchased                          (6,121,165)      (8,923,031)      (1,393,460)      (2,187,997)
                                                 -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets
     resulting from fund share transactions      $   9,269,576    $  25,200,364    $     645,079    $   4,305,375
                                                 -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets        $   7,739,365    $  25,510,935    $    729,633     $   4,213,988

NET ASSETS:

Beginning of period                                 32,359,490        6,848,555        7,479,125        3,265,137
                                                 -------------    -------------    -------------    -------------
End of period                                    $  40,098,855    $  32,359,490    $   8,208,758    $   7,479,125
                                                 =============    =============    =============    =============
Accumulated net investment income (loss),
    end of period                                $      20,463    $       1,128    $     (16,595)   $      (6,377)
                                                 =============    =============    =============    =============


   The accompanying notes are an integral part of these financial statements.

                                                     PIONEER AMERICA                    PIONEER MONEY
                                                   INCOME VCT PORTFOLIO              MARKET VCT PORTFOLIO

                                                 SIX MONTHS                        SIX MONTHS
                                                    ENDED           YEAR              ENDED           YEAR
                                                   6/30/02          ENDED            6/30/02          ENDED
                                                 (UNAUDITED)       12/31/01        (UNAUDITED)       12/31/01
FROM OPERATIONS:

Net investment income (loss)                    $     937,193    $   1,764,497    $     299,091    $   1,308,126
Net realized gain (loss) on investments,
    futures, and foreign currency transactions         43,044          406,385          (10,252)          40,142
Change in net unrealized gain or loss on
    investments, futures and foreign
    currency transactions                             635,197         (239,969)               -                -
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                $   1,615,434    $   1,930,913    $     288,839    $   1,348,268
                                                -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:

Net investment income
    Class I                                     $    (963,524)   $  (1,825,295)   $    (295,376)   $  (1,308,126)
    Class II                                                -                -                -                -
Net realized gain
    Class I                                                 -                -          (41,701)               -
    Class II                                                -                -                -                -
Tax return of capital
    Class I                                                 -                -                -                -
    Class II                                                -                -                -                -
                                                -------------    -------------    -------------    -------------
     Total distributions to shareowners         $    (963,524)   $  (1,825,295)   $    (337,077)   $  (1,308,126)
                                                -------------    -------------    -------------    -------------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                $   8,895,381    $  19,673,327    $  36,367,787    $ 248,134,869
Reinvestment of distributions                         974,733        1,825,623          340,785        1,309,719
Cost of shares repurchased                         (4,846,199)     (10,014,969)     (28,174,071)    (236,919,305)
                                                -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets
     resulting from fund share transactions     $   5,023,915    $  11,483,981    $   8,534,501    $  12,525,283
                                                -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets       $   5,675,825    $  11,589,599    $   8,486,263    $  12,565,425

NET ASSETS:

Beginning of period                                37,380,965       25,791,366       49,544,815       36,979,390
                                                -------------    -------------    -------------    -------------
End of period                                   $  43,056,790    $  37,380,965    $  58,031,078    $  49,544,815
                                                =============    =============    =============    =============
Accumulated net investment income (loss),
    end of period                               $     (77,637)   $     (51,306)   $       3,715    $           -
                                                =============    =============    =============    =============


   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/02 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:
    Pioneer Emerging Markets VCT Portfolio (Emerging
       Markets Portfolio)
    Pioneer Global Financials VCT Portfolio (Global Financials Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
    Pioneer International Value VCT Portfolio (International Value Portfolio)
       (formerly International Growth Portfolio)
    Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
    Pioneer Small Company VCT Portfolio (Small Company Portfolio)
    Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value
       Portfolio)
    Pioneer Growth Shares VCT Portfolio (Growth Shares
       Portfolio)
    Pioneer Fund VCT Portfolio (Fund Portfolio)
    Pioneer Equity Income VCT Portfolio (Equity Income
       Portfolio)
    Pioneer Balanced VCT Portfolio (Balanced Portfolio)
    Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
    Pioneer Money Market VCT Portfolio (Money Market
       Portfolio)
    Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
       (formerly Real Estate Growth Portfolio)

NON-DIVERSIFIED PORTFOLIOS:
    Pioneer Global Health Care VCT Portfolio (Global Health Care Portfolio) Pioneer Global Telecoms VCT Portfolio (Global Telecoms Portfolio)
    Pioneer Science & Technology VCT Portfolio (Science & Technology Portfolio) Pioneer High Yield VCT Portfolio (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Emerging Markets Portfolio, Europe Portfolio and International Value Portfolio is to seek long-term capital growth. Global Financials Portfolio seeks capital growth by investing primarily in equity securities of U.S. and non-U.S. financial services companies. Global Health Care Portfolio pursues capital growth by investing primarily in common stocks of U.S. and non-U.S. issuers in the health care industry. Global Telecoms Portfolio invests to seek capital growth by investing in equity securities of U.S. and non-U.S. telecommunication companies. Science & Technology Portfolio seeks capital appreciation by investing primarily in stocks of companies expected to benefit from the development, advancement or use of science or technology. Small Company Portfolio and Small Cap Value Portfolio seek capital appreciation. Mid Cap Value Portfolio and Growth Shares Portfolio seek capital appreciation. Real Estate Shares Portfolio pursues long-term capital growth, with current income as a secondary objective. Fund Portfolio seeks reasonable income and growth of capital. Equity Income Portfolio seeks current income and long-term capital growth. Balanced Portfolio's investment objectives are capital growth and current income. High Yield Portfolio seeks to maximize total return through a combination of income and capital appreciation. Strategic Income Portfolio seeks to produce a high level of current income. America Income Portfolio seeks a high level of current income as consistent with preservation of capital. Money Market Portfolio invests for current income consistent with preserving capital and providing liquidity.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.  SECURITY VALUATION

    Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

    Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments and securities held by Money Market Portfolio are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes (see Note 10).

    Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    Because Real Estate Shares Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

    Emerging Markets and International Value Portfolios' investments in emerging markets or countries with limited or developing markets may subject the Portfolios to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolios' investments and income generated by these investments, as well as the Portfolios' ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain foreign countries, such as India, and the Portfolios may be unable to sell portfolio securities until the registration process is completed.

    The High Yield Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Portfolio is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

    Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

    In addition, the non-diversified Portfolios have concentrations in certain asset types, which may subject the Portfolios to additional risks. Further description of these risks is included in the Trust's Prospectus.

B.  FUTURES CONTRACTS

    The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios.

    Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2002, open contracts were as follows:

                                         NUMBER OF
                                         CONTRACTS        SETTLEMENT                            UNREALIZED
 PORTFOLIO             TYPE             LONG/(SHORT)           MONTH          MARKET VALUE      GAIN/(LOSS)
 ----------------------------------------------------------------------------------------------------------
 Balanced       S & P Mid Cap 400             6               Sep-02           $1,470,900        (20,400)
 Balanced         S & P 500 Index            15               Sep-02           $3,712,875        (26,075)

 C. FOREIGN CURRENCY TRANSLATION

    The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  FORWARD FOREIGN CURRENCY CONTRACTS

    Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 9).

E.  TAXES

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    In addition to the requirements of the Internal Revenue Code, the Portfolios may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2002, no such taxes were paid.

    In determining the daily net asset value, the Portfolios estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of June 30, 2002, the Portfolios had no reserves related to capital gains taxes or taxes on the repatriation of foreign currencies. Effective May 2, 2001, the Malaysian government eliminated its tax on the repatriation of foreign currencies.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    A portion of the dividend income recorded by Real Estate Shares Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held.

    Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2001, certain Portfolios had capital loss carryforwards as follows:

                                                                                             YEAR OF
 PORTFOLIO                                                           AMOUNT                EXPIRATION
 --------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio                                     $ 7,206,307             2008 through 2009
 Europe Portfolio                                                 5,203,132             2008 through 2009
 Global Telecoms Portfolio                                           14,613                   2009
 Small Company Portfolio                                             92,905                   2009
 Fund Portfolio                                                   6,699,261                   2009
 Equity Income Portfolio                                          6,100,217                   2009
 High Yield Portfolio                                               319,291                   2009
 International Value Portfolio                                    9,522,453             2007 through 2009
 Science & Technology Portfolio                                   4,106,585             2008 through 2009
 Growth Shares Portfolio                                         13,953,128             2008 through 2009
 Real Estate Shares Portfolio                                     4,429,036             2007 through 2008
 Balanced Portfolio                                                 985,646                   2006
 Strategic Income Portfolio                                          88,669             2007 through 2009
 America Income Portfolio                                           483,595                   2008

 F. PORTFOLIO SHARES

    The Portfolios record sales and repurchases of their Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
    (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $527,769 in commissions on the sale of trust shares for the six months ended June 30, 2002. The High Yield, Strategic Income, America Income and Money Market Portfolios declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.  SECURITIES LENDING

    The Portfolios lend securities in their portfolios to certain brokers-dealers or other institutional investors, with the Portfolios' custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of cash collateral at period end is disclosed on the balance sheet. As of June 30, 2002, the Portfolio loaned securities having a fair value and received collateral of as follows:


PORTFOLIO                                                 FAIR VALUE               COLLATERAL HELD
 -------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio                              $   413,617                $   436,735
 International Value Portfolio                             2,224,337                  2,369,650
 Science & Technology Portfolio                               11,537                     11,400
 Small Cap Value Portfolio                                   175,349                    182,172
 Small Company Portfolio                                     344,345                    354,989
 Mid Cap Value Portfolio                                   2,272,740                  2,454,800
 Growth Shares Portfolio                                     683,378                    651,510
 Real Estate Shares Portfolio                                683,378                    701,100
 Equity Income Portfolio                                     700,348                    701,800
 High Yield Portfolio                                        248,661                    254,410

 H. REPURCHASE AGREEMENTS

    With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolios, and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rates:

                                                           MANAGEMENT FEE AS A PERCENTAGE
                                                            OF EACH PORTFOLIO'S AVERAGE
 PORTFOLIO                                                        DAILY NET ASSETS
 ----------------------------------------------------------------------------------------
 Emerging Markets Portfolio                                             1.15%
 Global Financials Portfolio                                            0.75%
 Global Heath Care Portfolio                                            0.75%
 Global Telecoms Portfolio                                              0.75%
 Europe Portfolio                                                       1.00%
 International Value Portfolio                                          1.00%
 Science & Technology Portfolio                                         0.75%
 Small Cap Value Portfolio                                              0.75%
 Small Company Portfolio                                                0.75%
 Mid Cap Value Portfolio                                                0.65%
 Growth Shares Portfolio                                                0.70%
 Real Estate Shares Portfolio                                           0.80%
 Fund Portfolio                                                         0.65%
 Equity Income Portfolio                                                0.65%
 Balanced Portfolio                                                     0.65%
 High Yield Portfolio                                                   0.65%
 Strategic Income Portfolio                                             0.65%
 America Income Portfolio                                               0.55%
 Money Market Portfolio                                                 0.50%

PIM has appointed Prudential Investment Management, Inc., as the subadviser for Balanced Portfolio. As compensation for its subadvisory services, PIM pays Prudential Investment Managements, Inc., a management fee at the annual rate of 0.45% of the Portfolio's average daily net assets.

PIM has agreed not to impose a portion of its management fees and to assume other operating expenses for certain Portfolios to the extent necessary to limit expenses of Class I shares to the following percentages of the Portfolios' average daily net assets attributable to Class I shares:

                                                             EXPENSE LIMITATION AS A
                                                          PERCENTAGE OF EACH PORTFOLIO'S
 PORTFOLIO                                                   AVERAGE DAILY NET ASSETS
 ---------------------------------------------------------------------------------------
 Emerging Markets Portfolio                                             1.75%
 Global Financials Portfolio                                            1.25%
 Global Heath Care Portfolio                                            1.25%
 Global Telecoms Portfolio                                              1.25%
 Europe Portfolio                                                       1.50%
 Science & Technology Portfolio                                         1.25%
 Small Cap Value Portfolio                                              1.25%
 Small Company Portfolio                                                1.25%
 High Yield Portfolio                                                   1.25%
 Strategic Income Portfolio                                             1.25%

Prior to June 15, 2000, PIM had agreed not to impose a portion of its management fee to the extent necessary to reduce Growth Shares Portfolio's fee from 0.70% to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At June 30, 2002, the following amounts were payable to PIM related to management fees, administrative fees and certain other services:


 PORTFOLIO                                                              AMOUNT
 -----------------------------------------------------------------------------
 Emerging Markets Portfolio                                            $ 7,375
 Global Health Care Portfolio                                              108
 Europe Portfolio                                                        7,848
 International Value Portfolio                                          28,591
 Small Cap Value Portfolio                                              13,063
 Small Company Portfolio                                                 2,826
 Mid Cap Value Portfolio                                               108,280
 Growth Shares Portfolio                                                34,884
 Real Estate Shares Portfolio                                           47,711
 Fund Portfolio                                                        128,643
 Equity Income Portfolio                                               106,705
 Balanced Portfolio                                                     31,746
 High Yield Portfolio                                                   25,347
 Strategic Income Portfolio                                              2,971
 America Income Portfolio                                               22,491
 Money Market Portfolio                                                 27,457

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. The following amounts in transfer agent fees payable to PIMSS were included in due to affiliates at June 30, 2002:


 PORTFOLIO                                                          AMOUNT
 -------------------------------------------------------------------------
 Emerging Markets Portfolio                                         $  243
 Global Financials Portfolio                                           295
 Global Health Care Portfolio                                          295
 Global Telecoms Portfolio                                             295
 Europe Portfolio                                                    1,342
 Science & Technology Portfolio                                      3,229
 Small Cap Value Portfolio                                             936
 Small Company Portfolio                                             1,004
 Mid Cap Value Portfolio                                             1,416
 Growth Shares Portfolio                                             1,480
 Real Estate Shares Portfolio                                        1,133
 Fund Portfolio                                                      1,264
 Equity Income Portfolio                                             1,727
 Balanced Portfolio                                                    318
 High Yield Portfolio                                                1,229
 Strategic Income Portfolio                                            674
 America Income Portfolio                                               83
 Money Market Portfolio                                                469

4. DISTRIBUTION PLANS

The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. The following amounts of distribution fees payable to PFD are included in due to affiliates at June 30, 2002:


 PORTFOLIO                                                          AMOUNT
 -------------------------------------------------------------------------
 Emerging Markets Portfolio                                        $ 1,878
 Europe Portfolio                                                      303
 Small Company Portfolio                                               579
 Mid Cap Value Portfolio                                            11,141
 Growth Shares Portfolio                                                93
 Real Estate Shares Portfolio                                        6,044
 Fund Portfolio                                                     18,711
 Equity Income Portfolio                                             5,420
 High Yield Portfolio                                                   46

5. EXPENSE OFFSETS

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the six months ended June 30, 2002, the Portfolios' expenses were reduced under such arrangements as follows:

 PORTFOLIO                                                  AMOUNT
 -----------------------------------------------------------------
 Money Market Portfolio                                        $46

6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2002, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                                                          NET
                                                               GROSS                GROSS            APPRECIATION/
 PORTFOLIO                             TAX COST            APPRECIATION         DEPRECIATION        (DEPRECIATION)
 -----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio          $ 17,680,402            $ 933,251         $ (1,453,406)          $ (520,155)
 Global Financials Portfolio              526,744               24,861              (26,638)              (1,777)
 Global Health Care Portfolio             996,994               34,168             (171,799)            (137,631)
 Global Telecoms Portfolio                237,987                3,348              (58,942)             (55,594)
 Europe Portfolio                      13,562,795              906,830           (1,912,755)          (1,005,925)
 International Value Portfolio         30,779,031              661,667           (2,335,320)          (1,673,653)
 Science & Technology Portfolio         6,869,404              114,083           (3,744,277)          (3,630,194)
 Small Cap Value Portfolio              6,945,156              487,874             (478,144)               9,730
 Small Company Portfolio                6,826,661              443,184             (443,951)                (767)
 Mid Cap Value Portfolio              182,500,528           19,397,512          (10,679,601)           8,717,911
 Growth Shares Portfolio               63,286,318              685,739          (15,213,964)         (14,528,225)
 Real Estate Shares Portfolio          64,900,102            9,240,454             (408,353)           8,832,101
 Fund Portfolio                       223,041,713           13,845,299          (26,531,429)         (12,686,130)
 Equity Income Portfolio              168,130,480           27,698,900          (10,762,740)          16,936,160
 Balanced Portfolio                    47,510,305            8,596,921           (6,357,950)           2,238,971
 High Yield Portfolio                  41,715,966            1,498,561           (3,045,589)          (1,547,028)
 Strategic Income Portfolio             7,879,696              367,339             (259,074)             108,265
 America Income Portfolio              44,346,210              818,669             (179,738)             638,931

7. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2002, were as follows:

 PORTFOLIO                                  PURCHASES               SALES
 ---------------------------------------------------------------------------
 Emerging Markets Portfolio               $ 11,055,227          $  7,845,947
 Global Financials Portfolio                   619,924               473,807
 Global Health Care Portfolio                  873,201               525,234
 Global Telecoms Portfolio                     250,092               181,509
 Europe Portfolio                            4,541,215             3,657,209
 International Value Portfolio               3,482,180             6,033,098
 Science & Technology Portfolio                753,145             1,096,059
 Small Cap Value Portfolio                   6,823,052               336,376
 Small Company Portfolio                     5,089,187             1,220,607
 Mid Cap Value Portfolio                    98,305,655            55,321,610
 Growth Shares Portfolio                    36,293,962            43,463,005
 Real Estate Shares Portfolio               26,355,827             7,633,636
 Fund Portfolio                             21,133,948             8,977,248
 Equity Income Portfolio                    13,545,575             4,987,538
 Balanced Portfolio                         53,997,512            54,420,577
 High Yield Portfolio                       17,271,349             7,845,906
 Strategic Income Portfolio                  2,359,042             2,038,227
 Money Market Portfolio                    599,521,628           592,238,088

The cost of purchases and the proceeds from sales of long-term U.S. Government obligations for the six months ended June 30, 2002, were as follows:

 PORTFOLIO                                  PURCHASES              SALES
 ---------------------------------------------------------------------------
 Balanced Portfolio                        $ 8,458,944           $10,260,293
 Strategic Income Portfolio                    784,550               488,631
 America Income Portfolio                   17,849,380            12,608,007
 Money Market Portfolio                      7,801,213             5,300,000

8. CAPITAL SHARES

At June 30, 2002, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                '02 SHARES        '02 AMOUNT
                                                (UNAUDITED)       (UNAUDITED)        '01 SHARES           '01 AMOUNT
 ---------------------------------------------------------------------------------------------------------------------
 EMERGING MARKETS PORTFOLIO
 CLASS I:
 Shares sold                                      272,947        $  3,407,094           253,204          $   2,885,183
 Reinvestment of distributions                      4,888              58,661                 -                      -
 Shares repurchased                               (45,197)           (552,214)         (419,620)            (4,818,588)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                        232,638        $  2,913,541          (166,416)         $  (1,933,405)
                                              =========================================================================
 CLASS II:
 Shares sold                                      364,470        $  4,453,209           776,451          $   8,795,746
 Reinvestment of distributions                      3,374              40,352                 -                      -
 Shares repurchased                              (279,573)         (3,366,865)         (555,217)            (6,143,957)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                         88,271        $  1,126,696           221,234          $   2,651,789
                                              =========================================================================
 GLOBAL FINANCIALS PORTFOLIO
 CLASS I:
 Shares sold                                       27,064        $    271,482            32,957          $     318,614
 Reinvestment of distributions                        112               1,071                 -                      -
 Shares repurchased                               (13,860)           (133,641)           (3,152)               (30,119)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                         13,316        $    138,912            29,805          $     288,495
                                              =========================================================================
 GLOBAL HEALTH CARE PORTFOLIO
 CLASS I:
 Shares sold                                       58,276        $    532,079            84,099          $     825,396
 Shares repurchased                               (18,139)           (147,907)          (20,893)              (211,915)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                         40,137        $    384,172            63,206          $     613,481
                                              =========================================================================
 GLOBAL TELECOMS PORTFOLIO
 CLASS I:
 Shares sold                                       14,663        $     87,693            34,456          $     238,452
 Reinvestment of distributions                          -                   -                 -                      -
 Shares repurchased                                (1,434)             (7,254)          (17,234)              (117,701)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                         13,229        $     80,439            17,222          $     120,751
                                              =========================================================================
 EUROPE PORTFOLIO
 CLASS I:
 Shares sold                                      769,990        $  6,215,440         4,104,238          $  38,303,244
 Reinvestment of distributions                          -                   -            27,278                236,230
 Shares repurchased                              (769,860)         (6,283,215)       (4,324,955)           (40,384,270)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                            130        $    (67,775)         (193,439)         $  (1,844,796)
                                              =========================================================================
 CLASS II:
 Shares sold                                    1,275,883        $ 10,221,499            52,860          $     439,023
 Reinvestment of distributions                          -                   -                96                    832
 Shares repurchased                            (1,150,213)         (9,238,829)           (4,918)               (43,736)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                        125,670        $    982,670            48,038          $     396,119
                                              =========================================================================
 INTERNATIONAL VALUE PORTFOLIO:
 CLASS I:
 Shares sold                                      514,906        $  4,708,093         6,950,497          $  70,576,658
 Reinvestment of distributions                      4,961              43,705             8,994                 87,961
 Shares repurchased                              (661,278)         (6,098,264)       (7,484,391)           (76,509,475)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                       (141,411)       $ (1,346,466)         (524,900)         $  (5,844,856)
                                              =========================================================================

                                                '02 SHARES        '02 AMOUNT
                                                (UNAUDITED)       (UNAUDITED)        '01 SHARES           '01 AMOUNT
 ---------------------------------------------------------------------------------------------------------------------
 SCIENCE & TECHNOLOGY PORTFOLIO
 CLASS I:
 Shares sold                                      117,642        $    541,830           545,023          $   3,150,210
 Shares repurchased                              (223,832)           (963,510)         (421,772)            (2,096,446)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                       (106,190)       $   (421,680)          123,251          $   1,053,764
                                              =========================================================================
 SMALL CAP VALUE PORTFOLIO
 CLASS I:
 Shares sold                                      612,642        $  7,023,920            36,416          $     387,019
 Reinvestment of distributions                         22                 247                 -                      -
 Shares repurchased                               (33,187)           (365,719)               (9)                   (93)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                        579,477        $  6,658,448            36,407          $     386,926
                                              =========================================================================
 SMALL COMPANY PORTFOLIO
 CLASS I:
 Shares sold                                      190,478        $  2,191,781           296,875          $   3,120,981
 Reinvestment of distributions                        108               1,190                 -                      -
 Shares repurchased                               (33,401)           (396,653)          (90,426)              (870,667)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                        157,185        $  1,796,318           206,449          $   2,250,314
                                              =========================================================================
 CLASS II:
 Shares sold                                      204,738        $  2,307,994            93,598          $     977,826
 Reinvestment of distributions                         75                 819                 -                      -
 Shares repurchased                                (7,411)            (83,280)           (7,964)               (82,187)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                        197,402        $  2,225,533            85,634          $     895,639
                                              =========================================================================
 MID CAP VALUE PORTFOLIO
 CLASS I:
 Shares sold                                      997,041        $ 17,828,568         1,414,581          $  24,515,826
 Reinvestment of distributions                    247,842           4,114,184           602,575             10,298,001
 Shares repurchased                              (374,927)         (6,648,372)         (885,951)           (14,866,847)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                        869,956        $ 15,294,380         1,131,205          $  19,946,980
                                              =========================================================================
 CLASS II:
 Shares sold                                    2,978,368        $ 53,059,708           490,156          $   8,390,413
 Reinvestment of distributions                     93,450           1,543,797            16,966                289,273
 Shares repurchased                              (429,809)         (7,595,391)          (26,647)              (451,103)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                      2,642,009        $ 47,008,114           480,475          $   8,228,583
                                              =========================================================================
 GROWTH SHARES PORTFOLIO
 CLASS I:
 Shares sold                                       45,121        $    620,400           147,273          $   2,468,011
 Reinvestment of distributions                      5,896              55,371                 -                      -
 Shares repurchased                              (458,654)         (5,876,757)       (1,054,567)           (16,709,272)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                       (407,637)       $ (5,200,986)         (907,294)         $ (14,241,261)
                                              =========================================================================
 CLASS II:
 Shares sold                                        6,051        $     78,717            45,320          $     698,143
 Reinvestment of distributions                          -                   -                 -                      -
 Shares repurchased                               (17,163)           (214,731)          (12,256)              (179,532)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                        (11,112)       $   (136,014)           33,064          $     518,611
                                              =========================================================================

                                                '02 SHARES        '02 AMOUNT
                                                (UNAUDITED)       (UNAUDITED)        '01 SHARES           '01 AMOUNT
 ---------------------------------------------------------------------------------------------------------------------
 REAL ESTATE SHARES PORTFOLIO
 CLASS I:
 Shares sold                                      267,068        $  4,210,120           598,201          $   8,634,935
 Reinvestment of distributions                     48,771             771,174           115,873              1,643,929
 Shares repurchased                              (204,161)         (3,157,676)         (765,572)           (10,870,743)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                        111,678        $  1,823,618           (51,498)         $    (591,879)
                                              =========================================================================
 CLASS II:
 Shares sold                                    1,259,920        $ 19,847,695           738,531          $  10,638,257
 Reinvestment of distributions                     29,806             472,577            22,911                326,917
 Shares repurchased                               (39,132)           (605,923)          (72,699)            (1,033,144)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                      1,250,594        $ 19,714,349           688,743          $   9,932,030
                                              =========================================================================
 FUND PORTFOLIO
 CLASS I:
 Shares sold                                      441,883        $  8,483,915         1,083,435          $  22,410,451
 Reinvestment of distributions                     46,107             840,785           587,113             11,802,613
 Shares repurchased                              (550,939)        (10,162,702)       (1,028,010)           (20,460,802)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                        (62,949)       $   (838,002)          642,538          $  13,752,262
                                              =========================================================================
 CLASS II:
 Shares sold                                    1,234,942        $ 23,216,479           602,236          $  11,881,634
 Reinvestment of distributions                      4,730              85,083            15,547                311,328
 Shares repurchased                              (183,523)         (3,340,777)          (80,202)            (1,562,463)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                      1,056,149        $ 19,960,785           537,581          $  10,630,499
                                              =========================================================================
 EQUITY INCOME PORTFOLIO
 CLASS I:
 Shares sold                                      686,347        $ 12,643,526           711,763          $  13,502,824
 Reinvestment of distributions                     97,456           1,736,941           628,538             11,902,303
 Shares repurchased                              (403,406)         (7,298,986)         (974,658)           (18,688,020)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                        380,397        $  7,081,481           365,643          $   6,717,107
                                              =========================================================================
 CLASS II:
 Shares sold                                      741,996        $ 13,592,186           729,249          $  14,136,095
 Reinvestment of distributions                     12,853             228,871            49,723                945,742
 Shares repurchased                              (246,153)         (4,448,336)         (203,757)            (3,897,584)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                        508,696        $  9,372,721           575,215          $  11,184,253
                                              =========================================================================
 BALANCED PORTFOLIO
 CLASS I:
 Shares sold                                       80,572        $  1,110,553           299,048          $   4,230,959
 Reinvestment of distributions                     35,760             476,712           104,227              1,442,511
 Shares repurchased                              (274,063)         (3,741,672)         (391,835)            (5,531,558)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                       (157,731)       $ (2,154,407)           11,440              $ 141,912
                                              =========================================================================
 HIGH YIELD PORTFOLIO
 CLASS I:
 Shares sold                                    1,300,574        $ 13,550,682         3,144,707          $  32,339,947
 Reinvestment of distributions                    157,998           1,636,100           168,774              1,726,302
 Shares repurchased                              (590,241)         (6,113,479)         (880,558)            (8,893,253)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                        868,331        $  9,073,303         2,432,923          $  25,172,996
                                              =========================================================================

                                                '02 SHARES        '02 AMOUNT
                                                (UNAUDITED)       (UNAUDITED)        '01 SHARES           '01 AMOUNT
 ---------------------------------------------------------------------------------------------------------------------
 HIGH YIELD PORTFOLIO
 CLASS II:
 Shares sold                                       18,837        $    196,469             5,650          $      56,669
 Reinvestment of distributions                        724               7,490                47                    477
 Shares repurchased                                  (737)             (7,686)           (2,977)               (29,778)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                         18,824        $    196,273             2,720          $      27,368
                                              =========================================================================
 STRATEGIC INCOME PORTFOLIO
 CLASS I:
 Shares sold                                      188,988        $  1,782,229           643,780          $   6,074,237
 Reinvestment of distributions                     27,231             256,310            44,516                419,135
 Shares repurchased                              (147,884)         (1,393,460)         (233,301)            (2,187,997)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                         68,335        $    645,079           454,995          $   4,305,375
                                              =========================================================================
 AMERICA INCOME PORTFOLIO
 CLASS I:
 Shares sold                                      878,797        $  8,895,381         1,938,618          $  19,673,327
 Reinvestment of distributions                     96,229             974,733           180,393              1,825,623
 Shares repurchased                              (480,604)         (4,846,199)         (990,648)           (10,014,969)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                        494,422        $  5,023,915         1,128,363          $  11,483,981
                                              =========================================================================
 MONEY MARKET PORTFOLIO
 CLASS I:
 Shares sold                                   36,367,787        $ 36,367,787       248,134,869          $ 248,134,869
 Reinvestment of distributions                    340,785             340,785         1,309,719              1,309,719
 Shares repurchased                           (28,174,071)        (28,174,071)     (236,919,309)          (236,919,305)
                                              -------------------------------------------------------------------------
   Net increase (decrease)                      8,534,501        $  8,534,501        12,525,279          $  12,525,283
                                              =========================================================================

9. FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2002, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of June 30, 2002, the Portfolios' open portfolio hedges were as follows.

                                                                                                      NET
                                CONTRACTS TO      IN EXCHANGE    SETTLEMENT                       UNREALIZED
 PORTFOLIO                         DELIVER            FOR           DATE             VALUE           LOSS
 -----------------------------------------------------------------------------------------------------------
 Strategic Income Portfolio      EURO 80,000       $(78,104)       7/3/02          $(78,893)        $(789)

Outstanding forward currency settlement contracts were as follows:

                                                                                   NET
                                           GROSS              GROSS            RECEIVABLE/
 PORTFOLIO                               RECEIVABLE          PAYABLE            (PAYABLE)
 -----------------------------------------------------------------------------------------
 Global Financials Portfolio              $ 7,471            $ 7,431              $ 40
 Global Health Care Portfolio              40,877             40,713               164
 Global Telecoms Portfolio                    107                107                 -

10. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on debt securities. Prior to January 1, 2001, certain Portfolios did not accrete discounts or amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolios, but resulted in a reduction in cost of securities and a corresponding increase in net unrealized appreciation (depreciation) for Balanced Portfolio, and America Income Portfolio of $14,682 and $47,770, respectively, based on securities held by the Portfolios on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was as follows:

                                    NET INVESTMENT       CHANGE IN UNREALIZED       REALIZED GAIN/
 PORTFOLIO                           INCOME/(LOSS)    APPRECIATION/(DEPRECIATION)       (LOSS)
 -------------------------------------------------------------------------------------------------
 BALANCED PORTFOLIO                   $ (24,085)              $  (8,305)                32,390
 AMERICA INCOME PORTFOLIO             $ (60,800)                  4,096                 56,704

On a per share basis, the effect of this change for the year ended December 31, 2001, was as follows:

                                                                                    RATIO OF NET INVESTMENT
                                         NET                NET REALIZED         INCOME TO AVERAGE NET ASSETS*
                                      INVESTMENT           AND UNREALIZED        ------------------------------
 PORTFOLIO                              INCOME              GAINS (LOSS)         UNADJUSTED            ADJUSTED
 --------------------------------------------------------------------------------------------------------------
 Balanced Portfolio                   $(0.00)(a)              $0.00(A)              2.42%               2.42%
 America Income Portfolio**            (0.00)(a)               0.00(A)              5.38%               5.17%

 *   Ratio assuming no reduction for fees paid indirectly.
 ** Unadjusted and adjusted ratios assuming reduction for fees paid indirectly are 5.26% and 5.20%, respectively.
 (a) Amount rounds to less than 0.01 per share.

The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

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[PIONEER INVESTMENTS LOGO]

PIONEER VARIABLE CONTRACTS TRUST

OFFICERS

JOHN F. COGAN, JR., PRESIDENT
DANIEL T. GERACI, EXECUTIVE VICE PRESIDENT
VINCENT NAVE, TREASURER
JOSEPH P. BARRI, SECRETARY

TRUSTEES
JOHN F. COGAN, JR., CHAIRMAN
MARY K. BUSH
RICHARD H. EGDAHL, M.D.
DANIEL T. GERACI
MARGARET B. W. GRAHAM
MARGUERITE A. PIRET
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER
PIONEER INVESTMENT MANAGEMENT, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

LEGAL COUNSEL
HALE AND DORR LLP

ISSUER
ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, CONTRACT FORM A3025-96 IN NEW YORK AND HAWAII, ISSUED BY FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, CONTRACT FORM A3025-96 GRC

GENERAL DISTRIBUTOR
ALLMERICA INVESTMENTS, INC.
440 LINCOLN STREET
WORCESTER, MA 01653

                                                                   12200-00-0802